As filed with the Securities and Exchange Commission on April 20, 2017
File No. 333-105255
811-07426
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-4
REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933
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PRE-EFFECTIVE AMENDMENT NO.	/ /
POST-EFFECTIVE AMENDMENT NO. 17	/X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 468	/X/

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT ONE
(Exact Name of Registrant)
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
(Name of Depositor)
P.O. BOX 2999
HARTFORD, CT 06104-2999

(Address of Depositor's Principal Offices)
(860) 547-4390
(Depositor's Telephone Number, Including Area Code)
LISA PROCH
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
P.O. BOX 2999
HARTFORD, CT 06104-2999
(Name and Address of Agent for Service)
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APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.
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It is proposed that this filing will become effective:

/ /	immediately upon filing pursuant to paragraph (b) of Rule 485
/X/	on May 1, 2017 pursuant to paragraph (b) of Rule 485
/ /	60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /	on pursuant to paragraph (a)(1) of Rule 485
/ /	this post-effective amendment designates a new effective date for a previously filed post-effective amendment
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PART A

DIRECTOR EPIC PLUS
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT ONE (EST. 5/20/91)
HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT TWO (EST. 6/2/86)
PO BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (REGISTERED REPRESENTATIVES)
www.thehartford.com/annuities

The variable annuity product described in this prospectus is no longer for sale. In 2013, We announced that The Hartford would no longer be selling or issuing annuity products and part of the company’s long-term strategy is to reduce the liabilities associated with in-force annuity contracts. However, we continue to administer the in force annuity contracts. You should read the terms of your annuity contract, including any riders, as your contract contains the specific terms of the benefits, limitations, restrictions, costs and obligations regarding your annuity.
We call this annuity Director Epic Plus because each time you make a Premium Payment, Hartford will credit your Contract Value with a Payment Enhancement. The expenses for this annuity may be higher than the expenses for an annuity without the Payment Enhancements. The Payment Enhancements may, over time, be more than offset by the higher expenses.
This variable annuity prospectus describes a contract between each Owner and joint Owner (“you”) and Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company (“us,” “we” or “our”) where you agreed to make at least one Premium Payment to us and we agreed to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups.
At the time you purchased your Contract, you allocated your Premium Payment to “Sub-Accounts.” These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds described in this prospectus are part of the following Portfolio companies: AIM Variable Insurance Funds, Hartford HLS Funds and Hartford Investment Management Company.
At the time you purchased your Contract you were able to allocate some or all of your Premium Payment to the Fixed Accumulation Feature, which pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. Amounts allocated to the Fixed Accumulation Feature are not segregated from our company assets like the assets of the Separate Account. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature. This Contract and its features may not be available for sale in all states.
Please read this prospectus carefully and keep it for your records and for future reference. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission (“SEC” or “Commission”). Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn’t approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can be obtained free of charge from us by calling 1-800-862-6668 or from the SEC’s website (www.sec.gov).
Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax adviser. This product is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Date of Prospectus: May 1, 2017
Date of Statement of Additional Information: May 1, 2017

Definitions
These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.
Account: Any of the Sub-Accounts or Fixed Accumulation Feature.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Our overnight mailing address is: The Hartford - Annuity Service Operations, 1338 Indian Mound Drive, Mt. Sterling, KY 40353. Our standard mailing address is The Hartford - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.
Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, adjusted for subsequent Premium Payments and withdrawals.
Annual Maintenance Fee: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.
Annual Withdrawal Amount: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.
Annuitant: The person on whose life the Contract is issued. The Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless you elect an earlier date.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Beneficiary: The person(s) entitled to receive benefits pursuant to the terms of the Contract, upon the death of any Contract Owner, joint Contract Owner or Annuitant.
Benefit Amount: The basis used to determine the maximum payout guaranteed under The Hartford’s Principal First and The Hartford’s Principal First Preferred. The initial Benefit Amount is your Premium Payments if you elected the benefit upon purchase or your Contract Value on the date we add the benefit to your Contract if you elect the benefit at a later date.
Benefit Payment: The maximum guaranteed payment that can be made each Contract Year under The Hartford’s Principal First and The Hartford’s Principal First Preferred. The initial Benefit Payment is equal to a percentage of your Premium Payments if you elect the benefit upon purchase or a percentage of your Contract Value on the date we add the benefit to your Contract. The percentage is different for The Hartford’s Principal First and The Hartford’s Principal First Preferred. The Benefit Payment can never exceed the Benefit Amount.
Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant’s death.

Contingent Deferred Sales Charge (“CDSC”): The deferred sales charge that may apply when you make a full or partial Surrender.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owners. We do not capitalize “you” in the prospectus.
Contract Value: The total value of the Accounts on any Valuation Day.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Death Benefit: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.
Deferred Annuity Commencement Date: The Annuitant’s 100 th birthday.
Dollar Cost Averaging: A program that allows you to systematically make transfers between Accounts available in your Contract.
Financial Intermediary: The broker dealer through whom you purchased your contract or the investment professional who is listed in our administrative systems as the agent of record on your Contract and services your Contract.
Fixed Accumulation Feature: Part of our General Account, where you were able to allocate a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature may be called the Fixed Account. The Fixed Accumulation Feature was not offered in all Contracts and is not available in all states. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for Contracts issued in Massachusetts.
General Account: The General Account includes our company assets, including any money you have invested in the Fixed Accumulation Feature. The assets in the General Account are available to the creditors of Hartford.
In Good Order: Certain transactions require your authorization and completion of requisite forms. Such transactions will not be considered in good order unless received by us in our Administrative Office or via telephone or facsimile. Generally, our request for documentation will be considered in good order when we receive all of the requisite information on the form required by us.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Maximum Anniversary Value: When we calculate the Asset Protection Death Benefit or the MAV/EPB Death Benefit, this is the highest Anniversary Value, adjusted for subsequent Premium Payments and withdrawals, prior to the deceased’s 81st birthday or the date of death, if earlier. When we calculate the MAV 70 Death Benefit, this is the highest Anniversary Value prior, adjusted for subsequent Premium Payments and withdrawals, to the deceased’s 71st birthday or the date of death, if earlier.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Payment Enhancement: An amount that Hartford credits your Contract Value at the time a premium payment is made. The amount of a Payment Enhancement is based on the cumulative premium payments you make to your Contract.
Premium Payment: Money sent to us to be invested in your Contract.
Premium Tax: The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Qualified Contract: A contract issued to qualify under Sections 401, 403 or 408 of the Internal Revenue Code.

Required Minimum Distribution: A federal requirement that individuals age 701⁄2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the age of 701⁄2 or upon retirement, whichever comes later.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Account Value: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.
Surrender: A complete or partial withdrawal from your Contract.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges.
The Hartford’s Principal First: An option that was available at an additional charge where, if elected upon purchase, you could take withdrawals that are guaranteed to equal your total Premium Payments as long as certain conditions are met. The guaranteed amount is different if you elected this benefit after you purchased your Contract. The maximum withdrawal amount you may take under The Hartford’s Principal First in any Contract Year is 7% of the guaranteed amount.
The Hartford’s Principal First Preferred: An option that Was available at an additional charge where, if elected upon purchase, you could take withdrawals that are guaranteed to equal your total Premium Payments as long as certain conditions are met. The guaranteed amount is different if you elected this benefit after you purchased your Contract. The maximum withdrawal amount you may take under The Hartford’s Principal First Preferred in any Contract Year is 5% of the guaranteed amount.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

Fee Tables
The following tables describe the fees and expenses that you will pay when purchasing, owning and Surrendering the Contract.
This table describes the fees and expenses that you will pay at the time that you purchase the Contract or Surrender the Contract. Charges for state premium taxes may also be deducted when you purchase the Contract, upon Surrender or when we start to make Annuity Payouts.
Contract Owner Transaction Expenses

Sales Charge Imposed on Purchases (as a percentage of Premium Payments)	None
Contingent Deferred Sales Charge (as a percentage of Premium Payments) (1) First Year (2)	8%
Second Year	8%
Third Year	8%
Fourth Year	8%
Fifth Year	7%
Sixth Year	6%
Seventh Year	5%
Eighth Year	4%
Ninth Year	0%

(1)
Each Premium Payment has its own Contingent Deferred Sales Charge schedule. The Contingent Deferred Sales Charge is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount. We waive the Contingent Deferred Sales Charge on certain types of Surrenders. See the Contingent Deferred Sales Charges in the Charges and Fees Section of this prospectus.

(2)	Length of time from each Premium Payment.
Contract Owner Periodic Expenses
This table describes the fees and expenses that you will pay periodically and on a daily basis during the time that you own the Contract, not including fees and expenses of the underlying Funds.

Annual Maintenance Fee (3)	$30
Separate Account Annual Expenses (as a percentage of average daily Sub-Account Value) Mortality and Expense Risk Charge	1.45%
Total Separate Account Annual Expenses	1.45%
Optional Charges (as a percentage of average daily Sub-Account Value) MAV 70 Death Benefit Charge (5)	0.20%
MAV/EPB Death Benefit Charge (4)(5)	0.30%
The Hartford’s Principal First Charge (6)(7)	0.75%
The Hartford’s Principal First Preferred Charge (6)	0.20%
Total Separate Account Annual Expenses with optional charges (8)	2.50%

(3)
An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $50,000. It is deducted proportionately from the Accounts in which you are invested at the time of the charge.

(4)	You may choose only one optional Death Benefit.

(5)	The MAV/EPB Death Benefit was not available for Contracts issued in Washington, New York or Minnesota.

(6)	This rider/option can no longer be elected or added after you purchase your Contract.

(7)
While the maximum charge for The Hartford’s Principal First is 0.75%, the current charge for this benefit is 0.50%. This charge may increase on or after the 5th anniversary of election. See “The Contract” section for additional information.

(8)	Total Separate Account Annual Expenses with optional charges includes charges for the highest combination of optional charges.

This table shows the minimum and maximum total fund operating expenses charged by the underlying Funds that you may pay on a daily basis during the time that you own the Contract. More detail concerning each underlying Fund’s fees and expenses is contained in the prospectus for each Fund.

Director Epic Plus I	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including management fees, Premium Based Charges and/or service fees (12b-1) fees, and other expenses)	0.56%	1.19%
EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Example reflects a deduction for any Contingent Deferred Sales Charge, Annual Maintenance Fee, maximum Separate Account Annual Expenses including the highest combination of Optional Charges, and the highest Total Annual Fund Operating Expenses of the underlying Funds. The Example does not reflect the deduction of any applicable Premium Taxes, income taxes or tax penalties you may be required to pay if you Surrender your Contract. If you did not select all of the optional benefits, your expenses would be lower than those shown in the Example.
The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In the following Example table, Hartford assumes a Contract Value of $40,000 to illustrate the charges that would be deducted. Our average Contract Value is $80,000, but we use a smaller Contract Value so that we can show you the highest possible deductions. The Example assumes the Annual Maintenance Fee will always be deducted if the Contract is Surrendered. If your Contract Value is $50,000 or more, Hartford waives the Annual Maintenance Fee, so the Example shows charges that are higher than you would have to pay. We change the Annual Maintenance Fee for a $40,000 Contract Value into a percentage to more easily calculate the charges. The percentage we use is 0.075%.
The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the highest Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you Surrender your Contract at the end of the applicable time period:

1 year	$1,142
3 years	$1,984
5 years	$2,745
10 years	$4,244

(2)	If you annuitize at the end of the applicable time period:

1 year	$301
3 years	$1,127
5 years	$1,967
10 years	$4,130

(3)	If you do not Surrender your Contract:

1 year	$408
3 years	$1,235
5 years	$2,076
10 years	$4,244

Condensed Financial Information
When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see “How is the value of my Contract calculated before the Annuity Commencement Date?.” Please refer to Appendix V for information regarding the minimum and maximum class of Accumulation Unit Values. All classes of Accumulation Unit Values may be obtained, free of charge, by calling us at 1-800-862-6668.

Highlights
How do I purchase this Contract?
This Contract is closed to new investors. In addition, as of October 4, 2013, we no longer allow Contract Owners to reinstate their Contracts when a Contract Owner requests a Surrender (either Full or Partial). Subsequent Premium Payments must be at least $500, unless you take advantage of our InvestEase® Program or are part of certain retirement plans.
What are Payment Enhancements?
Each time you make a Premium Payment, Hartford will credit your Contract Value with a Payment Enhancement. The amount of the Payment Enhancement is based on your cumulative Premium Payments.
Hartford has developed a variety of variable annuities to help you meet your goals. We issue variable annuities that do not have Payment Enhancements, but that do have lower mortality and expense risk charges and shorter contingent deferred sales charge periods than this Contract. When you talk to your financial adviser, you should make sure that an annuity with a Payment Enhancement is a suitable investment for you.
What type of sales charges apply?
You didn’t pay a sales charge when you purchased your Contract. We may charge you a Contingent Deferred Sales Charge when you partially or fully Surrender your Contract. The Contingent Deferred Sales Charge will depend on the amount you choose to Surrender and the length of time the Premium Payment you made has been in your Contract.
The percentage used to calculate the Contingent Deferred
Sales Charge is equal to:

Number of years from Premium Payment	Contingent Deferred Sales Charge
1	8%
2	8%
3	8%
4	8%
5	7%
6	6%
7	5%
8	4%
9 or more	0%
You won’t be charged a Contingent Deferred Sales Charge on:

✓	The Annual Withdrawal Amount

✓	Premium Payments or earnings that have been in your Contract for more than eight years

✓	Payment Enhancements or earnings

✓	Distributions made due to death

✓	Distributions under a program for substantially equal periodic payments made for your life or life expectancy

✓	Most payments we make to you as part of your Annuity Payouts
Is there an Annual Maintenance Fee?
We deduct this $30 fee each year on your Contract Anniversary or when you fully Surrender your Contract, if, on either of those dates, the value of your Contract is less than $50,000.
What charges will I pay on an annual basis?
In addition to the Annual Maintenance Fee, you pay the following charges each year:

•	Mortality and Expense Risk Charge — This charge is deducted daily and is equal to an annual charge of 1.45% of your Contract Value invested in the Sub-Accounts.

•	Annual Fund Operating Expenses — These charges are for the underlying Funds. See the Funds’ prospectus for more complete information.
What charges will I pay on an annual basis if I elected optional benefits?

•
MAV 70 Death Benefit Charge — This rider/option can no longer be elected or added after you purchase your Contract. We call this optional Death Benefit the “MAV 70 Death Benefit,” which is short for “Maximum Anniversary Value 70 Death

Benefit.” If you elected the MAV 70 Death Benefit, we will deduct an additional charge on a daily basis that is equal to an annual charge of 0.20% of your Contract Value invested in the Sub-Accounts. If you elected this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts.

•
MAV/EPB Death Benefit Charge — This rider/option can no longer be elected or added after you purchase your Contract. We call the optional Death Benefit the “MAV/EPB Death Benefit,” which is short for “Maximum Anniversary Value/Earnings Protection Death Benefit.” If you elected the MAV/EPB Death Benefit, we will deduct an additional charge on a daily basis that is equal to an annual charge of 0.30% of your Contract Value invested in the Sub-Accounts. If you elected this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts.

•
The Hartford’s Principal First Charge — This rider/option can no longer be elected or added after you purchase your Contract. If you elected The Hartford’s Principal First, we will deduct an additional charge on a daily basis based on your Contract Value invested in the Sub-Accounts. If you elected this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts.

•
The Hartford’s Principal First Preferred Charge — This rider/option can no longer be elected or added after you purchase your Contract. If you elected The Hartford’s Principal First Preferred, we will deduct an additional charge on a daily basis that is equal to an annual charge of 0.20% of your Contract Value invested in the Sub-Accounts.

If you elect the Annuity Commencement Date Deferral Option ("Deferral Option"), then upon the original Annuity Commencement Date, The Hartford's Principal First, The Hartford's Principal First Preferred as well as all other living benefits and optional death benefits are terminated and the associated rider charges will no longer be assessed.
Charges and fees may have a significant impact on Contract Values and the investment performance of the Sub-Accounts. This impact may be more significant with Contracts with lower Contract Values.
Can I take out any of my money?
You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts. Once Annuity Payouts begin, you may take full or partial Surrenders under the Payments for a Period Certain, Life Annuity with Payments for a Period Certain or the Joint and Last Survivor Annuity with Payments for a Period Certain Annuity Option.

➢	You may have to pay income tax on the money you take out and, if you Surrender before you are age 59½, you may have to pay a federal income tax penalty.

➢	You may have to pay a Contingent Deferred Sales Charge on the money you Surrender.
Will Hartford pay a Death Benefit?
There is a Death Benefit if the Contract Owner, joint Contract Owner or the Annuitant, if applicable, dies before we begin to make Annuity Payouts. The Death Benefit will be calculated as of the date we receive a certified death certificate or other legal document acceptable to us. The Death Benefit amount will remain invested in the Sub-Accounts and the Fixed Accumulation Feature according to your last instructions and will fluctuate with the performance of the underlying Funds.
What Annuity Payout Options are available?
When it comes time for us to make payouts, you may choose one of the following Annuity Payout Options: Life Annuity, Life Annuity with Payments for a Period Certain, Life Annuity with a Cash Refund, Joint and Last Survivor Life Annuity, Joint and Last Survivor Life Annuity with Payments for a Period Certain and Payments For a Period Certain. We may make other Annuity Payout Options available at any time.
You must begin to take Annuity Payouts by the Annuity Commencement Date, which is the Annuitant’s 90th birthday or the end of the 10th Contract Year, whichever is later. As of October 4, 2013, we no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors. If you do not tell us what Annuity Payout Option you want before that time, we will make Automatic Annuity Payouts under the Life Annuity with Payments for a Period Certain Payout Option with a ten-year period certain payment option.
Effective February 11, 2017, we began allowing eligible Contract Owners to defer their Annuity Commencement Date pursuant to the provisions outlined in the Annuity Commencement Date Deferral Option ("Deferral Option") section below. If you elect the Deferral Option, you may defer your Annuity Commencement Date the Annuitant’s 100 th birthday. Once elected, in the event the Contingent Annuitant becomes the Annuitant and in the absence of a written election to the contrary, the Deferred Annuity Commencement Date will be the fifteenth day of the month coincident with or next following the Contingent Annuitant’s 100 th birthday.

•
For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your original Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with Payments For a Period Certain Payout Option with period certain payments for five years. For non-Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout

Option you want, we will pay you under the Life Annuity with Payments For a Period Certain Payout Option with a ten year period certain.
Depending on the investment allocation of your Contract in effect on the Annuity Commencement Date, we will make Automatic Annuity Payouts that are:

•	fixed dollar amount Automatic Annuity Payouts,

•	variable dollar amount Automatic Annuity Payouts, or

•	a combination of fixed dollar amount and variable dollar amount Automatic Annuity Payouts.
You may not choose a fixed dollar amount Annuity Payout if you purchase your Contract in Oregon or Pennsylvania.
Can I defer my Annuity Commencement Date?
If you are eligible, you may elect a one-time deferral of your Annuity Commencement Date. To elect this option we must receive at our Administrative Office the Annuity Commencement Date Deferral Option Request Form In Good Order during the Election Period. The Election Period begins when we send you the Annuity Commencement Date Deferral Option rider and ends on your Annuity Commencement Date. The Annuity Commencement Date Deferral Option rider will become effective on the Annuity Commencement Date. For more information, please see the section titled Annuity Commencement Date Deferral Option .
General Contract Information
The Company
We are a stock life insurance company. Hartford Life and Annuity Insurance Company is authorized to do business in Puerto Rico, the District of Columbia, and all states of the United States except New York. Hartford Life and Annuity Insurance Company is a subsidiary of Hartford Life Insurance Company. Hartford Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Hartford Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our corporate offices are located in Hartford, Connecticut. Neither company cross guarantees the obligations of the other. We are ultimately controlled by The Hartford Financial Services Group, Inc.
All guarantees under the Contract are subject to each issuing company’s financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with the SEC (Hartford Life Insurance Company only) and/or state insurance departments. For example, Hartford Life Insurance Company files annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above. You may read or copy these reports at the SEC’s Public Reference Room at 100 F. Street N.E., Room 1580, Washington, D.C. 20549-2001. You may also obtain reports and other information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.thehartford.com/annuities or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
The Separate Account
We set aside and invest the assets of some of our annuity contracts, including these Contracts, in a Separate Account. These Separate Accounts are registered as unit investment trusts under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of a Separate Account or us. Separate Accounts meet the definition of “Separate Account” under federal securities law. The Separate Accounts referenced in this prospectus hold only assets for variable annuity contracts. These Separate Accounts:

•	hold assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract;

•	are not subject to the liabilities arising out of any other business we may conduct;

•	are not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts;

•	may be subject to liabilities of other variable annuity contracts offered by this Separate Account which are not described in this prospectus; and

•	are credited with income and gains, and takes losses, whether or not realized, from the assets they hold without regard to our other income, gains or loss.
We do not guarantee the investment results of the Separate Account.
In a low interest rate environment, yields for Money Market Sub-Accounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and Charges for Optional Benefits (if applicable), may be negative even though the underlying Fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a

Money Market Sub-Account or participate in an Asset Allocation Program where Contract Value is allocated to a Money Market Sub-Account under the applicable asset allocation model, that portion of your Contract Value may decrease in value.
The Funds
At the time you purchased your Contract, you allocated your Premium Payments to Sub-Accounts. These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution charges and operating expenses. “Master-feeder” or “fund of funds” (“feeder funds”) invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return. Please contact us to obtain a copy of the prospectuses for each Fund (or for any feeder funds). Read these prospectuses carefully before investing. We do not guarantee the investment results of any Fund. Certain Funds may not be available in all states and in all Contract classes. Please see Appendix I for additional information.
Mixed and Shared Funding — Fund shares may be sold to our other Separate Accounts, our insurance company affiliates or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Contract Owners investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying Fund.
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:

•	notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted;

•	send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;

•	arrange for the handling and tallying of proxies received from Owners;

•	vote all Fund shares attributable to your Contract according to timely instructions received from you, and

•	vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely voting instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — Subject to any applicable law, we may make certain changes to the Funds offered under your Contract. We may, at our discretion, establish new Funds. New Funds may be made available to existing Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC, and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Fees and Payments We Receive from Funds and related parties — We receive substantial fees and payments with respect to the Funds that are offered through your Contract (sometimes referred to as revenue sharing payments). We consider these fees and payments, among a number of facts, when deciding to include a Fund that we offer through the Contract. All of the Funds that are offered through your Contract make payments to Hartford or an affiliate. We receive these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Funds in amounts up to 0.55% of assets invested in a Fund. These fees and payments may include asset-based sales compensation and service fees under Premium Based Charges and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. Hartford expects to make a profit on the amount of the fees and payments that exceed Hartford’s own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other Funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2016, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities):
AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services Inc., BlackRock Advisors, LLC, BlackRock Investment, LLC, Columbia Management Distributors, Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Franklin Templeton Services, LLC, The Huntington Funds, Invesco Advisors Inc., Invesco Distributors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, JPMorgan Investment Advisors, Inc., Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.
We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the HLS Funds) and HIMCO VIT Funds based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.
Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by Hartford varies by Fund and Hartford may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.40% and 0.35%, respectively, in 2016, and are not expected to exceed 0.40% and 0.35%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $75 from that Fund). For the fiscal year ended December 31, 2016, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $53.5 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.
Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.
When a Sub-Account advertises its standardized total return, it will usually be calculated since the date of the Separate Account’s inception for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge, Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.
The Separate Account may also advertise non-standard total returns that predate the inception date of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for Contingent Deferred Sales Charge or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account.
These non-standardized returns must be accompanied by standardized returns. If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the underlying Fund less the recurring charges at the Separate Account level.
A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized; i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges at the Separate Account level.

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.
Fixed Accumulation Feature
The Fixed Accumulation Feature is currently not available.
Important Information You Should Know: This portion of the Prospectus relating to the Fixed Accumulation Feature is not registered under the Securities Act of 1933 (“1933 Act”) and the Fixed Accumulation Feature is not registered as an investment company under the 1940 Act. The Fixed Accumulation Feature or any of its interests are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosure regarding the Fixed Accumulation Feature.
The following disclosure about the Fixed Accumulation Feature may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.
Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in the General Account. Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors.
We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a minimum rate that meets your State’s minimum non-forfeiture requirements. We reserve the right to prospectively declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Accumulation Feature. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates and no assurances are offered as to future rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments; regulatory and tax requirements; and competitive factors.
We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a “first-in first-out” basis.
Important: Any interest credited to amounts you allocate to the Fixed Accumulation Feature in excess of the minimum guaranteed interest rate will be determined at our sole discretion. You assume the risk that interest credited to the Fixed Accumulation Feature may not exceed the minimum guaranteed interest rate for any given year. The Fixed Accumulation Feature interest rates may vary by State. While we do not charge a separate fee for investing in the Fixed Accumulation Feature, our expenses associated with offering this feature are factored into the Fixed Accumulation Feature.
From time to time, we may credit increased interest rates under certain programs established in our sole discretion.
The Contract
Purchases and Contract Value
What types of Contracts are available?
This Contract is no longer available for sale. The Contract is an individual or group tax-deferred variable annuity contract. It was designed for retirement planning purposes and was available for purchase by any individual, group or trust, including:

•	Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

•	Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code;

•	Individual Retirement Annuities adopted according to Section 408 of the Code;

•	Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, and

•	Certain eligible deferred compensation plans as defined in Section 457 of the Code.

The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts were able to purchase Contracts that were not part of a tax qualified retirement plan. These are known as non-qualified Contracts.
If you purchased the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax deferred treatment under the Code.
This prospectus describes two versions of the Contract. Series II of the Contract was sold before January 30, 2004. Series IIR of the Contract is sold on or after January 30, 2004.
How do I purchase a Contract?
The Contract was only available for purchase through a Financial Intermediary. Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.
Premium Payments may not exceed $1 million without our prior approval. We reserve the right to impose special conditions on anyone who seeks our approval to exceed this limit.
If you purchase your Contract in Oregon, we will accept subsequent Premium Payments only during the first three Contract Years.
How are Premium Payments applied to my Contract?
If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, it will be priced on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions on record. We will send you a confirmation when we invest your Premium Payment.
California Seniors — The Senior Protection Program
Any Contract Owner 60 years old or older when purchasing this Contract in the state of California must either:

•	Elect the Senior Protection Program, or

•	Elect to immediately allocate the initial Premium Payments to the other investment options.
Under the Senior Protection Program we will allocate your initial Premium Payment to a money market fund sub-account for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions.
If you elect the Senior Protection Program you will not be able to participate in any InvestEase or Dollar Cost Averaging Program until after the Program has terminated. The Dollar Cost Averaging Plus, Static Asset Allocation Models and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in a money market fund sub-account unless you direct otherwise.
You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Account value from a money market fund sub-account to another investment option.
When you terminate your participation in the Senior Protection Program:

•	You may reallocate your Contract Value in the Program to other investment options; or

•	we will automatically reallocate your Account value in the Program according to your original instructions 35 days after your initial Premium Payment.
What are Payment Enhancements?
Each time you make a Premium Payment to your Contract, Hartford will credit your Contract Value with a Payment Enhancement. The Payment Enhancement is based on your cumulative Premium Payments and is equal to:

•	3% of the Premium Payment if your cumulative Premium Payments are less than $50,000.
•	4% of the Premium Payment if your cumulative Premium Payments are $50,000 or more.
If you make a subsequent Premium Payment that increases your cumulative Premium Payments to $50,000 or more, Hartford will credit an additional Payment Enhancement to your Contract Value equal to 1% of your prior Premium Payments.
The Payment Enhancements will be allocated to the same Accounts and in the same proportion as your Premium Payment.
Do I always get to keep my Payment Enhancements?
You won’t always get to keep your Payment Enhancement credited to your Contract Value. Hartford will take back or “recapture” some or all of the Payment Enhancements under certain circumstances:

•	Hartford will take back the Payment Enhancements we credit to your Contract Value if you cancel your Contract during the “Right to Examine” period described in your Contract.

•	Hartford will deduct any Payment Enhancements credited to your Contract Value in the 24 months prior to the Annuity Calculation Date when we determine the amount available for Annuity Payouts.

•
Hartford will deduct all Payment Enhancements credited during a period of eligible confinement to a hospital, nursing home or other qualified long-term care facility under the Waiver of Sales Charge Rider if you request a full or partial Surrender.

Do Payment Enhancements always benefit me?
Not all of the time. Hartford issues a variety of variable annuities designed to meet different retirement planning goals. Some of our variable annuities have no Payment Enhancement, some have lower mortality and expense risk charges and still others have no contingent deferred sales charge. You and your financial adviser should decide if you may be better off in certain circumstances with one of our other variable annuities. You and your financial adviser should consider some of the following factors when determining which annuity is appropriate for you:

•	The length of time that you plan to continue to own your Contract.

•	The frequency, amount and timing of any partial Surrenders.

•	The amount of your Premium Payments.

•	When you plan to annuitize your Contract.

•	Whether you might experience an event that results in the loss of some or all of the Payment Enhancements.
We recapture the Payment Enhancements credited in the 24 months prior to the Annuity Calculation Date, in the 12 months prior to the date we receive notice of death, and under certain circumstances, if you are confined to a nursing home. It might not be beneficial to purchase this Contract if you know that you will experience an event that will require Hartford to take back these Payment Enhancements. In addition, although this Contract’s fees and charges are lower than many annuities that add a “bonus” or Payment Enhancement, the expenses are higher than some variable annuities without a Payment Enhancement. Over the life of the Contract, the Payment Enhancements you receive may be more than offset by the higher expenses.
Replacement of Annuities
A "replacement" occurs when a new contract is purchased and, in connection with the sale, an existing contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new annuity contract involves the use of the funds obtained from the values of an existing annuity contract through Withdrawal, Surrender or loan.
There are circumstances in which replacing your existing annuity contract can benefit you. However, a replacement may not be in your best interest. Accordingly, you should make a careful comparison of the cost and benefits of your existing contract and the proposed contract with the assistance of your financial and tax advisers to determine whether replacement is in your best interest. You should be aware that the person selling you the new contract will generally earn a commission if you buy the new contract through a replacement. Remember that if you replace a contract with another contract, you might have to pay a surrender charge on the replaced contract, and there may be a new surrender charge period for the new contract. In addition, other charges may be higher (or lower) and the benefits may be different.
You should also note that once you have replaced your variable annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable annuity contract during your "free look" period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered contract if the owner chooses to reject their new variable annuity contract during their "free look" period.
Description of Right to Cancel provision you had when you Purchased your Contract.
If, for any reason, you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.
Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Date we receive your request to cancel and will refund any sales or contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.
How is the value of my Contract calculated before the Annuity Calculation Date?
The Contract Value is the sum of the value of the Fixed Accumulation Feature and all Sub-Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the underlying Funds.
When Premium Payments and Payment Enhancements are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the sum of your Premium Payments and Payment Enhancements, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of a Sub-Account, settling a Death Benefit claim or by annuitizing your Contract.
To determine the current Accumulation Unit Value, we take the prior Valuation Day’s Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

•	The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; divided by

•	The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by

•
Contract charges including the daily expense factor for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, adjusted for the number of days in the period.

We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.
Can I transfer from one Sub-Account to another?
You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time. In addition, there may be investment restrictions applicable to your contract in conjunction with certain riders as described in this prospectus.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it received is in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
What Happens When I Request a Sub-Account Transfer?
Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Contract Owners’ “transfer-out” requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Contract Owners’ “transfer-in” requests.
In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on My Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer;” however, you cannot transfer the same Contract Value more than once a Valuation Day.

Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account
No
Second, you are allowed to submit a total of 20 Sub-Account transfers each Contract Year (the “Transfer Rule”) by U.S. Mail, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company-sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:

Abusive Transfer Policy (effective until July 1, 2007):
Regardless of the number of Sub-Account transfers you have done under the Transfer Rule, you still may have your Sub-Account transfer privileges restricted if you violate the Abusive Transfer Policy.
We rely on the Funds to identify a pattern or frequency of Sub-Account transfers that the Fund wants us to investigate. Most often, the Fund will identify a particular day where it experienced a higher percentage of shares bought followed closely by a day where it experienced the almost identical percentage of shares sold. Once a Fund contacts us, we run a report that identifies all Contract Owners who transferred in or out of that Fund’s Sub-Account on the day or days identified by the Fund. We may share tax identification numbers and other shareholder identifying information contained in our records with Funds. We then review the Contracts on that list to determine whether transfer activity of each identified Contract violates our written Abusive Transfer Policy. We don't reveal the precise details of our analysis to help make it more difficult for abusive traders to adjust their behavior to escape detection.

We consider some or all of the following factors:
✓ the dollar amount of the transfer;
✓ the total assets of the Funds involved in the transfer;
✓ the number of transfers completed in the current calendar quarter;
✓ whether the transfer is part of a pattern of transfers designed to take advantage of short-term market fluctuations or market inefficiencies; or
✓ the frequent trading policies and procedures of a potentially affected Fund.
If you violate the Abusive Trading Policy, we will terminate your Sub-Account transfer privileges until your next Contract Anniversary. We do not differentiate between Contract Owners when enforcing this policy.

Fund Trading Policies (effective after July 1, 2007):
You are subject to Fund trading policies, if any. We are obligated to provide, at the Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund’s agent to help monitor compliance with that Fund’s trading policy.

We are obligated to follow each Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund’s trading policy. Please refer to each Fund’s prospectus for more information.

Fund trading policies do not apply or may be limited. For instance:
✓ Certain types of financial intermediaries may not be required to provide us with shareholder information.
✓ “Excepted funds” such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

✓ A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.
✓ Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company-sponsored contractual or systematic program such as transfers of assets as a result of “dollar cost averaging” programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.

Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,

•	Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

•	Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.

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These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

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In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (participants) or enforce the Transfer Rule because we do not keep participants' account records for a Contract. In those cases, the participant account records and participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding participant Sub-Account transfers.

How am I affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Fixed Accumulation Feature Transfers
During each Contract Year, you may make transfers out of the Fixed Accumulation Feature to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%).
Fixed Accumulation Feature Transfer Restrictions
Each Contract Year, you may transfer the greater of:

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30% of the greatest Contract Value in the Fixed Accumulation Feature as of any Contract Anniversary or Contract issue date. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary or;

•	An amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.
We apply these restrictions to all transfers from the Fixed Accumulation Feature, including all systematic transfers and Dollar Cost Averaging Programs.
If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer an amount equal to up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.
We may defer transfers and Surrenders from the Fixed Accumulation Feature for up to 6 months from the date of your request.
You must wait six months after your most recent transfer from the Fixed Accumulation Feature before moving Sub-Account Values back to the Fixed Accumulation Feature. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program, you must wait six months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.
If you elect the Deferral Option, at least 80% of your Contract Value must be invested in Sub-Accounts on the original Annuity Commencement Date. That is, no more than 20% of the Contract Value may be allocated to the Fixed Accumulation Feature on the original Annuity Commencement Date. Any amount over 20% of Contract Value allocated to the Fixed Accumulation Feature on the original Annuity Commencement Date will be moved out of the Fixed Accumulation Feature via a Dollar Cost Averaging program with a duration of six months or less according to the instructions that you provide to us on the Annuity Commencement Date Deferral Option Request Form. Any existing restriction on the maximum amount transferable from the Fixed Accumulation Feature during any Contract Year will be waived on and after the original Annuity Commencement Date. The Contract Value is calculated on the Valuation Day immediately before the transfer.
Mail, Telephone and Internet Transfers
You may make transfers through the mail or your Financial Intermediary. You may also make transfers by calling us or through our website. Transfer instructions received by telephone before the end of any Valuation Day will be carried our at the end of that date. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by Hartford at the time and date stated on the electronic acknowledgment Hartford returns to you. If the time and date indicated on the acknowledgment is before the end of any Valuation Day, the instructions will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgment, you should telephone us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your investment professional. Any verbal communication should be re-confirmed in writing.
Telephone or Internet transfer requests may currently only be canceled by calling us before the close of the New York Stock Exchange on the day you made the transfer request.
We, our agents or our affiliates are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Power of Attorney
You may authorize another person to conduct financial and other transactions on your behalf by submitting a copy of a power of attorney (POA) executed by you that meets the requirements of your resident state law. Once we have the POA on file, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated agent (attorney-in-fact). We reserve the right to request an affidavit or certification from the agent that the POA is in effect when the agent makes such transactions. You may instruct us to discontinue honoring the POA at any time.
Charges and Fees
The following charges and fees are associated with the Contract:
The Contingent Deferred Sales Charge
The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to registered representatives and the cost of preparing sales literature and other promotional activities.
We may assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender and how long your Premium Payments have been in the Contract. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are

Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender. The amount assessed a Contingent Deferred Sales Charge will not exceed your total Premium Payments.
The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

Number of years from Premium Payment	Contingent Deferred Sales Charge
1	8%
2	8%
3	8%
4	8%
5	7%
6	6%
7	5%
8	4%
9 or more	0%
Surrender Order — During the Contract Years when a Contingent Deferred Sales Charge applies to the initial Premium Payment, all Surrenders in excess of the Annual Withdrawal Amount (which is equal to 10% of total Premium Payments) will be taken first from Premium Payments, then from earnings and then from Payment Enhancements. Surrenders from Premium Payments in excess of the Annual Withdrawal Amount will be subject to a Contingent Deferred Sales Charge.
Thereafter, Surrenders will be taken first from earnings, then from Premium Payments not subject to a Contingent Deferred Sales Charge, then from Premium Payments associated with Premium Payments not subject to a Contingent Deferred Sales Charge, then from Premium Payments still subject to a Contingent Deferred Sales Charge on a first-in, first-out basis, then from Payment Enhancements associated with Premium Payments still subject to Contingent Deferred Sales Charges. Only Premium Payments subject to Contingent Deferred Sales Charges are subject to a charge.

For example, you made an initial Premium Payment of $10,000 five years ago and an additional Premium Payment of $20,000 one year ago. If you request a partial withdrawal of $15,000 and you have not taken your Annual Withdrawal Amount for the year, we will deduct a Contingent Deferred Sales Charge as follows:

• Hartford will Surrender the Annual Withdrawal Amount which is equal to 10% of your total Premium Payments or $3,000 without charging a Contingent Deferred Sales Charge.
• We will then Surrender the Premium Payments that have been in the Contract the longest.
• That means we would Surrender the entire $10,000 initial Premium Payment and deduct a Contingent Deferred Sales Charge of 7% on that amount, or $700.00.
• The remaining $2,000 will come from the additional Premium Payment made one year ago and we will deduct a Contingent Deferred Sales Charge of 8% of the $2,000, or $160.00.
• Your total Contingent Deferred Sales Charge is $860.
If you have any questions about these charges, please contact your Registered Representative or Hartford.
If you are a patient in a certified long-term care facility or other eligible facility — We will waive any Contingent Deferred Sales Charge for a partial or full Surrender if you, the joint Contract Owner or the Annuitant, are confined for at least 180 calendar days to a:

✓	facility recognized as a general hospital by the proper authority of the state in which it is located;
✓	facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals;
✓	facility certified by Medicare as a hospital or long-term care facility; or
✓	nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.
For this waiver to apply, you must:

•	have owned the Contract continuously since it was issued,

•	provide written proof of your eligibility satisfactory to us, and

•	request the Surrender within 91 calendar days of the last day that you are an eligible patient in a recognized facility or nursing home.
This waiver is not available if you, the joint Contract Owner or the Annuitant is in a facility or nursing home when you purchase or upgrade the Contract. We will not waive any Contingent Deferred Sales Charge applicable to any Premium Payments made while you are in an eligible facility or nursing home. In addition, if you request a full or partial Surrender during confinement, we will deduct from your Contract Value any Payment Enhancements credited during the time you were confined.
This waiver may not be available in all states.

•	Upon death of the Annuitant, Contract Owner or joint Contract Owner - No Contingent Deferred Sales Charge will be deducted if the Annuitant, Contract Owner or joint Contract Owner dies.

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Upon Annuitization - The Contingent Deferred Sales Charge is not deducted when you annuitize the Contract. However, we will charge a Contingent Deferred Sales Charge if the Contract is Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.

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For The Hartford’s Principal First Benefit Payments - If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.

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For The Hartford’s Principal First Preferred Benefit Payments - If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.

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For Required Minimum Distributions - This allows Annuitants who are age 70½ or older, with a Contract held under an Individual Retirement Account or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge for one year’s required minimum distribution for that Contract Year. All requests for Required Minimum Distributions must be in writing.

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For substantially equal periodic payments - We will waive the Contingent Deferred Sales Charge if you take part in a program for partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59½.

•	Upon cancellation during the Right to Cancel Period - No Contingent Deferred Sales Charge will be deducted if you cancel your Contract during the Right to Cancel Period.
Mortality and Expense Risk Charge
For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 1.45% of the Sub-Account Value.
The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

•	Mortality Risk - There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

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Expense Risk - We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The Mortality and Expense Risk Charge enables us to keep our commitments and to pay you as planned. If the Mortality and Expense Risk Charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the Mortality and Expense Risk Charge exceeds these costs, we keep the excess as profit. We may use these profits for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from the Mortality and Expense Risk Charge.
Annual Maintenance Fee
The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual $30 charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested. We do not deduct the charge for Contracts issued in South Carolina and Washington if it will cause the rate of interest credited to your Contract Value in the Fixed Accumulation Feature to fall below state minimum requirements.
When is the Annual Maintenance Fee Waived?

We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include contracts from our Putnam Hartford line of variable annuity contracts with the Contracts when we combine Contract Value for purposes of this waiver.
Premium Taxes
The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Charges Against the Funds
Annual Fund Operating Expenses — The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds’ prospectus.
Charges for Optional Benefits

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MAV 70 Death Benefit Charge — This rider/option can no longer be elected or added after you purchase your Contract. We call this optional Death Benefit the “MAV 70 Death Benefit,” which is short for “Maximum Anniversary Value 70 Death Benefit.” If you elected the MAV 70 Death Benefit, we will deduct an additional charge on a daily basis that is equal to an annual charge of 0.20% of your Contract Value invested in the Sub-Accounts. If you elected this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts.

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MAV/EPB Death Benefit Charge — This rider/option can no longer be elected or added after you purchase your Contract. We call the optional Death Benefit the “MAV/EPB Death Benefit,” which is short for “Maximum Anniversary Value/Earnings Protection Death Benefit.” If you elected the MAV/EPB Death Benefit, we will deduct an additional charge on a daily basis that is equal to an annual charge of 0.30% of your Contract Value invested in the Sub-Accounts. If you elected this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts.

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The Hartford’s Principal First Charge — If you elected The Hartford’s Principal First, we will deduct an additional charge on a daily basis based on your Contract Value invested in the Sub-Accounts. If you elected this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts.

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The Hartford’s Principal First Preferred Charge — If you elected The Hartford’s Principal First Preferred, we will deduct an additional charge on a daily basis that is equal to an annual charge of 0.20% of your Contract Value invested in the Sub-Accounts.

If you elect the Annuity Commencement Date Deferral Option, then upon the original Annuity Commencement Date, The Hartford's Principal First, The Hartford's Principal First Preferred as well as all other living benefits and optional death benefits are terminated and the associated rider charges will no longer be assessed.
Other disclosure specific to Invesco V.I. Government Money Market Fund
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940. Further detail regarding these changes is set forth in the fund's prospectus.
Payment Enhancements
No specific charges are assessed to cover the expenses of the Payment Enhancement. Rather, the combination of charges and fees within the Contract, including the Mortality and Expense Risk Charge and the Contingent Deferred Sales Charge, are set at a level sufficient to cover the cost of offering the enhancements. As with all of its investment products, Hartford expects to make a profit on the sale of these Contracts, however, there are no additional profits inherent with the structure of this Contract when compared with any other product we offer.
Reduced Fees and Charges
We may offer, in our discretion, reduced fees and charges including, but not limited to Contingent Deferred Sales Charges, the Mortality and Expense Risk Charge, any applicable administrative charges, the Annual Maintenance Fee and charges for optional benefits, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.

The Hartford’s Principal First and The Hartford’s Principal First Preferred
Electing The Hartford’s Principal First or The Hartford’s Principal First Preferred
If you elect the Annuity Commencement Date Deferral Option, The Hartford’s Principal First and The Hartford Principal First Preferred riders including any guaranteed income benefit, death benefit settlement option and any annuitization option under these riders (i) will be terminated in their entirety; (ii) the charge for these riders will no longer be assessed; and (iii) your contract will then be subject to the contract minimum rules. If, however, you are receiving Automatic Income Payments under The Hartford’s Principal First or The Hartford Principal First Preferred riders, you may continue to do so once the Deferral Option is effective. However, you will then be subject to the contract minimum rules. That is, if after any withdrawal, whether it be a systematic withdrawal or a one-time partial Surrender, your Contract Value falls below the contract minimum, we will close your contract and pay the full Surrender Value. For more details, see the Annuity Commencement Date Deferral Option (“Deferral Option”) section in the Annuity Payout subsection in The Contract section.
The Hartford’s Principal First and. The Hartford’s Principal First Preferred can no longer be elected or added after you purchased your Contract.
If you elected The Hartford’s Principal First you cannot cancel it and we will continue to deduct The Hartford’s Principal First Charge until we begin to make Annuity Payouts.
You may cancel The Hartford’s Principal First Preferred any time after the 5th Contract Year or the 5th anniversary of the date you added The Hartford’s Principal First Preferred to your Contract. If you cancel The Hartford’s Principal First Preferred, all Benefit Payments and charges for The Hartford’s Principal First Preferred will terminate. Once The Hartford’s Principal First Preferred is canceled it cannot be reinstated.
Whether you elected either The Hartford’s Principal First or The Hartford’s Principal First Preferred, a company-sponsored exchange will not be considered to be a revocation or termination of either benefit.
Overview
The Hartford’s Principal First and The Hartford’s Principal First Preferred are optional benefits that, if elected, are intended to protect the amount of your investment from poor market performance. The amount of your investment that is protected from poor market performance will be different depending on when you elect your optional benefit. The amount that is protected is your “Benefit Amount.” In other words, The Hartford’s Principal First and The Hartford’s Principal First Preferred operate as a guarantee of the Benefit Amount that you can access through a series of payments.
Determining your Benefit Amount
The initial Benefit Amount for both The Hartford’s Principal First and The Hartford’s Principal First Preferred depends on when you elected your optional benefit. If you elected your optional benefit when purchasing the Contract, your initial Premium Payment is equal to the initial Benefit Amount. If you elected your optional benefit at a later date, your Contract Value, on the date it is added to your Contract, is equal to the initial Benefit Amount.

•	Your Benefit Amount can never be more than $5 million dollars.

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Your Benefit Amount is reduced as you take withdrawals. Once the initial Benefit Amount has been determined, Hartford calculates the maximum guaranteed payment that may be made each year (“Benefit Payment”). The Benefit Payment is 7% or 5% of your Benefit Amount for The Hartford’s Principal First or The Hartford’s Principal First Preferred, respectively.

Benefit Payments
Benefit Payments are non-cumulative, which means your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current year. For example, for The Hartford’s Principal First Preferred if you do not take 5% one year, you may not take more than 5% the next year.
If you elected your optional benefit when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you established your optional benefit any time after you purchased your Contract, we count the first year as the time between the date we added the optional benefit to your Contract and your next Contract Anniversary, which could be less than a year.
The Benefit Payment can be divided up and taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable Contingent Deferred Sales Charge.
If you Surrender more than the Benefit Payment out of your Contract in any one year we will recalculate the Benefit Amount. Anytime we re-calculate your Benefit Amount or your Benefit Payment we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.
If, in one year, your Surrenders total more than your Benefit Payment out of your Contract we will re-calculate your Benefit Amount and your Benefit Payment may be lower in the future. We recalculate your Benefit Amount by comparing the results of two calculations. First we deduct the amount of the last Surrender from your Contract Value (“New Contract Value”) and then we deduct the amount of the last Surrender from the Benefit Amount (“New Benefit Amount”). Then we compare those results:

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If the New Contract Value is more than or equal to the New Benefit Amount, and more than or equal to the Premium Payments invested in the Contract before the Surrender, the Benefit Payment is unchanged.

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If the New Contract Value is more than or equal to the New Benefit Amount, but less than the Premium Payments invested in the Contract before the Surrender, we have to recalculate your Benefit Payment. For The Hartford’s Principal First, your Benefit Payment becomes 7% of the greater of your New Contract Value and New Benefit Amount. For The Hartford’s Principal First Preferred, your Benefit Payment becomes 5% of the greater of your New Contract Value and New Benefit Amount.

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If the New Contract Value is less than the New Benefit Amount, we have to recalculate your Benefit Payment. We recalculate the Benefit Payment by comparing the “old” Benefit Payment to the “new” Benefit Payment for the New Benefit Amount and your Benefit Payment becomes the lower of those two values. Your New Benefit Amount is then equal to the New Contract Value.

If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.
If you change the ownership or assign this Contract to someone other than your spouse after 12 months of electing either optional benefit, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future. For Contracts issued in New York, Hartford will not recalculate the Benefit Amount if you change the ownership or assign your Contract to someone other than your spouse.
The Benefit Amount will be recalculated to equal the lesser of:

•	The Benefit Amount immediately prior to the ownership change or assignment; or

•	The Contract Value at the time of the ownership change or assignment.
Any additional Premium Payments made to your Contract will cause the Benefit Amount to be increased on a dollar-for-dollar basis. The Benefit Payment will equal the prior Benefit Payment plus 5% or 7% of the additional Premium Payment for The Hartford’s Principal First Preferred and The Hartford’s Principal First, respectively.
Surrendering your Contract
You can Surrender your Contract any time, however, you will receive your Contract Value at the time you request the Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount you would have received under The Hartford’s Principal First or The Hartford’s Principal First Preferred.
If you still have a Benefit Amount after you Surrender all of your Contract Value or your Contract Value is reduced to zero, you will still receive a Benefit Payment through a fixed annuity payout option until your Benefit Amount is depleted.
The fixed annuity payout option for The Hartford’s Principal First is called The Hartford’s Principal First Payout Option. The fixed annuity payout option for The Hartford’s Principal First Preferred is called The Hartford’s Principal First Preferred Payout Option.
While you are receiving payments under either of these fixed annuity payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining payments.
Annuitizing your Contract
If you elected The Hartford’s Principal First or The Hartford’s Principal First Preferred and later decide to annuitize your Contract, you may choose The Hartford’s Principal First Payout Option or The Hartford’s Principal First Preferred Payout Option in addition to those Annuity Payout Options offered in the Contract.
Under both of these Annuity Payout Options, Hartford will pay a fixed dollar amount for a specific number of years (“Payout Period”). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options.
If you, the joint Contract Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by Hartford have not been made, the Beneficiary may elect to take the remaining Benefit Payments or any of the death benefit options offered in your Contract.
If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by Hartford have been made, the payments will continue to be made to the Beneficiary.
Key differences between The Hartford’s Principal First and The Hartford’s Principal First Preferred
While The Hartford’s Principal First and The Hartford’s Principal First Preferred share many of the same characteristics, there are some important differences.

Features	The Hartford's Principal First	The Hartford's Principal First Preferred
Charge	0.50% of Sub-Account Value	0.20% of Sub-Account Value
Benefit Payment	7% of Benefit Amount	5% of Benefit Amount
Revocability	• Irrevocable.	• Revocable anytime after the 5th Contract Year or the 5th anniversary of the date you added The Hartford's Principal First Preferred to your Contract.
	• Charge continues to be deducted until we begin to make annuity payouts.	• Charge continues to be deducted until we begin to make annuity payout or charge will terminate if The Hartford’s Principal First Preferred is canceled.
Step Up	• After the 5th Contract Year, every five years thereafter if elected.	• Not Available.
Maximum Issue Age	• Non-Qualified & Roth IRA — Age 85	• Non-Qualified & Roth IRA — Age 85
	• IRA/Qualified — Age 80	• IRA/Qualified — Age 70
Investment Restrictions	• None	• You are not permitted to transfer more than 10% of your Contract Value as of your last Contract Anniversary between certain investment options. This restriction is not currently enforced.
Spousal Continuation	• Available	• Available
The Hartford’s Principal First — Step-Up
Any time after the 5th year The Hartford’s Principal First has been in effect, you may elect to “step-up” the Benefit Amount. There is no “step-up” available for The Hartford’s Principal First Preferred. If you choose to “step-up” the Benefit Amount, your Benefit Amount will be re-calculated to equal your total Contract Value. Your Benefit Payment then becomes 7% of the new Benefit Amount, and will never be less than your existing Benefit Payment. You cannot elect to “step-up” the Benefit Amount if your current Benefit Amount is higher than your Contract Value. Any time after the 5th year The Hartford’s Principal First “step-up” has been in place, you may choose to “step-up” the Benefit Amount again. Contract Owners who become owners by virtue of the Spousal Contract Continuation provision of the Contract can “step up” without waiting for the 5th year their Contract has been in force.
We currently allow you to “step-up” The Hartford’s Principal First on any day after the 5th year the benefit has been in effect, however, in the future we may only allow a “step-up” to occur on your Contract Anniversary. At the time you elect to “step up,” we may be charging more for The Hartford’s Principal First, but in no event will this charge exceed 0.75% annually. Regardless of when you bought your Contract, upon “step up” we will charge you the current charge. Before you decide to “step up,” you should request a current prospectus which will describe the current charge for this Benefit. This rider protects your investment by guaranteeing Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted. You may also elect “step-ups” that reset your Benefit Amount to the then prevailing Contract Value.
You or your Spouse (if Spousal Contract continuation has been chosen) may elect to step-up your Benefit Amount following the 5th Contract Year that you added this rider to your Contract and again on each fifth anniversary from the last time you elected to step-up your Benefit Amount (or upon Spousal Contract continuation, whichever is earlier). These dates are called “election dates” in this section. Your Benefit Amount will then become the Contract Value as of the close of business on the Valuation Date that you properly made this election. Each time that you exercise step-up rights, your Benefit Payment will be reset to 7% of the new Benefit Amount, but will never be less than your then existing Benefit Payment. You must follow certain requirements to make this election:

•	We will accept requests for a step-up in writing, verbally or electronically, if available.

•
Written elections must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of making this election. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.

•	We will not accept any written election request received more than 30 days prior to an election date.

•	We will not accept any Internet (if available) or telephone election requests received prior to the election date. You may not post-date your election.

•
If an election form is received in good order within the 30 days prior to an election date, the “step-up” will automatically occur on the rider anniversary (or if the rider anniversary in a Non-Valuation Day then the next following Valuation Day). If an election form is received in good order on or after an election date, the “step-up” will occur as of the close of business on the Valuation Day that the request is received by us at our Administrative Office. We reserve the right to require you to elect step-ups only on Contract Anniversaries.

•	We will not honor any election request if your Contract Value is less than your Benefit Amount effective as of the step-up effective date.

•
Your election is irrevocable. This means that if your Contract Value increases after your step-up, you cannot ask us to reset your Benefit Amount again until your next election date. The fee for this rider may also change when you make this election and will remain in effect until your next election, if any.

The Hartford’s Principal First Preferred - Investment Restrictions We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value. Currently, there are no such limitations. Contracts issued in Connecticut are not subject to these limitations.
Required Minimum Distributions
Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on an annual basis, usually beginning after age 70½. These withdrawals are called Required Minimum Distributions. A Required Minimum Distribution may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.
For purposes of The Hartford’s Principal First Preferred, if you enroll in our Automatic Income Program to satisfy the Required Minimum Distributions from the Contract and, as a result, the withdrawals exceed your Benefit Payment we will not recalculate your Benefit Amount or Benefit Payment.
Other Information
If you elected The Hartford’s Principal First Preferred, and your Contract was issued in the state of Connecticut, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity contracts issued by us or our affiliates to you equal or exceed $100,000.
We reserve the right to treat all Contracts issued to you by Hartford or one of its affiliates within a calendar year as one Contract for purposes of The Hartford’s Principal First and The Hartford’s Principal First Preferred. This means that if you purchased two Contracts from us in any twelve month period and elect either The Hartford’s Principal First or The Hartford’s Principal First Preferred on both Contracts, withdrawals from one Contract will be treated as withdrawals from the other Contract.
For examples on how The Hartford’s Principal First is calculated, please see “Appendix III.” For examples on how The Hartford’s Principal First Preferred is calculated, please see “Appendix IV.”
Death Benefit
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Contract Owner, joint Contract Owner, or the Annuitant dies before we begin to make Annuity Payouts. We calculate the Death Benefit when we receive a certified death certificate or other legal document acceptable to us. The calculations for the Death Benefit that are described below are based on the Contract Value on the date we receive a certified death certificate or other legal document acceptable to us.
Unless the Beneficiary provides us with instructions to reallocate the Death Benefit among the Accounts, the calculated Death Benefit will remain invested in the same Accounts, according to the Contract Owner’s last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary’s portion of the proceeds.
You were able to purchase this Contract with either the Asset Protection Death Benefit or the Premium Protection Death Benefit. You could not choose both.
An optional Death Benefit for an additional charge was available. We call the optional Death Benefit the “MAV/EPB Death Benefit,” which is short for “Maximum Anniversary Value/Earnings Protection Benefit Death Benefit.” The MAV/EPB Death Benefit is in addition to the Asset Protection Death Benefit or the Premium Protection Death Benefit.
If you elect the Deferral Option, then on and after the original Annuity Commencement Date, your Death Benefit will equal the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations. No other Death Benefit, optional Death Benefits or living benefits apply. All optional Death Benefits, living benefits and their associated charges will terminate. Please see the section titled Annuity Commencement Date Deferral Option for more information.
The following table summarizes information about the Death Benefit choices in the Contract. We also have examples of the Death Benefit calculations in Appendix II at the end of the prospectus that may be helpful in understanding the Death Benefit choices. You made your Death Benefit choices at the time you purchased your Contract. You cannot change those elections. The following chart, which was designed to assist owners when the Contracts were still for sale, is included to help you understand the choices you made.

Standard Death Benefit Choices	Summary	How it works
Asset Protection Death Benefit	Not available if you elect the Premium Protection Death Benefit. No extra charge.
This Death Benefit is the greatest of:
✓ Contract Value, minus any Payment Enhancements credited within 12 months of death or after death; or
✓ Contract Value minus any Payment Enhancements credited within 12 months of death or after death, PLUS 25% of the total Premium Payments excluding any subsequent Premium Payments we receive within 12 months of death or after death. Premium Payments are adjusted for any partial Surrenders; or
✓ Contract Value minus any Payment Enhancements credited within 12 months of death or after death, PLUS 25% of the total Maximum Anniversary Value minus any subsequent Premium Payments received and Payment Enhancements credited within 12 months of death or after death; or

This Death Benefit cannot exceed the greatest of:
✓ Contract Value minus any Payment Enhancements credited within 12 months of death or after death; or
✓ Total Premium Payments adjusted for any partial Surrenders; or
✓ Your Maximum Anniversary Value minus any Payment Enhancements credited within 12 months of death or after death.

Premium Protection Death Benefit	Not available if you elect the Asset Protection Death Benefit. No extra charge. You cannot choose this Death Benefit if either you or your Annuitant are 76 years old or older.
This Death Benefit is the greater of:
✓ Contract Value minus any Payment Enhancements credited within 12 months of death or after death; or
✓ Total Premium Payments you have made to us minus an adjustment for any partial Surrenders.

Optional Death Benefits	Summary	How it works
MAV 70 Death
Optional Death Benefit that is available for an additional charge equal to 0.20% of your Contract Value invested in the Sub-Accounts and is deducted daily
Only available upon purchase.
You cannot choose this Death Benefit by itself.
You cannot choose this Death Benefit if you elect the MAV/EPB Death Benefit.
You cannot choose this Death Benefit if you or your Annuitant are 71 years old or older.

If you elect this Death Benefit, your Death Benefit will be the greatest of:
✓ The Asset Protection Death Benefit described above;
✓ The total Premium Payments you have made to us adjusted for any partial Surrenders; or
✓ Your Maximum Anniversary Value minus any Payment Enhancements credited within 12 months of death or after death.

MAV/EPB Death Benefit
Optional Death Benefit that is available for an additional annual charge equal to 0.30% of your Contract Value invested in the Sub-Accounts and is deducted daily.
Only available upon purchase.
You cannot choose this Death Benefit by itself.
You cannot choose this Death Benefit if you elect the MAV 70 Death Benefit.
You cannot choose this Death Benefit if you or your Annuitant are 76 years old or older.

If you elect this Death Benefit with the Asset Protection Death Benefit, your Death Benefit will be the greatest of:
✓ The Asset Protection Death Benefit described above;
✓ The total Premium Payment you have made to us adjusted for any partial Surrenders;
✓ Your Maximum Anniversary Value minus any Payment Enhancements credited within 12 months of death or after death; or
✓ The Earnings Protection Benefit.
If you elect this Death Benefit with the Premium Protection Death Benefit, your Death Benefit will be the greatest of;
✓ The Premium Protection Death Benefit described above;
✓ Your Maximum Anniversary Value minus any Payment Enhancements credited within 12 months of death or after death; or
✓ The Earnings Protection Benefit.

Asset Protection Death Benefit
The Asset Protection Death Benefit is one of the two standard Death Benefit choices.
Here is an example of how the Asset Protection Death Benefit works.
Assume that:

➢	You made an initial Premium Payment of $100,000. You made no subsequent Premium Payments.
➢	In your fourth Contract Year, you made a partial Surrender of $8,000.
➢	Your Contract Value in your fourth Contract Year immediately before your partial Surrender was $110,000.
➢	On the day we calculate the Death Benefit, your Contract Value was $115,000.
➢	Your Maximum Anniversary Value was $150,000

We determine the Asset Protection Death Benefit by finding the greatest of these three values:	Based on the assumptions above, here is how we would do the actual calculations:
✓ Contract Value minus any Payment Enhancements credited within 12 months of death or after death or	Contract Value equals $115,000.
✓ Contract Value minus any Payment Enhancements credited within 12 months of death or after death, PLUS 25% of the total Premium Payments excluding any subsequent Premium Payments we receive within 12 months of death or after death. Premium Payments are adjusted for any partial Surrenders; or
$115,000 + [25% (($100,000 - $0) - $8,000)] = $138,000
✓ Contract Value minus any Payment Enhancements credited within 12 months of death or after death, PLUS 25% of your Maximum Anniversary Value minus any subsequent Premium Payments received and Payment Enhancements credited within 12 months of death or after death.
$115,000 + [25% ($150,000)] = $152,500.
The Asset Protection Death Benefit has a maximum. That means the Death Benefit cannot exceed the Asset Protection Death Benefit Maximum.
Asset Protection Death Benefit Maximum:
The Asset Protection Death Benefit cannot exceed the greatest of:	Based on the assumptions above, here is the calculation of the Asset Protection Death Benefit Maximum:

✓ Contract Value minus any Payment Enhancements credited within 12 months of death or after death;	• Contract Value is $115,000,
✓ Total Premium Payments you have made to us, adjusted for any partial Surrenders; or	• Total Premium Payments you have made to us minus an adjustment for any partial Surrenders [$100,000 - $8,000 =$92,000], or
✓ Your Maximum Anniversary Value minus any Payment Enhancements credited within 12 months of death or after death.	• Your Maximum Anniversary Value is $150,000.
Because the greatest of the three values above is $150,000, the maximum Death Benefit is $150,000.
The discussion of the Death Benefit choices above says that we make an adjustment to your total Premium Payments for partial Surrenders when we calculate the Death Benefit. We calculate the adjustment to your total Premium Payments for partial Surrenders by reducing your total Premium Payments on a dollar for dollar basis for total partial Surrenders within a Contract Year up to 10% of total Premium Payments. After that, we reduce your total Premium Payments by a factor that we compute by taking into account the amount of your total partial Surrenders within a Contract Year that exceed 10% of total Premium Payments and your Contract Value before and after the Surrender. We use this calculation to determine the adjustment to total Premium Payments for partial Surrenders for all of the Death Benefits discussed in this prospectus. For examples of how we calculate the Death Benefit, please see “Appendix II.”
The discussion of the Death Benefit choices above also refers to your Maximum Anniversary Value. The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments, Payment Enhancements and partial Surrenders. When we calculate the Asset Protection Death Benefit or the MAV/EPB Death Benefit, we will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or date of death, whichever is earlier. When we calculate the MAV 70 Death Benefit, we will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 71st birthday or date of death, whichever is earlier.
The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

•	Your Anniversary Value is increased by the dollar amount of any Premium Payments and Payment Enhancements made since the Contract Anniversary; and

•	Your Anniversary Value is reduced by an adjustment for any partial Surrenders made since the Contract Anniversary.
The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.
We make an adjustment for partial Surrenders when we calculate your Anniversary Value. We calculate the adjustment to your Anniversary Value for partial Surrenders by reducing your Anniversary Value on a dollar for dollar basis for total partial Surrenders within a Contract Year up to 10% of total Premium Payments. After that, we reduce your Anniversary Value by a factor that we compute by taking into account the amount of your total partial Surrenders within a Contract Year that exceed 10% of total Premium Payments and your Contract Value before and after the Surrender. For examples of how we calculate the Death Benefit, please see “Appendix II.”
We use these calculations to determine your Maximum Anniversary Value for all of the Death Benefits discussed in this prospectus.
Premium Protection Death Benefit
The Premium Protection Death Benefit was one of the two standard Death Benefit choices.
Here is an example of how the Premium Protection Death Benefit works.
Assume that:

➢	You made an initial Premium Payment of $100,000,

➢	In your fourth Contract Year, you made a partial Surrender of $8,000,

➢	Your Contract Value in your fourth Contract Year immediately before your partial Surrender was $110,000,

➢	On the day we calculate the Death Benefit, your Contract Value was $115,000.

We determine the Premium Protection Death Benefit by finding the greater of these two values:	Based on the assumptions above, here is how we would do the actual calculations:
✓ Contract Value minus any Payment Enhancements credited within 12 months of death or after death; or	$115,000
✓ Total Premium Payments you have made to us minus an adjustment for any partial Surrenders.	$100,000 - $8,000 = $92,000

Because your Contract Value was greater than the adjusted total Premium Payments, your Death Benefit is $115,000.
We make an adjustment to your total Premium Payments for partial Surrenders as discussed above under “Adjustments to total Premium Payments for partial Surrenders.”
If your Contract has the Premium Protection Death Benefit and you transfer ownership of your Contract to someone who was 76 years old or older at the time you purchased your Contract, the Premium Protection Death Benefit will not apply under the Contract after the transfer. Instead, the Death Benefit will be the Contract Value minus any Payment Enhancements credited within 12 months of death or after death.
Optional Death Benefits
If you elect the Deferral Option, then on and after the original Annuity Commencement Date, your Death Benefit will equal the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations. No other Death Benefit, optional Death Benefits or living benefits apply. All optional Death Benefits, living benefits and their associated charges will terminate. Please see the section titled Annuity Commencement Date Deferral Option for more information.
This rider/option can no longer be elected or added after you purchase your Contract. There are two optional Death Benefits available under the Contract. You may elect only one optional Death Benefit. The optional Death Benefits are:

•	the “MAV 70 Death Benefit,” which is short for “Maximum Anniversary Value 70 Death Benefit;” and

•	the “MAV/EPB Death Benefit,” which is short for “Maximum Anniversary Value/Earnings Protection Benefit Death Benefit.”
MAV 70 Death Benefit
The MAV 70 Death Benefit may not currently be available in your state. You cannot elect the MAV 70 Death Benefit if you or your Annuitant are age 71 or older. Once you elect the MAV 70 Death Benefit, you cannot cancel it.
You can only elect the MAV 70 Death Benefit at the time that you purchase your Contract. You cannot elect the MAV 70 Death Benefit if you elect the MAV/EPB Death Benefit.
The following shows how the Death Benefit works if you elect the MAV 70 Death Benefit when you purchase your Contract:
The Death Benefit will be the greatest of the following three values:

•	The Asset Protection Death Benefit;

•	The total Premium Payments you have made to us minus an adjustment for any partial Surrenders; or

•	Your Maximum Anniversary Value minus any Payment Enhancements credited within 12 months of death or after death.
If your Contract has the MAV 70 Death Benefit and you transfer ownership of your Contract, or your spouse continues your Contract as Contract Owner after your death, the Death Benefit will depend on the age of the new Contract Owner.

✓
If the new Contract Owner was older than 70 but younger than 76 years old at the time you purchased your Contract, the MAV 70 Death Benefit will not apply under the Contract after the transfer. Instead, only the Asset Protection Death Benefit and the Premium Protection Death Benefit will remain in force under the Contract.

✓
If the new Contract Owner was 76 years old or older at the time you purchased your Contract, the MAV 70 Death Benefit will not apply under the Contract after the transfer. Instead, only the Asset Protection Death Benefit will remain in force under the Contract.

In either case, we will continue to deduct the charge for the MAV 70 Death Benefit until we begin to make Annuity Payouts.
Here is an example of how the MAV 70 Death Benefit works.
Assume that:

➢	You made a single Premium Payment of $100,000, and you made no subsequent Premium Payments,

➢	In your fourth Contract Year, you made a partial Surrender of $8,000,

➢	Your Contract Value in your fourth Contract Year immediately before your partial Surrender was $110,000,

➢	On the day we calculate the Death Benefit, your Contract Value was $115,000,

➢	On the day we calculate the Death Benefit, your Maximum Anniversary Value was $150,000.
Based on the assumptions above, this table shows how we would do the calculations:
MAV 70 Death Benefit

Asset Protection Death Benefit (see Example above);	$150,000

The total Premium Payments you have made to us minus an adjustment for any partial Surrenders; or	$100,000 - $8,000 = $92,000
Your Maximum Anniversary Value	$150,000
Death Benefit Amount	Because the Maximum Anniversary Value was the greatest of the three values compared, the Death Benefit is $150,000
MAV/EPB Death Benefit
The amount of the MAV/EPB Death Benefit will not be different regardless of whether your Contract has the Asset Protection Death Benefit or the Premium Protection Death Benefit.
If you elected the MAV/EPB Death Benefit, you cannot cancel it.
You could only elect the MAV/EPB Death Benefit at the time that you purchased your Contract. You cannot elect the MAV/EPB Death Benefit if you elect the MAV 70 Death Benefit.
The MAV/EPB Death Benefit is described below.
MAV/EPB Death Benefit
This table shows how the Death Benefit works if you elected the MAV/EPB Death Benefit when you purchased your Contract with either of the standard Death Benefit choices:

MAV/EPB Death Benefit with the Asset Protection Death Benefit	MAV/EPB Death Benefit with the Premium Protection Death Benefit
The Death Benefit will be the greatest of the Asset Protection Death Benefit or the following three values:	The Death Benefit will be the greatest of the Premium Protection Death Benefit or the following two values:
• The total Premium Payments you have made to us minus an adjustment for any partial Surrenders;	• Your Maximum Anniversary Value minus any Payment Enhancements credited within 12 months of death or after death; or
• Your Maximum Anniversary Value minus any Payment Enhancements credited within 12 months of death or after death; or	• The Earnings Protection Benefit, which is discussed below.
• The Earnings Protection Benefit, which is discussed below.

➢
If your Contract has the MAV/EPB Death Benefit and you transfer ownership of your Contract, or your spouse continues your Contract as Contract Owner after your death, and the new Contract Owner was 76 years old or older at the time you purchased your Contract, the MAV/EPB Death Benefit will not apply under the Contract after the transfer. Instead, for Contracts with the Asset Protection Death Benefit, only the Asset Protection Death Benefit will remain in force under the Contract. For Contracts with the Premium Protection Death Benefit, the Death Benefit will be the Contract Value minus any Payment Enhancements credited within 12 months of death or after death. However, we will continue to deduct the charge for the MAV/EPB Death Benefit until we begin to make Annuity Payouts.

Earnings Protection Benefit — If you and your Annuitant were age 69 or under when you purchased your Contract, the Earnings Protection Benefit is:

•	Your Contract Value minus any Payment Enhancements credited within 12 months of death or after death, on the date we receive a death certificate or other legal document acceptable to us, plus

•	40% of the Contract gain since the date that you purchased your Contract.
We determine any Contract gain by comparing your Contract Value on the date you purchase your Contract to your Contract Value on the date we calculate the Death Benefit. We deduct any Premium Payments and add adjustments for any partial Surrenders made during that time. We also deduct any Payment Enhancements credited within 12 months of death or after death.
We make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if a partial Surrender is greater than Contract gain we:

•	Add the amount of the partial Surrender to the Contract Value on the date you purchase your Contract;

•	Then we add any Premium Payments made after the date you purchase your Contract and before you made the partial Surrender;

•	Next we subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender; and

•	We subtract the sum of any prior adjustments for all prior partial Surrenders made after you purchased your Contract.
If that amount is greater than zero, the result becomes the amount of the adjustment for the partial Surrender.
We use the adjustment for partial Surrenders when we calculate the Contract gain by:

•	Subtracting the Contract Value on the date you purchase your Contract and any subsequent Premium Payments from the Contract Value on the date we receive due proof of death;

•	We also deduct any Payment Enhancements credited within 12 months of death or after death; and

•	Then we add any adjustment for partial Surrenders to the result to determine the Contract gain.
Your Contract gain is limited to or “capped” at a maximum of 200% of Contract Value on the date you purchased your Contract plus Premium Payments not previously withdrawn made after you purchased your Contract, excluding any Premium Payments made in the 12 months before the date of death or after death. We subtract any Payment Enhancements and adjustments for partial Surrenders.
We take 40% of either the Contract gain or the capped amount and add it back to your Contract Value minus any Payment Enhancements credited within 12 months of death or after death to complete the Death Benefit calculation. If you or your Annuitant are age 70 through 75, we add 25% of the Contract gain or capped amount back to the Contract Value minus any Payment Enhancements credited within 12 months of death or after death to complete the Death Benefit calculation. The percentage used for the Death Benefit calculation is determined by the oldest age of you and your Annuitant at the time you purchased your Contract.
Here is an example of how the MAV/EPB Death Benefit works with the standard Death Benefit choices.
Assume that:

➢	You made a single Premium Payment of $100,000, and you made no subsequent Premium Payments,

➢	In your fourth Contract Year, you made a partial Surrender of $8,000,

➢	Your Contract Value in your fourth Contract Year immediately before your partial Surrender was $110,000,

➢	On the day we calculate the Death Benefit, your Contract Value was $115,000,

➢	Your Maximum Anniversary Value was $150,000.
Based on the assumptions above, this table shows how we would do the calculations

MAV/EPB Death Benefit with Asset Protection		MAV/EPB Death Benefit with Premium Protection Death Benefit
Asset Protection Death Benefit (see Example above)	$150,000	Premium Protection Death Benefit (see Example above)	$115,000
The total Premium Payments you have made to us minus an adjustment for any partial Surrenders;	$100,000 - $8,000 = $92,000	Your Maximum Anniversary Value; or	$150,000
Your Maximum Anniversary Value; or	$150,000	The Earnings Protection Benefit	Contract Value minus Contract Value on the date you purchased your Contract [$115,000 - $100,000 = $15,000]
			40% of Contract gain plus Contract Value [$15,000 × 40% = $6,000] + $115, 000 = $121,000]
The Earnings Protection Benefit	Contract Value minus Contract Value on the date you purchased your Contract [$115,000 - $100,000 = $15,000]	Death Benefit Amount	Because the Maximum Anniversary Value was the greatest of the three values compared, the Death Benefit is $150,000
	40% of Contract gain plus Contract Value [$15,000 × 40% = $6,000] + $115,000 = $121,000]
Death Benefit Amount	Because the Maximum Anniversary Value was the greatest of the four values compared, the Death Benefit is $150,000
MAV/EPB Death Benefit considerations:

•	If your Contract has no gain when we calculate the Death Benefit, we will not pay an Earnings Protection Benefit.

•	Partial Surrenders can reduce or eliminate your Contract gain. So if you plan to make partial Surrenders, there may be no Earnings Protection Benefit.

Additional Information about the Death Benefits
Waiver of Contractual Provisions Affecting the Calculation of the Death Benefit — According to your Contract’s Death Benefit provisions, when we calculate the Death Benefit we deduct any Payment Enhancements that we credit to your Contract within 12 months of death. However, Hartford has agreed to waive this deduction for as long as you own this Contract. When we calculate your Death Benefit we will not deduct any Payment Enhancements that we credit to your Contract within 12 months of death.
For more information on how these optional benefits may affect your taxes, please see the section entitled, “Federal Tax Considerations,” under sub-section entitled “Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans.”
Your Contract states that as part of the Death Benefit calculation we deduct any Premium Payments we receive within 12 months of death or after death as part of the total Premium Payment calculation. If you purchased this Contract, we will waive that deduction when we calculate the Premium Protection Death Benefit or the MAV/EPB Death Benefit, except when we calculate the limitation of Contract gain for purposes of the MAV/EPB Death Benefit. We will also waive the deduction for purposes of the Asset Protection Death Benefit when we calculate the Asset Protection Death Benefit Maximum. Your Contract states that we exclude any Premium Payments that we receive within 12 months of death when we calculate the Asset Protection Death Benefit. We waive this exclusion for your initial Premium Payment if death occurs in the first Contract Year.
We impose a limit on total death benefits if:

•	The total death benefits are payable as a result of the death of any one person under one or more deferred variable annuities issued by Hartford or its affiliates, and

•	Aggregate Premium Payments total $5 million or more.
When the limit applies, total death benefits cannot exceed the greater of:

•	The aggregate Premium Payments reduced by an adjustment for any Surrenders; or

•	The aggregate Contract Value plus $1 million.
However, if you add Premium Payments to any of your Contracts such that aggregate Premium Payments total to $5 million or more, the aggregate death benefit will be the greater of the maximum death benefit above, or:

•	The aggregate Contract Value; plus

•	The aggregate death benefits in excess of the aggregate Contract Values at the time you added the Premium Payments to your Contracts.
We calculate the adjustment to your aggregate Premium Payments for any Surrenders by reducing your aggregate Premium Payments on a dollar for dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your aggregate Premium Payments proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate contract value at the time of Surrender.
Any reduction in death benefits to multiple variable annuity contracts will be in proportion to the Contract Value of each contract at the time of reduction. In addition, there may be limitations on the aggregate death benefits if you purchased one or more contracts with an initial Premium Payment of less than $5,000,000 but you add Premium Payments or purchased additional contracts such that Premium Payments under the contracts aggregate to $5,000,000 or more. See your contract for more information.
How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Contract Owner has designated the manner in which the Beneficiary will receive the Death Benefit. When payment is taken in one lump sum, payment will be made within seven days of Our receipt of complete instructions, except when We are permitted to defer such payment under the Investment Company Act of 1940. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary’s portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary’s instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.
If the Death Benefit payment is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our “Safe Haven Program.” Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to The Hartford’s Safe Haven program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the Fixed Accumulation Feature and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for this program, we earn investment income from the proceeds. The investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect under the Annuity Proceeds Settlement Option “Death Benefit Remaining with the Company” to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if the death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders without paying Contingent Deferred Sales Charges.
The Beneficiary of a non-qualified Contract or IRA may also elect the “Single Life Expectancy Only” option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary’s remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.
Required Distributions — If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.
If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner’s death.
If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.
What should the Beneficiary consider?
Alternatives to the Required Distributions — The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary’s life or life expectancy, and (b) must begin within one year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.
Spousal Contract Continuation — If the Contract Owner dies and a Beneficiary is the Contract Owner’s spouse, that portion of the Contract for which the spouse is considered the Beneficiary will continue with the spouse as Contract Owner, unless the spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payout Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract.
Hartford will not recapture Payment Enhancements if your spouse continues the Contract and the Contract Value is greater than the Death Benefit at the time we calculate the Death Benefit.
If your spouse continues any portion of the Contract as Contract Owner and elects either the MAV 70 Death Benefit or the MAV/EPB Death Benefit, Hartford will use the date the Contract is continued with your spouse as Contract Owner as the effective date the optional Death Benefit was added to the Contract. This means we will use the date the Contract is continued with your spouse as Contract Owner as the effective date for calculating the optional Death Benefit. The percentage used for the MAV/EPB Death Benefit will be determined by the oldest age of any remaining joint Contract Owner or Annuitant at the time the Contract is continued. If you elect the Deferral Option and if your Spouse continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100th birthday.
Who will receive the Death Benefit?
The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.
If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Contract Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.
If death occurs before the Annuity Commencement Date:

If the deceased is the ...	and ...	and ...	then the ...
Contract Owner	There is a surviving joint Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit.

Contract Owner	There is no surviving joint Contract Owner	The Annuitant is living or deceased	Designated Beneficiary receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner and the Beneficiary predeceases the Contract Owner	The Annuitant is living or deceased	Contract Owner’s estate receives the Death Benefit.
Annuitant	The Contract Owner is living	There is no named Contingent Annuitant	The Contract Owner becomes the Contingent Annuitant and the Contract continues. The Contract Owner may waive this presumption and receive the Death Benefit.
Annuitant	The Contract Owner is living	The Contingent Annuitant is living	Contingent Annuitant becomes the Annuitant, and the Contract continues.
If you elect the Deferral Option and if the Contingent Annuitant continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s 100 th birthday.
If death occurs on or after the Annuity Commencement Date:

If the deceased is the ...	and ...	then the ...
Contract Owner	The Annuitant is living	Designated Beneficiary becomes the Contract Owner.
Annuitant	The Contract Owner is living	Contract Owner receives the payout at death, if any.
Annuitant	The Annuitant is also the Contract Owner	Designated Beneficiary receives the payout at death, if any.
These are the most common scenarios, however, there are others. Some of the Annuity Payout Options may not result in a payout at death. For more information on Annuity Payout Options including those that may not result in a payout at death, please see the section entitled “Annuity Payouts” and the Death Benefit section of your Contract. If you have questions about these and any other scenarios, please contact your registered representative or us.
Surrenders
What kinds of Surrenders are available?
Full Surrenders before the Annuity Commencement Date — When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be paid in a lump sum. The Surrender Value is the Contract Value minus any applicable Premium Taxes, Contingent Deferred Sales Charges and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
Partial Surrenders before the Annuity Commencement Date — You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. We will deduct any applicable Contingent Deferred Sales Charge. However, on a noncumulative basis, you may make partial Surrenders during any Contract Year, up to the Annual Withdrawal Amount allowed and the Contingent Deferred Sales Charge will not be assessed against such amounts. Surrender of Contract Values in excess of the Annual Withdrawal Amount and additional surrenders made in any Contract Year will be subject to the Contingent Deferred Sales Charge. You can ask us to deduct the Contingent Deferred Sales Charge from the amount you are Surrendering or from your remaining Contract Value. If we deduct the Contingent Deferred Sales Charge from your remaining Contract Value, that amount will also be subject to Contingent Deferred Sales Charge.
There are two restrictions on partial Surrenders before the Annuity Commencement Date:

•	The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

•
After a Surrender, your Contract Value must be equal to or greater than our then current minimum Contract Value that we establish according to our current policies and procedures. We may change the minimum Contract Value in our sole discretion, with notice to you. Our current minimum Contract Value is $500 after the Surrender. The minimum Contract Value in New York must be $1,000 after the Surrender. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender.

Under certain circumstances Hartford had permitted certain Contract Owners to reinstate their Contracts (and certain riders) when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to Hartford. As of October 4, 2013, we no longer allow Contract Owners to reinstate their Contracts when a Contract Owner requests a Surrender (either full or Partial).

Full Surrenders after the Annuity Commencement Date — You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment for a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable Contingent Deferred Sales Charges. The Commuted Value is determined on the day we receive your written request for Surrender.
Partial Surrenders after the Annuity Commencement Date — Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Option. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the “Period Certain” for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.
To qualify for partial Surrenders under these Annuity Payout Options you must make the Surrender request during the Period Certain.
Hartford will deduct any applicable Contingent Deferred Sales Charges.
If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.
Please check with your tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.\
Does the Invesco V.I. Government Money Market Fund impose a fee or gate for redemption?
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions.  The Fund’s board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940.  Further detail is set forth in the Fund’s prospectus.
How do I request a Surrender?
Requests for full Surrenders terminating your Contract must be in writing. Requests for partial Surrenders can be made in writing, by telephone or via the internet. We will send your money within seven days of receiving complete instructions. However, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.
We may also postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions from the Fund in connection with the Fund’s plan of liquidation, in compliance with rules of the SEC or an order of the SEC.
We may defer payment of any amounts from the Fixed Accumulation for up to six months from the date of the request to Surrender. If we defer payment for more than thirty days, we will pay interest of at least 3% per annum on the amount deferred.
Written Requests — Complete a Surrender form or send us a letter, signed by you, stating:

•	the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

•	your tax withholding amount or percentage, if any, and

•	your disbursement instructions, including your mailing address.
You may submit this form via mail or fax.
Unless you specify otherwise, we will provide the dollar amount you want to receive after applicable taxes and charges as the default option.
If there are joint Owners, both must authorize these transactions. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from (this may be limited to pro-rata Surrenders if optional benefits are elected); otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.
Telephone or Internet Requests
To request a partial Surrender by telephone or internet, we must have received your completed Internet Partial Withdrawal/Telephone Redemption Authorization Form. If there are joint Owners, both must sign the form. By signing the form, you authorize us to accept telephone or internet instructions for partial Surrenders from either Owner. Telephone or Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on telephone or internet Surrenders.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine.
We may modify the requirements for telephone and/or internet redemptions at any time.

Telephone and internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.
Completing a Power of Attorney for another person to act on your behalf may prevent you from making Surrenders via telephone and internet.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders:
Prior to age 59½- If you make a Surrender prior to age 59½, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59½ may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. To determine whether a Surrender is permissible, with or without federal income tax penalty, please consult your personal tax adviser.
More than one Contract issued in the same calendar year — If you own more than one Contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.
Internal Revenue Code section 403(b) annuities — As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59½, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age
59½). Distributions prior to age 59½ due to financial hardship; unemployment or retirement may still be subject to a federal income tax penalty of 10%.
We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see the “Federal Tax Considerations” section for more information.
Annuity Commencement Date Deferral Option (“Deferral Option”)
Effective February 11, 2017, we began allowing eligible Contract Owners to defer their Annuity Commencement Date pursuant to the provisions outlined below. If you elect the Deferral Option, you may defer your Annuity Commencement Date to the Annuitant’s 100 th birthday.
We will notify you prior to your Annuity Commencement Date of the options available to you at your Annuity Commencement Date. During the Election Period, which begins when we send you the Deferral Option rider and ends on your Annuity Commencement Date (“Election Period”), and which will begin at least ninety days before your Annuity Commencement Date, you may choose any of the available options.
The Hartford may withdraw the Deferral Option at any time.
If one of the options available at that time is the Deferral Option and the following conditions are met during the entirety of the Election Period, you may elect the Deferral Option:

•	You own one or more eligible contracts issued by Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company

•	You have not elected the Deferral Option previously;

•	Your beneficiaries have not elected a death benefit settlement option;

•	You are within 90 days of your Annuity Commencement Date and you are at least 90 years old on your Annuity Commencement Date;

•	The state in which your Contract was issued has approved the Deferral Option rider;

•
We must receive your signed Annuity Commencement Date Deferral Option Request Form in Good Order at our Administrative Office to elect the Deferral Option. We must receive the Annuity Commencement Date Deferral Option Request Form on any Valuation Day up to and including the Annuity Commencement Date, provided we receive it no later than 4:00 p.m. Eastern Time or, if earlier, the close of the New York Stock Exchange on the Annuity Commencement Date. If the Annuity Commencement Date falls on a non-Valuation Day we must receive it by the prior Valuation Day;

•	You must not be beyond your Annuity Commencement Date or have annuitized your Contract;

•	You must be a customer of a Financial Intermediary in accordance with our records;

•	The Contract is not owned by a Charitable Remainder Trust (The Annuity Commencement Date of these contracts is the Annuitant's 100th birthday); and

•	During the Election Period, we have not received a request to process additional Premium Payments through a 1035 exchange, direct transfer or direct rollover.

While we have described the Deferral Option, this does not signify that your state has approved the Deferral Option rider and does not mean that the Deferral Option will be available in the future even if the rider has been approved by your state. Approval by your state is not an endorsement by that state of the Deferral Option.
As you approach your Annuity Commencement Date if you have questions about whether or not this option is available in your state, please call us at 1-800-862-6668.
If you are eligible for the Deferral Option and if you properly elect the Deferral Option, the following changes to your contract will occur on your Annuity Commencement Date:

•	Your Annuity Commencement Date will be deferred to the Annuitant’s 100 th birthday ("the Deferred Annuity Commencement Date");

•	All living benefit riders and all optional Death Benefit riders and their associated fees will terminate. No previously paid fees will be refunded. Specifically:

•
The Death Benefit described in your Contract and any optional Death Benefits will be terminated and the new Death Benefit will be the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the Death Benefit amount will be subject to market fluctuations;

•	All optional Death Benefit rider charges will no longer be assessed;

•
The Hartford’s Principal First and The Hartford's Principal First Preferred riders, including any guaranteed income benefit, death benefit settlement option and any annuitization option under the riders (i) will be terminated in their entirety; (ii) the charge for the riders will no longer be assessed; and (iii) your contract will then be subject to the contract minimum rules. If you are receiving Automatic Income Payments under The Hartford’s Principal First or The Hartford's Principal First Preferred riders, you may continue to do so once the Deferral Option is effective. However, you will then be subject to the contract minimum rules. That is, if after any withdrawal, whether it be a systematic withdrawal or a one-time partial Surrender, your Contract Value falls below the contract minimum, we will close your contract and pay the full Surrender Value. The contract minimum is generally $500, but varies by state and may be changed in the future in our sole discretion, with notice to you. The minimum may be obtained by calling us at 1-800-862-6668;

•	No other Death Benefit, optional Death Benefits or living benefits apply. All optional Death Benefits, living benefits and their associated charges will terminate;

•	You may not transfer money into your Contract through a 1035 exchange, direct transfer or direct rollover unless the request to transfer money was received prior to the Election Period;

•
At least 80% of your Contract Value must be invested in Sub-Accounts. That is, no more than 20% of your Contract Value may be allocated to the Fixed Accumulation Feature. Any amount over 20% of Contract Value allocated to the Fixed Accumulation Feature on the Annuity Commencement Date will be moved out of the Fixed Accumulation Feature via a Dollar Cost Averaging program with a duration of six months or less according to the instructions that you provide to us on the Annuity Commencement Date Deferral Option Request Form. Any existing restriction on the maximum amount transferable from the Fixed Accumulation Feature during any Contract Year will be waived on and after the Annuity Commencement Date. The Contract Value is calculated on the Valuation Day immediately before the transfer;

•
Similarly, if there is a Dollar Cost Averaging Program already established from the Fixed Accumulation Feature it will be terminated. You may begin a new Dollar Cost Averaging Program by contacting us after the Annuity Commencement Date;

•
The default annuitization option for Qualified Contracts is the Life Annuity with Payments for a Period Certain Annuity Payout Option with a five year period certain. The default annuitization option for non-Qualified Contracts is the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten year period certain. In general, we use Contract Value to calculate fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Deferred Annuity Commencement Date;

•	If you elect the Deferral Option, premium taxes, if not previously deducted, will be deducted on your Deferred Annuity Commencement Date and not on your Annuity Commencement Date; and

•	If you choose the Deferral Option, full and partial Surrenders may be made up to the Deferred Annuity Commencement Date.
The ability to elect the Deferral Option may not be available in every State. The Deferral Option may be cancelled or withdrawn at any time by us without prior notification from us, except that we will not withdraw the option for any Contract Owner who has been offered the option at the beginning of the Election Period preceding the Annuity Commencement Date.

•
If you elect the Deferral Option and if your Spouse continues the Contract after the Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100 th birthday.

•
If you elect the Deferral Option and if the Contingent Annuitant continues the Contract after the Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s 100 th birthday.

•
Once elected, in the event the Contingent Annuitant becomes the Annuitant and in the absence of a written election to the contrary, the Deferred Annuity Commencement Date will be the fifteenth day of the month coincident with or next following the Contingent Annuitant’s 100 th birthday.

We encourage you to review the Deferral Option with your tax adviser regarding the tax consequences of electing the Deferral Option.
This Deferral Option will not be appropriate for all Contract Owners, and it may not be in your best interest to elect the Deferral Option.
Other Considerations

•
We cannot recommend whether or not the Deferral Option is the right choice for you. Please discuss the merits of the Deferral Option with your Financial Intermediary and tax adviser to be sure that the Deferral Option is suitable for you based on your particular circumstances;

•
It is possible that the IRS could characterize the deferral of your annuity commencement date as a deemed exchange of your contract. Therefore, if your contract was issued prior to 1989, you should discuss the possible loss of any grandfathered rights related to your current contract with your tax adviser. In addition, if you elect the Deferral Option for more than one contract in the same year and the IRS were to characterize the deferral of your annuity commencement dates as a deemed exchange of your contracts, your contracts may be aggregated for the purposes of determining the taxability of any future distributions;

•
It is possible that the selection of an Annuity Commencement Date at certain advanced ages could result in the Contract not being treated as an annuity for tax purposes; therefore, you should consult with your tax adviser;

•	Whether the advantages of deferring the Annuity Commencement Date outweigh any other option available to you at that time including liquidation or choosing an Annuity Payout Option;

•
Whether the advantages of deferring the Annuity Commencement Date outweigh the disadvantages, including the loss of all Death Benefits in excess of Contract Value, the loss of all living benefits and the constraints on investments into the Fixed Accumulation Feature;

•	Whether you have other assets to meet your future income needs;

•
Whether you will change your mind. Once you have elected the Deferral Option, you will not have the ability to reinstate The Hartford’s Principal First or The Hartford's Principal First Preferred riders or reverse any other changes made to your Contract on the Annuity Commencement Date;

•	In your evaluation of the Deferral Option, you should consult with your Financial Intermediary and tax adviser and potentially any Beneficiaries named in the Contract;

•	The Deferral Option may not be available in all states, through all Financial Intermediaries or for all contracts;

•	Financial Intermediaries do not receive additional compensation if you choose the Deferral Option, but continue to receive existing compensation throughout the deferral period;

•	If you choose an Annuity Payout Option, you cannot later elect the Deferral Option; and

•
If you elect the Deferral Option, you may choose any then available Annuity Payout Options at or before the Deferred Annuity Commencement Date; however, you cannot elect to defer your Deferred Annuity Commencement Date further. On your Deferred Annuity Commencement Date if you have a Qualified Contract, the default Annuity Payout Option is a Life Annuity with Payments for a Period Certain Payout Option with period certain of five years. If you have a non-Qualified Contract, the default Annuity Payout Option is the Life Annuity with Payments for a Period Certain Payout Option with a ten year period certain. In general, we use Contract Value to calculate fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Deferred Annuity Commencement Date.

Annuity Payouts
This section describes what happens when we begin to make regular Annuity Payouts from your Contract. You, as the Contract Owner, should answer five questions:

•	When do you want Annuity Payouts to begin?

•	Which Annuity Payout Option do you want to use?

•	How often do you want the Payee to receive Annuity Payouts?

•	What is the Assumed Investment Return?

•	Do you want Annuity Payouts to be fixed dollar amount or variable dollar amount?
Please check with your Registered Representatives to select the Annuity Payout Option that best meets your income needs.
As of October 4, 2013 we no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors.
Effective February 11, 2017, we began allowing eligible Contract Owners to defer their Annuity Commencement Date pursuant to the provisions outlined in the Annuity Commencement Date Deferral Option ("Deferral Option") section below. If you elect the Deferral Option, you may defer your Annuity Commencement Date the Annuitant’s 100 th birthday. Once elected, in the event the Contingent Annuitant becomes the Annuitant and in the absence of a written election to the contrary, the Deferred Annuity Commencement Date will be the fifteenth day of the month coincident with or next following the Contingent Annuitant’s 100 th birthday.

•
For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your original Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with Payments For a Period Certain Payout Option with period certain payments for five years. For non-Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with Payments For a Period Certain Payout Option with a ten year period certain.

Proof of Survival
The payment of any annuity benefit will be subject to evidence that the Annuitant is alive on the date such payment is otherwise due.
1. When do you want Annuity Payouts to begin?
You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may choose to begin receiving a variable dollar amount Annuity Payout at any time. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years. If the annuity reaches the maximum Annuity Commencement Date, which is the later of the 10th Contract Anniversary or the date the annuitant reaches age 90, the Contract will automatically be annuitized unless we and the Owner(s) agree to extend the Annuity Commencement Date, which approval may be withheld or delayed for any reason. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant’s 100th birthday.
The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date. Except for Contracts purchased in New York, we will deduct any Payment Enhancements credited in the 24 months before the Annuity Calculation Date from your Contract Value when we determine the amount available for Annuity Payouts.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
2. Which Annuity Payout Option do you want to use? Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the “Death Benefit” section. The Hartford’s Principal First Payout Option is available only to Contract Holders who elect The Hartford’s Principal First rider. The Hartford’s Principal First Preferred Payout Option is available only to Contract Holders who elect The Hartford’s Principal First Preferred rider. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.
Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.
Life Annuity With Payments for a Period Certain
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus the Annuitant’s age. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.
Life Annuity with a Cash Refund

We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.
Joint and Last Survivor Life Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Joint and Last Survivor Life Annuity With Payments For a Period Certain
We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant’s age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.
When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Payments for a Period Certain
We agree to make payments for a specified time. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary.
The maximum period that you can select is 100 years minus your Annuitant’s age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.
The Hartford’s Principal First Payout Option
If you elected The Hartford’s Principal First and later decide to annuitize your Contract, you may choose another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Fixed Annuity Payout Option, called The Hartford’s Principal First Payout Option, Hartford will pay a fixed dollar amount for a specific number of years (“Payout Period”). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options.
The Hartford’s Principal First Preferred Payout Option
If you elected The Hartford’s Principal First Preferred and later decide to annuitize your Contract, you may choose another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Fixed Annuity Payout Option, called The Hartford’s Principal First Preferred Payout Option, Hartford will pay a fixed dollar amount for a specific number of years (“Payout Period”). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount.
Important Information:

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You cannot Surrender your Contract once Annuity Payouts begin, unless you have selected Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments For a Period Certain, or Payments For a Period Certain Annuity Payout Option. A Contingent Deferred Sales Charge may be deducted.

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For qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

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Automatic Annuity Payouts — If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.

For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us what Annuity Payout Option you want, we will pay you under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a five year period certain.
3. How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

•	monthly,

•	quarterly,

•	semi-annually, or

•	annually.
Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50. For Contracts issued in New York, the minimum monthly Annuity Payout is $20.
4. What is the Assumed Investment Return?
The Assumed Investment Return (“AIR”) is the investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds.
Subject to the approval of your State, you can select one of three AIRs: 3%, 5% or 6%. The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in a smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.
Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.
5. Do you want Annuity Payouts to be Fixed Dollar Amount or Variable Dollar Amount?
You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.
Fixed Dollar Amount Annuity Payouts — Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate set by us.
You may not choose a fixed dollar amount Annuity Payout if you purchase your Contract in Oregon or Pennsylvania.
Variable Dollar Amount Annuity Payouts — Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:

•	the Annuity Payout Option chosen,

•	the Annuitant’s attained age and gender (if applicable),

•	the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles, and

•	the Assumed Investment Return.
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by the Annuity Unit Value of each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout. The Annuity Unit Factor for a 3% AIR is 0.999919. The Annuity Unit Factor for a 5% AIR is 0.999866. The Annuity Unit Factor for a 6% AIR is 0.999840.
Combination Annuity Payout — You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet you income needs.
Transfer of Annuity Units — After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account transfer restrictions please see the sub-section entitled “Can I transfer from one Sub-Account to another?” under the section entitled “The Contract.”
Other Programs Available
We may discontinue, modify or amend any of these Programs or any other programs we establish. Any change other than termination of a Program will not affect Contract Owners currently enrolled in the Program. There is no additional charge for these Programs. If you are enrolled in any of these programs while a fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us; your Contract Value invested in such underlying Fund will be transferred automatically to the designated surviving Fund in the case of mergers and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving Fund or a Money Market Fund for any continued and future investments.
InvestEase Program — InvestEase is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.
Static Asset Allocation Models
This feature allows you to select an asset allocation model of Funds based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain funds or fund families. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Asset allocation models can be based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods, or can be based on certain potential investment strategies that could possibly be achieved by investing in particular funds or fund families and are not based on such investment theories. Please see Appendix VI for models that are available to you.
If you choose to participate in one of these asset allocation models, you must invest all of your Premium Payment into one model. You may invest in an asset allocation model through the Dollar Cost Averaging Program where the Fixed Accumulation Feature is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the Automatic Income Program.
You may participate in only one asset allocation model at a time. Asset allocation models cannot be combined with other asset allocation models or with individual sub-account elections. You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on fund abusive trading restrictions.
You may be required to invest in an acceptable asset allocation model as a condition for electing and maintaining certain guaranteed minimum withdrawal benefits.
Your investments in an asset allocation model will be rebalanced quarterly to reflect the model’s original percentages and you may cancel your model at any time.

We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.
While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to What Restrictions Are There on your Ability to Make a Sub-Account Transfer? for more information.
You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Registered Representative. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.
Automatic Income Program — The Automatic Income Program allows you to Surrender up to 10% of your total Premium Payments each Contract Year. We can Surrender from the Accounts you select systematically on a monthly, quarterly, semi-annual, or annual basis. The minimum amount of each Surrender is $100. Amounts taken under this Program will count towards the Annual Withdrawal Amount, and if received prior to age 59½, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment.
Asset Allocation Program — Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. The Contract offers static model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor - ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Contract’s allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You can transfer freely between allocation models up to twelve times per year. You can only participate in one model at a time.
Asset Rebalancing — Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can transfer freely between models up to twelve times per year. You can only participate in one model at a time.
Dollar Cost Averaging Programs — We currently offer two different types of Dollar Cost Averaging Programs. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from the Fixed Accumulation Feature or any Sub-Account into a different Sub-Account. The Earnings/Interest DCA Program allows you to regularly transfer the interest from the Fixed Accumulation Feature or the earnings from a Sub-Account into a different Sub-Account. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins 15 days after the Contract Anniversary the month after you enroll in the Program. The Earnings/Interest DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment. Dollar Cost Averaging Programs do not guarantee a profit or protect against investment losses.
If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.
Other Program considerations

•	You may terminate your enrollment in any Program (other than Dollar Cost Averaging Programs) at any time.

•	We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:

◦	any Fund is merged or substituted into another Fund - then your allocations will be directed to the surviving Fund;

◦	any Fund is liquidated - then your allocations will be directed to any available money market Fund; or

◦	any Fund closes to new investments - then your allocations to that Fund will be pro-rated among remaining available Funds.
You may always provide us with updated instructions following any of these events.

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Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

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If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.

•	These Programs may be adversely affected by Fund trading policies.
Other Information
Assignment — A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract.
A qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.
Contract Modification — The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.
How Contracts Are Sold — We have entered into a distribution agreement with our affiliate Hartford Securities Distribution Company, Inc. (“HSD”) under which HSD serves as the principal underwriter for the Contracts. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of HSD is the same as ours.
HSD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. We pay compensation to HSD for sales of the Contracts by Financial Intermediaries. HSD, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2016. Contracts were sold by individuals who were appointed by us as insurance agents and who were registered representatives of Financial Intermediaries.
The Core (the version of this Contract that we call “Core” has no specific marketing name) and Edge Contracts may have been sold directly to the following individuals free of any sales commission: (1) current or retired officers, directors, trustees and employees (and their families) of our ultimate corporate parent and affiliates; and (2) employees and Registered Representatives (and their families) of Financial Intermediaries. If applicable, we may have credited the Contract with a onetime only credit of 5.0% of the initial Premium Payment. This additional percentage of Premium Payment in no way affects current or future charges, rights, benefits or account values of other Contract Owners.
We list below types of arrangements that helped to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affected each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.
Financial Intermediaries receive commissions (described below under “Commissions”). Certain selected Financial Intermediaries also receive additional compensation (described below under “Additional Payments”). All or a portion of the payments we make to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediary’s internal compensation practices.
Affiliated broker-dealers also employed individuals called “wholesalers” in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.
Commissions
Upfront commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Premium Payment you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract Value. We pay different commissions based on the Contract variation that you buy. We may pay a lower commission for sales to people over age 80.
Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your Registered Representative’s compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.
Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your Registered Representative’s (or their Financial Intermediary’s)

compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
Additional Payments
Subject to FINRA, Financial Intermediary and insurance rules, we (or our affiliates) also pay the following types of fees to among other things encourage the sale of this Contract and/or to provide inforce Contract Owner support. These additional payments could create an incentive for your investment professional, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit. In addition, some Financial Intermediaries may make a profit from fees received for inforce Contract Owner support.

Additional Payment Type	What it’s used for
Access	Access to investment professionals and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment	Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing
Joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including investment professionals) receive prizes such as travel awards, merchandise and recognition; client generation expenses.

Marketing Expense Allowance	Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.
Inforce Contract Owner Support	Support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services.
Training	Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training.
Volume	Pay for the overall volume of their sales or the amount of money investing in our products.
As of December 31, 2016, we have entered into ongoing contractual arrangements to make Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities:
AIG Advisors Group, Inc., (FSC Securities Corporation, Royal Alliance Assoc., Inc., Sagepoint Financial), Cambridge Investment Research Inc., Cetera Financial Group (Cetera Financial Specialists, LLC, Cetera Investment Services, LLC, Cetera Advisors, LLC, Cetera Advisor Networks, LLC), CCO Investment Services Corp., Citigroup Global Markets, Inc., Commonwealth Financial Network, Crown Capital Securities, LLP, Edward D. Jones & Co., LLP, First Allied Securities, Inc., First Tennessee Brokerage Inc., H.D. Vest Investment Services, Huntington Investment Company, ING Financial Partners, Investacorp, Inc., LPL Financial Corporation, Merrill Lynch Pierce Fenner & Smith, Morgan Stanley Smith Barney, LLC, (various divisions and affiliates), Raymond James & Associates, Inc., Raymond James Financial Services, Robert W. Baird & Co. Inc., Securities America, Inc., UBS Financial Services, Inc., Wells Fargo Advisors LLC (various divisions), Woodbury Financial Services, Inc.
Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.
As of December 31, 2016, we have entered into arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities: American Funds Distributors & Capital Research and Management Company & Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify you whether any Financial Intermediary is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.
For the fiscal year ended December 31, 2016, Additional Payments did not in the aggregate exceed approximately $15.6 million (excluding corporate-sponsorship related perquisites and Marketing Expense Allowances) or approximately 0.04% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $18,500.
Legal Matters
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
More Information
You may call your Registered Representative if you have any questions or write or call us at the address below:
Hartford Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293.
Telephone: 1-800-862-6668 (Contract Owners)
1-800-862-7155 (Registered Representatives)
Financial Statements
You can find financial statements of the Separate Account and Hartford in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.

Table of Contents to Statement of Additional Information

General Information
Safekeeping of Assets
Experts
Non-Participating
Misstatement of Age or Sex
Principal Underwriter
Performance Related Information
Total Return for all Sub-Accounts
Yield for Sub-Accounts
Money Market Sub-Accounts
Additional Materials
Performance Comparisons
Accumulation Unit Values
Financial Statements

APP TAX-1

Appendix Tax
Federal Tax Considerations
A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See “Nonresident Aliens and Foreign Entities” below regarding annuity purchases by, or payments to, non-U.S. Persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, account or legal advice concerning your situation.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation. Although some sections below discuss certain tax considerations in connection with contract loans, this is provided as general information only.  Please refer to your contract to determine if your contract contains a loan provision .
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. you should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if you find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under

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Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C. Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1. Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

•
A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

•	A contract acquired by the estate of a decedent by reason of such decedent’s death,

•	Certain contracts acquired with respect to tax-qualified retirement arrangements,

•
A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2. Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the individual’s modified adjusted gross income for the taxable year.
a. Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total

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premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).

i.
When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.

ii.
To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.

iii.
Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.

b. Amounts Not Received as an Annuity

i.
To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”

ii.
Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”

iii.
Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).

iv.
The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.

v.
In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

vi.
In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.

c. Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as

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a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d. 10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.

i.
If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.	The 10% penalty tax will not apply to the following distributions:

1.	Distributions made on or after the date the recipient has attained the age of 59½.

2.	Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

3.	Distributions attributable to a recipient becoming disabled.

4.
A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).

5.	Distributions made under certain annuities issued in connection with structured settlement agreements.

6.	Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).

7.	Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e. Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.
f. Required Distributions

i.	Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

1.
If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

2.	If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

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3.
If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.	Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.

iii.	Spouse Beneficiary
If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.

iv.	Civil Union or Domestic Partner
Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.
g. Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h. Partial Exchanges.
The IRS, in Rev. Rul. 2003-76, confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract’s cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a “partial exchange”).
The IRS issued additional guidance, Rev. Proc. 2011-38, that addresses partial exchanges. Rev. Proc. 2011-38 modifies and supersedes Rev. Proc. 2008-24 and applies to the direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies and is effective for transfers that are completed on or after October 24, 2011. The Rev. Proc. does not apply to transactions to which the rules for partial annuitization under Code Section 72(a)(2) apply.
Under Rev. Proc. 2011-38, a transfer within the scope of the Rev. Proc. will be treated as a tax-free exchange under Section 1035 if no amount, other than an amount received as an annuity for a period of 10 years or more or during one or more lives, is received under either the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, the date the contract is placed in-force). A subsequent direct transfer of all or a portion of either contract is not taken into account for purposes of this characterization if the subsequent transfer qualifies (or is intended to qualify) as a tax-free exchange under Code Section 1035.
If a transfer falls within the scope of the Rev. Proc. but is not described above (for example - if a distribution is made from either contract within the 180 day period), the transfer will be characterized in a manner consistent with its substance, based on general tax principles and all the facts and circumstances. The IRS will not require aggregation (under Code Section 72(e)(12)) of an original, preexisting contract with a second contract that is the subject of a tax-free exchange, even if both contracts are issued by the same insurance company, but will instead treat the contracts as separate annuity contracts. The applicability of the IRS’s partial exchange guidance to the splitting of an annuity contract is not clear. You should consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange or split of annuity contracts.
3. Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:

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•	no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

•	no more than 70% is represented by any two investments,

•	no more than 80% is represented by any three investments and

•	no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.
4. Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
D. Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:

1.
Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not

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submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

2.
Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary “election out” forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E. General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F. Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G. Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H. Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by Hartford The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility

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of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1. Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

a.	Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (“RMDs”)

APP TAX-9

when the Owner reaches age 70½ or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59½ or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

b.	SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

c.	SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

d.	Roth IRAs

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Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion (special rules apply to 2010 conversions). In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2. Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3. Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

a.	after the employee reaches age 59½;

b.	upon the employee’s separation from service;

c.	upon the employee’s death or disability;

d.	in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

e.	as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain

APP TAX-11

the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4. Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount, equal to $15,000 for 2006 and thereafter $18,000 for 2017. The Plan may provide for additional “catch-up” contributions . In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70½, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5. Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the

APP TAX-12

“investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
6. Penalty Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (“RMDs”). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

a.	Penalty Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59½. However, this 10% penalty tax does not apply to a distribution that is either:

(i)	made to a beneficiary (or to the employee’s estate) on or after the employee’s death;

(ii)	attributable to the employee’s becoming disabled under Code Section 72(m)(7);

(iii)
part of a series of substantially equal periodic payments (not less frequently than annually - “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

(iv)
(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

(v)
(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

(vi)	not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;

(vii)	certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;

(viii)	made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or

(ix)	made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

(x)	made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;

(xi)	not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

(xii)	for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.

b.	RMDs and 50% Penalty Tax

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If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (“RMD”) for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of -

(i)	the calendar year in which the individual attains age 70½, or

(ii)
(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

A special rule applies to individuals who attained age 70½ in 2009. Such individuals should consult with a qualified tax adviser before taking RMDs in 2010.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over -

(a)	the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

(b)	over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a qualifying designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 70½.
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.
7. Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8. Rollover Distributions

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The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable penalty tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either -

a.	an RMD amount;

b.
one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

c.	any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a “predecessor” Qualified Plan.

APP I-1

Appendix I — The Funds

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AIM Variable Insurance Funds
Invesco V.I. Government Money Market Fund - Series II**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Hartford HLS Series Fund II, Inc.
Hartford Growth Opportunities HLS Fund - Class IB	Seeks capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small/Mid Cap Equity HLS Fund - Class IB	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Cap Growth HLS Fund - Class IB	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford U.S. Government Securities HLS Fund - Class IB	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Balanced HLS Fund - Class IB	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Capital Appreciation HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IB	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Global Growth HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Healthcare HLS Fund - Class IB†	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford High Yield HLS Fund - Class IB	Seeks to provide high current income, and long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IB	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford MidCap Value HLS Fund - Class IB	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Company HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Stock HLS Fund - Class IB	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP

APP I-2

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford Total Return Bond HLS Fund - Class IB	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IB	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Value HLS Fund - Class IB	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
HIMCO VIT
HIMCO VIT Index Fund - Class IB	Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.	Hartford Investment Management Company
______________

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

†	Closed to new and subsequent Premium Payments and transfers of Contract Value.

APP II-1

Appendix II — Death Benefit — Examples
Asset Protection Death Benefit Examples
Example 1
Assume that:

•	You purchased your Contract with the Asset Protection Death Benefit,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we calculate the Death Benefit, your Contract Value was $117,403,

•	Your Maximum Anniversary Value was $117,403.
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we calculate the Death Benefit [$117,403],

•
The Contract Value of your Contract, plus 25% of the total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for any partial Surrenders. [$117,403 + 25% ($100,000 - $8,000) = $140,403],

•	The Contract Value of your Contract, plus 25% of your Maximum Anniversary Value minus an adjustment for any partial Surrenders. [$117,403 + 25% ($117,403 - $8,000) = $144,754].
The Asset Protection Death Benefit is the greatest of these three values but it cannot exceed the greatest of:

•	The Contract Value of your Contract on the day we calculate the Death Benefit [$117,403],

•	the total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for any partial Surrenders [$100,000 - $8,000 = $92,000], or

•	your Maximum Anniversary Value adjusted for any partial Surrenders [$117,403 - $8,000 = $109,403].
Because the Contract Value of your Contract [$117,403] is greater than your Maximum Anniversary Value adjusted for partial Surrenders [$109,403] and your adjusted total Premium Payments [$92,000], the amount of the Death Benefit cannot exceed $117,403.
Amount of Asset Protection Death Benefit
Because the Asset Protection Death Benefit cannot exceed $117,403, the amount of the Death Benefit is equal to your Contract Value of $117,403.
Example 2
Assume that:

•	You purchased your Contract with the Asset Protection Death Benefit,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a partial Surrender of $60,000,

•	Your Contract Value in the fourth year immediately before your Surrender was $150,000,

•	On the day we calculate the Death Benefit, your Contract Value was $120,000,

•	Your Maximum Anniversary Value is $140,000.
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we calculate the Death Benefit [$120,000],

•
The Contract Value of your Contract, plus 25% of the total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for any partial Surrenders. [$120,000 + 25% of $57,857 = $134,464 (See below)],

•	The Contract Value of your Contract, plus 25% of your Maximum Anniversary Value adjusted for any partial Surrenders. [$120,000 + 25% ($83,571) = $140,893 (See below)].
The Asset Protection Death Benefit is the greatest of these three values but it cannot exceed the greatest of:

•	The Contract Value of your Contract on the day we calculate the Death Benefit [$120,000],

•	The total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and the adjustment for any partial Surrenders [$57,857 (See below)], or

•	Your Maximum Anniversary Value minus an adjustment for any partial surrenders [$83,571 (See below)].
Adjustment for Partial Surrender for Total Premium Payments

APP II-2

The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.
Adjustment for Partial Surrender for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar for dollar basis up to 10% of Premium Payments is $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.
Amount of Asset Protection Death Benefit
Your Asset Protection Death Benefit is $120,000. This is because your Contract Value at death [$120,000] was the greatest of:

•	The Contract Value of your Contract on the day we calculate the Death Benefit [$120,000],

•	The total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and the adjustment for any partial Surrenders [$57,857], or

•	Your Maximum Anniversary Value minus an adjustment for any partial surrenders [$83,571]. So, your Asset Protection Death Benefit cannot exceed $120,000.

Premium Protection Death Benefit Examples
Example 1
Assume that:

•	You purchased your Contract with the Premium Protection Death Benefit instead of the Asset Protection Death Benefit,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we calculate the Death Benefit, your Contract Value was $117,403.
Adjustment for Partial Surrender for Total Premium Payments
The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. The withdrawal of $8,000 is less than 10% of premiums. Your adjusted total Premium Payments is $92,000.
Death Benefit Amount
Because your Contract Value at death was greater than the adjusted total Premium Payments, your Death Benefit is $117,403.
Example 2
Assume that:

•	You purchased your Contract with the Premium Protection Death Benefit instead of the Asset Protection Death Benefit,

•	You made an initial Premium Payment of $100,000,

•	In your fourth contract year, you made a partial Surrender of $60,000,

•	Your Contract Value in the fourth year immediately before your surrender was $150,000,

•	On the day we calculate the Death Benefit, your Contract Value was $120,000.
Adjustment for Partial Surrender for Total Premium Payments
The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payments of $57,857.
Death Benefit Amount
Because your Contract Value at death was greater than the adjusted total Premium Payments, your Death Benefit is $120,000.

APP II-3

MAV/EPB Death Benefit with Asset Protection Death Benefit Examples
Example 1
Assume that:

•	You elected the MAV/EPB Death Benefit when you purchased your Contract with the Asset Protection Death Benefit,

•	You made a single Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we calculate the Death Benefit, your Contract Value was $117,403,

•	Your Maximum Anniversary Value was $117,403,

•
The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was greater than the Asset Protection Death Benefit, your adjusted total Premium Payments, and your Maximum Anniversary Value.

Adjustment for Partial Surrenders for Earnings Protection Benefit
To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

•	Add the amount of the partial Surrender ($8,000) to

•	The Contract Value on the date the MAV/EPB Death Benefit is added to your Contract ($100,000),

•	Add Premium Payments made after the MAV/EPB Death Benefit is added to your Contract before you make the partial Surrender ($0),

•	Subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender ($109,273),

•
Subtract the sum of any prior adjustments for all prior partial Surrenders made after the MAV/EPB Death Benefit is added to your Contract ($0), Which equals -$1,273, which is less than zero, so there is no adjustment for the partial Surrender in this case.

Calculation of Contract gain
Hartford would calculate the Contract gain as follows:

•	Contract Value on the date we receive proof of death ($117,403),

•	Subtract the Contract Value on the date the MAV/EPB Death Benefit was added to your Contract ($100,000),

•	Add any adjustments for partial Surrenders ($0),
So the Contract gain equals $17,403.
Calculation of Earnings Protection Benefit Cap
To determine if the cap applies:

•	Hartford calculates the Contract Value on the date the MAV/EPB Death Benefit was added to your Contract ($100,000),

•	plus Premium Payments made since that date ($0),

•	minus Premium Payments made in the 12 months prior to death ($0),

•	minus any adjustments for partial Surrenders ($0),
Which equals $100,000. The cap is 200% of $100,000, which is $200,000.
Adjustment for Partial Surrenders for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. The withdrawal of $8,000 is less than 10% of premiums. Your Adjusted Maximum Anniversary Value is $109,403.
Asset Protection Death Benefit Amount is $117,403. (See Example 1 under Asset Protection Death Benefit for details of calculation.)
Adjusted Total Premium Payment Amount is $92,000. (See Example 1 under Asset Protection Death Benefit for details of calculation.)
MAV/EPB Death Benefit
In this situation the cap does not apply, so Hartford takes 40% of $17,403 or $6,961 and adds that to the Contract Value on the date we receive proof of death and the total Death Benefit with the Earnings Protection Benefit is $124,364. This is the greatest of the four values compared.
Example 2
Assume that:

•	You elected the MAV/EPB Death Benefit when you purchased your Contract with the Asset Protection Death Benefit,

•	You made a single Premium Payment of $100,000,

APP II-4

•	In your fourth Contract Year, you made a partial Surrender of $60,000,

•	Your Contract Value in the fourth year immediately before your Surrender was $150,000,

•	Your Maximum Anniversary Value is $140,000,

•	On the day we calculate the Death Benefit, your Contract Value was $120,000,

•	The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the Death Benefit calculations.
Adjustment for Partial Surrenders
To calculate the MAV/EPB Death Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

•	Add the amount of the partial Surrender ($60,000) to

•	The Contract Value on the date the MAV/EPB Death Benefit is added to your Contract ($100,000),

•	Add Premium Payments made after the MAV/EPB Death Benefit is added to your Contract before you make the partial Surrender ($0),

•	Subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender ($150,000),

•	Subtract the sum of any prior adjustments for all prior partial Surrenders made after the MAV/EPB Death Benefit is added to your Contract ($0),
Which equals +$10,000, which is greater than zero, so there is a $10,000 adjustment for the partial Surrender in this case.
Calculation of Contract gain
Hartford would calculate the Contract gain as follows:

•	Contract Value on the date we receive proof of death ($120,000),

•	Subtract the Contract Value on the date the MAV/EPB Death Benefit was added to your Contract ($100,000),

•	Add any adjustments for partial Surrenders ($10,000),
So the Contract gain equals $30,000.
Calculation of Earnings Protection Benefit Cap
To determine if the cap applies:

•	Hartford calculates the Contract Value on the date the MAV/EPB Death Benefit was added to your Contract ($100,000),

•	plus Premium Payments made since that date ($0),

•	minus Premium Payments made in the 12 months prior to death ($0),

•	minus any adjustments for partial Surrenders ($10,000),
Which equals $90,000. The cap is 200% of $90,000, which is $180,000.
Adjustment for Partial Surrenders for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Maximum Anniversary Value adjusted for dollar for dollar Surrenders is $130,000. Remaining Surrenders equal $50,000. This amount will reduce the Maximum Anniversary Value proportionally. Contract Value immediately before Surrender is $150,000 minus $10,000 = $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.
Death Benefit with Earnings Protection Benefit
In this situation the cap does not apply, so Hartford takes 40% of $30,000 or $12,000 and adds that to the Contract Value on the date we receive proof of death and the total Death Benefit with the Earnings Protection Benefit is $132,000.
MAV/EPB Death Benefit with Premium Protection Death Benefit Examples
Example 1
Assume that:

•	You elected the MAV/EPB Death Benefit when you purchased your Contract,

•	You elected the Premium Protection Death Benefit and opted out of the Asset Protection Death Benefit when you purchased your Contract,

•	You made a single Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we calculate the Death Benefit, your Contract Value was $117,403,

•	Your Maximum Anniversary Value was $117,403,

APP II-5

•
The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the three Death Benefit calculations (Premium Protection Death Benefit, Maximum Anniversary Value and Earnings Protection Benefit).

Earnings Protection Benefit Amount is $124,364. (See Example 1 under MAV/EPB Death Benefit with Asset Protection Benefit for details of calculation.)
Maximum Anniversary Value is $109,403. (See Example 1 under MAV/EPB Death Benefit with Asset Protection Benefit for details of calculation.)
Premium Protection Death Benefit Amount is $92,000. (See Example 1 under Premium Protection Death Benefit for details of calculation.)
Death Benefit with Earnings Protection Benefit
The total Death Benefit with the Earnings Protection Benefit is $124,364. This is the greatest of the three values compared.
Example 2
Assume that:

•	You elected the MAV/EPB Death Benefit when you purchased your Contract,

•	You elected the Premium Protection Death Benefit and opted out of the Asset Protection Death Benefit when you purchased your Contract,

•	You made a single Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $60,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $150,000,

•	On the day we calculate the Death Benefit, your Contract Value was $120,000,

•	Your Maximum Anniversary Value was $140,000,

•
The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the three Death Benefit calculations (Premium Protection Death Benefit, Maximum Anniversary Value and Earnings Protection Benefit).

Earnings Protection Benefit Amount is $132,000. (See Example 2 under MAV/EPB Death Benefit with Asset Protection Death Benefit for details of calculation.)
Maximum Anniversary Value is $83,571. (See Example 2 under MAV/EPB Death Benefit with Asset Protection Death Benefit for details of calculation.)
Premium Protection Death Benefit Amount is $57,857. (See Example 2 under Premium Protection Death Benefit for details of calculation.)
Death Benefit with Earnings Protection Benefit
The total Death Benefit with the Earnings Protection Benefit is $132,000. This is the greatest of the three values compared.

APP III-1

Appendix III —The Hartford’s Principal First — Examples
Example 1: Assume you select The Hartford’s Principal First when you purchase your Contract and your initial Premium Payment is $100,000.

•	Your Benefit Amount is $100,000, which is your initial Premium Payment.

•	Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.
Example 2: If you make an additional Premium Payment of $50,000, then

•	Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment($50,000).

•	Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment($3,500).
Example 3: Assume the same facts as Example 1. If you take the maximum Benefit Payment before the end of the first Contract Year, then

•	Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).

•	Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).
Example 4: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.
Example 5: Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your “New Benefit Amount.”
Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 7% of the greater of your New Contract Value and New Benefit Amount, which is $6,300.
Example 6: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $80,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your “New Benefit Amount” becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.
We recalculate the Benefit Payment by comparing the “old” Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.
Example 7: If you elect to “step up” The Hartford’s Principal First after the 5th year, assuming you have made no withdrawals, and your Contract Value at the time of step up is $200,000, then

•	We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.

•	Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.

APP IV-1

Appendix IV — The Hartford’s Principal First Preferred — Examples
Example 1: Assume you select The Hartford’s Principal First Preferred when you purchase your Contract and your initial Premium Payment is $100,000.

•	Your Benefit Amount is $100,000, which is your initial Premium Payment.

•	Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.
Example 2: If you make an additional Premium Payment of $50,000, then

•	Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

•	Your Benefit Payment is $7,500, which is your prior Benefit Payment ($5,000) plus 5% of your additional Premium Payment ($2,500).
Example 3: Assume the same facts as Example 1. If you take the maximum Benefit Payment before the end of the first Contract Year, then

•	Your Benefit Amount becomes $95,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($5,000).

•	Your Benefit Payment for the next year remains $5,000, because you did not take more than your maximum Benefit Payment ($5,000).
Example 4: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $5,000.
Example 5: Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your “New Benefit Amount.”
Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 5% of the greater of your New Contract Value and New Benefit Amount, which is $4,500.
Example 6: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $80,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your “New Benefit Amount” becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.
We recalculate the Benefit Payment by comparing the “old” Benefit Payment ($5,000) to 5% of the New Benefit Amount ($1,500). Your Benefit Payment becomes the lower of those two values, or $1,500.

APP V-1

Appendix V — Accumulation Unit Values
(For an Accumulation Unit Outstanding Throughout the Period)
The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The tables below reflect Accumulation Unit Values for both Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company and show only the highest and lowest possible Accumulation Unit Value, assuming you select no optional benefits or assuming you select all optional benefits. A table showing all classes of Accumulation Unit Values corresponding to all combinations of optional benefits is shown in the Statement of Additional Information, which you may obtain free of charge by contacting us at 1-800-862-6668.

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APP V-2

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Balanced HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.518	$1.541	$1.428	$1.199	$1.088	$1.087	$0.986	$0.770	$1.145	$1.092
Accumulation Unit Value at end of period	$1.583	$1.518	$1.541	$1.428	$1.199	$1.088	$1.087	$0.986	$0.770	$1.145
Number of Accumulation Units outstanding at end of period (in thousands)	11,187	12,728	15,109	18,502	23,692	29,069	36,166	43,088	53,252	71,275
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.979	$19.472	$18.232	$15.464	$14.189	$14.319	$13.125	$10.355	$—	$—
Accumulation Unit Value at end of period	$19.583	$18.979	$19.472	$18.232	$15.464	$14.189	$14.319	$13.125	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	46	50	55	58	41	49	34	16	—	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.155	$2.170	$2.057	$1.504	$1.293	$1.484	$1.296	$0.905	$1.692	$1.473
Accumulation Unit Value at end of period	$2.236	$2.155	$2.170	$2.057	$1.504	$1.293	$1.484	$1.296	$0.905	$1.692
Number of Accumulation Units outstanding at end of period (in thousands)	11,885	13,910	16,215	20,202	27,305	35,398	46,121	59,210	74,095	94,185
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.098	$23.498	$22.509	$16.637	$14.451	$16.766	$14.792	$10.438	$—	$—
Accumulation Unit Value at end of period	$23.709	$23.098	$23.498	$22.509	$16.637	$14.451	$16.766	$14.792	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	66	72	72	94	120	139	106	77	—	—
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.693	$1.611	$1.411	$1.057	$0.914	$0.919	$0.820	$0.663	$1.076	$1.010
Accumulation Unit Value at end of period	$1.760	$1.693	$1.611	$1.411	$1.057	$0.914	$0.919	$0.820	$0.663	$1.076
Number of Accumulation Units outstanding at end of period (in thousands)	2,911	3,752	4,914	6,309	8,157	10,557	13,154	16,046	20,044	25,433
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.706	$23.765	$21.030	$15.916	$13.909	$14.134	$12.739	$10.421	$—	$—
Accumulation Unit Value at end of period	$25.419	$24.706	$23.765	$21.030	$15.916	$13.909	$14.134	$12.739	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	10	15	17	21	18	12	3	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.423	$2.494	$2.246	$1.732	$1.550	$1.557	$1.398	$1.141	$1.717	$1.614
Accumulation Unit Value at end of period	$2.737	$2.423	$2.494	$2.246	$1.732	$1.550	$1.557	$1.398	$1.141	$1.717
Number of Accumulation Units outstanding at end of period (in thousands)	7,754	9,175	10,718	13,405	18,162	23,761	27,847	34,690	44,341	58,491
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.403	$21.218	$19.307	$15.044	$13.613	$13.811	$12.538	$10.337	$—	$—
Accumulation Unit Value at end of period	$22.801	$20.403	$21.218	$19.307	$15.044	$13.613	$13.811	$12.538	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	50	57	53	79	120	136	75	29	—	—

APP V-3

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.247	$1.174	$1.118	$0.834	$0.688	$0.812	$0.723	$0.542	$1.160	$0.944
Accumulation Unit Value at end of period	$1.250	$1.247	$1.174	$1.118	$0.834	$0.688	$0.812	$0.723	$0.542	$1.160
Number of Accumulation Units outstanding at end of period (in thousands)	3,420	4,512	4,873	4,835	6,225	8,156	10,259	12,844	16,514	21,506
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.504	$21.412	$20.598	$15.540	$12.943	$15.450	$13.900	$10.533	$—	$—
Accumulation Unit Value at end of period	$22.325	$22.504	$21.412	$20.598	$15.540	$12.943	$15.450	$13.900	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	6	6	6	8	6	2	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.898	$2.638	$2.351	$1.762	$1.412	$1.576	$1.364	$1.070	$2.004	$1.572
Accumulation Unit Value at end of period	$2.834	$2.898	$2.638	$2.351	$1.762	$1.412	$1.576	$1.364	$1.070	$2.004
Number of Accumulation Units outstanding at end of period (in thousands)	4,821	5,556	6,333	3,798	4,969	6,318	7,627	10,191	12,317	15,577
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.513	$24.388	$21.969	$16.633	$13.477	$15.202	$13.290	$10.540	$—	$—
Accumulation Unit Value at end of period	$25.659	$26.513	$24.388	$21.969	$16.633	$13.477	$15.202	$13.290	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	20	17	19	19	27	25	15	—	—
Hartford Healthcare HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$5.350	$4.805	$3.838	$2.571	$2.168	$2.031	$1.929	$1.599	$2.185	$2.094
Accumulation Unit Value at end of period	$4.818	$5.350	$4.805	$3.838	$2.571	$2.168	$2.031	$1.929	$1.599	$2.185
Number of Accumulation Units outstanding at end of period (in thousands)	534	665	737	864	1,220	1,660	2,079	2,509	3,493	4,892
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$34.123	$30.968	$25.001	$16.920	$14.418	$13.654	$13.104	$10.976	$—	$—
Accumulation Unit Value at end of period	$30.406	$34.123	$30.968	$25.001	$16.920	$14.418	$13.654	$13.104	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	1	1	1	1	1	1	—	—
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.884	$2.003	$1.987	$1.898	$1.689	$1.641	$1.437	$0.971	$1.322	$1.308
Accumulation Unit Value at end of period	$2.117	$1.884	$2.003	$1.987	$1.898	$1.689	$1.641	$1.437	$0.971	$1.322
Number of Accumulation Units outstanding at end of period (in thousands)	1,893	2,230	2,696	3,263	4,288	5,803	6,655	8,550	8,815	10,947
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.710	$20.101	$20.144	$19.454	$17.492	$17.173	$15.197	$10.382	$—	$—
Accumulation Unit Value at end of period	$20.802	$18.710	$20.101	$20.144	$19.454	$17.492	$17.173	$15.197	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	15	14	16	26	28	15	11	—	—

APP V-4

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.269	$1.267	$1.341	$1.122	$0.949	$1.122	$0.997	$0.760	$1.339	$1.068
Accumulation Unit Value at end of period	$1.263	$1.269	$1.267	$1.341	$1.122	$0.949	$1.122	$0.997	$0.760	$1.339
Number of Accumulation Units outstanding at end of period (in thousands)	5,885	7,127	8,590	10,523	13,899	17,955	21,760	16,014	18,440	23,389
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.593	$16.736	$17.901	$15.134	$12.942	$15.464	$13.884	$10.693	$—	$—
Accumulation Unit Value at end of period	$16.335	$16.593	$16.736	$17.901	$15.134	$12.942	$15.464	$13.884	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	19	22	41	48	50	39	15	—	—
Hartford MidCap Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.646	$2.724	$2.561	$1.934	$1.574	$1.751	$1.429	$1.008	$1.715	$1.708
Accumulation Unit Value at end of period	$2.935	$2.646	$2.724	$2.561	$1.934	$1.574	$1.751	$1.429	$1.008	$1.715
Number of Accumulation Units outstanding at end of period (in thousands)	6,092	7,058	8,287	9,735	12,218	15,445	18,682	20,907	27,406	35,613
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.842	$27.926	$26.534	$20.247	$16.656	$18.723	$15.437	$11.005	$—	$—
Accumulation Unit Value at end of period	$29.467	$26.842	$27.926	$26.534	$20.247	$16.656	$18.723	$15.437	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	13	13	10	10	7	4	2	—	—
Hartford Small Company HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.380	$1.529	$1.452	$1.023	$0.900	$0.948	$0.776	$0.611	$1.045	$0.931
Accumulation Unit Value at end of period	$1.384	$1.380	$1.529	$1.452	$1.023	$0.900	$0.948	$0.776	$0.611	$1.045
Number of Accumulation Units outstanding at end of period (in thousands)	2,911	3,227	3,574	4,186	5,612	6,996	9,182	11,498	15,074	19,383
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.946	$24.579	$23.585	$16.797	$14.930	$15.884	$13.151	$10.452	$—	$—
Accumulation Unit Value at end of period	$21.791	$21.946	$24.579	$23.585	$16.797	$14.930	$15.884	$13.151	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	17	17	16	16	2	—	—
Hartford Small/Mid Cap Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.439	$16.484	$15.928	$11.789	$10.348	$10.645	$8.604	$5.918	$10.578	$—
Accumulation Unit Value at end of period	$17.703	$15.439	$16.484	$15.928	$11.789	$10.348	$10.645	$8.604	$5.918	$—
Number of Accumulation Units outstanding at end of period (in thousands)	99	106	158	209	259	360	437	335	174	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.983	$26.955	$26.321	$19.686	$17.463	$18.153	$14.828	$10.306	$—	$—
Accumulation Unit Value at end of period	$28.347	$24.983	$26.955	$26.321	$19.686	$17.463	$18.153	$14.828	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	2	2	3	1	3	4	—	—	—

APP V-5

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford SmallCap Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.483	$2.539	$2.440	$1.714	$1.485	$1.489	$1.109	$0.833	$1.354	$1.403
Accumulation Unit Value at end of period	$2.743	$2.483	$2.539	$2.440	$1.714	$1.485	$1.489	$1.109	$0.833	$1.354
Number of Accumulation Units outstanding at end of period (in thousands)	2,121	2,539	3,312	4,167	5,014	6,554	7,635	9,122	10,662	13,621
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.468	$30.455	$29.577	$20.987	$18.375	$18.622	$14.018	$10.642	$—	$—
Accumulation Unit Value at end of period	$32.211	$29.468	$30.455	$29.577	$20.987	$18.375	$18.622	$14.018	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	8	13	12	13	8	3	—	—
Hartford Stock HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.380	$1.366	$1.249	$0.960	$0.854	$0.878	$0.778	$0.559	$1.000	$0.960
Accumulation Unit Value at end of period	$1.457	$1.380	$1.366	$1.249	$0.960	$0.854	$0.878	$0.778	$0.559	$1.000
Number of Accumulation Units outstanding at end of period (in thousands)	5,936	7,351	8,954	11,633	15,866	21,370	28,253	36,076	45,492	58,124
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.687	$23.698	$21.883	$17.007	$15.283	$15.883	$14.221	$10.328	$—	$—
Accumulation Unit Value at end of period	$24.751	$23.687	$23.698	$21.883	$17.007	$15.283	$15.883	$14.221	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	11	12	15	15	16	12	3	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.752	$1.792	$1.721	$1.775	$1.679	$1.596	$1.510	$1.335	$1.470	$1.429
Accumulation Unit Value at end of period	$1.800	$1.752	$1.792	$1.721	$1.775	$1.679	$1.596	$1.510	$1.335	$1.470
Number of Accumulation Units outstanding at end of period (in thousands)	6,207	7,635	8,811	11,115	14,850	17,892	22,987	27,657	32,136	40,654
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.498	$12.919	$12.534	$13.068	$12.491	$12.000	$11.472	$10.253	$—	$—
Accumulation Unit Value at end of period	$12.703	$12.498	$12.919	$12.534	$13.068	$12.491	$12.000	$11.472	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	49	55	54	68	109	190	163	99	—	—
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.173	$1.175	$1.162	$1.202	$1.179	$1.144	$1.121	$1.103	$1.129	$1.100
Accumulation Unit Value at end of period	$1.171	$1.173	$1.175	$1.162	$1.202	$1.179	$1.144	$1.121	$1.103	$1.129
Number of Accumulation Units outstanding at end of period (in thousands)	8,837	9,789	11,000	14,412	18,580	21,661	26,487	32,236	42,486	28,795
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.908	$10.023	$10.017	$10.478	$10.386	$10.179	$10.081	$10.023	$—	$—
Accumulation Unit Value at end of period	$9.786	$9.908	$10.023	$10.017	$10.478	$10.386	$10.179	$10.081	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	27	27	25	29	41	49	48	15	—	—

APP V-6

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.010	$1.026	$1.042	$1.058	$1.073	$1.089	$1.105	$1.121	$1.116	$1.082
Accumulation Unit Value at end of period	$1.002	$1.010	$1.026	$1.042	$1.058	$1.073	$1.089	$1.105	$1.121	$1.116
Number of Accumulation Units outstanding at end of period (in thousands)	3,613	4,177	6,104	7,701	12,747	15,740	17,856	26,583	48,695	28,109
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.356	$8.576	$8.802	$9.033	$9.262	$9.497	$9.737	$9.978	$—	$—
Accumulation Unit Value at end of period	$8.203	$8.356	$8.576	$8.802	$9.033	$9.262	$9.497	$9.737	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	9	11	11	39	33	44	98	—	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.911	$2.006	$1.832	$1.412	$1.228	$1.274	$1.130	$0.924	$1.425	$1.330
Accumulation Unit Value at end of period	$2.137	$1.911	$2.006	$1.832	$1.412	$1.228	$1.274	$1.130	$0.924	$1.425
Number of Accumulation Units outstanding at end of period (in thousands)	5,408	6,160	7,385	9,384	11,608	14,026	17,411	9,372	11,975	16,547
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.801	$21.007	$19.387	$15.099	$13.267	$13.909	$12.468	$10.304	$—	$—
Accumulation Unit Value at end of period	$21.911	$19.801	$21.007	$19.387	$15.099	$13.267	$13.909	$12.468	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	6	16	17	10	11	1	—	—
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.444	$1.453	$1.344	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.585	$1.444	$1.453	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6,044	6,774	7,694	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.607	$21.974	$20.358	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.463	$21.607	$21.974	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	1	—	—	—	—	—	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.636	$9.775	$9.917	$9.982	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.500	$9.636	$9.775	$9.917	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	245	203	210	162	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.377	$9.614	$9.856	$9.969	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.149	$9.377	$9.614	$9.856	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP VI-1

Appendix VI — Model Investment Options

(Percentage allocations apply to value in the Sub-Accounts)

Applicable to Director Epic Plus 1

As of May 2, 2016, the following models are available:

Portfolio Planner Models

Fund	2016 Series 103[1]	2016 Series 104[2]	2016 Series 202[3]	2016 Series 302[4]	2016 Series 402[5]
Hartford Disciplined Equity HLS Fund	5%	6%	8%	9%	11%
Hartford Dividend and Growth HLS Fund	4%	5%	6%	8%	10%
Hartford Global Growth HLS Fund	4%	6%	7%	9%	11%
Hartford Growth Opportunities HLS Fund	6%	8%	10%	11%	12%
Hartford High Yield HLS Fund	17%	21%	19%	18%	14%
Hartford International Opportunities HLS Fund	5%	7%	9%	11%	13%
Hartford MidCap Value HLS Fund	1%	1%	2%	2%	3%
Hartford Small Cap Growth HLS Fund	2%	3%	3%	4%	5%
Hartford Small/Mid Cap Equity HLS Fund	3%	4%	5%	6%	5%
Hartford Total Return Bond HLS Fund	26%	18%	13%	9%	7%
Hartford U.S. Government Securities HLS Fund	27%	21%	18%	13%	9%
Total	100%	100%	100%	100%	100%

(1) Formerly Ultra Conservative.
(2) Formerly Conservative.
(3) Formerly Balanced.
(4) Formerly Moderate Growth.
(5) Formerly Growth.

APP VII-1

Annuity Commencement Date Deferral Option — Example
T his example does not represent your actual Contract. It uses hypothetical amounts, not your actual Contract amounts.
This example is intended to help you compare the total and taxable amounts of annuity payments if you annuitize your contract on its Annuity Commencement Date to the total and taxable amounts of annuity payments if you elect the Deferral Option and either die at age 100 under circumstances which trigger payment of a Death Benefit or annuitize your contract on the Annuitant’s 100 th birthday.
Because the amounts used below are assumptions and do not represent your actual Contract amounts, this example should not be considered to be a representation of the actual total or taxable amounts nor a representation of the tax consequences of receipt of those total or taxable amounts. The consequences of receipt of those total and taxable amounts depend on many factors outside the scope of this example.
This example assumes that on the Annuity Commencement Date:
The annuitant is age 90.
The Contract Value is $250,000.
The investment (tax basis) in the Contract is $175,000.
The Contract is non-Qualified.
The amounts shown in this example will vary depending on the annuitization option chosen and whether variable payouts, fixed payouts or a combination of variable and fixed payouts are elected. In addition, the exclusion ratio depends on factors including the investment into the Contract, the Contract Value and the length of time that annuity payments will continue. For Payout Options which include a Life Annuity, the exclusion ratio may also depend on the annuitant’s life expectancy at the time annuity payments begin.
As you consider this example, please note that to make a direct comparison between the total and taxable amounts received through annuitization at the Annuity Commencement Date (age 90) and received at the Deferred Annuity Commencement Date, you must calculate the results of investment of the amount received at age 90 for the ten-year period until age 100. Factors to consider in this calculation include:
•The assumed net rate of return for this period;
•The amount payable in taxes related to this amount; and
•Potential changes in laws including tax laws that may affect investment and taxes.
Total and taxable amounts if the Contract is annuitized on the Annuity Commencement Date:
To calculate the total and taxable amounts, this example assumes:
The election of the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option.
The annual payment is assumed to equal to $25,660. This amount is calculated based on the assumed contract value of $250,000 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $256,600 ($25,660 per year times 10 years) will be received.
Based on these assumptions:
The exclusion ratio is 0.682 ($175,000 divided by $256,600). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($25,660 times 0.682). This represents the portion of your annual payment that is excludable from federal income tax. The annual taxable amount is the remainder, $8,160 ($25,660 minus $17,500).
After 10 years, the total taxable amount is $81,600 ($8,160 per year times 10 years).
Total and taxable amounts if the Annuity Commencement Date Deferral Option is elected and the Annuity Commencement Date is deferred to age 100 and the Contract has positive net returns through age 100:
This example assumes:
The Contract has a 4% annual growth, net of fees, compounded annually, for the next ten years.
Based on this assumption, the Contract Value at age 100 is $370,061 ($250,000 times (1+ .04) compounded each year for ten years).
If a Death Benefit is payable at age 100:
The beneficiary receives the $370,061 Contract Value as a Death Benefit in one lump sum.

APP VII-2

$195,061 (the total amount minus the investment in the Contract, or $370,061 minus $175,000) of the amount is taxable to the beneficiary.
If annuitization is elected at age 100 using the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option:
This example assumes:
The annual payment is assumed to equal to $37,960. This amount is calculated based on the assumed contract value of $370,061 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $379,600 ($37,960 per year times 10 years) will be received.
Based on this assumption:
The exclusion ratio will be 0.461 ($175,000 divided by $379,600). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($37,960 times 0.461). This represents the portion of your annual payment that is excludable from federal income tax.
The annual taxable amount is the remainder, $20,460 ($37,960 minus $17,500).
After 10 years, the total taxable amount is $204,600 ($20,460 per year times 10 years).
Total and taxable amounts if the Annuity Commencement Date Deferral Option is elected, the Annuity Commencement Date is deferred to age 100 and the Contract has negative net returns through age 100:
This example assumes:
The Contract has a -2% annual growth, net of fees, compounded annually, for the next ten years.
Based on this assumption, the Contract Value at age 100 is $204,268 ($250,000 times (1 -.02) compounded each year for ten years).
If a Death Benefit is payable at age 100:
The beneficiary receives the $204,268 Contract Value as a Death Benefit in one lump sum.
$29,268 (the total amount minus the investment in the Contract, or $204,268 minus $175,000) of the amount is taxable to the beneficiary.
If annuitization is elected at age 100 using the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option:
This example assumes:
The annual payment is assumed to equal to $20,983. This amount is calculated based on the assumed contract value of $204,268 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $209,830 ($20,983 per year times 10 years) will be received.
Based on this assumption:
The exclusion ratio will be 0.834 ($175,000 divided by $209,830). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($20,983 times 0.834). This represents the portion of your annual payment that is excludable from federal income tax.
The annual taxable amount is the remainder or $3,483 ($20,983 minus $17,500).
After 10 years, total taxable amount is $34,830 ($3,483 per year times 10 years).

To obtain a Statement of Additional Information, please call us at 800-862-6668 or complete the form below and mail to:
Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293
Please send a Statement of Additional Information to me at the following address:

Name

Address

City/State	Zip Code
Contract Name
Issue Date

Statement of Additional Information
Hartford Life and Annuity Insurance Company
Separate Account One
Director Epic Plus Series I/IR
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a prospectus, send a written request to Hartford Life and Annuity Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293.
Date of Prospectus: May 1, 2017
Date of Statement of Additional Information: May 1, 2017

2

General Information
Safekeeping of Assets
Hartford holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Hartford’s general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Experts
The statutory-basis financial statements of Hartford Life and Annuity Insurance Company as of December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut and expresses an adverse opinion for the statutory-basis financial statements because the financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America), and the statements of assets and liabilities of each of the individual sub-accounts which comprise Hartford Life and Annuity Insurance Company Separate Account One as of December 31, 2016, and the related statements of operations for each of the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which reports are both included in the Statement of Additional Information which is part of the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. (“HSD”). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.
Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2016: $20,036,637; 2015: $15,477,855; and 2014: $12,855,688.
OPERATIONAL RISKS
An investment in a Contract, Separate Account, or Fund can involve operational and information security risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers.  While we seek to minimize such events through controls and oversight, there may still be failures that could adversely affect us and your Contract’s Value. In addition, as the use of technology increases, we, a Contract, a Separate Account, or Fund may be more susceptible to operational risks through breaches in cybersecurity.  A breach in cybersecurity refers to both intentional and unintentional events that may cause us, a Contract, a Separate Account, or Fund to lose proprietary information, suffer data corruption, or operational capacity, and as a result, may incur regulatory penalties, reputational damage, and additional compliance costs associated with corrected measures and/or financial loss.  In addition, cyber security breaches of a Fund’s third party service providers or issuers of securities in which the underlying Funds invest may also subject a Fund to many of the same risks associated with direct cybersecurity breaches.
Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.
Total Return for all Sub-Accounts
When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub- Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Hartford uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and risk expense charge, the highest possible contingent deferred charge, any applicable administrative charge and the Annual Maintenance Fee.
The formula we use to calculate standardized total return is P(1+T)n = ERV. In this calculation, “P” represents a hypothetical initial premium payment of $1,000.00, “T” represents the average annual total return, “n” represents the number of years and “ERV” represents the redeemable value at the end of the period.

3

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non- standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub- Account is higher than standardized total return for a Sub-Account.
Yield for Sub-Accounts
If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.
The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.
The formula Hartford uses to calculate yield is: YIELD = 2[(a − b/cd +1)6 − 1]. In this calculation, “a” represents the net investment income earned during the period by the underlying fund, “b” represents the expenses accrued for the period, “c” represents the average daily number of Accumulation Units outstanding during the period and “d” represents the maximum offering price per Accumulation Unit on the last day of the period.
Money Market Sub-Accounts
At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.
Current yield of a money market fund Sub-Account is calculated for a seven-day period or the “base period” without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Hartford takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calcuates the net change in its value from the beginning of the base period to the end of the base period. Hartford then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or “BPR.” Once the base period return is calculated, Hartford then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.
The formula for this calculation is YIELD = BPR × (365/7), where BPR = (A − B)/C. “A” is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. “B” is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. “C” represents the value of the Sub-Account at the beginning of the base period.
Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation We use is:
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] − 1.

Additional Materials
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.
Performance Comparisons
Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract’s sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

4

Accumulation Unit Values
(For an Accumulation Unit Outstanding Throughout the Period)
The following information should be read in conjunction with the financial statements for the Separate Account included in this Statement of Additional Information.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The tables below show all possible Accumulation Unit Values corresponding to all combinations of optional benefits. Tables showing only the highest and lowest possible Accumulation Unit Values are shown in the prospectus, which assumes you select either no optional benefits or all optional benefits.

5

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Balanced HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.518	$1.541	$1.428	$1.199	$1.088	$1.087	$0.986	$0.770	$1.145	$1.092
Accumulation Unit Value at end of period	$1.583	$1.518	$1.541	$1.428	$1.199	$1.088	$1.087	$0.986	$0.770	$1.145
Number of Accumulation Units outstanding at end of period (in thousands)	11,187	12,728	15,109	18,502	23,692	29,069	36,166	43,088	53,252	71,275
With MAV 70 Death Benefit
Accumulation Unit Value at beginning of period	$1.474	$1.499	$1.392	$1.170	$1.065	$1.065	$0.968	$0.758	$1.129	$1.079
Accumulation Unit Value at end of period	$1.533	$1.474	$1.499	$1.392	$1.170	$1.065	$1.065	$0.968	$0.758	$1.129
Number of Accumulation Units outstanding at end of period (in thousands)	1,328	1,455	1,787	2,112	2,518	3,182	3,716	4,173	5,455	6,923
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.474	$1.499	$1.392	$1.170	$1.065	$1.065	$0.968	$0.758	$1.129	$1.079
Accumulation Unit Value at end of period	$1.533	$1.474	$1.499	$1.392	$1.170	$1.065	$1.065	$0.968	$0.758	$1.129
Number of Accumulation Units outstanding at end of period (in thousands)	1,328	1,455	1,787	2,112	2,518	3,182	3,716	4,173	5,455	6,923
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.448	$1.475	$1.370	$1.154	$1.051	$1.052	$0.957	$0.750	$1.119	$1.070
Accumulation Unit Value at end of period	$1.505	$1.448	$1.475	$1.370	$1.154	$1.051	$1.052	$0.957	$0.750	$1.119
Number of Accumulation Units outstanding at end of period (in thousands)	567	647	701	683	742	908	1,177	1,010	1,031	1,213
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.439	$1.466	$1.363	$1.148	$1.046	$1.048	$0.954	$0.748	$1.116	$1.068
Accumulation Unit Value at end of period	$1.495	$1.439	$1.466	$1.363	$1.148	$1.046	$1.048	$0.954	$0.748	$1.116
Number of Accumulation Units outstanding at end of period (in thousands)	5,631	6,615	8,317	11,300	15,573	21,857	29,793	40,192	48,281	67,471
With MAV70 Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.576	$1.606	$1.494	$1.259	$1.148	$1.151	$1.048	$0.821	$1.227	$1.175
Accumulation Unit Value at end of period	$1.637	$1.576	$1.606	$1.494	$1.259	$1.148	$1.151	$1.048	$0.821	$1.227
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.410	$1.439	$1.340	$1.130	$1.031	$1.035	$0.944	$0.740	$1.107	$1.061
Accumulation Unit Value at end of period	$1.463	$1.410	$1.439	$1.340	$1.130	$1.031	$1.035	$0.944	$0.740	$1.107
Number of Accumulation Units outstanding at end of period (in thousands)	4,004	5,172	6,920	9,432	13,112	18,090	22,384	25,770	28,898	26,743
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.410	$1.439	$1.340	$1.130	$1.031	$1.035	$0.944	$0.740	$1.107	$1.061
Accumulation Unit Value at end of period	$1.463	$1.410	$1.439	$1.340	$1.130	$1.031	$1.035	$0.944	$0.740	$1.107
Number of Accumulation Units outstanding at end of period (in thousands)	4,004	5,172	6,920	9,432	13,112	18,090	22,384	25,770	28,898	26,743
With MAV70 Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.401	$1.430	$1.332	$1.124	$1.027	$1.031	$0.940	$0.738	$1.104	$1.059
Accumulation Unit Value at end of period	$1.453	$1.401	$1.430	$1.332	$1.124	$1.027	$1.031	$0.940	$0.738	$1.104
Number of Accumulation Units outstanding at end of period (in thousands)	260	293	422	463	693	792	1,053	1,078	1,155	1,893
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.382	$1.412	$1.317	$1.112	$1.017	$1.022	$0.933	$0.733	$1.098	$1.054
Accumulation Unit Value at end of period	$1.431	$1.382	$1.412	$1.317	$1.112	$1.017	$1.022	$0.933	$0.733	$1.098
Number of Accumulation Units outstanding at end of period (in thousands)	598	651	810	925	1,260	1,584	2,209	2,560	3,098	3,794

6

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
With MAV70 Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.373	$1.404	$1.310	$1.107	$1.012	$1.018	$0.930	$0.731	$1.095	$1.052
Accumulation Unit Value at end of period	$1.422	$1.373	$1.404	$1.310	$1.107	$1.012	$1.018	$0.930	$0.731	$1.095
Number of Accumulation Units outstanding at end of period (in thousands)	549	607	894	1,026	1,138	1,317	1,713	1,890	2,143	2,682
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.387	$19.832	$18.513	$15.655	$14.322	$14.409	$13.168	$10.358	$—	$—
Accumulation Unit Value at end of period	$20.064	$19.387	$19.832	$18.513	$15.655	$14.322	$14.409	$13.168	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	360	400	451	464	442	501	469	150	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.365	$1.396	$1.304	$1.104	$1.010	$1.017	$0.930	$0.732	$1.097	$1.055
Accumulation Unit Value at end of period	$1.411	$1.365	$1.396	$1.304	$1.104	$1.010	$1.017	$0.930	$0.732	$1.097
Number of Accumulation Units outstanding at end of period (in thousands)	792	879	1,135	1,274	1,578	2,127	2,643	2,660	3,265	3,697
With MAV70 Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.114	$19.591	$18.325	$15.527	$14.233	$14.349	$13.139	$10.356	$—	$—
Accumulation Unit Value at end of period	$19.742	$19.114	$19.591	$18.325	$15.527	$14.233	$14.349	$13.139	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	21	21	18	16	1	2	2	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.979	$19.472	$18.232	$15.464	$14.189	$14.319	$13.125	$10.355	$—	$—
Accumulation Unit Value at end of period	$19.583	$18.979	$19.472	$18.232	$15.464	$14.189	$14.319	$13.125	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	46	50	55	58	41	49	34	16	—	—

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.155	$2.170	$2.057	$1.504	$1.293	$1.484	$1.296	$0.905	$1.692	$1.473
Accumulation Unit Value at end of period	$2.236	$2.155	$2.170	$2.057	$1.504	$1.293	$1.484	$1.296	$0.905	$1.692
Number of Accumulation Units outstanding at end of period (in thousands)	11,885	13,910	16,215	20,202	27,305	35,398	46,121	59,210	74,095	94,185
With MAV 70 Death Benefit
Accumulation Unit Value at beginning of period	$2.092	$2.110	$2.004	$1.469	$1.265	$1.455	$1.273	$0.891	$1.669	$1.456
Accumulation Unit Value at end of period	$2.166	$2.092	$2.110	$2.004	$1.469	$1.265	$1.455	$1.273	$0.891	$1.669
Number of Accumulation Units outstanding at end of period (in thousands)	1,931	2,035	2,525	2,590	3,279	4,239	5,128	6,619	8,965	12,851
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.092	$2.110	$2.004	$1.469	$1.265	$1.455	$1.273	$0.891	$1.669	$1.456
Accumulation Unit Value at end of period	$2.166	$2.092	$2.110	$2.004	$1.469	$1.265	$1.455	$1.273	$0.891	$1.669
Number of Accumulation Units outstanding at end of period (in thousands)	1,931	2,035	2,525	2,590	3,279	4,239	5,128	6,619	8,965	12,851
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.056	$2.076	$1.974	$1.448	$1.248	$1.437	$1.259	$0.882	$1.653	$1.444
Accumulation Unit Value at end of period	$2.126	$2.056	$2.076	$1.974	$1.448	$1.248	$1.437	$1.259	$0.882	$1.653
Number of Accumulation Units outstanding at end of period (in thousands)	670	784	831	1,054	1,565	1,853	2,436	2,680	3,392	3,999

7

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$2.043	$2.064	$1.963	$1.441	$1.243	$1.432	$1.254	$0.879	$1.649	$1.441
Accumulation Unit Value at end of period	$2.112	$2.043	$2.064	$1.963	$1.441	$1.243	$1.432	$1.254	$0.879	$1.649
Number of Accumulation Units outstanding at end of period (in thousands)	5,761	7,400	9,047	12,912	17,755	25,046	36,178	51,139	61,395	85,369
With MAV70 Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$3.194	$3.228	$3.072	$2.256	$1.947	$2.244	$1.967	$1.379	$2.589	$2.263
Accumulation Unit Value at end of period	$3.300	$3.194	$3.228	$3.072	$2.256	$1.947	$2.244	$1.967	$1.379	$2.589
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.002	$2.026	$1.930	$1.418	$1.225	$1.414	$1.241	$0.871	$1.636	$1.431
Accumulation Unit Value at end of period	$2.066	$2.002	$2.026	$1.930	$1.418	$1.225	$1.414	$1.241	$0.871	$1.636
Number of Accumulation Units outstanding at end of period (in thousands)	4,675	6,234	8,445	12,570	19,495	28,661	38,547	50,484	53,578	46,522
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.002	$2.026	$1.930	$1.418	$1.225	$1.414	$1.241	$0.871	$1.636	$1.431
Accumulation Unit Value at end of period	$2.066	$2.002	$2.026	$1.930	$1.418	$1.225	$1.414	$1.241	$0.871	$1.636
Number of Accumulation Units outstanding at end of period (in thousands)	4,675	6,234	8,445	12,570	19,495	28,661	38,547	50,484	53,578	46,522
With MAV70 Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.989	$2.013	$1.919	$1.411	$1.220	$1.408	$1.236	$0.868	$1.631	$1.428
Accumulation Unit Value at end of period	$2.052	$1.989	$2.013	$1.919	$1.411	$1.220	$1.408	$1.236	$0.868	$1.631
Number of Accumulation Units outstanding at end of period (in thousands)	357	376	472	593	734	1,004	1,210	1,586	1,853	3,179
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.962	$1.988	$1.896	$1.396	$1.208	$1.396	$1.226	$0.862	$1.622	$1.421
Accumulation Unit Value at end of period	$2.021	$1.962	$1.988	$1.896	$1.396	$1.208	$1.396	$1.226	$0.862	$1.622
Number of Accumulation Units outstanding at end of period (in thousands)	615	687	918	1,157	1,658	2,437	3,375	3,969	4,544	5,020
With MAV70 Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.949	$1.976	$1.886	$1.389	$1.203	$1.390	$1.222	$0.859	$1.618	$1.419
Accumulation Unit Value at end of period	$2.008	$1.949	$1.976	$1.886	$1.389	$1.203	$1.390	$1.222	$0.859	$1.618
Number of Accumulation Units outstanding at end of period (in thousands)	657	858	1,020	1,334	1,695	2,010	2,851	3,663	4,243	3,879
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.595	$23.932	$22.856	$16.843	$14.586	$16.872	$14.841	$10.441	$—	$—
Accumulation Unit Value at end of period	$24.292	$23.595	$23.932	$22.856	$16.843	$14.586	$16.872	$14.841	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	615	707	781	834	831	991	1,000	344	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.943	$1.972	$1.884	$1.389	$1.204	$1.393	$1.226	$0.863	$1.626	$1.427
Accumulation Unit Value at end of period	$2.000	$1.943	$1.972	$1.884	$1.389	$1.204	$1.393	$1.226	$0.863	$1.626
Number of Accumulation Units outstanding at end of period (in thousands)	1,413	1,701	1,912	2,413	2,985	4,692	6,094	6,734	7,798	8,296
With MAV70 Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.263	$23.642	$22.624	$16.705	$14.496	$16.801	$14.808	$10.439	$—	$—
Accumulation Unit Value at end of period	$23.901	$23.263	$23.642	$22.624	$16.705	$14.496	$16.801	$14.808	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	29	27	25	19	11	11	18	7	—	—

8

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.098	$23.498	$22.509	$16.637	$14.451	$16.766	$14.792	$10.438	$—	$—
Accumulation Unit Value at end of period	$23.709	$23.098	$23.498	$22.509	$16.637	$14.451	$16.766	$14.792	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	66	72	72	94	120	139	106	77	—	—

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.693	$1.611	$1.411	$1.057	$0.914	$0.919	$0.820	$0.663	$1.076	$1.010
Accumulation Unit Value at end of period	$1.760	$1.693	$1.611	$1.411	$1.057	$0.914	$0.919	$0.820	$0.663	$1.076
Number of Accumulation Units outstanding at end of period (in thousands)	2,911	3,752	4,914	6,309	8,157	10,557	13,154	16,046	20,044	25,433
With MAV 70 Death Benefit
Accumulation Unit Value at beginning of period	$1.643	$1.567	$1.375	$1.032	$0.894	$0.901	$0.805	$0.653	$1.061	$0.998
Accumulation Unit Value at end of period	$1.705	$1.643	$1.567	$1.375	$1.032	$0.894	$0.901	$0.805	$0.653	$1.061
Number of Accumulation Units outstanding at end of period (in thousands)	518	594	693	822	1,359	1,561	1,917	2,231	2,562	3,069
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.643	$1.567	$1.375	$1.032	$0.894	$0.901	$0.805	$0.653	$1.061	$0.998
Accumulation Unit Value at end of period	$1.705	$1.643	$1.567	$1.375	$1.032	$0.894	$0.901	$0.805	$0.653	$1.061
Number of Accumulation Units outstanding at end of period (in thousands)	518	594	693	822	1,359	1,561	1,917	2,231	2,562	3,069
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.615	$1.542	$1.354	$1.017	$0.882	$0.890	$0.796	$0.646	$1.051	$0.990
Accumulation Unit Value at end of period	$1.674	$1.615	$1.542	$1.354	$1.017	$0.882	$0.890	$0.796	$0.646	$1.051
Number of Accumulation Units outstanding at end of period (in thousands)	277	314	414	481	522	665	924	985	1,090	1,757
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.605	$1.533	$1.347	$1.012	$0.878	$0.886	$0.793	$0.644	$1.049	$0.988
Accumulation Unit Value at end of period	$1.662	$1.605	$1.533	$1.347	$1.012	$0.878	$0.886	$0.793	$0.644	$1.049
Number of Accumulation Units outstanding at end of period (in thousands)	1,466	1,961	2,525	2,865	4,207	6,205	8,694	11,492	14,278	19,422
With MAV70 Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.026	$1.937	$1.703	$1.280	$1.112	$1.122	$1.005	$0.817	$1.330	$1.253
Accumulation Unit Value at end of period	$2.098	$2.026	$1.937	$1.703	$1.280	$1.112	$1.122	$1.005	$0.817	$1.330
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.573	$1.504	$1.324	$0.997	$0.866	$0.875	$0.785	$0.638	$1.040	$0.981
Accumulation Unit Value at end of period	$1.627	$1.573	$1.504	$1.324	$0.997	$0.866	$0.875	$0.785	$0.638	$1.040
Number of Accumulation Units outstanding at end of period (in thousands)	2,098	2,868	4,387	6,415	10,083	14,042	17,943	23,103	25,222	26,959
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.573	$1.504	$1.324	$0.997	$0.866	$0.875	$0.785	$0.638	$1.040	$0.981
Accumulation Unit Value at end of period	$1.627	$1.573	$1.504	$1.324	$0.997	$0.866	$0.875	$0.785	$0.638	$1.040
Number of Accumulation Units outstanding at end of period (in thousands)	2,098	2,868	4,387	6,415	10,083	14,042	17,943	23,103	25,222	26,959

9

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
With MAV70 Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.562	$1.495	$1.316	$0.991	$0.862	$0.872	$0.782	$0.636	$1.037	$0.979
Accumulation Unit Value at end of period	$1.615	$1.562	$1.495	$1.316	$0.991	$0.862	$0.872	$0.782	$0.636	$1.037
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	7	24	28	35	142	255	232	341
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.541	$1.476	$1.301	$0.981	$0.854	$0.864	$0.776	$0.632	$1.031	$0.975
Accumulation Unit Value at end of period	$1.591	$1.541	$1.476	$1.301	$0.981	$0.854	$0.864	$0.776	$0.632	$1.031
Number of Accumulation Units outstanding at end of period (in thousands)	287	282	336	372	524	625	946	1,042	1,149	1,315
With MAV70 Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.531	$1.467	$1.294	$0.976	$0.850	$0.861	$0.773	$0.630	$1.029	$0.973
Accumulation Unit Value at end of period	$1.581	$1.531	$1.467	$1.294	$0.976	$0.850	$0.861	$0.773	$0.630	$1.029
Number of Accumulation Units outstanding at end of period (in thousands)	201	229	252	269	292	395	426	495	525	696
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.237	$24.203	$21.353	$16.113	$14.039	$14.223	$12.781	$10.424	$—	$—
Accumulation Unit Value at end of period	$26.044	$25.237	$24.203	$21.353	$16.113	$14.039	$14.223	$12.781	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	142	183	189	231	285	333	210	92	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.513	$1.451	$1.281	$0.967	$0.843	$0.855	$0.768	$0.627	$1.025	$0.970
Accumulation Unit Value at end of period	$1.560	$1.513	$1.451	$1.281	$0.967	$0.843	$0.855	$0.768	$0.627	$1.025
Number of Accumulation Units outstanding at end of period (in thousands)	659	743	960	1,300	1,653	2,186	2,874	3,320	3,368	3,791
With MAV70 Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.882	$23.910	$21.137	$15.981	$13.952	$14.164	$12.753	$10.422	$—	$—
Accumulation Unit Value at end of period	$25.625	$24.882	$23.910	$21.137	$15.981	$13.952	$14.164	$12.753	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	5	1	3	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.706	$23.765	$21.030	$15.916	$13.909	$14.134	$12.739	$10.421	$—	$—
Accumulation Unit Value at end of period	$25.419	$24.706	$23.765	$21.030	$15.916	$13.909	$14.134	$12.739	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	10	15	17	21	18	12	3	—	—

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.423	$2.494	$2.246	$1.732	$1.550	$1.557	$1.398	$1.141	$1.717	$1.614
Accumulation Unit Value at end of period	$2.737	$2.423	$2.494	$2.246	$1.732	$1.550	$1.557	$1.398	$1.141	$1.717
Number of Accumulation Units outstanding at end of period (in thousands)	7,754	9,175	10,718	13,405	18,162	23,761	27,847	34,690	44,341	58,491
With MAV 70 Death Benefit
Accumulation Unit Value at beginning of period	$2.352	$2.426	$2.188	$1.691	$1.517	$1.526	$1.374	$1.123	$1.694	$1.595
Accumulation Unit Value at end of period	$2.651	$2.352	$2.426	$2.188	$1.691	$1.517	$1.526	$1.374	$1.123	$1.694
Number of Accumulation Units outstanding at end of period (in thousands)	858	980	1,106	1,373	1,903	2,415	2,823	3,897	4,564	6,983

10

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.352	$2.426	$2.188	$1.691	$1.517	$1.526	$1.374	$1.123	$1.694	$1.595
Accumulation Unit Value at end of period	$2.651	$2.352	$2.426	$2.188	$1.691	$1.517	$1.526	$1.374	$1.123	$1.694
Number of Accumulation Units outstanding at end of period (in thousands)	858	980	1,106	1,373	1,903	2,415	2,823	3,897	4,564	6,983
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.312	$2.386	$2.155	$1.667	$1.497	$1.507	$1.358	$1.111	$1.678	$1.581
Accumulation Unit Value at end of period	$2.603	$2.312	$2.386	$2.155	$1.667	$1.497	$1.507	$1.358	$1.111	$1.678
Number of Accumulation Units outstanding at end of period (in thousands)	470	603	711	815	911	1,197	1,346	1,477	1,755	2,172
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$2.297	$2.372	$2.143	$1.658	$1.490	$1.501	$1.354	$1.108	$1.674	$1.578
Accumulation Unit Value at end of period	$2.585	$2.297	$2.372	$2.143	$1.658	$1.490	$1.501	$1.354	$1.108	$1.674
Number of Accumulation Units outstanding at end of period (in thousands)	4,129	5,257	6,314	8,725	12,054	17,077	22,337	31,987	39,816	58,435
With MAV70 Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.202	$2.275	$2.057	$1.592	$1.431	$1.443	$1.301	$1.066	$1.611	$1.520
Accumulation Unit Value at end of period	$2.477	$2.202	$2.275	$2.057	$1.592	$1.431	$1.443	$1.301	$1.066	$1.611
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.251	$2.328	$2.107	$1.633	$1.469	$1.483	$1.339	$1.098	$1.661	$1.568
Accumulation Unit Value at end of period	$2.530	$2.251	$2.328	$2.107	$1.633	$1.469	$1.483	$1.339	$1.098	$1.661
Number of Accumulation Units outstanding at end of period (in thousands)	3,853	5,036	6,601	10,113	15,983	22,826	27,693	36,966	41,001	39,554
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.251	$2.328	$2.107	$1.633	$1.469	$1.483	$1.339	$1.098	$1.661	$1.568
Accumulation Unit Value at end of period	$2.530	$2.251	$2.328	$2.107	$1.633	$1.469	$1.483	$1.339	$1.098	$1.661
Number of Accumulation Units outstanding at end of period (in thousands)	3,853	5,036	6,601	10,113	15,983	22,826	27,693	36,966	41,001	39,554
With MAV70 Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$2.236	$2.314	$2.095	$1.624	$1.462	$1.476	$1.334	$1.094	$1.656	$1.565
Accumulation Unit Value at end of period	$2.512	$2.236	$2.314	$2.095	$1.624	$1.462	$1.476	$1.334	$1.094	$1.656
Number of Accumulation Units outstanding at end of period (in thousands)	220	244	294	359	497	582	792	1,069	1,184	1,604
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$2.206	$2.285	$2.070	$1.607	$1.448	$1.463	$1.323	$1.087	$1.646	$1.557
Accumulation Unit Value at end of period	$2.475	$2.206	$2.285	$2.070	$1.607	$1.448	$1.463	$1.323	$1.087	$1.646
Number of Accumulation Units outstanding at end of period (in thousands)	526	555	714	842	1,098	1,706	2,067	2,278	2,601	2,808
With MAV70 Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.192	$2.271	$2.059	$1.599	$1.442	$1.458	$1.319	$1.084	$1.643	$1.554
Accumulation Unit Value at end of period	$2.458	$2.192	$2.271	$2.059	$1.599	$1.442	$1.458	$1.319	$1.084	$1.643
Number of Accumulation Units outstanding at end of period (in thousands)	391	515	578	770	1,015	1,240	1,554	1,803	2,103	2,318
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.842	$21.610	$19.604	$15.230	$13.740	$13.898	$12.580	$10.340	$—	$—
Accumulation Unit Value at end of period	$23.362	$20.842	$21.610	$19.604	$15.230	$13.740	$13.898	$12.580	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	506	578	711	773	793	941	814	351	—	—

11

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.817	$1.885	$1.711	$1.330	$1.200	$1.215	$1.100	$0.905	$1.373	$1.300
Accumulation Unit Value at end of period	$2.035	$1.817	$1.885	$1.711	$1.330	$1.200	$1.215	$1.100	$0.905	$1.373
Number of Accumulation Units outstanding at end of period (in thousands)	1,347	1,626	1,880	2,271	2,744	3,996	5,375	6,058	6,649	7,037
With MAV70 Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.548	$21.348	$19.405	$15.106	$13.655	$13.840	$12.552	$10.338	$—	$—
Accumulation Unit Value at end of period	$22.986	$20.548	$21.348	$19.405	$15.106	$13.655	$13.840	$12.552	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	21	19	24	17	8	3	4	2	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.403	$21.218	$19.307	$15.044	$13.613	$13.811	$12.538	$10.337	$—	$—
Accumulation Unit Value at end of period	$22.801	$20.403	$21.218	$19.307	$15.044	$13.613	$13.811	$12.538	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	50	57	53	79	120	136	75	29	—	—

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.247	$1.174	$1.118	$0.834	$0.688	$0.812	$0.723	$0.542	$1.160	$0.944
Accumulation Unit Value at end of period	$1.250	$1.247	$1.174	$1.118	$0.834	$0.688	$0.812	$0.723	$0.542	$1.160
Number of Accumulation Units outstanding at end of period (in thousands)	3,420	4,512	4,873	4,835	6,225	8,156	10,259	12,844	16,514	21,506
With MAV 70 Death Benefit
Accumulation Unit Value at beginning of period	$1.210	$1.142	$1.089	$0.815	$0.673	$0.796	$0.710	$0.534	$1.144	$0.933
Accumulation Unit Value at end of period	$1.211	$1.210	$1.142	$1.089	$0.815	$0.673	$0.796	$0.710	$0.534	$1.144
Number of Accumulation Units outstanding at end of period (in thousands)	340	363	614	447	595	717	924	1,315	1,561	2,264
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.210	$1.142	$1.089	$0.815	$0.673	$0.796	$0.710	$0.534	$1.144	$0.933
Accumulation Unit Value at end of period	$1.211	$1.210	$1.142	$1.089	$0.815	$0.673	$0.796	$0.710	$0.534	$1.144
Number of Accumulation Units outstanding at end of period (in thousands)	340	363	614	447	595	717	924	1,315	1,561	2,264
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.189	$1.123	$1.073	$0.803	$0.664	$0.787	$0.702	$0.528	$1.134	$0.925
Accumulation Unit Value at end of period	$1.189	$1.189	$1.123	$1.073	$0.803	$0.664	$0.787	$0.702	$0.528	$1.134
Number of Accumulation Units outstanding at end of period (in thousands)	314	400	502	418	495	681	837	858	1,059	1,328
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.182	$1.117	$1.067	$0.799	$0.661	$0.784	$0.700	$0.527	$1.131	$0.923
Accumulation Unit Value at end of period	$1.181	$1.182	$1.117	$1.067	$0.799	$0.661	$0.784	$0.700	$0.527	$1.131
Number of Accumulation Units outstanding at end of period (in thousands)	1,358	1,739	2,003	1,725	2,539	3,843	5,841	8,204	9,845	14,815
With MAV70 Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.563	$2.423	$2.316	$1.736	$1.437	$1.704	$1.523	$1.146	$2.463	$2.011
Accumulation Unit Value at end of period	$2.560	$2.563	$2.423	$2.316	$1.736	$1.437	$1.704	$1.523	$1.146	$2.463
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

12

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.158	$1.096	$1.049	$0.787	$0.652	$0.774	$0.692	$0.522	$1.122	$0.917
Accumulation Unit Value at end of period	$1.156	$1.158	$1.096	$1.049	$0.787	$0.652	$0.774	$0.692	$0.522	$1.122
Number of Accumulation Units outstanding at end of period (in thousands)	1,658	2,132	2,706	3,447	5,638	9,101	11,192	14,439	16,310	16,141
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.158	$1.096	$1.049	$0.787	$0.652	$0.774	$0.692	$0.522	$1.122	$0.917
Accumulation Unit Value at end of period	$1.156	$1.158	$1.096	$1.049	$0.787	$0.652	$0.774	$0.692	$0.522	$1.122
Number of Accumulation Units outstanding at end of period (in thousands)	1,658	2,132	2,706	3,447	5,638	9,101	11,192	14,439	16,310	16,141
With MAV70 Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.151	$1.089	$1.043	$0.783	$0.649	$0.770	$0.690	$0.520	$1.119	$0.915
Accumulation Unit Value at end of period	$1.147	$1.151	$1.089	$1.043	$0.783	$0.649	$0.770	$0.690	$0.520	$1.119
Number of Accumulation Units outstanding at end of period (in thousands)	52	52	90	74	101	124	131	222	228	310
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.135	$1.076	$1.031	$0.774	$0.642	$0.764	$0.684	$0.517	$1.112	$0.911
Accumulation Unit Value at end of period	$1.130	$1.135	$1.076	$1.031	$0.774	$0.642	$0.764	$0.684	$0.517	$1.112
Number of Accumulation Units outstanding at end of period (in thousands)	127	155	211	219	260	347	469	498	600	865
With MAV70 Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.128	$1.069	$1.025	$0.771	$0.640	$0.761	$0.682	$0.515	$1.110	$0.909
Accumulation Unit Value at end of period	$1.123	$1.128	$1.069	$1.025	$0.771	$0.640	$0.761	$0.682	$0.515	$1.110
Number of Accumulation Units outstanding at end of period (in thousands)	241	266	504	344	367	389	415	445	436	495
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.988	$21.807	$20.916	$15.732	$13.064	$15.548	$13.946	$10.536	$—	$—
Accumulation Unit Value at end of period	$22.873	$22.988	$21.807	$20.916	$15.732	$13.064	$15.548	$13.946	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	108	131	151	127	140	149	102	43	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.114	$1.058	$1.015	$0.764	$0.634	$0.755	$0.678	$0.512	$1.105	$0.906
Accumulation Unit Value at end of period	$1.108	$1.114	$1.058	$1.015	$0.764	$0.634	$0.755	$0.678	$0.512	$1.105
Number of Accumulation Units outstanding at end of period (in thousands)	433	558	661	765	1,090	1,461	1,694	1,921	2,075	2,494
With MAV70 Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.664	$21.543	$20.704	$15.604	$12.983	$15.483	$13.915	$10.534	$—	$—
Accumulation Unit Value at end of period	$22.506	$22.664	$21.543	$20.704	$15.604	$12.983	$15.483	$13.915	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	—	—	—	1	—	1	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.504	$21.412	$20.598	$15.540	$12.943	$15.450	$13.900	$10.533	$—	$—
Accumulation Unit Value at end of period	$22.325	$22.504	$21.412	$20.598	$15.540	$12.943	$15.450	$13.900	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	6	6	6	8	6	2	—	—

13

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.898	$2.638	$2.351	$1.762	$1.412	$1.576	$1.364	$1.070	$2.004	$1.572
Accumulation Unit Value at end of period	$2.834	$2.898	$2.638	$2.351	$1.762	$1.412	$1.576	$1.364	$1.070	$2.004
Number of Accumulation Units outstanding at end of period (in thousands)	4,821	5,556	6,333	3,798	4,969	6,318	7,627	10,191	12,317	15,577
With MAV 70 Death Benefit
Accumulation Unit Value at beginning of period	$2.820	$2.572	$2.297	$1.724	$1.385	$1.549	$1.343	$1.056	$1.981	$1.557
Accumulation Unit Value at end of period	$2.752	$2.820	$2.572	$2.297	$1.724	$1.385	$1.549	$1.343	$1.056	$1.981
Number of Accumulation Units outstanding at end of period (in thousands)	649	684	791	419	582	588	687	901	1,438	2,120
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.820	$2.572	$2.297	$1.724	$1.385	$1.549	$1.343	$1.056	$1.981	$1.557
Accumulation Unit Value at end of period	$2.752	$2.820	$2.572	$2.297	$1.724	$1.385	$1.549	$1.343	$1.056	$1.981
Number of Accumulation Units outstanding at end of period (in thousands)	649	684	791	419	582	588	687	901	1,438	2,120
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.780	$2.538	$2.269	$1.705	$1.371	$1.535	$1.332	$1.049	$1.969	$1.549
Accumulation Unit Value at end of period	$2.711	$2.780	$2.538	$2.269	$1.705	$1.371	$1.535	$1.332	$1.049	$1.969
Number of Accumulation Units outstanding at end of period (in thousands)	1,870	2,215	2,624	1,582	2,089	2,831	3,860	5,112	6,095	10,697
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$2.762	$2.523	$2.257	$1.697	$1.365	$1.529	$1.328	$1.046	$1.964	$1.546
Accumulation Unit Value at end of period	$2.692	$2.762	$2.523	$2.257	$1.697	$1.365	$1.529	$1.328	$1.046	$1.964
Number of Accumulation Units outstanding at end of period (in thousands)	4,315	5,012	5,638	3,394	4,689	6,040	7,738	11,493	14,456	21,760
With MAV70 Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.760	$2.522	$2.257	$1.698	$1.367	$1.532	$1.331	$1.048	$1.970	$1.552
Accumulation Unit Value at end of period	$2.688	$2.760	$2.522	$2.257	$1.698	$1.367	$1.532	$1.331	$1.048	$1.970
Number of Accumulation Units outstanding at end of period (in thousands)	6	—	5	13	13	—	20	22	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.707	$2.477	$2.219	$1.671	$1.346	$1.510	$1.313	$1.036	$1.948	$1.536
Accumulation Unit Value at end of period	$2.635	$2.707	$2.477	$2.219	$1.671	$1.346	$1.510	$1.313	$1.036	$1.948
Number of Accumulation Units outstanding at end of period (in thousands)	2,392	3,085	4,030	3,739	6,103	8,002	9,149	12,149	13,244	11,919
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.707	$2.477	$2.219	$1.671	$1.346	$1.510	$1.313	$1.036	$1.948	$1.536
Accumulation Unit Value at end of period	$2.635	$2.707	$2.477	$2.219	$1.671	$1.346	$1.510	$1.313	$1.036	$1.948
Number of Accumulation Units outstanding at end of period (in thousands)	2,392	3,085	4,030	3,739	6,103	8,002	9,149	12,149	13,244	11,919
With MAV70 Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$2.689	$2.461	$2.206	$1.662	$1.340	$1.504	$1.308	$1.032	$1.943	$1.533
Accumulation Unit Value at end of period	$2.616	$2.689	$2.461	$2.206	$1.662	$1.340	$1.504	$1.308	$1.032	$1.943
Number of Accumulation Units outstanding at end of period (in thousands)	158	176	185	146	223	261	290	503	559	731
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$2.652	$2.430	$2.180	$1.644	$1.327	$1.491	$1.298	$1.025	$1.932	$1.526
Accumulation Unit Value at end of period	$2.577	$2.652	$2.430	$2.180	$1.644	$1.327	$1.491	$1.298	$1.025	$1.932
Number of Accumulation Units outstanding at end of period (in thousands)	456	508	551	304	384	619	780	788	788	743

14

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
With MAV70 Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.636	$2.416	$2.169	$1.636	$1.321	$1.485	$1.294	$1.022	$1.927	$1.523
Accumulation Unit Value at end of period	$2.560	$2.636	$2.416	$2.169	$1.636	$1.321	$1.485	$1.294	$1.022	$1.927
Number of Accumulation Units outstanding at end of period (in thousands)	3,291	4,165	4,292	4,136	2,250	2,324	1,557	1,032	682	783
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.620	$2.403	$2.158	$1.629	$1.316	$1.480	$1.290	$1.020	$—	$—
Accumulation Unit Value at end of period	$2.543	$2.620	$2.403	$2.158	$1.629	$1.316	$1.480	$1.290	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5,068	6,066	6,697	4,516	3,283	3,402	4,040	2,184	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.604	$2.389	$2.147	$1.621	$1.311	$1.475	$1.286	$1.017	$1.920	$1.518
Accumulation Unit Value at end of period	$2.527	$2.604	$2.389	$2.147	$1.621	$1.311	$1.475	$1.286	$1.017	$1.920
Number of Accumulation Units outstanding at end of period (in thousands)	404	459	489	314	352	503	611	735	932	1,192
With MAV70 Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.702	$24.537	$22.081	$16.701	$13.519	$15.233	$13.305	$10.541	$—	$—
Accumulation Unit Value at end of period	$25.867	$26.702	$24.537	$22.081	$16.701	$13.519	$15.233	$13.305	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	24	22	13	8	8	13	3	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.513	$24.388	$21.969	$16.633	$13.477	$15.202	$13.290	$10.540	$—	$—
Accumulation Unit Value at end of period	$25.659	$26.513	$24.388	$21.969	$16.633	$13.477	$15.202	$13.290	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	20	17	19	19	27	25	15	—	—

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Healthcare HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$5.350	$4.805	$3.838	$2.571	$2.168	$2.031	$1.929	$1.599	$2.185	$2.094
Accumulation Unit Value at end of period	$4.818	$5.350	$4.805	$3.838	$2.571	$2.168	$2.031	$1.929	$1.599	$2.185
Number of Accumulation Units outstanding at end of period (in thousands)	534	665	737	864	1,220	1,660	2,079	2,509	3,493	4,892
With MAV 70 Death Benefit
Accumulation Unit Value at beginning of period	$5.193	$4.673	$3.740	$2.510	$2.121	$1.991	$1.895	$1.574	$2.155	$2.070
Accumulation Unit Value at end of period	$4.666	$5.193	$4.673	$3.740	$2.510	$2.121	$1.991	$1.895	$1.574	$2.155
Number of Accumulation Units outstanding at end of period (in thousands)	77	86	143	152	175	262	289	313	406	531
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$5.193	$4.673	$3.740	$2.510	$2.121	$1.991	$1.895	$1.574	$2.155	$2.070
Accumulation Unit Value at end of period	$4.666	$5.193	$4.673	$3.740	$2.510	$2.121	$1.991	$1.895	$1.574	$2.155
Number of Accumulation Units outstanding at end of period (in thousands)	77	86	143	152	175	262	289	313	406	531
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$5.104	$4.598	$3.684	$2.475	$2.093	$1.967	$1.874	$1.558	$2.135	$2.053
Accumulation Unit Value at end of period	$4.582	$5.104	$4.598	$3.684	$2.475	$2.093	$1.967	$1.874	$1.558	$2.135
Number of Accumulation Units outstanding at end of period (in thousands)	14	14	14	14	18	18	52	64	69	96

15

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$5.072	$4.571	$3.665	$2.463	$2.084	$1.960	$1.868	$1.554	$2.130	$2.049
Accumulation Unit Value at end of period	$4.551	$5.072	$4.571	$3.665	$2.463	$2.084	$1.960	$1.868	$1.554	$2.130
Number of Accumulation Units outstanding at end of period (in thousands)	190	219	259	380	572	787	1,344	1,942	2,331	3,789
With MAV70 Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$5.081	$4.581	$3.675	$2.471	$2.092	$1.968	$1.877	$1.562	$2.143	$2.062
Accumulation Unit Value at end of period	$4.557	$5.081	$4.581	$3.675	$2.471	$2.092	$1.968	$1.877	$1.562	$2.143
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$4.971	$4.487	$3.602	$2.425	$2.055	$1.935	$1.847	$1.539	$2.113	$2.035
Accumulation Unit Value at end of period	$4.454	$4.971	$4.487	$3.602	$2.425	$2.055	$1.935	$1.847	$1.539	$2.113
Number of Accumulation Units outstanding at end of period (in thousands)	73	83	120	217	370	521	720	970	1,189	864
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$4.971	$4.487	$3.602	$2.425	$2.055	$1.935	$1.847	$1.539	$2.113	$2.035
Accumulation Unit Value at end of period	$4.454	$4.971	$4.487	$3.602	$2.425	$2.055	$1.935	$1.847	$1.539	$2.113
Number of Accumulation Units outstanding at end of period (in thousands)	73	83	120	217	370	521	720	970	1,189	864
With MAV70 Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$4.938	$4.459	$3.582	$2.412	$2.045	$1.927	$1.840	$1.534	$2.107	$2.031
Accumulation Unit Value at end of period	$4.422	$4.938	$4.459	$3.582	$2.412	$2.045	$1.927	$1.840	$1.534	$2.107
Number of Accumulation Units outstanding at end of period (in thousands)	18	17	18	16	18	47	50	68	79	115
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$4.870	$4.402	$3.540	$2.386	$2.025	$1.910	$1.826	$1.523	$2.095	$2.021
Accumulation Unit Value at end of period	$4.357	$4.870	$4.402	$3.540	$2.386	$2.025	$1.910	$1.826	$1.523	$2.095
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	12	23	33	58	111	133	169	153
With MAV70 Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$4.839	$4.377	$3.521	$2.375	$2.016	$1.903	$1.820	$1.519	$2.090	$2.018
Accumulation Unit Value at end of period	$4.327	$4.839	$4.377	$3.521	$2.375	$2.016	$1.903	$1.820	$1.519	$2.090
Number of Accumulation Units outstanding at end of period (in thousands)	31	44	59	60	134	172	186	209	234	386
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$34.857	$31.539	$25.386	$17.129	$14.552	$13.740	$13.147	$10.979	$—	$—
Accumulation Unit Value at end of period	$31.153	$34.857	$31.539	$25.386	$17.129	$14.552	$13.740	$13.147	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	44	53	63	58	60	74	51	15	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$4.782	$4.329	$3.486	$2.353	$2.000	$1.890	$1.809	$1.511	$2.082	$2.011
Accumulation Unit Value at end of period	$4.271	$4.782	$4.329	$3.486	$2.353	$2.000	$1.890	$1.809	$1.511	$2.082
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	11	14	18	44	82	85	96	174
With MAV70 Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$34.366	$31.157	$25.129	$16.989	$14.462	$13.683	$13.118	$10.977	$—	$—
Accumulation Unit Value at end of period	$30.653	$34.366	$31.157	$25.129	$16.989	$14.462	$13.683	$13.118	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	2	1	—	1	—	—	—

16

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$34.123	$30.968	$25.001	$16.920	$14.418	$13.654	$13.104	$10.976	$—	$—
Accumulation Unit Value at end of period	$30.406	$34.123	$30.968	$25.001	$16.920	$14.418	$13.654	$13.104	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	1	1	1	1	1	1	—	—

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.884	$2.003	$1.987	$1.898	$1.689	$1.641	$1.437	$0.971	$1.322	$1.308
Accumulation Unit Value at end of period	$2.117	$1.884	$2.003	$1.987	$1.898	$1.689	$1.641	$1.437	$0.971	$1.322
Number of Accumulation Units outstanding at end of period (in thousands)	1,893	2,230	2,696	3,263	4,288	5,803	6,655	8,550	8,815	10,947
With MAV 70 Death Benefit
Accumulation Unit Value at beginning of period	$1.829	$1.948	$1.936	$1.854	$1.653	$1.609	$1.412	$0.956	$1.303	$1.292
Accumulation Unit Value at end of period	$2.051	$1.829	$1.948	$1.936	$1.854	$1.653	$1.609	$1.412	$0.956	$1.303
Number of Accumulation Units outstanding at end of period (in thousands)	145	188	278	434	587	731	885	1,035	866	1,203
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.829	$1.948	$1.936	$1.854	$1.653	$1.609	$1.412	$0.956	$1.303	$1.292
Accumulation Unit Value at end of period	$2.051	$1.829	$1.948	$1.936	$1.854	$1.653	$1.609	$1.412	$0.956	$1.303
Number of Accumulation Units outstanding at end of period (in thousands)	145	188	278	434	587	731	885	1,035	866	1,203
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.797	$1.917	$1.906	$1.827	$1.631	$1.589	$1.396	$0.946	$1.291	$1.282
Accumulation Unit Value at end of period	$2.013	$1.797	$1.917	$1.906	$1.827	$1.631	$1.589	$1.396	$0.946	$1.291
Number of Accumulation Units outstanding at end of period (in thousands)	120	122	195	179	218	228	319	283	124	324
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.786	$1.905	$1.896	$1.818	$1.624	$1.583	$1.391	$0.944	$1.288	$1.279
Accumulation Unit Value at end of period	$2.000	$1.786	$1.905	$1.896	$1.818	$1.624	$1.583	$1.391	$0.944	$1.288
Number of Accumulation Units outstanding at end of period (in thousands)	1,080	1,649	2,060	3,022	4,261	5,483	9,199	13,659	13,301	17,411
With MAV70 Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.883	$2.009	$2.001	$1.920	$1.715	$1.673	$1.471	$0.998	$1.363	$1.354
Accumulation Unit Value at end of period	$2.107	$1.883	$2.009	$2.001	$1.920	$1.715	$1.673	$1.471	$0.998	$1.363
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.750	$1.870	$1.864	$1.790	$1.601	$1.563	$1.376	$0.935	$1.278	$1.271
Accumulation Unit Value at end of period	$1.957	$1.750	$1.870	$1.864	$1.790	$1.601	$1.563	$1.376	$0.935	$1.278
Number of Accumulation Units outstanding at end of period (in thousands)	955	1,069	1,547	2,640	4,170	6,139	7,787	8,197	7,348	6,229
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.750	$1.870	$1.864	$1.790	$1.601	$1.563	$1.376	$0.935	$1.278	$1.271
Accumulation Unit Value at end of period	$1.957	$1.750	$1.870	$1.864	$1.790	$1.601	$1.563	$1.376	$0.935	$1.278
Number of Accumulation Units outstanding at end of period (in thousands)	955	1,069	1,547	2,640	4,170	6,139	7,787	8,197	7,348	6,229

17

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
With MAV70 Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.739	$1.859	$1.853	$1.781	$1.593	$1.557	$1.371	$0.932	$1.274	$1.268
Accumulation Unit Value at end of period	$1.943	$1.739	$1.859	$1.853	$1.781	$1.593	$1.557	$1.371	$0.932	$1.274
Number of Accumulation Units outstanding at end of period (in thousands)	45	47	48	97	194	219	168	226	283	685
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.715	$1.835	$1.832	$1.762	$1.578	$1.543	$1.360	$0.925	$1.267	$1.262
Accumulation Unit Value at end of period	$1.914	$1.715	$1.835	$1.832	$1.762	$1.578	$1.543	$1.360	$0.925	$1.267
Number of Accumulation Units outstanding at end of period (in thousands)	120	122	229	247	309	502	553	544	586	562
With MAV70 Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.704	$1.824	$1.822	$1.753	$1.571	$1.537	$1.355	$0.923	$1.264	$1.260
Accumulation Unit Value at end of period	$1.901	$1.704	$1.824	$1.822	$1.753	$1.571	$1.537	$1.355	$0.923	$1.264
Number of Accumulation Units outstanding at end of period (in thousands)	173	281	299	323	436	383	598	705	752	822
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.113	$20.472	$20.455	$19.694	$17.655	$17.282	$15.247	$10.385	$—	$—
Accumulation Unit Value at end of period	$21.313	$19.113	$20.472	$20.455	$19.694	$17.655	$17.282	$15.247	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	216	227	310	310	295	298	262	118	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.684	$1.804	$1.804	$1.738	$1.559	$1.526	$1.347	$0.918	$1.259	$1.256
Accumulation Unit Value at end of period	$1.877	$1.684	$1.804	$1.804	$1.738	$1.559	$1.526	$1.347	$0.918	$1.259
Number of Accumulation Units outstanding at end of period (in thousands)	157	162	204	321	386	508	722	704	576	657
With MAV70 Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.844	$20.224	$20.247	$19.534	$17.547	$17.209	$15.214	$10.383	$—	$—
Accumulation Unit Value at end of period	$20.971	$18.844	$20.224	$20.247	$19.534	$17.547	$17.209	$15.214	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	5	7	2	4	3	2	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.710	$20.101	$20.144	$19.454	$17.492	$17.173	$15.197	$10.382	$—	$—
Accumulation Unit Value at end of period	$20.802	$18.710	$20.101	$20.144	$19.454	$17.492	$17.173	$15.197	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	15	14	16	26	28	15	11	—	—

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.269	$1.267	$1.341	$1.122	$0.949	$1.122	$0.997	$0.760	$1.339	$1.068
Accumulation Unit Value at end of period	$1.263	$1.269	$1.267	$1.341	$1.122	$0.949	$1.122	$0.997	$0.760	$1.339
Number of Accumulation Units outstanding at end of period (in thousands)	5,885	7,127	8,590	10,523	13,899	17,955	21,760	16,014	18,440	23,389
With MAV 70 Death Benefit
Accumulation Unit Value at beginning of period	$1.232	$1.232	$1.307	$1.095	$0.929	$1.100	$0.980	$0.748	$1.320	$1.056
Accumulation Unit Value at end of period	$1.223	$1.232	$1.232	$1.307	$1.095	$0.929	$1.100	$0.980	$0.748	$1.320
Number of Accumulation Units outstanding at end of period (in thousands)	1,366	1,422	1,457	1,697	2,454	2,807	3,002	1,569	2,157	2,288

18

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.232	$1.232	$1.307	$1.095	$0.929	$1.100	$0.980	$0.748	$1.320	$1.056
Accumulation Unit Value at end of period	$1.223	$1.232	$1.232	$1.307	$1.095	$0.929	$1.100	$0.980	$0.748	$1.320
Number of Accumulation Units outstanding at end of period (in thousands)	1,366	1,422	1,457	1,697	2,454	2,807	3,002	1,569	2,157	2,288
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.211	$1.212	$1.287	$1.080	$0.916	$1.087	$0.968	$0.740	$1.308	$1.047
Accumulation Unit Value at end of period	$1.201	$1.211	$1.212	$1.287	$1.080	$0.916	$1.087	$0.968	$0.740	$1.308
Number of Accumulation Units outstanding at end of period (in thousands)	639	705	858	976	1,053	1,393	1,576	924	1,174	1,608
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.203	$1.205	$1.280	$1.075	$0.913	$1.083	$0.965	$0.738	$1.305	$1.045
Accumulation Unit Value at end of period	$1.193	$1.203	$1.205	$1.280	$1.075	$0.913	$1.083	$0.965	$0.738	$1.305
Number of Accumulation Units outstanding at end of period (in thousands)	2,744	3,401	3,782	5,051	7,493	10,853	15,362	11,500	13,310	17,837
With MAV70 Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.583	$1.587	$1.686	$1.416	$1.203	$1.428	$1.274	$0.975	$1.724	$1.382
Accumulation Unit Value at end of period	$1.569	$1.583	$1.587	$1.686	$1.416	$1.203	$1.428	$1.274	$0.975	$1.724
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.179	$1.183	$1.258	$1.058	$0.900	$1.069	$0.955	$0.731	$1.294	$1.038
Accumulation Unit Value at end of period	$1.167	$1.179	$1.183	$1.258	$1.058	$0.900	$1.069	$0.955	$0.731	$1.294
Number of Accumulation Units outstanding at end of period (in thousands)	3,675	4,774	6,395	9,832	14,974	22,146	27,688	22,738	24,104	25,122
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.179	$1.183	$1.258	$1.058	$0.900	$1.069	$0.955	$0.731	$1.294	$1.038
Accumulation Unit Value at end of period	$1.167	$1.179	$1.183	$1.258	$1.058	$0.900	$1.069	$0.955	$0.731	$1.294
Number of Accumulation Units outstanding at end of period (in thousands)	3,675	4,774	6,395	9,832	14,974	22,146	27,688	22,738	24,104	25,122
With MAV70 Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.171	$1.176	$1.251	$1.052	$0.895	$1.065	$0.951	$0.729	$1.291	$1.036
Accumulation Unit Value at end of period	$1.159	$1.171	$1.176	$1.251	$1.052	$0.895	$1.065	$0.951	$0.729	$1.291
Number of Accumulation Units outstanding at end of period (in thousands)	93	116	153	299	334	381	567	317	361	545
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.155	$1.160	$1.236	$1.041	$0.887	$1.055	$0.944	$0.724	$1.283	$1.031
Accumulation Unit Value at end of period	$1.142	$1.155	$1.160	$1.236	$1.041	$0.887	$1.055	$0.944	$0.724	$1.283
Number of Accumulation Units outstanding at end of period (in thousands)	421	469	556	649	837	1,349	1,854	1,333	940	1,378
With MAV70 Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.148	$1.154	$1.230	$1.036	$0.883	$1.051	$0.941	$0.722	$1.280	$1.029
Accumulation Unit Value at end of period	$1.134	$1.148	$1.154	$1.230	$1.036	$0.883	$1.051	$0.941	$0.722	$1.280
Number of Accumulation Units outstanding at end of period (in thousands)	368	433	523	614	734	824	1,030	565	702	707
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.950	$17.045	$18.177	$15.321	$13.063	$15.562	$13.930	$10.696	$—	$—
Accumulation Unit Value at end of period	$16.737	$16.950	$17.045	$18.177	$15.321	$13.063	$15.562	$13.930	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	337	412	466	491	561	642	578	109	—	—

19

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.546	$1.555	$1.660	$1.400	$1.194	$1.423	$1.274	$0.979	$1.738	$1.399
Accumulation Unit Value at end of period	$1.526	$1.546	$1.555	$1.660	$1.400	$1.194	$1.423	$1.274	$0.979	$1.738
Number of Accumulation Units outstanding at end of period (in thousands)	991	1,053	1,168	1,585	2,011	2,706	3,069	2,353	2,486	2,740
With MAV70 Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.711	$16.839	$17.993	$15.196	$12.982	$15.497	$13.899	$10.694	$—	$—
Accumulation Unit Value at end of period	$16.468	$16.711	$16.839	$17.993	$15.196	$12.982	$15.497	$13.899	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	13	10	9	5	6	4	1	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.593	$16.736	$17.901	$15.134	$12.942	$15.464	$13.884	$10.693	$—	$—
Accumulation Unit Value at end of period	$16.335	$16.593	$16.736	$17.901	$15.134	$12.942	$15.464	$13.884	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	19	22	41	48	50	39	15	—	—

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford MidCap Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.646	$2.724	$2.561	$1.934	$1.574	$1.751	$1.429	$1.008	$1.715	$1.708
Accumulation Unit Value at end of period	$2.935	$2.646	$2.724	$2.561	$1.934	$1.574	$1.751	$1.429	$1.008	$1.715
Number of Accumulation Units outstanding at end of period (in thousands)	6,092	7,058	8,287	9,735	12,218	15,445	18,682	20,907	27,406	35,613
With MAV 70 Death Benefit
Accumulation Unit Value at beginning of period	$2.569	$2.650	$2.497	$1.889	$1.541	$1.718	$1.404	$0.993	$1.692	$1.689
Accumulation Unit Value at end of period	$2.845	$2.569	$2.650	$2.497	$1.889	$1.541	$1.718	$1.404	$0.993	$1.692
Number of Accumulation Units outstanding at end of period (in thousands)	1,326	1,429	1,720	1,828	2,112	2,638	3,027	3,446	4,488	6,943
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.569	$2.650	$2.497	$1.889	$1.541	$1.718	$1.404	$0.993	$1.692	$1.689
Accumulation Unit Value at end of period	$2.845	$2.569	$2.650	$2.497	$1.889	$1.541	$1.718	$1.404	$0.993	$1.692
Number of Accumulation Units outstanding at end of period (in thousands)	1,326	1,429	1,720	1,828	2,112	2,638	3,027	3,446	4,488	6,943
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.529	$2.612	$2.463	$1.865	$1.523	$1.699	$1.391	$0.984	$1.679	$1.677
Accumulation Unit Value at end of period	$2.798	$2.529	$2.612	$2.463	$1.865	$1.523	$1.699	$1.391	$0.984	$1.679
Number of Accumulation Units outstanding at end of period (in thousands)	1,466	1,711	2,013	2,518	3,610	4,583	5,943	7,676	9,772	15,983
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$2.513	$2.597	$2.450	$1.857	$1.517	$1.693	$1.386	$0.981	$1.675	$1.674
Accumulation Unit Value at end of period	$2.779	$2.513	$2.597	$2.450	$1.857	$1.517	$1.693	$1.386	$0.981	$1.675
Number of Accumulation Units outstanding at end of period (in thousands)	3,838	4,306	5,009	6,401	7,952	10,803	14,739	18,824	24,444	39,745
With MAV70 Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.514	$2.599	$2.453	$1.860	$1.520	$1.698	$1.391	$0.985	$1.683	$1.682
Accumulation Unit Value at end of period	$2.778	$2.514	$2.599	$2.453	$1.860	$1.520	$1.698	$1.391	$0.985	$1.683
Number of Accumulation Units outstanding at end of period (in thousands)	10	—	11	11	8	—	7	—	—	—

20

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.463	$2.549	$2.409	$1.828	$1.495	$1.672	$1.371	$0.972	$1.662	$1.663
Accumulation Unit Value at end of period	$2.719	$2.463	$2.549	$2.409	$1.828	$1.495	$1.672	$1.371	$0.972	$1.662
Number of Accumulation Units outstanding at end of period (in thousands)	1,881	2,450	3,184	4,412	6,955	9,105	11,426	11,967	13,828	11,977
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.463	$2.549	$2.409	$1.828	$1.495	$1.672	$1.371	$0.972	$1.662	$1.663
Accumulation Unit Value at end of period	$2.719	$2.463	$2.549	$2.409	$1.828	$1.495	$1.672	$1.371	$0.972	$1.662
Number of Accumulation Units outstanding at end of period (in thousands)	1,881	2,450	3,184	4,412	6,955	9,105	11,426	11,967	13,828	11,977
With MAV70 Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$2.447	$2.533	$2.395	$1.818	$1.488	$1.665	$1.366	$0.969	$1.657	$1.660
Accumulation Unit Value at end of period	$2.700	$2.447	$2.533	$2.395	$1.818	$1.488	$1.665	$1.366	$0.969	$1.657
Number of Accumulation Units outstanding at end of period (in thousands)	176	195	220	299	381	523	713	1,118	1,393	1,935
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$2.413	$2.501	$2.367	$1.799	$1.474	$1.650	$1.355	$0.962	$1.648	$1.652
Accumulation Unit Value at end of period	$2.660	$2.413	$2.501	$2.367	$1.799	$1.474	$1.650	$1.355	$0.962	$1.648
Number of Accumulation Units outstanding at end of period (in thousands)	306	381	453	617	853	1,114	1,451	1,651	2,247	2,389
With MAV70 Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.398	$2.486	$2.354	$1.790	$1.467	$1.644	$1.351	$0.959	$1.644	$1.649
Accumulation Unit Value at end of period	$2.642	$2.398	$2.486	$2.354	$1.790	$1.467	$1.644	$1.351	$0.959	$1.644
Number of Accumulation Units outstanding at end of period (in thousands)	2,198	2,266	2,411	2,480	2,140	2,345	2,320	1,814	1,867	2,114
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.384	$2.473	$2.342	$1.782	$1.462	$1.638	$1.346	$0.957	$—	$—
Accumulation Unit Value at end of period	$2.625	$2.384	$2.473	$2.342	$1.782	$1.462	$1.638	$1.346	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4,048	4,376	4,833	4,792	3,754	3,966	3,847	1,712	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.369	$2.459	$2.331	$1.774	$1.456	$1.632	$1.342	$0.955	$1.637	$1.644
Accumulation Unit Value at end of period	$2.608	$2.369	$2.459	$2.331	$1.774	$1.456	$1.632	$1.342	$0.955	$1.637
Number of Accumulation Units outstanding at end of period (in thousands)	59	109	154	169	185	340	348	339	347	637
With MAV70 Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.033	$28.096	$26.670	$20.330	$16.707	$18.762	$15.454	$11.006	$—	$—
Accumulation Unit Value at end of period	$29.706	$27.033	$28.096	$26.670	$20.330	$16.707	$18.762	$15.454	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	25	27	29	31	27	27	24	7	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.842	$27.926	$26.534	$20.247	$16.656	$18.723	$15.437	$11.005	$—	$—
Accumulation Unit Value at end of period	$29.467	$26.842	$27.926	$26.534	$20.247	$16.656	$18.723	$15.437	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	13	13	10	10	7	4	2	—	—

21

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Small Company HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.380	$1.529	$1.452	$1.023	$0.900	$0.948	$0.776	$0.611	$1.045	$0.931
Accumulation Unit Value at end of period	$1.384	$1.380	$1.529	$1.452	$1.023	$0.900	$0.948	$0.776	$0.611	$1.045
Number of Accumulation Units outstanding at end of period (in thousands)	2,911	3,227	3,574	4,186	5,612	6,996	9,182	11,498	15,074	19,383
With MAV 70 Death Benefit
Accumulation Unit Value at beginning of period	$1.339	$1.487	$1.415	$0.999	$0.881	$0.929	$0.763	$0.601	$1.031	$0.920
Accumulation Unit Value at end of period	$1.341	$1.339	$1.487	$1.415	$0.999	$0.881	$0.929	$0.763	$0.601	$1.031
Number of Accumulation Units outstanding at end of period (in thousands)	136	144	159	211	348	419	495	840	976	1,225
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.339	$1.487	$1.415	$0.999	$0.881	$0.929	$0.763	$0.601	$1.031	$0.920
Accumulation Unit Value at end of period	$1.341	$1.339	$1.487	$1.415	$0.999	$0.881	$0.929	$0.763	$0.601	$1.031
Number of Accumulation Units outstanding at end of period (in thousands)	136	144	159	211	348	419	495	840	976	1,225
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.316	$1.463	$1.393	$0.985	$0.869	$0.917	$0.754	$0.595	$1.021	$0.912
Accumulation Unit Value at end of period	$1.316	$1.316	$1.463	$1.393	$0.985	$0.869	$0.917	$0.754	$0.595	$1.021
Number of Accumulation Units outstanding at end of period (in thousands)	24	28	38	34	136	140	143	178	150	270
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.308	$1.454	$1.386	$0.980	$0.865	$0.914	$0.751	$0.593	$1.019	$0.910
Accumulation Unit Value at end of period	$1.307	$1.308	$1.454	$1.386	$0.980	$0.865	$0.914	$0.751	$0.593	$1.019
Number of Accumulation Units outstanding at end of period (in thousands)	485	613	782	1,225	1,700	2,654	4,086	7,070	9,083	13,797
With MAV70 Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.490	$2.770	$2.641	$1.869	$1.650	$1.744	$1.435	$1.133	$1.947	$1.741
Accumulation Unit Value at end of period	$2.488	$2.490	$2.770	$2.641	$1.869	$1.650	$1.744	$1.435	$1.133	$1.947
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.282	$1.427	$1.362	$0.965	$0.853	$0.902	$0.743	$0.587	$1.010	$0.904
Accumulation Unit Value at end of period	$1.279	$1.282	$1.427	$1.362	$0.965	$0.853	$0.902	$0.743	$0.587	$1.010
Number of Accumulation Units outstanding at end of period (in thousands)	442	513	693	1,231	2,182	3,054	4,261	7,916	8,238	7,622
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.282	$1.427	$1.362	$0.965	$0.853	$0.902	$0.743	$0.587	$1.010	$0.904
Accumulation Unit Value at end of period	$1.279	$1.282	$1.427	$1.362	$0.965	$0.853	$0.902	$0.743	$0.587	$1.010
Number of Accumulation Units outstanding at end of period (in thousands)	442	513	693	1,231	2,182	3,054	4,261	7,916	8,238	7,622
With MAV70 Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.273	$1.419	$1.354	$0.960	$0.849	$0.899	$0.740	$0.585	$1.008	$0.902
Accumulation Unit Value at end of period	$1.270	$1.273	$1.419	$1.354	$0.960	$0.849	$0.899	$0.740	$0.585	$1.008
Number of Accumulation Units outstanding at end of period (in thousands)	—	4	33	50	64	144	150	288	295	524
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.255	$1.400	$1.339	$0.949	$0.841	$0.891	$0.735	$0.581	$1.002	$0.898
Accumulation Unit Value at end of period	$1.252	$1.255	$1.400	$1.339	$0.949	$0.841	$0.891	$0.735	$0.581	$1.002
Number of Accumulation Units outstanding at end of period (in thousands)	35	71	94	153	250	464	448	520	736	583

22

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
With MAV70 Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.248	$1.392	$1.331	$0.945	$0.837	$0.887	$0.732	$0.580	$1.000	$0.896
Accumulation Unit Value at end of period	$1.243	$1.248	$1.392	$1.331	$0.945	$0.837	$0.887	$0.732	$0.580	$1.000
Number of Accumulation Units outstanding at end of period (in thousands)	133	158	225	262	314	356	439	485	527	1,010
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.418	$25.032	$23.949	$17.004	$15.069	$15.984	$13.195	$10.455	$—	$—
Accumulation Unit Value at end of period	$22.326	$22.418	$25.032	$23.949	$17.004	$15.069	$15.984	$13.195	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	35	54	93	113	110	137	174	25	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.928	$2.154	$2.062	$1.465	$1.299	$1.378	$1.138	$0.903	$1.557	$1.398
Accumulation Unit Value at end of period	$1.920	$1.928	$2.154	$2.062	$1.465	$1.299	$1.378	$1.138	$0.903	$1.557
Number of Accumulation Units outstanding at end of period (in thousands)	19	31	30	40	75	180	200	320	484	539
With MAV70 Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.102	$24.729	$23.706	$16.866	$14.976	$15.918	$13.166	$10.453	$—	$—
Accumulation Unit Value at end of period	$21.968	$22.102	$24.729	$23.706	$16.866	$14.976	$15.918	$13.166	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	1	2	2	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.946	$24.579	$23.585	$16.797	$14.930	$15.884	$13.151	$10.452	$—	$—
Accumulation Unit Value at end of period	$21.791	$21.946	$24.579	$23.585	$16.797	$14.930	$15.884	$13.151	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	17	17	16	16	2	—	—

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Small/Mid Cap Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.439	$16.484	$15.928	$11.789	$10.348	$10.645	$8.604	$5.918	$10.578	$—
Accumulation Unit Value at end of period	$17.703	$15.439	$16.484	$15.928	$11.789	$10.348	$10.645	$8.604	$5.918	$—
Number of Accumulation Units outstanding at end of period (in thousands)	99	106	158	209	259	360	437	335	174	—
With MAV 70 Death Benefit
Accumulation Unit Value at beginning of period	$15.202	$16.263	$15.746	$11.677	$10.271	$10.586	$8.574	$5.909	$10.576	$—
Accumulation Unit Value at end of period	$17.396	$15.202	$16.263	$15.746	$11.677	$10.271	$10.586	$8.574	$5.909	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	24	32	43	49	66	66	56	10	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.202	$16.263	$15.746	$11.677	$10.271	$10.586	$8.574	$5.909	$10.576	$—
Accumulation Unit Value at end of period	$17.396	$15.202	$16.263	$15.746	$11.677	$10.271	$10.586	$8.574	$5.909	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	24	32	43	49	66	66	56	10	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.084	$16.153	$15.655	$11.622	$10.232	$10.557	$8.559	$5.905	$10.575	$—
Accumulation Unit Value at end of period	$17.244	$15.084	$16.153	$15.655	$11.622	$10.232	$10.557	$8.559	$5.905	$—
Number of Accumulation Units outstanding at end of period (in thousands)	33	39	50	74	109	123	144	139	89	—

23

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.026	$16.099	$15.610	$11.594	$10.213	$10.543	$8.551	$5.902	$10.575	$—
Accumulation Unit Value at end of period	$17.169	$15.026	$16.099	$15.610	$11.594	$10.213	$10.543	$8.551	$5.902	$—
Number of Accumulation Units outstanding at end of period (in thousands)	63	60	104	160	210	291	343	364	186	—
With MAV70 Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.968	$16.045	$15.566	$11.567	$10.194	$10.528	$8.544	$5.900	$10.574	$—
Accumulation Unit Value at end of period	$17.094	$14.968	$16.045	$15.566	$11.567	$10.194	$10.528	$8.544	$5.900	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.852	$15.937	$15.476	$11.512	$10.156	$10.499	$8.529	$5.896	$10.573	$—
Accumulation Unit Value at end of period	$16.945	$14.852	$15.937	$15.476	$11.512	$10.156	$10.499	$8.529	$5.896	$—
Number of Accumulation Units outstanding at end of period (in thousands)	65	69	99	188	309	406	690	470	213	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.852	$15.937	$15.476	$11.512	$10.156	$10.499	$8.529	$5.896	$10.573	$—
Accumulation Unit Value at end of period	$16.945	$14.852	$15.937	$15.476	$11.512	$10.156	$10.499	$8.529	$5.896	$—
Number of Accumulation Units outstanding at end of period (in thousands)	65	69	99	188	309	406	690	470	213	—
With MAV70 Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.795	$15.883	$15.432	$11.485	$10.137	$10.485	$8.521	$5.893	$10.573	$—
Accumulation Unit Value at end of period	$16.871	$14.795	$15.883	$15.432	$11.485	$10.137	$10.485	$8.521	$5.893	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	1	2	3	3	8	16	8	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.681	$15.776	$15.343	$11.430	$10.099	$10.456	$8.506	$5.889	$10.572	$—
Accumulation Unit Value at end of period	$16.724	$14.681	$15.776	$15.343	$11.430	$10.099	$10.456	$8.506	$5.889	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	9	10	12	22	39	35	42	—	—
With MAV70 Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.624	$15.723	$15.299	$11.403	$10.080	$10.442	$8.499	$5.887	$10.572	$—
Accumulation Unit Value at end of period	$16.651	$14.624	$15.723	$15.299	$11.403	$10.080	$10.442	$8.499	$5.887	$—
Number of Accumulation Units outstanding at end of period (in thousands)	191	236	274	142	113	118	84	21	1	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.567	$15.670	$15.255	$11.376	$10.061	$10.427	$8.491	$5.885	$—	$—
Accumulation Unit Value at end of period	$16.578	$14.567	$15.670	$15.255	$11.376	$10.061	$10.427	$8.491	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	137	150	172	173	152	185	168	65	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.511	$15.617	$15.211	$11.349	$10.042	$10.413	$8.484	$5.882	$10.571	$—
Accumulation Unit Value at end of period	$16.505	$14.511	$15.617	$15.211	$11.349	$10.042	$10.413	$8.484	$5.882	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	5	11	14	18	9	9	—
With MAV70 Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.161	$27.120	$26.455	$19.767	$17.518	$18.191	$14.844	$10.307	$—	$—
Accumulation Unit Value at end of period	$28.577	$25.161	$27.120	$26.455	$19.767	$17.518	$18.191	$14.844	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	5	4	5	5	1	—	—

24

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.983	$26.955	$26.321	$19.686	$17.463	$18.153	$14.828	$10.306	$—	$—
Accumulation Unit Value at end of period	$28.347	$24.983	$26.955	$26.321	$19.686	$17.463	$18.153	$14.828	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	2	2	3	1	3	4	—	—	—

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford SmallCap Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.483	$2.539	$2.440	$1.714	$1.485	$1.489	$1.109	$0.833	$1.354	$1.403
Accumulation Unit Value at end of period	$2.743	$2.483	$2.539	$2.440	$1.714	$1.485	$1.489	$1.109	$0.833	$1.354
Number of Accumulation Units outstanding at end of period (in thousands)	2,121	2,539	3,312	4,167	5,014	6,554	7,635	9,122	10,662	13,621
With MAV 70 Death Benefit
Accumulation Unit Value at beginning of period	$2.416	$2.476	$2.384	$1.677	$1.456	$1.463	$1.092	$0.822	$1.339	$1.390
Accumulation Unit Value at end of period	$2.663	$2.416	$2.476	$2.384	$1.677	$1.456	$1.463	$1.092	$0.822	$1.339
Number of Accumulation Units outstanding at end of period (in thousands)	230	282	326	430	648	751	970	1,226	1,542	1,779
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.416	$2.476	$2.384	$1.677	$1.456	$1.463	$1.092	$0.822	$1.339	$1.390
Accumulation Unit Value at end of period	$2.663	$2.416	$2.476	$2.384	$1.677	$1.456	$1.463	$1.092	$0.822	$1.339
Number of Accumulation Units outstanding at end of period (in thousands)	230	282	326	430	648	751	970	1,226	1,542	1,779
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.382	$2.443	$2.355	$1.659	$1.441	$1.450	$1.083	$0.816	$1.331	$1.383
Accumulation Unit Value at end of period	$2.623	$2.382	$2.443	$2.355	$1.659	$1.441	$1.450	$1.083	$0.816	$1.331
Number of Accumulation Units outstanding at end of period (in thousands)	1,084	1,235	1,431	1,846	2,569	3,522	4,468	5,539	7,072	10,912
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$2.367	$2.429	$2.343	$1.651	$1.435	$1.444	$1.080	$0.814	$1.328	$1.381
Accumulation Unit Value at end of period	$2.605	$2.367	$2.429	$2.343	$1.651	$1.435	$1.444	$1.080	$0.814	$1.328
Number of Accumulation Units outstanding at end of period (in thousands)	1,818	2,234	2,570	3,383	4,365	5,774	7,506	9,704	11,433	17,330
With MAV70 Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.355	$2.418	$2.333	$1.645	$1.431	$1.441	$1.077	$0.813	$1.326	$1.380
Accumulation Unit Value at end of period	$2.591	$2.355	$2.418	$2.333	$1.645	$1.431	$1.441	$1.077	$0.813	$1.326
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.320	$2.384	$2.303	$1.625	$1.415	$1.426	$1.068	$0.806	$1.317	$1.371
Accumulation Unit Value at end of period	$2.550	$2.320	$2.384	$2.303	$1.625	$1.415	$1.426	$1.068	$0.806	$1.317
Number of Accumulation Units outstanding at end of period (in thousands)	1,432	1,740	2,432	3,610	5,972	8,475	9,534	12,226	13,619	14,063
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.320	$2.384	$2.303	$1.625	$1.415	$1.426	$1.068	$0.806	$1.317	$1.371
Accumulation Unit Value at end of period	$2.550	$2.320	$2.384	$2.303	$1.625	$1.415	$1.426	$1.068	$0.806	$1.317
Number of Accumulation Units outstanding at end of period (in thousands)	1,432	1,740	2,432	3,610	5,972	8,475	9,534	12,226	13,619	14,063

25

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
With MAV70 Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$2.304	$2.370	$2.290	$1.617	$1.408	$1.420	$1.064	$0.804	$1.313	$1.368
Accumulation Unit Value at end of period	$2.531	$2.304	$2.370	$2.290	$1.617	$1.408	$1.420	$1.064	$0.804	$1.313
Number of Accumulation Units outstanding at end of period (in thousands)	28	62	56	68	81	98	156	335	392	569
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$2.273	$2.339	$2.263	$1.599	$1.395	$1.408	$1.055	$0.798	$1.306	$1.362
Accumulation Unit Value at end of period	$2.494	$2.273	$2.339	$2.263	$1.599	$1.395	$1.408	$1.055	$0.798	$1.306
Number of Accumulation Units outstanding at end of period (in thousands)	218	236	281	320	394	515	746	846	986	1,083
With MAV70 Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.258	$2.326	$2.251	$1.592	$1.389	$1.402	$1.052	$0.796	$1.303	$1.359
Accumulation Unit Value at end of period	$2.477	$2.258	$2.326	$2.251	$1.592	$1.389	$1.402	$1.052	$0.796	$1.303
Number of Accumulation Units outstanding at end of period (in thousands)	2,150	2,397	2,646	3,105	3,002	3,286	2,299	1,088	719	940
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.245	$2.313	$2.240	$1.584	$1.383	$1.397	$1.049	$0.794	$—	$—
Accumulation Unit Value at end of period	$2.461	$2.245	$2.313	$2.240	$1.584	$1.383	$1.397	$1.049	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2,282	2,527	2,804	3,068	3,437	3,877	3,668	2,940	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.231	$2.300	$2.229	$1.577	$1.378	$1.393	$1.046	$0.792	$1.297	$1.355
Accumulation Unit Value at end of period	$2.445	$2.231	$2.300	$2.229	$1.577	$1.378	$1.393	$1.046	$0.792	$1.297
Number of Accumulation Units outstanding at end of period (in thousands)	235	276	324	435	597	877	1,209	1,471	1,532	1,760
With MAV70 Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.677	$30.641	$29.728	$21.073	$18.432	$18.661	$14.033	$10.643	$—	$—
Accumulation Unit Value at end of period	$32.472	$29.677	$30.641	$29.728	$21.073	$18.432	$18.661	$14.033	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	7	8	4	4	4	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.468	$30.455	$29.577	$20.987	$18.375	$18.622	$14.018	$10.642	$—	$—
Accumulation Unit Value at end of period	$32.211	$29.468	$30.455	$29.577	$20.987	$18.375	$18.622	$14.018	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	8	13	12	13	8	3	—	—

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Stock HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.380	$1.366	$1.249	$0.960	$0.854	$0.878	$0.778	$0.559	$1.000	$0.960
Accumulation Unit Value at end of period	$1.457	$1.380	$1.366	$1.249	$0.960	$0.854	$0.878	$0.778	$0.559	$1.000
Number of Accumulation Units outstanding at end of period (in thousands)	5,936	7,351	8,954	11,633	15,866	21,370	28,253	36,076	45,492	58,124
With MAV 70 Death Benefit
Accumulation Unit Value at beginning of period	$1.339	$1.329	$1.217	$0.938	$0.835	$0.861	$0.764	$0.550	$0.986	$0.949
Accumulation Unit Value at end of period	$1.412	$1.339	$1.329	$1.217	$0.938	$0.835	$0.861	$0.764	$0.550	$0.986
Number of Accumulation Units outstanding at end of period (in thousands)	1,660	1,763	1,965	2,292	3,161	3,568	4,188	5,259	6,621	8,180

26

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.339	$1.329	$1.217	$0.938	$0.835	$0.861	$0.764	$0.550	$0.986	$0.949
Accumulation Unit Value at end of period	$1.412	$1.339	$1.329	$1.217	$0.938	$0.835	$0.861	$0.764	$0.550	$0.986
Number of Accumulation Units outstanding at end of period (in thousands)	1,660	1,763	1,965	2,292	3,161	3,568	4,188	5,259	6,621	8,180
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.316	$1.307	$1.198	$0.924	$0.824	$0.850	$0.756	$0.545	$0.977	$0.941
Accumulation Unit Value at end of period	$1.386	$1.316	$1.307	$1.198	$0.924	$0.824	$0.850	$0.756	$0.545	$0.977
Number of Accumulation Units outstanding at end of period (in thousands)	400	460	541	623	668	1,085	1,286	1,469	1,805	2,400
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.308	$1.300	$1.192	$0.920	$0.821	$0.847	$0.753	$0.543	$0.975	$0.940
Accumulation Unit Value at end of period	$1.376	$1.308	$1.300	$1.192	$0.920	$0.821	$0.847	$0.753	$0.543	$0.975
Number of Accumulation Units outstanding at end of period (in thousands)	2,272	2,792	3,358	4,809	6,603	9,760	13,760	20,142	24,867	36,304
With MAV70 Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.519	$1.509	$1.385	$1.069	$0.955	$0.986	$0.877	$0.633	$1.136	$1.096
Accumulation Unit Value at end of period	$1.597	$1.519	$1.509	$1.385	$1.069	$0.955	$0.986	$0.877	$0.633	$1.136
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.282	$1.276	$1.171	$0.905	$0.809	$0.836	$0.745	$0.538	$0.967	$0.933
Accumulation Unit Value at end of period	$1.347	$1.282	$1.276	$1.171	$0.905	$0.809	$0.836	$0.745	$0.538	$0.967
Number of Accumulation Units outstanding at end of period (in thousands)	2,666	3,355	4,922	7,023	11,287	16,973	22,453	29,466	33,966	34,667
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.282	$1.276	$1.171	$0.905	$0.809	$0.836	$0.745	$0.538	$0.967	$0.933
Accumulation Unit Value at end of period	$1.347	$1.282	$1.276	$1.171	$0.905	$0.809	$0.836	$0.745	$0.538	$0.967
Number of Accumulation Units outstanding at end of period (in thousands)	2,666	3,355	4,922	7,023	11,287	16,973	22,453	29,466	33,966	34,667
With MAV70 Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.273	$1.268	$1.165	$0.901	$0.805	$0.833	$0.742	$0.536	$0.964	$0.931
Accumulation Unit Value at end of period	$1.337	$1.273	$1.268	$1.165	$0.901	$0.805	$0.833	$0.742	$0.536	$0.964
Number of Accumulation Units outstanding at end of period (in thousands)	106	109	111	222	261	356	457	600	809	1,308
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.256	$1.252	$1.151	$0.891	$0.798	$0.826	$0.736	$0.533	$0.959	$0.927
Accumulation Unit Value at end of period	$1.318	$1.256	$1.252	$1.151	$0.891	$0.798	$0.826	$0.736	$0.533	$0.959
Number of Accumulation Units outstanding at end of period (in thousands)	331	341	383	445	660	835	1,447	1,682	1,876	2,357
With MAV70 Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.248	$1.244	$1.145	$0.887	$0.794	$0.822	$0.734	$0.531	$0.956	$0.925
Accumulation Unit Value at end of period	$1.309	$1.248	$1.244	$1.145	$0.887	$0.794	$0.822	$0.734	$0.531	$0.956
Number of Accumulation Units outstanding at end of period (in thousands)	351	395	457	522	730	858	985	1,204	1,277	1,140
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.196	$24.135	$22.220	$17.217	$15.426	$15.983	$14.268	$10.331	$—	$—
Accumulation Unit Value at end of period	$25.360	$24.196	$24.135	$22.220	$17.217	$15.426	$15.983	$14.268	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	174	198	224	242	283	320	239	97	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)

27

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Accumulation Unit Value at beginning of period	$1.324	$1.321	$1.217	$0.944	$0.846	$0.877	$0.783	$0.567	$1.023	$0.990
Accumulation Unit Value at end of period	$1.387	$1.324	$1.321	$1.217	$0.944	$0.846	$0.877	$0.783	$0.567	$1.023
Number of Accumulation Units outstanding at end of period (in thousands)	1,102	1,270	1,399	1,753	2,135	2,958	3,601	4,113	4,409	5,249
With MAV70 Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.855	$23.843	$21.994	$17.077	$15.330	$15.917	$14.237	$10.329	$—	$—
Accumulation Unit Value at end of period	$24.953	$23.855	$23.843	$21.994	$17.077	$15.330	$15.917	$14.237	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	7	7	3	4	4	3	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.687	$23.698	$21.883	$17.007	$15.283	$15.883	$14.221	$10.328	$—	$—
Accumulation Unit Value at end of period	$24.751	$23.687	$23.698	$21.883	$17.007	$15.283	$15.883	$14.221	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	11	12	15	15	16	12	3	—	—

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.752	$1.792	$1.721	$1.775	$1.679	$1.596	$1.510	$1.335	$1.470	$1.429
Accumulation Unit Value at end of period	$1.800	$1.752	$1.792	$1.721	$1.775	$1.679	$1.596	$1.510	$1.335	$1.470
Number of Accumulation Units outstanding at end of period (in thousands)	6,207	7,635	8,811	11,115	14,850	17,892	22,987	27,657	32,136	40,654
With MAV 70 Death Benefit
Accumulation Unit Value at beginning of period	$1.700	$1.743	$1.677	$1.733	$1.643	$1.565	$1.483	$1.314	$1.450	$1.412
Accumulation Unit Value at end of period	$1.743	$1.700	$1.743	$1.677	$1.733	$1.643	$1.565	$1.483	$1.314	$1.450
Number of Accumulation Units outstanding at end of period (in thousands)	785	886	1,027	1,304	1,708	1,834	2,290	2,788	2,884	3,885
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.700	$1.743	$1.677	$1.733	$1.643	$1.565	$1.483	$1.314	$1.450	$1.412
Accumulation Unit Value at end of period	$1.743	$1.700	$1.743	$1.677	$1.733	$1.643	$1.565	$1.483	$1.314	$1.450
Number of Accumulation Units outstanding at end of period (in thousands)	785	886	1,027	1,304	1,708	1,834	2,290	2,788	2,884	3,885
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.671	$1.715	$1.651	$1.708	$1.621	$1.545	$1.467	$1.301	$1.437	$1.400
Accumulation Unit Value at end of period	$1.711	$1.671	$1.715	$1.651	$1.708	$1.621	$1.545	$1.467	$1.301	$1.437
Number of Accumulation Units outstanding at end of period (in thousands)	323	363	579	906	1,313	1,577	1,369	1,358	971	1,267
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.661	$1.705	$1.642	$1.700	$1.614	$1.540	$1.462	$1.297	$1.433	$1.398
Accumulation Unit Value at end of period	$1.700	$1.661	$1.705	$1.642	$1.700	$1.614	$1.540	$1.462	$1.297	$1.433
Number of Accumulation Units outstanding at end of period (in thousands)	3,172	3,937	5,318	7,513	11,443	15,771	20,841	27,037	29,230	38,626
With MAV70 Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.672	$1.717	$1.655	$1.714	$1.628	$1.554	$1.476	$1.310	$1.449	$1.413
Accumulation Unit Value at end of period	$1.710	$1.672	$1.717	$1.655	$1.714	$1.628	$1.554	$1.476	$1.310	$1.449
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.628	$1.673	$1.614	$1.674	$1.591	$1.520	$1.445	$1.285	$1.422	$1.388
Accumulation Unit Value at end of period	$1.663	$1.628	$1.673	$1.614	$1.674	$1.591	$1.520	$1.445	$1.285	$1.422

28

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Number of Accumulation Units outstanding at end of period (in thousands)	4,195	5,166	6,873	9,657	16,750	20,516	26,365	29,843	30,497	30,848
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.628	$1.673	$1.614	$1.674	$1.591	$1.520	$1.445	$1.285	$1.422	$1.388
Accumulation Unit Value at end of period	$1.663	$1.628	$1.673	$1.614	$1.674	$1.591	$1.520	$1.445	$1.285	$1.422
Number of Accumulation Units outstanding at end of period (in thousands)	4,195	5,166	6,873	9,657	16,750	20,516	26,365	29,843	30,497	30,848
With MAV70 Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.617	$1.663	$1.605	$1.665	$1.584	$1.514	$1.440	$1.281	$1.418	$1.385
Accumulation Unit Value at end of period	$1.651	$1.617	$1.663	$1.605	$1.665	$1.584	$1.514	$1.440	$1.281	$1.418
Number of Accumulation Units outstanding at end of period (in thousands)	80	89	136	199	501	463	535	760	813	1,211
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.594	$1.642	$1.586	$1.647	$1.568	$1.501	$1.429	$1.272	$1.410	$1.379
Accumulation Unit Value at end of period	$1.627	$1.594	$1.642	$1.586	$1.647	$1.568	$1.501	$1.429	$1.272	$1.410
Number of Accumulation Units outstanding at end of period (in thousands)	468	487	578	694	884	1,455	1,942	2,707	2,729	2,165
With MAV70 Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.584	$1.632	$1.578	$1.639	$1.561	$1.495	$1.424	$1.268	$1.406	$1.376
Accumulation Unit Value at end of period	$1.616	$1.584	$1.632	$1.578	$1.639	$1.561	$1.495	$1.424	$1.268	$1.406
Number of Accumulation Units outstanding at end of period (in thousands)	245	371	393	572	704	731	964	1,137	1,166	1,422
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.767	$13.158	$12.727	$13.229	$12.607	$12.076	$11.510	$10.256	$—	$—
Accumulation Unit Value at end of period	$13.016	$12.767	$13.158	$12.727	$13.229	$12.607	$12.076	$11.510	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	593	699	734	829	1,066	1,071	873	351	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.395	$1.438	$1.392	$1.447	$1.380	$1.323	$1.261	$1.124	$1.248	$1.222
Accumulation Unit Value at end of period	$1.421	$1.395	$1.438	$1.392	$1.447	$1.380	$1.323	$1.261	$1.124	$1.248
Number of Accumulation Units outstanding at end of period (in thousands)	939	1,183	1,482	1,838	2,569	3,045	3,555	3,751	3,866	4,025
With MAV70 Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.587	$12.998	$12.598	$13.121	$12.529	$12.025	$11.485	$10.254	$—	$—
Accumulation Unit Value at end of period	$12.807	$12.587	$12.998	$12.598	$13.121	$12.529	$12.025	$11.485	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	6	4	7	6	4	2	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.498	$12.919	$12.534	$13.068	$12.491	$12.000	$11.472	$10.253	$—	$—
Accumulation Unit Value at end of period	$12.703	$12.498	$12.919	$12.534	$13.068	$12.491	$12.000	$11.472	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	49	55	54	68	109	190	163	99	—	—

29

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.173	$1.175	$1.162	$1.202	$1.179	$1.144	$1.121	$1.103	$1.129	$1.100
Accumulation Unit Value at end of period	$1.171	$1.173	$1.175	$1.162	$1.202	$1.179	$1.144	$1.121	$1.103	$1.129
Number of Accumulation Units outstanding at end of period (in thousands)	8,837	9,789	11,000	14,412	18,580	21,661	26,487	32,236	42,486	28,795
With MAV 70 Death Benefit
Accumulation Unit Value at beginning of period	$1.142	$1.145	$1.135	$1.177	$1.157	$1.124	$1.104	$1.088	$1.116	$1.090
Accumulation Unit Value at end of period	$1.137	$1.142	$1.145	$1.135	$1.177	$1.157	$1.124	$1.104	$1.088	$1.116
Number of Accumulation Units outstanding at end of period (in thousands)	591	788	1,033	1,200	2,079	2,227	2,658	3,372	4,497	3,001
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.142	$1.145	$1.135	$1.177	$1.157	$1.124	$1.104	$1.088	$1.116	$1.090
Accumulation Unit Value at end of period	$1.137	$1.142	$1.145	$1.135	$1.177	$1.157	$1.124	$1.104	$1.088	$1.116
Number of Accumulation Units outstanding at end of period (in thousands)	591	788	1,033	1,200	2,079	2,227	2,658	3,372	4,497	3,001
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.126	$1.130	$1.121	$1.164	$1.145	$1.114	$1.095	$1.081	$1.109	$1.084
Accumulation Unit Value at end of period	$1.120	$1.126	$1.130	$1.121	$1.164	$1.145	$1.114	$1.095	$1.081	$1.109
Number of Accumulation Units outstanding at end of period (in thousands)	3,070	3,763	4,366	5,274	7,237	8,382	11,363	15,452	19,033	20,469
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.119	$1.124	$1.115	$1.158	$1.140	$1.110	$1.091	$1.077	$1.107	$1.082
Accumulation Unit Value at end of period	$1.113	$1.119	$1.124	$1.115	$1.158	$1.140	$1.110	$1.091	$1.077	$1.107
Number of Accumulation Units outstanding at end of period (in thousands)	6,023	7,089	8,728	12,230	16,977	21,908	29,421	41,231	54,798	46,273
With MAV70 Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.117	$1.123	$1.115	$1.159	$1.141	$1.111	$1.093	$1.080	$1.110	$1.086
Accumulation Unit Value at end of period	$1.111	$1.117	$1.123	$1.115	$1.159	$1.141	$1.111	$1.093	$1.080	$1.110
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.096	$1.103	$1.096	$1.140	$1.124	$1.096	$1.079	$1.067	$1.098	$1.075
Accumulation Unit Value at end of period	$1.089	$1.096	$1.103	$1.096	$1.140	$1.124	$1.096	$1.079	$1.067	$1.098
Number of Accumulation Units outstanding at end of period (in thousands)	6,068	6,794	8,603	12,104	17,794	21,784	28,699	35,027	38,321	26,068
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.096	$1.103	$1.096	$1.140	$1.124	$1.096	$1.079	$1.067	$1.098	$1.075
Accumulation Unit Value at end of period	$1.089	$1.096	$1.103	$1.096	$1.140	$1.124	$1.096	$1.079	$1.067	$1.098
Number of Accumulation Units outstanding at end of period (in thousands)	6,068	6,794	8,603	12,104	17,794	21,784	28,699	35,027	38,321	26,068
With MAV70 Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.089	$1.096	$1.090	$1.134	$1.119	$1.091	$1.075	$1.064	$1.095	$1.073
Accumulation Unit Value at end of period	$1.081	$1.089	$1.096	$1.090	$1.134	$1.119	$1.091	$1.075	$1.064	$1.095
Number of Accumulation Units outstanding at end of period (in thousands)	405	456	550	580	594	680	900	1,338	1,929	1,732
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.074	$1.082	$1.077	$1.122	$1.108	$1.082	$1.067	$1.057	$1.089	$1.068
Accumulation Unit Value at end of period	$1.065	$1.074	$1.082	$1.077	$1.122	$1.108	$1.082	$1.067	$1.057	$1.089
Number of Accumulation Units outstanding at end of period (in thousands)	460	489	483	556	1,116	1,328	1,716	1,964	2,919	1,442

30

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
With MAV70 Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.067	$1.076	$1.072	$1.117	$1.103	$1.077	$1.063	$1.054	$1.086	$1.066
Accumulation Unit Value at end of period	$1.058	$1.067	$1.076	$1.072	$1.117	$1.103	$1.077	$1.063	$1.054	$1.086
Number of Accumulation Units outstanding at end of period (in thousands)	5,397	5,356	6,218	6,466	8,716	6,090	5,187	3,346	2,148	1,783
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.061	$1.070	$1.066	$1.112	$1.099	$1.074	$1.060	$1.051	$—	$—
Accumulation Unit Value at end of period	$1.051	$1.061	$1.070	$1.066	$1.112	$1.099	$1.074	$1.060	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7,405	7,348	7,489	7,382	8,959	7,672	7,806	4,452	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.055	$1.064	$1.061	$1.107	$1.094	$1.070	$1.057	$1.048	$1.082	$1.063
Accumulation Unit Value at end of period	$1.044	$1.055	$1.064	$1.061	$1.107	$1.094	$1.070	$1.057	$1.048	$1.082
Number of Accumulation Units outstanding at end of period (in thousands)	807	707	672	834	1,235	1,322	1,860	1,962	1,956	1,895
With MAV70 Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.978	$10.084	$10.069	$10.521	$10.418	$10.201	$10.092	$10.024	$—	$—
Accumulation Unit Value at end of period	$9.865	$9.978	$10.084	$10.069	$10.521	$10.418	$10.201	$10.092	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	23	24	21	18	21	14	13	7	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.908	$10.023	$10.017	$10.478	$10.386	$10.179	$10.081	$10.023	$—	$—
Accumulation Unit Value at end of period	$9.786	$9.908	$10.023	$10.017	$10.478	$10.386	$10.179	$10.081	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	27	27	25	29	41	49	48	15	—	—

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.010	$1.026	$1.042	$1.058	$1.073	$1.089	$1.105	$1.121	$1.116	$1.082
Accumulation Unit Value at end of period	$1.002	$1.010	$1.026	$1.042	$1.058	$1.073	$1.089	$1.105	$1.121	$1.116
Number of Accumulation Units outstanding at end of period (in thousands)	3,613	4,177	6,104	7,701	12,747	15,740	17,856	26,583	48,695	28,109
With MAV 70 Death Benefit
Accumulation Unit Value at beginning of period	$0.980	$0.997	$1.015	$1.033	$1.050	$1.068	$1.085	$1.103	$1.101	$1.069
Accumulation Unit Value at end of period	$0.970	$0.980	$0.997	$1.015	$1.033	$1.050	$1.068	$1.085	$1.103	$1.101
Number of Accumulation Units outstanding at end of period (in thousands)	289	343	394	986	1,219	850	1,650	1,745	2,576	2,252
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$0.980	$0.997	$1.015	$1.033	$1.050	$1.068	$1.085	$1.103	$1.101	$1.069
Accumulation Unit Value at end of period	$0.970	$0.980	$0.997	$1.015	$1.033	$1.050	$1.068	$1.085	$1.103	$1.101
Number of Accumulation Units outstanding at end of period (in thousands)	289	343	394	986	1,219	850	1,650	1,745	2,576	2,252
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$0.963	$0.981	$1.000	$1.018	$1.036	$1.055	$1.073	$1.092	$1.090	$1.060
Accumulation Unit Value at end of period	$0.953	$0.963	$0.981	$1.000	$1.018	$1.036	$1.055	$1.073	$1.092	$1.090
Number of Accumulation Units outstanding at end of period (in thousands)	170	325	319	375	736	782	1,106	1,768	3,098	493

31

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$0.957	$0.976	$0.994	$1.013	$1.032	$1.051	$1.070	$1.088	$1.088	$1.058
Accumulation Unit Value at end of period	$0.946	$0.957	$0.976	$0.994	$1.013	$1.032	$1.051	$1.070	$1.088	$1.088
Number of Accumulation Units outstanding at end of period (in thousands)	1,219	1,531	2,151	3,358	6,585	10,234	15,533	23,756	37,299	30,785
With MAV70 Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.014	$1.034	$1.054	$1.075	$1.095	$1.116	$1.136	$1.157	$1.157	$1.126
Accumulation Unit Value at end of period	$1.002	$1.014	$1.034	$1.054	$1.075	$1.095	$1.116	$1.136	$1.157	$1.157
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$0.938	$0.958	$0.977	$0.998	$1.017	$1.037	$1.058	$1.078	$1.079	$1.051
Accumulation Unit Value at end of period	$0.926	$0.938	$0.958	$0.977	$0.998	$1.017	$1.037	$1.058	$1.078	$1.079
Number of Accumulation Units outstanding at end of period (in thousands)	2,857	2,774	3,529	4,685	9,603	13,596	14,608	22,634	34,940	10,975
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$0.938	$0.958	$0.977	$0.998	$1.017	$1.037	$1.058	$1.078	$1.079	$1.051
Accumulation Unit Value at end of period	$0.926	$0.938	$0.958	$0.977	$0.998	$1.017	$1.037	$1.058	$1.078	$1.079
Number of Accumulation Units outstanding at end of period (in thousands)	2,857	2,774	3,529	4,685	9,603	13,596	14,608	22,634	34,940	10,975
With MAV70 Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$0.932	$0.952	$0.972	$0.992	$1.013	$1.033	$1.054	$1.075	$1.076	$1.049
Accumulation Unit Value at end of period	$0.919	$0.932	$0.952	$0.972	$0.992	$1.013	$1.033	$1.054	$1.075	$1.076
Number of Accumulation Units outstanding at end of period (in thousands)	12	14	17	31	41	154	73	846	893	639
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$0.919	$0.940	$0.961	$0.982	$1.003	$1.024	$1.046	$1.067	$1.070	$1.044
Accumulation Unit Value at end of period	$0.906	$0.919	$0.940	$0.961	$0.982	$1.003	$1.024	$1.046	$1.067	$1.070
Number of Accumulation Units outstanding at end of period (in thousands)	74	71	78	143	253	531	612	1,286	3,510	852
With MAV70 Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$0.913	$0.934	$0.955	$0.977	$0.998	$1.020	$1.042	$1.064	$1.067	$1.042
Accumulation Unit Value at end of period	$0.900	$0.913	$0.934	$0.955	$0.977	$0.998	$1.020	$1.042	$1.064	$1.067
Number of Accumulation Units outstanding at end of period (in thousands)	29	39	42	86	116	260	404	410	1,197	764
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.536	$8.734	$8.937	$9.145	$9.348	$9.556	$9.769	$9.981	$—	$—
Accumulation Unit Value at end of period	$8.404	$8.536	$8.734	$8.937	$9.145	$9.348	$9.556	$9.769	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	98	125	160	220	318	498	391	218	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$0.858	$0.878	$0.899	$0.920	$0.941	$0.963	$0.985	$1.007	$1.011	$0.987
Accumulation Unit Value at end of period	$0.844	$0.858	$0.878	$0.899	$0.920	$0.941	$0.963	$0.985	$1.007	$1.011
Number of Accumulation Units outstanding at end of period (in thousands)	378	406	517	532	769	1,602	1,333	2,617	4,802	1,600
With MAV70 Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.416	$8.628	$8.846	$9.070	$9.291	$9.516	$9.748	$9.979	$—	$—
Accumulation Unit Value at end of period	$8.269	$8.416	$8.628	$8.846	$9.070	$9.291	$9.516	$9.748	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	21	3	3	2	—	—	—

32

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.356	$8.576	$8.802	$9.033	$9.262	$9.497	$9.737	$9.978	$—	$—
Accumulation Unit Value at end of period	$8.203	$8.356	$8.576	$8.802	$9.033	$9.262	$9.497	$9.737	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	9	11	11	39	33	44	98	—	—

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.911	$2.006	$1.832	$1.412	$1.228	$1.274	$1.130	$0.924	$1.425	$1.330
Accumulation Unit Value at end of period	$2.137	$1.911	$2.006	$1.832	$1.412	$1.228	$1.274	$1.130	$0.924	$1.425
Number of Accumulation Units outstanding at end of period (in thousands)	5,408	6,160	7,385	9,384	11,608	14,026	17,411	9,372	11,975	16,547
With MAV 70 Death Benefit
Accumulation Unit Value at beginning of period	$1.856	$1.952	$1.787	$1.380	$1.202	$1.249	$1.111	$0.910	$1.406	$1.315
Accumulation Unit Value at end of period	$2.071	$1.856	$1.952	$1.787	$1.380	$1.202	$1.249	$1.111	$0.910	$1.406
Number of Accumulation Units outstanding at end of period (in thousands)	1,032	1,008	1,151	1,268	1,658	1,997	2,339	1,667	2,453	2,912
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.856	$1.952	$1.787	$1.380	$1.202	$1.249	$1.111	$0.910	$1.406	$1.315
Accumulation Unit Value at end of period	$2.071	$1.856	$1.952	$1.787	$1.380	$1.202	$1.249	$1.111	$0.910	$1.406
Number of Accumulation Units outstanding at end of period (in thousands)	1,032	1,008	1,151	1,268	1,658	1,997	2,339	1,667	2,453	2,912
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.827	$1.924	$1.762	$1.362	$1.188	$1.236	$1.100	$0.902	$1.395	$1.306
Accumulation Unit Value at end of period	$2.037	$1.827	$1.924	$1.762	$1.362	$1.188	$1.236	$1.100	$0.902	$1.395
Number of Accumulation Units outstanding at end of period (in thousands)	1,649	1,905	2,570	3,024	3,926	4,993	6,730	3,807	4,809	8,066
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.816	$1.913	$1.753	$1.356	$1.183	$1.231	$1.096	$0.900	$1.392	$1.304
Accumulation Unit Value at end of period	$2.023	$1.816	$1.913	$1.753	$1.356	$1.183	$1.231	$1.096	$0.900	$1.392
Number of Accumulation Units outstanding at end of period (in thousands)	3,545	4,242	4,906	6,194	8,811	12,124	17,141	10,483	12,727	21,153
With MAV70 Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.816	$1.914	$1.755	$1.358	$1.186	$1.235	$1.100	$0.903	$1.398	$1.310
Accumulation Unit Value at end of period	$2.023	$1.816	$1.914	$1.755	$1.358	$1.186	$1.235	$1.100	$0.903	$1.398
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.779	$1.877	$1.723	$1.335	$1.166	$1.216	$1.084	$0.891	$1.381	$1.295
Accumulation Unit Value at end of period	$1.980	$1.779	$1.877	$1.723	$1.335	$1.166	$1.216	$1.084	$0.891	$1.381
Number of Accumulation Units outstanding at end of period (in thousands)	1,943	2,591	3,307	5,316	8,028	10,392	15,431	7,086	7,906	7,251
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.779	$1.877	$1.723	$1.335	$1.166	$1.216	$1.084	$0.891	$1.381	$1.295
Accumulation Unit Value at end of period	$1.980	$1.779	$1.877	$1.723	$1.335	$1.166	$1.216	$1.084	$0.891	$1.381
Number of Accumulation Units outstanding at end of period (in thousands)	1,943	2,591	3,307	5,316	8,028	10,392	15,431	7,086	7,906	7,251

33

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
With MAV70 Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.768	$1.866	$1.713	$1.328	$1.161	$1.211	$1.080	$0.888	$1.377	$1.292
Accumulation Unit Value at end of period	$1.966	$1.768	$1.866	$1.713	$1.328	$1.161	$1.211	$1.080	$0.888	$1.377
Number of Accumulation Units outstanding at end of period (in thousands)	186	193	196	270	311	427	611	422	591	822
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.743	$1.842	$1.693	$1.314	$1.149	$1.200	$1.072	$0.882	$1.369	$1.286
Accumulation Unit Value at end of period	$1.937	$1.743	$1.842	$1.693	$1.314	$1.149	$1.200	$1.072	$0.882	$1.369
Number of Accumulation Units outstanding at end of period (in thousands)	276	331	550	629	925	1,336	1,577	1,226	1,459	908
With MAV70 Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.732	$1.831	$1.684	$1.307	$1.145	$1.196	$1.068	$0.880	$1.366	$1.284
Accumulation Unit Value at end of period	$1.924	$1.732	$1.831	$1.684	$1.307	$1.145	$1.196	$1.068	$0.880	$1.366
Number of Accumulation Units outstanding at end of period (in thousands)	2,546	2,677	2,597	2,504	2,328	2,650	2,930	969	780	760
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.722	$1.821	$1.676	$1.301	$1.140	$1.192	$1.065	$0.877	$—	$—
Accumulation Unit Value at end of period	$1.911	$1.722	$1.821	$1.676	$1.301	$1.140	$1.192	$1.065	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4,224	4,687	5,231	5,050	4,415	5,023	5,482	1,080	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.712	$1.811	$1.667	$1.295	$1.135	$1.187	$1.062	$0.875	$1.361	$1.280
Accumulation Unit Value at end of period	$1.899	$1.712	$1.811	$1.667	$1.295	$1.135	$1.187	$1.062	$0.875	$1.361
Number of Accumulation Units outstanding at end of period (in thousands)	272	309	421	477	592	919	1,070	579	762	680
With MAV70 Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.942	$21.135	$19.486	$15.161	$13.308	$13.938	$12.481	$10.305	$—	$—
Accumulation Unit Value at end of period	$22.089	$19.942	$21.135	$19.486	$15.161	$13.308	$13.938	$12.481	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	8	7	7	5	4	3	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.801	$21.007	$19.387	$15.099	$13.267	$13.909	$12.468	$10.304	$—	$—
Accumulation Unit Value at end of period	$21.911	$19.801	$21.007	$19.387	$15.099	$13.267	$13.909	$12.468	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	6	16	17	10	11	1	—	—

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.444	$1.453	$1.344	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.585	$1.444	$1.453	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6,044	6,774	7,694	—	—	—	—	—	—	—
With MAV 70 Death Benefit
Accumulation Unit Value at beginning of period	$1.402	$1.413	$1.307	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.535	$1.402	$1.413	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,162	1,206	1,195	—	—	—	—	—	—	—

34

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.402	$1.413	$1.307	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.535	$1.402	$1.413	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,162	1,206	1,195	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.377	$1.390	$1.286	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.507	$1.377	$1.390	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,070	1,219	1,521	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.369	$1.382	$1.279	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.497	$1.369	$1.382	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5,024	5,706	6,253	—	—	—	—	—	—	—
With MAV70 Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.608	$1.624	$1.503	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.757	$1.608	$1.624	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.341	$1.357	$1.256	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.465	$1.341	$1.357	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,647	2,145	2,807	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.341	$1.357	$1.256	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.465	$1.341	$1.357	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,647	2,145	2,807	—	—	—	—	—	—	—
With MAV70 Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.333	$1.348	$1.248	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.454	$1.333	$1.348	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	106	137	174	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.314	$1.331	$1.232	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.433	$1.314	$1.331	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	158	210	215	—	—	—	—	—	—	—
With MAV70 Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.306	$1.323	$1.225	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.423	$1.306	$1.323	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3,204	3,224	3,525	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.072	$22.379	$20.722	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$24.040	$22.072	$22.379	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	265	274	289	—	—	—	—	—	—	—

35

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.290	$1.309	$1.212	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.405	$1.290	$1.309	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	137	139	155	—	—	—	—	—	—	—
With MAV70 Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.761	$22.108	$20.479	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.654	$21.761	$22.108	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	8	9	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.607	$21.974	$20.358	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.463	$21.607	$21.974	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	1	—	—	—	—	—	—	—

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.636	$9.775	$9.917	$9.982	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.500	$9.636	$9.775	$9.917	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	245	203	210	162	—	—	—	—	—	—
With MAV 70 Death Benefit
Accumulation Unit Value at beginning of period	$9.586	$9.744	$9.905	$9.980	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.432	$9.586	$9.744	$9.905	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	90	143	2	7	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.586	$9.744	$9.905	$9.980	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.432	$9.586	$9.744	$9.905	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	90	143	2	7	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.561	$9.729	$9.899	$9.979	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.398	$9.561	$9.729	$9.899	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.549	$9.721	$9.896	$9.978	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.381	$9.549	$9.721	$9.896	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	62	89	49	63	—	—	—	—	—	—
With MAV70 Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.536	$9.714	$9.894	$9.977	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.365	$9.536	$9.714	$9.894	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

36

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.512	$9.698	$9.888	$9.976	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.331	$9.512	$9.698	$9.888	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	36	35	20	29	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.512	$9.698	$9.888	$9.976	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.331	$9.512	$9.698	$9.888	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	36	35	20	29	—	—	—	—	—	—
With MAV70 Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.500	$9.690	$9.885	$9.976	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.314	$9.500	$9.690	$9.885	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.475	$9.675	$9.879	$9.974	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.281	$9.475	$9.675	$9.879	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	—	—	—	—	—	—	—	—
With MAV70 Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.463	$9.667	$9.876	$9.974	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.264	$9.463	$9.667	$9.876	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.450	$9.660	$9.873	$9.973	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.248	$9.450	$9.660	$9.873	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	199	126	97	122	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.438	$9.652	$9.870	$9.972	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.231	$9.438	$9.652	$9.870	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	3	—	1	—	—	—	—	—	—
With MAV70 Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.402	$9.629	$9.862	$9.971	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.182	$9.402	$9.629	$9.862	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.377	$9.614	$9.856	$9.969	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.149	$9.377	$9.614	$9.856	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

SA-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Contract Owners of Hartford Life and Annuity Insurance Company Separate Account One and the Board of Directors of Hartford Life and Annuity Insurance Company

We have audited the accompanying statements of assets and liabilities as of December 31, 2016, and the related statements of operations for each of the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended for each of the following individual Sub-Accounts comprising Hartford Life and Annuity Insurance Company Separate Account One (the “Account”):

Invesco V.I. Government Money Market Fund	Hartford U.S. Governent Securities HLS Fund
(Formerly Invesco V.I. Money Market Fund)	Hartford Value HLS Fund
Wells Fargo VT Omega Growth Fund	BlackRock Global Opportunities V.I. Fund
Hartford Balanced HLS Fund	BlackRock Large Cap Growth V.I. Fund
Hartford Total Return Bond HLS Fund	Jennison 20/20 Focus Fund
Hartford Capital Appreciation HLS Fund	Jennison Fund
Hartford Dividend and Growth HLS Fund	Prudential Value Portfolio
Hartford Healthcare HLS Fund	Prudential SP International Growth Portfolio
Hartford Global Growth HLS Fund	Wells Fargo VT Index Asset Allocation Fund
Hartford Disciplined Equity HLS Fund	Wells Fargo VT Total Return Bond Fund
Hartford Growth Opportunities HLS Fund	Wells Fargo VT Intrinsic Value Fund
Hartford High Yield HLS Fund	Wells Fargo VT International Equity Fund
Hartford International Opportunities HLS Fund	Wells Fargo VT Small Cap Growth Fund
Hartford Small/Mid Cap Equity HLS Fund	Wells Fargo VT Discovery Fund
Hartford MidCap HLS Fund	Wells Fargo VT Small Cap Value Fund
Hartford MidCap Value HLS Fund	Wells Fargo VT Opportunity Fund
Hartford Ultrashort Bond HLS Fund	HIMCO VIT Index Fund
Hartford Small Company HLS Fund
Hartford SmallCap Growth HLS Fund
Hartford Stock HLS Fund

These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2016, by correspondence with the fund managers; when replies were not received from fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts above as of December 31, 2016, the results of their operations for each of the periods then ended, the changes in their net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Hartford, CT
April 20, 2017

SEPARATE ACCOUNT ONE
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities
December 31, 2016

	Invesco V.I. Government Money Market Fund	Wells Fargo VT Omega Growth Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$691,910	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	3,731,914	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	852,303,486	312,282,411	1,312,223,121	917,934,960	36,712,769	102,934,285	118,739,626	126,807,936
class IB	—	—	200,443,983	155,161,574	333,794,616	271,736,282	21,738,896	50,483,067	62,461,748	79,405,160
class II	—	—	—	—	—	—	—	—	—	—
class S1	30,262,248	—	—	—	—	—	—	—	—	—
class S2	22,932,064	—	—	—	—	—	—	—	—	—

Total investments	53,194,312	4,423,824	1,052,747,469	467,443,985	1,646,017,737	1,189,671,242	58,451,665	153,417,352	181,201,374	206,213,096
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	43,839	197	710,854	169,181	950,625	662,999	5,532	28,602	128,211	95,823
Other assets	1	—	53	—	48	13	—	5	11	16
Total assets	53,238,152	4,424,021	1,053,458,376	467,613,166	1,646,968,410	1,190,334,254	58,457,197	153,445,959	181,329,596	206,308,935

Liabilities:
Due to Sponsor Company	43,839	197	710,854	169,181	950,625	662,999	5,532	28,602	128,211	95,823
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	21	—	—	7	—	—	—
Total liabilities	43,839	197	710,854	169,202	950,625	662,999	5,539	28,602	128,211	95,823

Net assets:
For contract liabilities	$53,194,313	$4,423,824	$1,052,747,522	$467,443,964	$1,646,017,785	$1,189,671,255	$58,451,658	$153,417,357	$181,201,385	$206,213,112

Contract Liabilities:
class 1	$—	$691,909	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	3,731,915	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	852,303,528	312,282,401	1,312,223,163	917,934,972	36,712,766	102,934,294	118,739,631	126,807,954
class IB	—	—	200,443,994	155,161,563	333,794,622	271,736,283	21,738,892	50,483,063	62,461,754	79,405,158
class II	—	—	—	—	—	—	—	—	—	—
class S1	30,262,248	—	—	—	—	—	—	—	—	—
class S2	22,932,065	—	—	—	—	—	—	—	—	—

Total contract liabilities	$53,194,313	$4,423,824	$1,052,747,522	$467,443,964	$1,646,017,785	$1,189,671,255	$58,451,658	$153,417,357	$181,201,385	$206,213,112

Shares:
class 1	—	31,167	—	—	—	—	—	—	—	—
class 2	—	174,552	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	31,038,000	28,158,919	31,206,257	41,535,519	1,710,754	4,649,245	8,303,471	4,251,020
class IB	—	—	7,194,687	14,067,232	8,043,244	12,346,037	1,055,286	2,299,912	4,408,027	2,762,880
class II	—	—	—	—	—	—	—	—	—	—
class S1	30,262,248	—	—	—	—	—	—	—	—	—
class S2	22,932,064	—	—	—	—	—	—	—	—	—

Total shares	53,194,312	205,719	38,232,687	42,226,151	39,249,501	53,881,556	2,766,040	6,949,157	12,711,498	7,013,900

Cost	$53,194,312	$4,624,799	$764,627,441	$471,422,571	$1,630,515,953	$1,041,879,799	$49,843,039	$129,869,746	$177,885,519	$236,518,018

Deferred contracts in the accumulation period:
Units owned by participants #	5,534,072	682,744	269,796,080	173,731,412	243,049,357	274,413,343	11,306,943	71,598,165	75,568,219	66,290,268
Minimum unit fair value #*	$9.165050	$1.222334	$1.402350	$1.411984	$1.986645	$2.022203	$4.243727	$1.100934	$1.550123	$2.510157
Maximum unit fair value #*	$9.730538	$25.958863	$20.387948	$16.594140	$24.688907	$23.746365	$31.152765	$23.240283	$26.472146	$28.397389
Contract liability	$52,309,546	$4,292,381	$1,004,676,975	$456,929,035	$1,613,525,632	$1,162,235,563	$57,550,532	$150,670,254	$177,961,827	$202,210,297

Contracts in payout (annuitization) period:
Units owned by participants #	92,499	22,124	8,596,148	3,600,527	3,509,710	5,325,017	180,071	1,305,440	1,452,269	1,341,409
Minimum unit fair value #*	$9.500000	$1.370089	$1.583092	$1.799535	$2.235647	$2.690246	$4.817504	$1.250144	$1.760112	$2.833954
Maximum unit fair value #*	$9.609050	$19.703643	$7.942177	$4.279119	$21.142010	$6.936671	$5.280996	$2.925853	$2.599469	$3.234216
Contract liability	$884,767	$131,443	$48,070,547	$10,514,929	$32,492,153	$27,435,692	$901,126	$2,747,103	$3,239,558	$4,002,815

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	80,801,724	220,329,986	26,025,146	220,423,381	123,672,626	64,738,628	100,177,013	61,178,765	516,000,222	83,186,067
class IB	55,723,392	92,623,508	13,606,770	20,138,102	71,127,155	33,754,511	26,939,539	42,638,146	98,358,566	62,255,283
class II	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—

Total investments	136,525,116	312,953,494	39,631,916	240,561,483	194,799,781	98,493,139	127,116,552	103,816,911	614,358,788	145,441,350
Due from Sponsor Company	—	—	237,502	—	—	—	—	—	—	—
Receivable for fund shares sold	386,485	263,938	—	112,208	268,055	72,423	181,844	156,546	334,599	40,007
Other assets	14	28	—	—	4	—	3	8	17	4
Total assets	136,911,615	313,217,460	39,869,418	240,673,691	195,067,840	98,565,562	127,298,399	103,973,465	614,693,404	145,481,361

Liabilities:
Due to Sponsor Company	386,485	263,938	—	112,208	268,055	72,423	181,844	156,546	334,599	40,007
Payable for fund shares purchased	—	—	237,502	—	—	—	—	—	—	—
Other liabilities	—	—	2	11	—	9	—	—	—	—
Total liabilities	386,485	263,938	237,504	112,219	268,055	72,432	181,844	156,546	334,599	40,007

Net assets:
For contract liabilities	$136,525,130	$312,953,522	$39,631,914	$240,561,472	$194,799,785	$98,493,130	$127,116,555	$103,816,919	$614,358,805	$145,441,354

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	80,801,734	220,330,028	26,025,145	220,423,372	123,672,632	64,738,622	100,177,018	61,178,771	516,000,237	83,186,072
class IB	55,723,396	92,623,494	13,606,769	20,138,100	71,127,153	33,754,508	26,939,537	42,638,148	98,358,568	62,255,282
class II	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—

Total contract liabilities	$136,525,130	$312,953,522	$39,631,914	$240,561,472	$194,799,785	$98,493,130	$127,116,555	$103,816,919	$614,358,805	$145,441,354

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	9,963,221	15,582,036	3,240,990	6,515,619	10,306,053	6,448,070	6,199,072	2,285,348	7,638,789	8,076,318
class IB	6,982,881	6,472,642	1,702,975	607,118	5,972,053	3,368,714	1,790,003	1,632,395	1,456,517	6,055,961
class II	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—

Total shares	16,946,102	22,054,678	4,943,965	7,122,737	16,278,106	9,816,784	7,989,075	3,917,743	9,095,306	14,132,279

Cost	$147,946,796	$267,442,689	$41,309,419	$153,381,669	$185,077,485	$98,201,189	$129,823,559	$88,663,979	$357,788,653	$152,067,393

Deferred contracts in the accumulation period:
Units owned by participants #	55,323,681	148,090,771	2,252,968	32,369,217	63,595,486	72,806,297	43,972,771	34,889,804	140,055,680	119,173,154
Minimum unit fair value #*	$1.864569	$1.134046	$16.161292	$2.836527	$2.590813	$0.838765	$1.243121	$2.429305	$1.308720	$1.037336
Maximum unit fair value #*	$21.659725	$17.015700	$29.477900	$27.207546	$30.687231	$8.443931	$22.682638	$33.547067	$25.773485	$10.189155
Contract liability	$133,843,910	$307,365,407	$39,276,055	$235,951,136	$191,560,532	$96,326,142	$124,982,301	$102,287,120	$597,532,951	$141,740,962

Contracts in payout (annuitization) period:
Units owned by participants #	1,161,681	2,321,441	20,012	624,371	1,044,203	1,400,104	765,694	533,881	2,736,803	3,025,028
Minimum unit fair value #*	$2.117073	$1.262765	$17.702789	$3.158588	$2.935311	$1.001922	$1.384380	$2.742740	$1.457370	$1.171168
Maximum unit fair value #*	$2.478598	$3.183916	$18.534168	$8.468241	$3.377634	$1.910428	$4.003295	$3.115966	$10.678184	$1.335905
Contract liability	$2,681,220	$5,588,115	$355,859	$4,610,336	$3,239,253	$2,166,988	$2,134,254	$1,529,799	$16,825,854	$3,700,392

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	Hartford Value HLS Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Growth V.I. Fund	Jennison 20/20 Focus Fund	Jennison Fund	Prudential Value Portfolio	Prudential SP International Growth Portfolio	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$1,496,838	$595,458
class 2	—	—	—	—	—	—	—	6,036,396	1,554,077	935,387
class I	—	764,306	685,178	—	—	—	—	—	—	—
class IA	135,510,073	—	—	—	—	—	—	—	—	—
class IB	55,166,929	—	—	—	—	—	—	—	—	—
class II	—	—	—	112,944	163,766	81,503	16,884	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—

Total investments	190,677,002	764,306	685,178	112,944	163,766	81,503	16,884	6,036,396	3,050,915	1,530,845
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	60,182	65	67	12	17	7	2	629	910	300
Other assets	16	1	2	—	—	—	—	—	—	—
Total assets	190,737,200	764,372	685,247	112,956	163,783	81,510	16,886	6,037,025	3,051,825	1,531,145

Liabilities:
Due to Sponsor Company	60,182	65	67	12	17	7	2	629	910	300
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	1	—	—	—	—	1	2
Total liabilities	60,182	65	67	13	17	7	2	629	911	302

Net assets:
For contract liabilities	$190,677,018	$764,307	$685,180	$112,943	$163,766	$81,503	$16,884	$6,036,396	$3,050,914	$1,530,843

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$1,496,838	$595,458
class 2	—	—	—	—	—	—	—	6,036,396	1,554,076	935,385
class I	—	764,307	685,180	—	—	—	—	—	—	—
class IA	135,510,086	—	—	—	—	—	—	—	—	—
class IB	55,166,932	—	—	—	—	—	—	—	—	—
class II	—	—	—	112,943	163,766	81,503	16,884	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—

Total contract liabilities	$190,677,018	$764,307	$685,180	$112,943	$163,766	$81,503	$16,884	$6,036,396	$3,050,914	$1,530,843

Shares:
class 1	—	—	—	—	—	—	—	—	339,419	69,972
class 2	—	—	—	—	—	—	—	315,052	349,231	112,291
class I	—	47,121	51,324	—	—	—	—	—	—	—
class IA	8,874,268	—	—	—	—	—	—	—	—	—
class IB	3,615,133	—	—	—	—	—	—	—	—	—
class II	—	—	—	4,904	3,754	3,037	2,931	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—

Total shares	12,489,401	47,121	51,324	4,904	3,754	3,037	2,931	315,052	688,650	182,263

Cost	$144,295,829	$714,346	$610,607	$76,082	$83,676	$50,190	$12,564	$4,248,504	$3,301,278	$1,515,767

Deferred contracts in the accumulation period:
Units owned by participants #	84,334,391	498,024	328,990	27,828	98,069	45,741	15,395	2,959,932	1,254,022	417,525
Minimum unit fair value #*	$1.886486	$1.347344	$1.511242	$1.923191	$1.113177	$1.714041	$1.016989	$1.858620	$1.032935	$2.223363
Maximum unit fair value #*	$22.806541	$17.312595	$25.664852	$22.521129	$25.841381	$1.810623	$1.049373	$20.773850	$14.394294	$27.225627
Contract liability	$186,290,606	$756,552	$675,271	$106,385	$163,766	$81,503	$15,812	$5,931,044	$2,970,710	$1,489,965

Contracts in payout (annuitization) period:
Units owned by participants #	1,929,767	5,166	5,920	3,055	—	—	998	49,139	51,523	9,018
Minimum unit fair value #*	$2.137233	$1.501232	$1.630886	$2.146788	$—	$—	$1.074306	$2.101927	$1.157670	$2.481983
Maximum unit fair value #*	$2.457922	$1.501232	$1.683737	$2.146788	$—	$—	$1.074306	$2.166600	$13.176289	$18.941452
Contract liability	$4,386,412	$7,755	$9,909	$6,558	$—	$—	$1,072	$105,352	$80,204	$40,878

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2016

	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund
	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$735,475	$—
class 2	422,954	562,776	—
class I	—	—	—
class IA	—	—	144,837,752
class IB	—	—	41,766,379
class II	—	—	—
class S1	—	—	—
class S2	—	—	—

Total investments	422,954	1,298,251	186,604,131
Due from Sponsor Company	—	—	—
Receivable for fund shares sold	44	130	85,607
Other assets	—	—	11
Total assets	422,998	1,298,381	186,689,749

Liabilities:
Due to Sponsor Company	44	130	85,607
Payable for fund shares purchased	—	—	—
Other liabilities	—	1	—
Total liabilities	44	131	85,607

Net assets:
For contract liabilities	$422,954	$1,298,250	$186,604,142

Contract Liabilities:
class 1	—	735,474	—
class 2	422,954	562,776	—
class I	—	—	—
class IA	—	—	144,837,758
class IB	—	—	41,766,384
class II	—	—	—
class S1	—	—	—
class S2	—	—	—

Total contract liabilities	$422,954	$1,298,250	$186,604,142

Shares:
class 1	—	29,898	—
class 2	16,324	22,812	—
class I	—	—	—
class IA	—	—	3,483,351
class IB	—	—	1,016,461
class II	—	—	—
class S1	—	—	—
class S2	—	—	—

Total shares	16,324	52,710	4,499,812

Cost	$398,058	$1,041,435	$170,992,417

Deferred contracts in the accumulation period:
Units owned by participants #	17,303	68,789	42,650,228
Minimum unit fair value #*	$23.615567	$17.053287	$1.395535
Maximum unit fair value #*	$26.362368	$21.496992	$24.426062
Contract liability	$422,954	$1,269,741	$180,629,615

Contracts in payout (annuitization) period:
Units owned by participants #	—	1,392	849,390
Minimum unit fair value #*	$—	$17.940865	$1.584604
Maximum unit fair value #*	$—	$20.762759	$9.052709
Contract liability	$—	$28,509	$5,974,527

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Formerly Invesco V.I. Money Market Fund. Change effective April 29, 2016.

SEPARATE ACCOUNT ONE
Hartford Life and Annuity Insurance Company
Statements of Operations
For the Periods Ended December 31, 2016

	Invesco V.I. Government Money Market Fund	Wells Fargo VT Omega Growth Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$36,327	$—	$29,030,322	$12,215,252	$17,392,021	$22,601,260	$2,128,853	$926,271	$1,464,653	$691,800

Expenses:
Mortality and expense risk charges	(817,047)	(83,701)	(15,245,927)	(7,599,201)	(23,600,354)	(16,562,948)	(928,101)	(2,456,964)	(2,933,646)	(3,483,914)
Total expenses	(817,047)	(83,701)	(15,245,927)	(7,599,201)	(23,600,354)	(16,562,948)	(928,101)	(2,456,964)	(2,933,646)	(3,483,914)
Net investment income (loss)	(780,720)	(83,701)	13,784,395	4,616,051	(6,208,333)	6,038,312	1,200,752	(1,530,693)	(1,468,993)	(2,792,114)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	—	(45,308)	45,803,099	(487,540)	1,423,648	22,177,943	2,900,889	6,809,649	2,331,470	(4,036,131)
Net realized gain distributions	—	255,177	—	1,918,108	158,519,462	130,384,324	12,311,228	17,161,239	23,745,250	30,854,585
Change in unrealized appreciation (depreciation) during the period	—	(202,735)	(11,715,860)	8,739,349	(95,318,922)	(16,716,826)	(23,569,675)	(22,349,118)	(17,597,714)	(30,678,762)
Net gain (loss) on investments	—	7,134	34,087,239	10,169,917	64,624,188	135,845,441	(8,357,558)	1,621,770	8,479,006	(3,860,308)
Net increase (decrease) in net assets resulting from operations	$(780,720)	$(76,567)	$47,871,634	$14,785,968	$58,415,855	$141,883,753	$(7,156,806)	$91,077	$7,010,013	$(6,652,422)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$8,275,328	$5,018,233	$441,231	$391,229	$794,044	$359,133	$—	$85,375	$11,108,768	$2,916,896

Expenses:
Mortality and expense risk charges	(2,162,117)	(4,941,362)	(560,520)	(3,025,046)	(2,868,629)	(1,611,918)	(1,787,970)	(1,621,360)	(8,744,764)	(2,664,095)
Total expenses	(2,162,117)	(4,941,362)	(560,520)	(3,025,046)	(2,868,629)	(1,611,918)	(1,787,970)	(1,621,360)	(8,744,764)	(2,664,095)
Net investment income (loss)	6,113,211	76,871	(119,289)	(2,633,817)	(2,074,585)	(1,252,785)	(1,787,970)	(1,535,985)	2,364,004	252,801

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(4,425,930)	7,757,362	(1,655,223)	11,846,364	924,681	42,797	(1,229,788)	1,711,509	40,622,572	(1,225,835)
Net realized gain distributions	—	—	2,176,541	24,276,577	25,556,308	—	12,807,392	4,504,223	—	—
Change in unrealized appreciation (depreciation) during the period	14,149,692	(10,006,837)	4,248,102	(10,129,431)	(4,972,807)	510,329	(10,034,841)	4,937,726	(6,705,585)	918,678
Net gain (loss) on investments	9,723,762	(2,249,475)	4,769,420	25,993,510	21,508,182	553,126	1,542,763	11,153,458	33,916,987	(307,157)
Net increase (decrease) in net assets resulting from operations	$15,836,973	$(2,172,604)	$4,650,131	$23,359,693	$19,433,597	$(699,659)	$(245,207)	$9,617,473	$36,280,991	$(54,356)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Hartford Value HLS Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Growth V.I. Fund	Jennison 20/20 Focus Fund	Jennison Fund	Prudential Value Portfolio	Prudential SP International Growth Portfolio	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT Total Return Bond Fund	Wells Fargo VT Intrinsic Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account (3)

Investment income:
Dividends	$3,075,951	$15,143	$4,535	$—	$—	$—	$—	$56,500	$20,415	$46,247

Expenses:
Mortality and expense risk charges	(2,765,659)	(12,707)	(12,871)	(2,727)	(2,938)	(1,163)	(302)	(118,721)	(25,917)	(19,548)
Total expenses	(2,765,659)	(12,707)	(12,871)	(2,727)	(2,938)	(1,163)	(302)	(118,721)	(25,917)	(19,548)
Net investment income (loss)	310,292	2,436	(8,336)	(2,727)	(2,938)	(1,163)	(302)	(62,221)	(5,502)	26,699

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	9,541,492	9,039	55,676	11,180	1,338	1,066	366	439,156	76,565	(570,315)
Net realized gain distributions	23,658,070	1,304	57,334	—	—	—	—	180,372	—	1,033,139
Change in unrealized appreciation (depreciation) during the period	(12,481,939)	(1,879)	(69,629)	(10,563)	(3,613)	7,011	(1,384)	(209,225)	26,454	(519,204)
Net gain (loss) on investments	20,717,623	8,464	43,381	617	(2,275)	8,077	(1,018)	410,303	103,019	(56,380)
Net increase (decrease) in net assets resulting from operations	$21,027,915	$10,900	$35,045	$(2,110)	$(5,213)	$6,914	$(1,320)	$348,082	$97,517	$(29,681)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Hartford Life and Annuity Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2016

	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Small Cap Value Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (4)	Sub-Account	Sub-Account

Investment income:
Dividends	$98,216	$—	$—	$5,761	$28,265	$3,887,943

Expenses:
Mortality and expense risk charges	(58,815)	(27,422)	(8,188)	(7,931)	(22,623)	(2,607,346)
Total expenses	(58,815)	(27,422)	(8,188)	(7,931)	(22,623)	(2,607,346)
Net investment income (loss)	39,401	(27,422)	(8,188)	(2,170)	5,642	1,280,597

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(72,531)	(8,906)	(3,264)	234,858	31,234	2,180,172
Net realized gain distributions	252,493	144,607	31,701	—	129,721	12,921,467
Change in unrealized appreciation (depreciation) during the period	(175,745)	(23,430)	(1,183)	(155,287)	(40,472)	842,590
Net gain (loss) on investments	4,217	112,271	27,254	79,571	120,483	15,944,229
Net increase (decrease) in net assets resulting from operations	$43,618	$84,849	$19,066	$77,401	$126,125	$17,224,826

The accompanying notes are an integral part of these financial statements.

(1) Formerly Invesco V.I. Money Market Fund. Change effective April 29, 2016.
(2) Liquidated as of April 29, 2016.
(3) Liquidated as of April 29, 2016.
(4) Liquidated as of April 29, 2016.

SEPARATE ACCOUNT ONE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2016

	Invesco V.I. Government Money Market Fund	Wells Fargo VT Omega Growth Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(780,720)	$(83,701)	$13,784,395	$4,616,051	$(6,208,333)	$6,038,312	$1,200,752	$(1,530,693)	$(1,468,993)	$(2,792,114)
Net realized gain (loss) on security transactions	—	(45,308)	45,803,099	(487,540)	1,423,648	22,177,943	2,900,889	6,809,649	2,331,470	(4,036,131)
Net realized gain distributions	—	255,177	—	1,918,108	158,519,462	130,384,324	12,311,228	17,161,239	23,745,250	30,854,585
Change in unrealized appreciation (depreciation) during the period	—	(202,735)	(11,715,860)	8,739,349	(95,318,922)	(16,716,826)	(23,569,675)	(22,349,118)	(17,597,714)	(30,678,762)
Net increase (decrease) in net assets resulting from operations	(780,720)	(76,567)	47,871,634	14,785,968	58,415,855	141,883,753	(7,156,806)	91,077	7,010,013	(6,652,422)

Unit transactions:
Purchases	1,162,039	525	7,369,842	3,181,714	5,600,946	5,947,608	142,863	789,197	700,150	1,697,615
Net transfers	47,582,251	(37,889)	(6,928,186)	6,127,579	(53,108,837)	(14,523,392)	(1,347,278)	(6,356,035)	(1,791,032)	(14,921,546)
Surrenders for benefit payments and fees	(36,869,198)	(465,569)	(110,453,682)	(61,238,432)	(157,056,741)	(114,973,033)	(5,668,236)	(17,175,965)	(21,517,260)	(21,365,527)
Other transactions	9,132	(73)	18,528	18,075	47,364	(7,997)	1,167	(1,862)	8,378	(36,245)
Death benefits	(4,265,004)	(4,585)	(33,475,743)	(13,730,019)	(34,922,427)	(29,146,347)	(981,014)	(2,875,749)	(4,179,209)	(4,788,254)
Net annuity transactions	181,004	(30,584)	(3,477,615)	(1,098,487)	(1,048,675)	(1,342,125)	(174,411)	(85,123)	(224,648)	(76,210)
Net increase (decrease) in net assets resulting from unit transactions	7,800,224	(538,175)	(146,946,856)	(66,739,570)	(240,488,370)	(154,045,286)	(8,026,909)	(25,705,537)	(27,003,621)	(39,490,167)
Net increase (decrease) in net assets	7,019,504	(614,742)	(99,075,222)	(51,953,602)	(182,072,515)	(12,161,533)	(15,183,715)	(25,614,460)	(19,993,608)	(46,142,589)

Net assets:
Beginning of period	46,174,809	5,038,566	1,151,822,744	519,397,566	1,828,090,300	1,201,832,788	73,635,373	179,031,817	201,194,993	252,355,701
End of period	$53,194,313	$4,423,824	$1,052,747,522	$467,443,964	$1,646,017,785	$1,189,671,255	$58,451,658	$153,417,357	$181,201,385	$206,213,112

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$6,113,211	$76,871	$(119,289)	$(2,633,817)	$(2,074,585)	$(1,252,785)	$(1,787,970)	$(1,535,985)	$2,364,004	$252,801
Net realized gain (loss) on security transactions	(4,425,930)	7,757,362	(1,655,223)	11,846,364	924,681	42,797	(1,229,788)	1,711,509	40,622,572	(1,225,835)
Net realized gain distributions	—	—	2,176,541	24,276,577	25,556,308	—	12,807,392	4,504,223	—	—
Change in unrealized appreciation (depreciation) during the period	14,149,692	(10,006,837)	4,248,102	(10,129,431)	(4,972,807)	510,329	(10,034,841)	4,937,726	(6,705,585)	918,678
Net increase (decrease) in net assets resulting from operations	15,836,973	(2,172,604)	4,650,131	23,359,693	19,433,597	(699,659)	(245,207)	9,617,473	36,280,991	(54,356)

Unit transactions:
Purchases	829,244	1,321,065	244,255	481,987	953,633	713,212	361,460	411,786	2,488,733	804,642
Net transfers	3,872,511	(6,810,168)	1,837,663	(6,237,265)	(3,229,286)	3,479,113	(3,053,783)	(2,354,224)	(7,347,513)	6,918,607
Surrenders for benefit payments and fees	(16,997,138)	(32,412,807)	(3,594,021)	(18,503,352)	(17,488,809)	(16,996,751)	(11,273,493)	(10,225,075)	(62,390,735)	(22,179,837)
Other transactions	(18,274)	5,397	1,364	6,024	14,803	(252)	2,407	2,447	(5,057)	4,667
Death benefits	(3,407,830)	(5,713,904)	(498,797)	(4,051,190)	(3,502,888)	(3,912,531)	(2,134,255)	(1,654,768)	(13,666,510)	(4,481,597)
Net annuity transactions	(154,519)	(187,409)	(36,527)	(603,975)	(213,222)	(155,168)	(142,672)	(153,072)	(1,644,396)	(384,777)
Net increase (decrease) in net assets resulting from unit transactions	(15,876,006)	(43,797,826)	(2,046,063)	(28,907,771)	(23,465,769)	(16,872,377)	(16,240,336)	(13,972,906)	(82,565,478)	(19,318,295)
Net increase (decrease) in net assets	(39,033)	(45,970,430)	2,604,068	(5,548,078)	(4,032,172)	(17,572,036)	(16,485,543)	(4,355,433)	(46,284,487)	(19,372,651)

Net assets:
Beginning of period	136,564,163	358,923,952	37,027,846	246,109,550	198,831,957	116,065,166	143,602,098	108,172,352	660,643,292	164,814,005
End of period	$136,525,130	$312,953,522	$39,631,914	$240,561,472	$194,799,785	$98,493,130	$127,116,555	$103,816,919	$614,358,805	$145,441,354

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Hartford Value HLS Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Growth V.I. Fund	Jennison 20/20 Focus Fund	Jennison Fund	Prudential Value Portfolio	Prudential SP International Growth Portfolio	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT Total Return Bond Fund	Wells Fargo VT Intrinsic Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account (3)

Operations:
Net investment income (loss)	$310,292	$2,436	$(8,336)	$(2,727)	$(2,938)	$(1,163)	$(302)	$(62,221)	$(5,502)	$26,699
Net realized gain (loss) on security transactions	9,541,492	9,039	55,676	11,180	1,338	1,066	366	439,156	76,565	(570,315)
Net realized gain distributions	23,658,070	1,304	57,334	—	—	—	—	180,372	—	1,033,139
Change in unrealized appreciation (depreciation) during the period	(12,481,939)	(1,879)	(69,629)	(10,563)	(3,613)	7,011	(1,384)	(209,225)	26,454	(519,204)
Net increase (decrease) in net assets resulting from operations	21,027,915	10,900	35,045	(2,110)	(5,213)	6,914	(1,320)	348,082	97,517	(29,681)

Unit transactions:
Purchases	992,237	16,550	—	—	—	—	—	—	—	—
Net transfers	(3,882,378)	(88,063)	(143,099)	(40,928)	—	(1,324)	(3,517)	111,922	(4,319,614)	(3,503,728)
Surrenders for benefit payments and fees	(19,413,010)	(24,307)	(90,939)	(5,743)	—	(601)	(280)	(737,155)	(420,585)	(116,841)
Other transactions	(41,087)	2	1	—	2	—	—	3	74	(28)
Death benefits	(3,838,429)	(66,326)	(30,170)	—	—	—	—	(72,565)	(29,073)	(696)
Net annuity transactions	(452,502)	(1,081)	657	(898)	—	—	(174)	(16,951)	(97,239)	(214,536)
Net increase (decrease) in net assets resulting from unit transactions	(26,635,169)	(163,225)	(263,550)	(47,569)	2	(1,925)	(3,971)	(714,746)	(4,866,437)	(3,835,829)
Net increase (decrease) in net assets	(5,607,254)	(152,325)	(228,505)	(49,679)	(5,211)	4,989	(5,291)	(366,664)	(4,768,920)	(3,865,510)

Net assets:
Beginning of period	196,284,272	916,632	913,685	162,622	168,977	76,514	22,175	6,403,060	4,768,920	3,865,510
End of period	$190,677,018	$764,307	$685,180	$112,943	$163,766	$81,503	$16,884	$6,036,396	$—	$—

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2016

	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Small Cap Value Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (4)	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$39,401	$(27,422)	$(8,188)	$(2,170)	$5,642	$1,280,597
Net realized gain (loss) on security transactions	(72,531)	(8,906)	(3,264)	234,858	31,234	2,180,172
Net realized gain distributions	252,493	144,607	31,701	—	129,721	12,921,467
Change in unrealized appreciation (depreciation) during the period	(175,745)	(23,430)	(1,183)	(155,287)	(40,472)	842,590
Net increase (decrease) in net assets resulting from operations	43,618	84,849	19,066	77,401	126,125	17,224,826

Unit transactions:
Purchases	660	165	—	—	—	1,436,946
Net transfers	7,010	(23,674)	(25,156)	(1,370,372)	76,706	(972,300)
Surrenders for benefit payments and fees	(385,223)	(116,003)	(52,892)	(48,011)	(68,104)	(16,015,349)
Other transactions	(97)	10	(1)	(1)	(1)	(33,686)
Death benefits	(54,935)	(6,243)	—	(9,458)	(20,294)	(4,582,346)
Net annuity transactions	6,691	5,554	—	(18,862)	(1,501)	295,310
Net increase (decrease) in net assets resulting from unit transactions	(425,894)	(140,191)	(78,049)	(1,446,704)	(13,194)	(19,871,425)
Net increase (decrease) in net assets	(382,276)	(55,342)	(58,983)	(1,369,303)	112,931	(2,646,599)

Net assets:
Beginning of period	3,433,190	1,586,185	481,937	1,369,303	1,185,319	189,250,741
End of period	$3,050,914	$1,530,843	$422,954	$—	$1,298,250	$186,604,142

The accompanying notes are an integral part of these financial statements.

(1) Formerly Invesco V.I. Money Market Fund. Change effective April 29, 2016.
(2) Liquidated as of April 29, 2016.
(3) Liquidated as of April 29, 2016.
(4) Liquidated as of April 29, 2016.

SEPARATE ACCOUNT ONE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2015

	Invesco V.I. Money Market Fund	Wells Fargo VT Omega Growth Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund
	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(636,847)	$(105,198)	$4,272,633	$7,921,707	$(12,399,782)	$3,106,510	$(1,153,917)	$(1,972,678)	$(1,899,508)	$(3,902,160)
Net realized gain (loss) on security transactions	—	150,371	61,880,671	1,228,725	68,156,717	61,529,865	6,213,757	10,224,528	16,320,252	6,360,135
Net realized gain distributions	—	969,631	—	13,486,988	374,380,118	181,246,906	8,788,885	8,399,701	64,257,550	52,007,658
Change in unrealized appreciation (depreciation) during the period	—	(1,017,041)	(80,348,531)	(34,535,481)	(432,798,222)	(280,139,278)	(5,280,645)	(5,185,880)	(67,915,456)	(30,206,399)
Net increase (decrease) in net assets resulting from operations	(636,847)	(2,237)	(14,195,227)	(11,898,061)	(2,661,169)	(34,255,997)	8,568,080	11,465,671	10,762,838	24,259,234

Unit transactions:
Purchases	824,352	525	5,711,498	2,891,880	7,135,639	4,787,257	119,995	890,960	1,468,725	1,858,569
Net transfers	48,897,239	(174,373)	(4,102,340)	(2,755,896)	(37,630,881)	(22,156,902)	(2,218,193)	3,280,437	(3,856,025)	10,910,076
Surrenders for benefit payments and fees	(39,215,459)	(956,944)	(152,573,906)	(75,542,338)	(219,944,960)	(159,796,970)	(7,373,463)	(20,981,428)	(29,287,551)	(31,880,820)
Other transactions	85	719	21,733	15,794	(28,917)	8,240	915	(9,143)	7,914	(30,079)
Death benefits	(4,919,850)	(259,588)	(38,362,894)	(15,269,906)	(43,295,770)	(30,646,837)	(1,260,566)	(3,716,626)	(5,777,984)	(5,156,089)
Net annuity transactions	(128,039)	(26,283)	(1,770,774)	(507,213)	(2,760,786)	(1,392,256)	(184,397)	61,359	(61,367)	229,606
Net increase (decrease) in net assets resulting from unit transactions	5,458,328	(1,415,944)	(191,076,683)	(91,167,679)	(296,525,675)	(209,197,468)	(10,915,709)	(20,474,441)	(37,506,288)	(24,068,737)
Net increase (decrease) in net assets	4,821,481	(1,418,181)	(205,271,910)	(103,065,740)	(299,186,844)	(243,453,465)	(2,347,629)	(9,008,770)	(26,743,450)	190,497

Net assets:
Beginning of period	41,353,328	6,456,747	1,357,094,654	622,463,306	2,127,277,144	1,445,286,253	75,983,002	188,040,587	227,938,443	252,165,204
End of period	$46,174,809	$5,038,566	$1,151,822,744	$519,397,566	$1,828,090,300	$1,201,832,788	$73,635,373	$179,031,817	$201,194,993	$252,355,701

(1) Formerly Wells Fargo Advantage VT Omega Growth Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$7,740,024	$(641,382)	$(232,597)	$(3,273,848)	$(2,382,116)	$(1,698,926)	$(2,417,495)	$(1,919,870)	$2,064,768	$108,533
Net realized gain (loss) on security transactions	(4,865,494)	14,631,186	331,228	19,410,332	8,492,775	18,489	7,103,883	6,954,398	48,241,024	(1,654,753)
Net realized gain distributions	—	—	6,826,256	30,368,244	30,869,180	12,144	31,300,473	12,480,450	—	—
Change in unrealized appreciation (depreciation) during the period	(11,738,513)	(10,736,354)	(9,385,842)	(44,487,467)	(42,121,028)	(185,026)	(51,235,114)	(19,391,667)	(41,704,628)	1,437,984
Net increase (decrease) in net assets resulting from operations	(8,863,983)	3,253,450	(2,460,955)	2,017,261	(5,141,189)	(1,853,319)	(15,248,253)	(1,876,689)	8,601,164	(108,236)

Unit transactions:
Purchases	725,946	2,258,869	228,880	424,057	1,275,090	788,554	808,982	892,519	3,026,196	1,070,575
Net transfers	(7,933,877)	4,585,315	(2,669,774)	(3,980,559)	(4,185,939)	(3,186,914)	(4,503,353)	(4,232,241)	(10,852,085)	8,001,627
Surrenders for benefit payments and fees	(21,647,930)	(47,524,217)	(5,155,842)	(26,808,074)	(24,340,326)	(19,668,793)	(18,108,081)	(14,363,002)	(78,333,541)	(26,303,229)
Other transactions	2,480	(11,809)	1,140	1,603	(498)	6,038	(1,625)	(9,779)	795	5,803
Death benefits	(3,989,417)	(8,458,833)	(769,872)	(5,143,159)	(5,357,305)	(3,109,598)	(3,158,564)	(2,576,348)	(18,212,318)	(4,904,265)
Net annuity transactions	(568,938)	(127,982)	(111,152)	16,721	(286,066)	103,616	(46,853)	(95,210)	(415,354)	283,680
Net increase (decrease) in net assets resulting from unit transactions	(33,411,736)	(49,278,657)	(8,476,620)	(35,489,411)	(32,895,044)	(25,067,097)	(25,009,494)	(20,384,061)	(104,786,307)	(21,845,809)
Net increase (decrease) in net assets	(42,275,719)	(46,025,207)	(10,937,575)	(33,472,150)	(38,036,233)	(26,920,416)	(40,257,747)	(22,260,750)	(96,185,143)	(21,954,045)

Net assets:
Beginning of period	178,839,882	404,949,159	47,965,421	279,581,700	236,868,190	142,985,582	183,859,845	130,433,102	756,828,435	186,768,050
End of period	$136,564,163	$358,923,952	$37,027,846	$246,109,550	$198,831,957	$116,065,166	$143,602,098	$108,172,352	$660,643,292	$164,814,005

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Hartford Value HLS Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Growth V.I. Fund	Jennison 20/20 Focus Fund	Jennison Fund	Prudential Value Portfolio	Prudential SP International Growth Portfolio	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT Total Return Bond Fund	Wells Fargo VT Intrinsic Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)

Operations:
Net investment income (loss)	$(161,082)	$(6,558)	$(11,635)	$(2,527)	$(3,033)	$(1,265)	$(628)	$(61,566)	$(27,662)	$(45,780)
Net realized gain (loss) on security transactions	16,260,685	71,309	61,642	1,834	1,403	500	2,776	587,468	13,136	392,419
Net realized gain distributions	6,874,742	13,004	51,371	—	—	—	—	—	—	654,212
Change in unrealized appreciation (depreciation) during the period	(32,634,935)	(89,318)	(90,335)	6,044	15,599	(7,606)	(1,822)	(562,407)	(65,499)	(1,085,785)
Net increase (decrease) in net assets resulting from operations	(9,660,590)	(11,563)	11,043	5,351	13,969	(8,371)	326	(36,505)	(80,025)	(84,934)

Unit transactions:
Purchases	673,223	156	—	—	—	—	—	—	23,441	—
Net transfers	(5,999,279)	65,424	(66,348)	37,408	—	827	—	(43,338)	105,555	(15,266)
Surrenders for benefit payments and fees	(26,564,219)	(161,735)	(159,614)	(2,507)	(1)	—	(1,029)	(1,375,877)	(1,107,789)	(1,388,203)
Other transactions	2,027	1	2	6	1	—	—	864	65	37
Death benefits	(4,235,394)	(9,527)	(33,144)	—	—	—	(10,690)	(201,877)	(180,220)	(223,577)
Net annuity transactions	(461,527)	8,834	8,858	(994)	—	—	(201)	(19,048)	17,638	92,220
Net increase (decrease) in net assets resulting from unit transactions	(36,585,169)	(96,847)	(250,246)	33,913	—	827	(11,920)	(1,639,276)	(1,141,310)	(1,534,789)
Net increase (decrease) in net assets	(46,245,759)	(108,410)	(239,203)	39,264	13,969	(7,544)	(11,594)	(1,675,781)	(1,221,335)	(1,619,723)

Net assets:
Beginning of period	242,530,031	1,025,042	1,152,888	123,358	155,008	84,058	33,769	8,078,841	5,990,255	5,485,233
End of period	$196,284,272	$916,632	$913,685	$162,622	$168,977	$76,514	$22,175	$6,403,060	$4,768,920	$3,865,510

(2) Formerly Wells Fargo Advantage VT Index Asset Allocation Fund. Change effective December 15, 2015.
(3) Formerly Wells Fargo Advantage VT Total Return Bond Fund. Change effective December 15, 2015.
(4) Formerly Wells Fargo Advantage VT Intrinsic Value Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2015

	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Small Cap Value Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund
	Sub-Account (5)	Sub-Account (6)	Sub-Account (7)	Sub-Account (8)	Sub-Account (9)	Sub-Account

Operations:
Net investment income (loss)	$89,758	$(32,867)	$(9,954)	$(22,316)	$(20,983)	$(2,191,461)
Net realized gain (loss) on security transactions	83,937	139,761	24,978	58,695	123,083	3,256,147
Net realized gain distributions	—	207,473	74,342	—	141,223	2,364,279
Change in unrealized appreciation (depreciation) during the period	(95,193)	(372,963)	(103,569)	(239,436)	(298,084)	(4,071,879)
Net increase (decrease) in net assets resulting from operations	78,502	(58,596)	(14,203)	(203,057)	(54,761)	(642,914)

Unit transactions:
Purchases	25,080	6,805	—	80	—	3,434,370
Net transfers	21,867	88,641	16,755	13,287	(21,216)	(2,540,946)
Surrenders for benefit payments and fees	(625,077)	(214,890)	(64,211)	(262,256)	(221,023)	(22,591,359)
Other transactions	(92)	(65)	1	(21)	879	(767)
Death benefits	(177,159)	(175,072)	—	(5,502)	(63,700)	(5,923,236)
Net annuity transactions	21,497	16,308	—	7,229	27,580	(500,097)
Net increase (decrease) in net assets resulting from unit transactions	(733,884)	(278,273)	(47,455)	(247,183)	(277,480)	(28,122,035)
Net increase (decrease) in net assets	(655,382)	(336,869)	(61,658)	(450,240)	(332,241)	(28,764,949)

Net assets:
Beginning of period	4,088,572	1,923,054	543,595	1,819,543	1,517,560	218,015,690
End of period	$3,433,190	$1,586,185	$481,937	$1,369,303	$1,185,319	$189,250,741

(5) Formerly Wells Fargo Advantage VT International Equity Fund. Change effective December 15, 2015.
(6) Formerly Wells Fargo Advantage VT Small Cap Growth Fund. Change effective December 15, 2015.
(7) Formerly Wells Fargo Advantage VT Discovery Fund. Change effective December 15, 2015.
(8) Formerly Wells Fargo Advantage VT Small Cap Value Fund. Change effective December 15, 2015.
(9) Formerly Wells Fargo Advantage VT Opportunity Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Hartford Life and Annuity Insurance Company
Notes to Financial Statements
December 31, 2016

1. Organization:

Separate Account One (the “Account”) is a separate investment account established by Hartford Life and Annuity Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

The Account is comprised of the following Sub-Accounts:

Invesco V.I. Government Money Market Fund (Formerly Invesco V.I. Money Market Fund), Wells Fargo VT Omega Growth Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, BlackRock Global Opportunities V.I. Fund, BlackRock Large Cap Growth V.I. Fund, Jennison 20/20 Focus Fund, Jennison Fund, Prudential Value Portfolio, Prudential SP International Growth Portfolio, Wells Fargo VT Index Asset Allocation Fund, Wells Fargo VT Total Return Bond Fund*, Wells Fargo VT Intrinsic Value Fund*, Wells Fargo VT International Equity Fund, Wells Fargo VT Small Cap Growth Fund, Wells Fargo VT Discovery Fund, Wells Fargo VT Small Cap Value Fund*, Wells Fargo VT Opportunity Fund, HIMCO VIT Index Fund.

* During 2016, this Sub-Account was liquidated.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2016 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2016, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Account. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2016 and 2015.

g) Accounting for Uncertain Tax Positions - The federal audit of the years 2012 and 2013 began in March 2015 and is expected to be completed in 2017. Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2016.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.50% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $30 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

c) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

MAV/EPB Death Benefit Charge maximum of 0.30%
The Hartford’s Principal First Charge maximum of 0.75%
The Hartford’s Principal First Preferred Charge maximum of 0.20%
MAV 70 Death Benefit maximum of 0.20%
Optional Death Benefit maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

d) Transactions with Related Parties - The Sponsor and its affiliates receive fees from the HLS and HIMCO VIT funds for services provided to these Funds. The fees received for these services are a maximum of 1.11% and 0.55%, respectively, of the Funds’ average daily net assets.

4. Purchases and Sales of Investments:
The cost of purchases and proceeds from sales of investments for the period ended December 31, 2016 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
Invesco V.I. Government Money Market Fund+	$82,332,344	$75,312,837
Wells Fargo VT Omega Growth Fund	$471,056	$837,757
Hartford Balanced HLS Fund	$42,518,330	$175,680,905
Hartford Total Return Bond HLS Fund	$34,911,947	$95,117,349
Hartford Capital Appreciation HLS Fund	$192,926,359	$281,103,632
Hartford Dividend and Growth HLS Fund	$175,700,525	$193,323,237
Hartford Healthcare HLS Fund	$15,006,742	$9,521,669
Hartford Global Growth HLS Fund	$24,394,652	$34,469,662
Hartford Disciplined Equity HLS Fund	$37,809,312	$42,536,685
Hartford Growth Opportunities HLS Fund	$44,550,841	$55,978,532
Hartford High Yield HLS Fund	$26,587,750	$36,350,555
Hartford International Opportunities HLS Fund	$16,497,395	$60,218,386
Hartford Small/Mid Cap Equity HLS Fund	$10,075,709	$10,064,519
Hartford MidCap HLS Fund	$24,927,855	$32,192,861
Hartford MidCap Value HLS Fund	$33,199,449	$33,183,504
Hartford Ultrashort Bond HLS Fund	$15,874,777	$33,999,954
Hartford Small Company HLS Fund	$16,340,061	$21,560,969
Hartford SmallCap Growth HLS Fund	$12,438,319	$23,442,992
Hartford Stock HLS Fund	$22,761,423	$102,962,897
Hartford U.S. Government Securities HLS Fund	$31,591,286	$50,656,814
Hartford Value HLS Fund	$32,917,912	$35,584,753
BlackRock Global Opportunities V.I. Fund	$19,109	$178,595
BlackRock Large Cap Growth V.I. Fund	$75,459	$290,011
Jennison 20/20 Focus Fund	$3,078	$53,375
Jennison Fund	$1	$2,937
Prudential Value Portfolio	$95	$3,183
Prudential SP International Growth Portfolio	$14	$4,287
Wells Fargo VT Index Asset Allocation Fund	$752,548	$1,349,143
Wells Fargo VT Total Return Bond Fund+	$223,918	$5,095,848
Wells Fargo VT Intrinsic Value Fund+	$1,116,115	$3,892,107
Wells Fargo VT International Equity Fund	$656,679	$790,679
Wells Fargo VT Small Cap Growth Fund	$273,642	$296,648
Wells Fargo VT Discovery Fund	$55,717	$110,252
Wells Fargo VT Small Cap Value Fund+	$85,339	$1,534,213
Wells Fargo VT Opportunity Fund	$280,649	$158,477
HIMCO VIT Index Fund	$24,883,176	$30,552,547

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2016 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
Invesco V.I. Government Money Market Fund+	8,712,713	7,888,807	823,906
Wells Fargo VT Omega Growth Fund	31,690	134,566	(102,876)
Hartford Balanced HLS Fund	8,905,754	48,560,229	(39,654,475)
Hartford Total Return Bond HLS Fund	10,239,049	36,549,521	(26,310,472)
Hartford Capital Appreciation HLS Fund	5,885,958	47,015,160	(41,129,202)
Hartford Dividend and Growth HLS Fund	8,785,161	50,284,623	(41,499,462)
Hartford Healthcare HLS Fund	140,251	1,690,465	(1,550,214)
Hartford Global Growth HLS Fund	3,873,977	16,662,341	(12,788,364)
Hartford Disciplined Equity HLS Fund	5,116,909	17,501,535	(12,384,626)
Hartford Growth Opportunities HLS Fund	3,598,585	17,596,295	(13,997,710)
Hartford High Yield HLS Fund	7,972,433	15,604,851	(7,632,418)
Hartford International Opportunities HLS Fund	7,764,672	29,406,241	(21,641,569)
Hartford Small/Mid Cap Equity HLS Fund	474,106	631,474	(157,368)
Hartford MidCap HLS Fund	164,161	4,505,099	(4,340,938)
Hartford MidCap Value HLS Fund	2,786,526	11,370,812	(8,584,286)
Hartford Ultrashort Bond HLS Fund	13,741,466	26,433,769	(12,692,303)
Hartford Small Company HLS Fund	1,882,133	7,715,607	(5,833,474)
Hartford SmallCap Growth HLS Fund	3,027,495	8,537,666	(5,510,171)
Hartford Stock HLS Fund	5,759,068	27,088,706	(21,329,638)
Hartford U.S. Government Securities HLS Fund	22,102,015	36,894,289	(14,792,274)
Hartford Value HLS Fund	3,456,166	16,627,541	(13,171,375)
BlackRock Global Opportunities V.I. Fund	2,077	113,448	(111,371)
BlackRock Large Cap Growth V.I. Fund	9,135	179,596	(170,461)
Jennison 20/20 Focus Fund	1,591	7,431	(5,840)
Jennison Fund	—	—	—
Prudential Value Portfolio	64	1,279	(1,215)
Prudential SP International Growth Portfolio	14	3,857	(3,843)
Wells Fargo VT Index Asset Allocation Fund	256,849	640,072	(383,223)
Wells Fargo VT Total Return Bond Fund+	135,771	3,224,738	(3,088,967)
Wells Fargo VT Intrinsic Value Fund+	25,347	2,301,289	(2,275,942)
Wells Fargo VT International Equity Fund	111,135	298,933	(187,798)
Wells Fargo VT Small Cap Growth Fund	43,155	102,544	(59,389)
Wells Fargo VT Discovery Fund	1,111	4,604	(3,493)
Wells Fargo VT Small Cap Value Fund+	5,876	113,213	(107,337)
Wells Fargo VT Opportunity Fund	6,769	7,728	(959)
HIMCO VIT Index Fund	3,402,679	8,582,759	(5,180,080)

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2015 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
Invesco V.I. Money Market Fund	8,159,084	7,590,666	568,418
Wells Fargo VT Omega Growth Fund	28,618	199,966	(171,348)
Hartford Balanced HLS Fund	10,175,834	62,273,568	(52,097,734)
Hartford Total Return Bond HLS Fund	9,626,933	47,019,452	(37,392,519)
Hartford Capital Appreciation HLS Fund	6,212,531	55,881,022	(49,668,491)
Hartford Dividend and Growth HLS Fund	7,172,045	62,127,196	(54,955,151)
Hartford Healthcare HLS Fund	110,362	2,082,177	(1,971,815)
Hartford Global Growth HLS Fund	7,732,050	18,211,982	(10,479,932)
Hartford Disciplined Equity HLS Fund	5,223,780	23,520,744	(18,296,964)
Hartford Growth Opportunities HLS Fund	9,770,249	18,685,346	(8,915,097)
Hartford High Yield HLS Fund	7,527,582	22,682,751	(15,155,169)
Hartford International Opportunities HLS Fund	11,541,406	34,687,712	(23,146,306)
Hartford Small/Mid Cap Equity HLS Fund	234,304	755,238	(520,934)
Hartford MidCap HLS Fund	244,730	5,342,633	(5,097,903)
Hartford MidCap Value HLS Fund	2,633,182	14,239,885	(11,606,703)
Hartford Ultrashort Bond HLS Fund	10,382,329	30,638,051	(20,255,722)
Hartford Small Company HLS Fund	1,906,736	10,011,011	(8,104,275)
Hartford SmallCap Growth HLS Fund	4,204,158	11,776,224	(7,572,066)
Hartford Stock HLS Fund	5,703,596	33,527,923	(27,824,327)
Hartford U.S. Government Securities HLS Fund	16,924,218	35,762,571	(18,838,353)
Hartford Value HLS Fund	3,161,299	21,073,828	(17,912,529)
BlackRock Global Opportunities V.I. Fund	269,567	331,972	(62,405)
BlackRock Large Cap Growth V.I. Fund	19,732	178,333	(158,601)
Jennison 20/20 Focus Fund	1,705	1,138	567
Jennison Fund	—	—	—
Prudential Value Portfolio	584	60	524
Prudential SP International Growth Portfolio	9	11,611	(11,602)
Wells Fargo VT Index Asset Allocation Fund	31,949	897,325	(865,376)
Wells Fargo VT Total Return Bond Fund	139,029	874,326	(735,297)
Wells Fargo VT Intrinsic Value Fund	107,273	993,737	(886,464)
Wells Fargo VT International Equity Fund	113,036	422,605	(309,569)
Wells Fargo VT Small Cap Growth Fund	71,771	147,263	(75,492)
Wells Fargo VT Discovery Fund	1,476	3,309	(1,833)
Wells Fargo VT Small Cap Value Fund	6,181	23,984	(17,803)
Wells Fargo VT Opportunity Fund	10,423	26,091	(15,668)
HIMCO VIT Index Fund	2,386,994	9,150,718	(6,763,724)

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2016. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Invesco V.I. Government Money Market Fund+
2016	5,626,571	$9.132221	to	$9.730538	$53,194,313	0.80%	to	2.55%	—%	to	0.10%	(2.49)%	to	(0.70)%
2015	4,802,665	$9.365195	to	$9.799314	$46,174,809	0.80%	to	2.55%	0.01%	to	0.01%	(2.51)%	to	(0.79)%
2014	4,234,247	$9.606048	to	$9.876949	$41,353,328	0.80%	to	2.55%	0.01%	to	0.01%	(2.51)%	to	(0.78)%
2013	3,394,221	$9.852873	to	$9.954980	$33,630,633	0.80%	to	2.55%	0.01%	to	0.01%	(1.47)%	to	(0.45)%
Wells Fargo VT Omega Growth Fund
2016	704,868	$19.831134	to	$25.958863	$4,423,824	1.15%	to	2.35%	—%	to	—%	(1.58)%	to	(0.63)%
2015	807,744	$19.957208	to	$26.374297	$5,038,566	1.15%	to	2.35%	—%	to	—%	(0.74)%	to	0.19%
2014	979,092	$19.920292	to	$26.249141	$6,456,747	1.15%	to	2.55%	—%	to	—%	1.47%	to	2.68%
2013	1,193,061	$19.400901	to	$26.001572	$7,468,211	1.15%	to	2.45%	—%	to	0.14%	36.83%	to	38.28%
2012	1,630,901	$14.029736	to	$19.080965	$7,159,180	1.15%	to	2.35%	—%	to	—%	17.95%	to	19.01%
Hartford Balanced HLS Fund
2016	278,392,228	$1.954815	to	$19.898825	$1,052,747,522	0.40%	to	2.55%	2.71%	to	2.83%	3.37%	to	5.61%
2015	318,046,703	$1.850919	to	$19.250700	$1,151,822,744	0.40%	to	2.55%	1.31%	to	1.31%	(2.34)%	to	(0.22)%
2014	370,144,437	$1.855045	to	$19.712918	$1,357,094,654	0.40%	to	2.55%	1.83%	to	2.12%	7.03%	to	9.35%
2013	446,306,227	$1.696400	to	$18.418724	$1,516,791,668	0.40%	to	2.55%	1.59%	to	1.77%	18.14%	to	20.71%
2012	542,794,228	$1.405407	to	$15.590722	$1,539,860,855	0.40%	to	2.55%	2.22%	to	2.60%	9.20%	to	11.57%
Hartford Total Return Bond HLS Fund
2016	177,331,939	$1.968185	to	$12.908151	$467,443,964	0.40%	to	2.55%	2.58%	to	2.71%	1.86%	to	4.08%
2015	203,642,411	$1.891093	to	$12.672052	$519,397,566	0.40%	to	2.55%	3.06%	to	3.12%	(3.09)%	to	(0.98)%
2014	241,034,930	$1.909886	to	$13.076162	$622,463,306	0.40%	to	2.55%	3.27%	to	3.31%	3.22%	to	5.46%
2013	292,562,176	$1.810923	to	$12.668017	$718,141,419	0.40%	to	2.55%	3.46%	to	3.98%	(3.85)%	to	(1.76)%
2012	388,786,525	$1.843325	to	$13.174951	$973,364,764	0.40%	to	2.55%	2.57%	to	4.02%	4.83%	to	7.11%
Hartford Capital Appreciation HLS Fund
2016	246,559,067	$3.761622	to	$23.612886	$1,646,017,785	0.80%	to	2.55%	1.02%	to	1.09%	2.59%	to	4.68%
2015	287,688,269	$3.593428	to	$23.016388	$1,828,090,300	0.80%	to	2.55%	0.62%	to	0.84%	(1.75)%	to	0.21%
2014	337,356,760	$3.585829	to	$23.426717	$2,127,277,144	0.80%	to	2.55%	0.75%	to	0.84%	4.34%	to	6.45%
2013	410,621,021	$3.368498	to	$22.451963	$2,431,183,307	0.80%	to	2.55%	0.82%	to	0.87%	35.23%	to	37.97%
2012	512,020,129	$2.441453	to	$16.602826	$2,190,819,802	0.80%	to	2.55%	0.94%	to	1.38%	15.07%	to	17.40%
Hartford Dividend and Growth HLS Fund
2016	279,738,360	$3.101235	to	$22.708926	$1,189,671,255	0.80%	to	2.55%	1.97%	to	2.08%	11.70%	to	13.97%
2015	321,237,822	$2.721082	to	$20.330445	$1,201,832,788	0.80%	to	2.55%	1.02%	to	1.43%	(3.89)%	to	(1.94)%
2014	376,192,973	$2.775051	to	$21.153929	$1,445,286,253	0.80%	to	2.55%	1.70%	to	1.79%	9.85%	to	12.06%
2013	462,347,332	$2.476393	to	$19.257583	$1,590,714,189	0.80%	to	2.55%	1.86%	to	2.30%	28.27%	to	30.87%
2012	575,670,964	$1.892224	to	$15.013240	$1,517,879,193	0.80%	to	2.55%	2.02%	to	2.08%	10.46%	to	12.69%
Hartford Healthcare HLS Fund
2016	11,487,014	$5.589978	to	$30.282716	$58,451,658	0.80%	to	2.55%	3.31%	to	3.53%	(10.94)%	to	(9.12)%
2015	13,037,228	$6.151035	to	$34.002148	$73,635,373	0.80%	to	2.55%	—%	to	—%	10.13%	to	12.31%
2014	15,009,043	$5.476878	to	$30.873490	$75,983,002	0.80%	to	2.55%	0.04%	to	0.25%	23.80%	to	26.38%
2013	18,163,593	$4.333651	to	$24.937357	$72,947,205	0.80%	to	2.55%	0.37%	to	0.50%	47.69%	to	50.63%
2012	22,689,310	$2.876933	to	$16.885262	$60,500,984	0.80%	to	2.55%	0.13%	to	0.38%	17.30%	to	19.66%
Hartford Global Growth HLS Fund
2016	72,903,605	$2.093127	to	$22.682648	$153,417,357	0.80%	to	2.55%	0.67%	to	0.69%	(0.61)%	to	1.14%
2015	85,691,969	$2.069529	to	$22.822896	$179,031,817	0.80%	to	2.55%	0.50%	to	0.52%	5.32%	to	7.18%
2014	96,171,901	$1.930927	to	$21.670355	$188,040,587	0.80%	to	2.55%	0.48%	to	0.51%	4.10%	to	5.94%
2013	94,478,846	$1.822696	to	$20.816848	$177,587,816	0.80%	to	2.55%	0.73%	to	0.74%	32.87%	to	35.21%
2012	120,116,052	$1.348049	to	$15.667530	$166,913,960	0.80%	to	2.55%	0.22%	to	0.53%	20.30%	to	22.42%
Hartford Disciplined Equity HLS Fund
2016	77,020,488	$2.286715	to	$25.837095	$181,201,385	0.80%	to	2.55%	0.85%	to	1.02%	3.10%	to	4.92%
2015	89,405,114	$2.179532	to	$25.060840	$201,194,993	0.80%	to	2.55%	0.74%	to	1.44%	4.15%	to	5.98%
2014	107,702,078	$2.056488	to	$24.063400	$227,938,443	0.80%	to	2.55%	0.68%	to	2.24%	13.26%	to	15.26%
2013	133,677,166	$1.784287	to	$21.246786	$242,350,442	0.80%	to	2.55%	0.95%	to	1.01%	32.40%	to	34.74%
2012	174,299,526	$1.324286	to	$16.047298	$232,837,326	0.80%	to	2.55%	1.27%	to	1.45%	14.66%	to	16.68%
Hartford Growth Opportunities HLS Fund
2016	67,631,677	$3.429784	to	$26.087593	$206,213,112	0.40%	to	2.55%	0.43%	to	0.47%	(3.00)%	to	(0.89)%
2015	81,629,387	$3.460506	to	$26.893486	$252,355,701	0.40%	to	2.55%	0.03%	to	0.13%	8.92%	to	11.29%
2014	90,544,484	$3.109462	to	$24.690357	$252,165,204	0.40%	to	2.55%	0.13%	to	0.17%	11.27%	to	13.69%
2013	62,070,651	$2.735071	to	$22.189472	$155,681,975	0.40%	to	2.55%	0.01%	to	0.01%	32.33%	to	35.20%
2012	75,494,043	$2.022954	to	$16.768515	$139,064,857	0.40%	to	2.55%	—%	to	—%	23.67%	to	26.35%
Hartford High Yield HLS Fund
2016	56,485,362	$2.478598	to	$21.140145	$136,525,130	0.80%	to	2.55%	3.69%	to	6.09%	11.37%	to	13.34%
2015	64,117,780	$2.186871	to	$18.981158	$136,564,163	0.80%	to	2.55%	6.44%	to	6.65%	(6.71)%	to	(5.07)%
2014	79,272,949	$2.303596	to	$20.347426	$178,839,882	0.80%	to	2.55%	7.37%	to	8.40%	—%	to	1.76%
2013	98,773,540	$2.263745	to	$20.348314	$218,336,536	0.80%	to	2.55%	6.30%	to	7.84%	3.75%	to	5.58%
2012	122,942,222	$2.144052	to	$19.612630	$255,551,730	0.80%	to	2.55%	8.47%	to	8.55%	10.26%	to	13.40%
Hartford International Opportunities HLS Fund
2016	150,412,212	$1.819965	to	$16.607316	$312,953,522	0.80%	to	2.55%	1.61%	to	1.67%	(1.29)%	to	0.45%
2015	172,053,781	$1.811811	to	$16.824799	$358,923,952	0.80%	to	2.55%	1.41%	to	1.65%	(0.69)%	to	1.06%
2014	195,200,087	$1.792737	to	$16.941682	$404,949,159	0.80%	to	2.55%	2.16%	to	2.30%	(6.30)%	to	(4.64)%
2013	232,215,892	$1.879979	to	$18.079868	$506,821,743	0.80%	to	2.55%	2.14%	to	2.49%	18.49%	to	20.58%
2012	289,448,409	$1.559067	to	$15.258314	$522,452,177	0.80%	to	2.55%	1.59%	to	1.89%	17.17%	to	19.24%
Hartford Small/Mid Cap Equity HLS Fund
2016	2,272,980	$18.534168	to	$28.231984	$39,631,914	0.80%	to	2.55%	0.94%	to	1.44%	13.41%	to	15.56%
2015	2,430,348	$16.038953	to	$24.894745	$37,027,846	0.80%	to	2.55%	0.96%	to	1.20%	(7.36)%	to	(5.49)%
2014	2,951,282	$16.971289	to	$26.873052	$47,965,421	0.80%	to	2.55%	0.21%	to	1.52%	2.36%	to	4.39%
2013	3,640,558	$16.258339	to	$26.320933	$57,071,140	0.80%	to	2.50%	1.29%	to	1.47%	33.70%	to	36.42%
2012	4,180,905	$11.918226	to	$19.686458	$48,498,557	0.80%	to	2.50%	0.31%	to	0.59%	12.73%	to	14.95%
Hartford MidCap HLS Fund
2016	32,993,588	$5.748452	to	$26.447490	$240,561,472	0.80%	to	2.55%	0.03%	to	0.17%	8.88%	to	11.09%
2015	37,334,526	$5.174805	to	$24.291157	$246,109,550	0.80%	to	2.55%	0.08%	to	0.08%	(1.21)%	to	0.79%
2014	42,432,429	$5.134350	to	$24.589850	$279,581,700	0.80%	to	2.55%	—%	to	0.10%	8.30%	to	10.48%
2013	49,557,124	$4.647111	to	$22.706284	$297,965,842	0.80%	to	2.55%	0.02%	to	0.11%	35.95%	to	38.70%
2012	60,872,158	$3.350368	to	$16.702019	$264,557,017	0.80%	to	2.55%	0.58%	to	0.76%	16.14%	to	18.49%
Hartford MidCap Value HLS Fund
2016	64,639,689	$3.595949	to	$29.950878	$194,799,785	0.40%	to	2.55%	0.53%	to	0.54%	9.98%	to	12.37%
2015	73,223,975	$3.200132	to	$27.233257	$198,831,957	0.40%	to	2.55%	0.14%	to	0.58%	(3.70)%	to	(1.61)%
2014	84,830,678	$3.252366	to	$28.279521	$236,868,190	0.40%	to	2.55%	0.51%	to	0.68%	5.49%	to	7.78%
2013	101,391,395	$3.017475	to	$26.807485	$266,783,674	0.40%	to	2.55%	1.25%	to	1.26%	31.32%	to	34.17%
2012	121,312,313	$2.248978	to	$20.413988	$238,763,669	0.40%	to	2.55%	—%	to	0.89%	21.81%	to	24.45%
Hartford Ultrashort Bond HLS Fund
2016	74,206,401	$1.155565	to	$8.169375	$98,493,130	0.40%	to	2.55%	0.14%	to	0.46%	(1.89)%	to	0.56%
2015	86,898,704	$1.149177	to	$8.326716	$116,065,166	0.40%	to	2.55%	—%	to	0.32%	(2.61)%	to	(0.28)%
2014	107,154,426	$1.152385	to	$8.578740	$142,985,582	0.40%	to	2.55%	—%	to	—%	(2.42)%	to	(0.30)%
2013	137,083,426	$1.155910	to	$8.791539	$185,222,153	0.40%	to	2.55%	—%	to	—%	(2.52)%	to	(0.40)%
2012	197,205,033	$1.160594	to	$9.018619	$270,979,335	0.40%	to	2.55%	—%	to	—%	(2.52)%	to	(0.40)%
Hartford Small Company HLS Fund
2016	44,738,465	$2.620730	to	$22.138332	$127,116,555	0.80%	to	2.55%	—%	to	—%	(0.53)%	to	1.23%
2015	50,571,939	$2.588853	to	$22.255194	$143,602,098	0.80%	to	2.55%	—%	to	—%	(10.52)%	to	(8.94)%
2014	58,676,214	$2.843139	to	$24.872900	$183,859,845	0.80%	to	2.55%	—%	to	—%	4.38%	to	6.22%
2013	70,865,504	$2.676695	to	$23.830247	$208,255,216	0.80%	to	2.55%	0.09%	to	0.14%	40.75%	to	43.23%
2012	85,716,186	$1.868812	to	$16.931244	$175,238,367	0.80%	to	2.55%	—%	to	—%	12.73%	to	14.72%
Hartford SmallCap Growth HLS Fund
2016	35,423,685	$3.304355	to	$32.742232	$103,816,919	0.40%	to	2.55%	0.15%	to	0.15%	9.54%	to	11.92%
2015	40,933,856	$2.952296	to	$29.889338	$108,172,352	0.40%	to	2.55%	0.08%	to	0.09%	(3.05)%	to	(0.94)%
2014	48,505,922	$2.980426	to	$30.830062	$130,433,102	0.40%	to	2.55%	0.07%	to	0.07%	3.17%	to	5.41%
2013	61,740,693	$2.827391	to	$29.882823	$159,354,863	0.40%	to	2.55%	0.39%	to	0.41%	41.23%	to	44.29%
2012	78,037,553	$1.959485	to	$21.159468	$139,451,753	0.40%	to	2.55%	—%	to	—%	14.44%	to	16.93%
Hartford Stock HLS Fund
2016	142,792,483	$1.826320	to	$25.155143	$614,358,805	0.80%	to	2.55%	1.61%	to	1.78%	4.71%	to	6.56%
2015	164,122,121	$1.713905	to	$24.023479	$660,643,292	0.80%	to	2.55%	0.23%	to	1.70%	0.16%	to	1.92%
2014	191,946,448	$1.681543	to	$23.985897	$756,828,435	0.80%	to	2.55%	1.71%	to	9.36%	8.50%	to	10.42%
2013	237,136,047	$1.522857	to	$22.105924	$834,255,075	0.80%	to	2.55%	1.82%	to	2.39%	28.92%	to	31.19%
2012	298,415,521	$1.160781	to	$17.147153	$789,368,690	0.80%	to	2.55%	1.82%	to	1.95%	11.51%	to	13.47%
Hartford U.S. Government Securities HLS Fund
2016	122,198,182	$1.335905	to	$9.944683	$145,441,354	0.80%	to	2.55%	1.71%	to	2.13%	(1.02)%	to	0.73%
2015	136,990,456	$1.326201	to	$10.046689	$164,814,005	0.80%	to	2.55%	1.78%	to	2.56%	(1.00)%	to	0.75%
2014	155,828,809	$1.316273	to	$10.147667	$186,768,050	0.80%	to	2.55%	2.55%	to	2.86%	0.23%	to	2.00%
2013	190,883,815	$1.290524	to	$10.124767	$224,780,071	0.80%	to	2.55%	1.92%	to	2.29%	(4.16)%	to	(2.47)%
2012	258,352,947	$1.323141	to	$10.563991	$317,962,428	0.80%	to	2.55%	1.99%	to	2.78%	1.09%	to	2.87%
Hartford Value HLS Fund
2016	86,264,158	$2.457922	to	$22.259303	$190,677,018	0.80%	to	2.55%	1.76%	to	3.76%	10.83%	to	12.79%
2015	99,435,533	$2.179247	to	$20.083965	$196,284,272	0.80%	to	2.55%	1.34%	to	1.50%	(5.52)%	to	(3.85)%
2014	117,348,062	$2.266609	to	$21.257953	$242,530,031	0.80%	to	2.55%	1.38%	to	1.74%	8.56%	to	10.48%
2013	143,828,991	$2.051624	to	$19.581385	$271,102,907	0.80%	to	2.55%	1.62%	to	1.84%	28.62%	to	30.89%
2012	181,822,992	$1.567439	to	$15.224093	$263,264,891	0.80%	to	2.55%	2.09%	to	5.43%	14.04%	to	16.05%
BlackRock Global Opportunities V.I. Fund
2016	503,190	$1.501232	to	$17.312595	$764,307	1.25%	to	2.20%	1.99%	to	2.05%	1.34%	to	2.30%
2015	614,561	$1.467442	to	$17.084505	$916,632	1.25%	to	2.20%	0.07%	to	1.11%	(1.48)%	to	(0.54)%
2014	676,966	$1.475365	to	$17.340787	$1,025,042	1.25%	to	2.20%	1.06%	to	1.17%	(6.24)%	to	(5.34)%
2013	881,682	$1.558655	to	$18.494662	$1,386,907	1.25%	to	2.20%	0.32%	to	0.63%	26.95%	to	28.16%
2012	1,243,869	$1.216142	to	$14.568218	$1,535,141	1.25%	to	2.20%	0.95%	to	1.16%	12.12%	to	13.19%
BlackRock Large Cap Growth V.I. Fund
2016	334,910	$1.683737	to	$24.947952	$685,180	1.25%	to	2.55%	0.67%	to	0.70%	5.17%	to	6.54%
2015	505,371	$1.580319	to	$23.721909	$913,685	1.25%	to	2.55%	0.61%	to	0.64%	0.14%	to	1.45%
2014	663,972	$1.557693	to	$23.688282	$1,152,888	1.25%	to	2.55%	0.46%	to	0.54%	11.29%	to	12.75%
2013	765,967	$1.381592	to	$21.285115	$1,181,181	1.25%	to	2.55%	0.70%	to	0.72%	30.55%	to	32.26%
2012	1,090,144	$1.044631	to	$16.438427	$1,226,042	1.25%	to	2.35%	1.19%	to	1.40%	12.55%	to	13.79%
Jennison 20/20 Focus Fund
2016	30,883	$1.923191	to	$2.146788	$112,943	1.45%	to	2.30%	—%	to	—%	(1.07)%	to	(0.23)%
2015	36,723	$1.944031	to	$2.151677	$162,622	1.45%	to	2.30%	—%	to	—%	3.46%	to	4.34%
2014	36,156	$1.879107	to	$2.062199	$123,358	1.45%	to	2.30%	—%	to	—%	4.28%	to	5.17%
2013	46,685	$1.802036	to	$1.960876	$139,162	1.45%	to	2.30%	—%	to	—%	26.41%	to	27.49%
2012	72,784	$1.425493	to	$1.509401	$127,743	1.60%	to	2.30%	—%	to	—%	8.10%	to	8.86%
Jennison Fund
2016	98,069	$1.200231	to	$1.503055	$163,766	1.45%	to	2.30%	—%	to	—%	(3.54)%	to	(2.71)%
2015	98,069	$1.233693	to	$1.558138	$168,977	1.45%	to	2.30%	—%	to	—%	8.51%	to	9.43%
2014	98,069	$1.127362	to	$1.436004	$155,008	1.45%	to	2.30%	—%	to	—%	7.09%	to	8.00%
2013	112,597	$1.043813	to	$1.340935	$164,759	1.45%	to	2.30%	—%	to	—%	34.00%	to	35.14%
2012	145,251	$0.772397	to	$1.000713	$122,468	1.45%	to	2.30%	—%	to	—%	13.10%	to	14.06%
Prudential Value Portfolio
2016	45,741	$1.714041	to	$1.810623	$81,503	1.45%	to	1.80%	—%	to	—%	8.98%	to	9.36%
2015	46,956	$1.572872	to	$1.655693	$76,514	1.45%	to	1.80%	—%	to	—%	(10.18)%	to	(9.86)%
2014	46,432	$1.751081	to	$1.836843	$84,058	1.45%	to	1.80%	—%	to	—%	7.70%	to	8.08%
2013	58,476	$1.625821	to	$1.699491	$97,437	1.45%	to	1.80%	—%	to	—%	30.17%	to	30.62%
2012	72,428	$1.249028	to	$1.301074	$92,135	1.45%	to	1.80%	0.55%	to	0.56%	12.10%	to	12.49%
Prudential SP International Growth Portfolio
2016	16,393	$1.016989	to	$1.074306	$16,884	1.45%	to	1.80%	—%	to	—%	(5.87)%	to	(5.54)%
2015	20,236	$1.080426	to	$1.137329	$22,175	1.45%	to	1.80%	—%	to	—%	1.25%	to	1.60%
2014	31,838	$1.021684	to	$1.119391	$33,769	1.45%	to	2.15%	—%	to	—%	(8.12)%	to	(7.47)%
2013	53,337	$1.111944	to	$1.209775	$61,651	1.45%	to	2.15%	—%	to	—%	15.99%	to	16.81%
2012	75,010	$0.958633	to	$1.035710	$74,636	1.45%	to	2.15%	—%	to	—%	19.27%	to	20.11%
Wells Fargo VT Index Asset Allocation Fund
2016	3,009,071	$2.196343	to	$20.606454	$6,036,396	1.15%	to	2.55%	0.70%	to	0.89%	4.96%	to	6.44%
2015	3,392,294	$2.063474	to	$19.632756	$6,403,060	1.15%	to	2.55%	0.99%	to	1.03%	(1.30)%	to	0.09%
2014	4,257,670	$2.061600	to	$19.891548	$8,078,841	1.15%	to	2.55%	0.91%	to	1.53%	15.09%	to	16.71%
2013	4,771,472	$1.766455	to	$17.283833	$7,833,386	1.15%	to	2.55%	1.64%	to	1.65%	16.62%	to	18.26%
2012	5,829,230	$1.493657	to	$14.820468	$8,172,074	1.15%	to	2.55%	1.44%	to	1.46%	10.19%	to	11.74%
Wells Fargo VT Total Return Bond Fund+
2016	—	$1.706299	to	$12.597247	$—	1.15%	to	2.45%	0.47%	to	0.47%	1.54%	to	2.19%
2015	3,088,967	$1.669813	to	$12.406404	$4,768,920	1.15%	to	2.45%	1.29%	to	1.29%	(2.29)%	to	(1.01)%
2014	3,824,264	$1.686827	to	$12.696782	$5,990,255	1.15%	to	2.45%	1.04%	to	1.36%	3.04%	to	4.38%
2013	4,625,573	$1.615983	to	$12.354089	$6,969,892	1.15%	to	2.40%	1.24%	to	1.24%	(4.75)%	to	(3.55)%
2012	5,752,665	$1.675435	to	$12.969731	$9,051,170	1.15%	to	2.40%	0.34%	to	1.45%	3.59%	to	4.89%
Wells Fargo VT Intrinsic Value Fund+
2016	—	$1.582296	to	$1.858997	$—	1.15%	to	2.30%	1.63%	to	1.86%	(0.46)%	to	0.11%
2015	2,275,942	$1.589556	to	$1.857041	$3,865,510	1.15%	to	2.30%	0.33%	to	0.87%	(2.79)%	to	(1.66)%
2014	3,162,406	$1.635136	to	$1.888430	$5,485,233	1.15%	to	2.30%	0.76%	to	0.85%	7.80%	to	9.05%
2013	3,685,325	$1.516779	to	$1.731711	$5,907,319	1.15%	to	2.30%	1.02%	to	1.04%	27.34%	to	28.81%
2012	4,614,758	$1.191094	to	$1.344346	$5,802,357	1.15%	to	2.30%	1.35%	to	1.36%	16.75%	to	18.10%
Wells Fargo VT International Equity Fund
2016	1,305,545	$12.304057	to	$13.392901	$3,050,914	1.15%	to	2.45%	2.94%	to	3.32%	0.79%	to	2.11%
2015	1,493,343	$12.207047	to	$13.115614	$3,433,190	1.15%	to	2.45%	3.92%	to	4.17%	(0.18)%	to	0.64%
2014	1,802,912	$13.032632	to	$14.110772	$4,088,572	1.15%	to	2.55%	—%	to	2.90%	(7.69)%	to	(6.44)%
2013	2,338,164	$13.929161	to	$15.402728	$5,613,356	1.15%	to	2.40%	2.20%	to	2.38%	17.09%	to	18.15%
2012	2,922,221	$11.788898	to	$13.181039	$5,835,366	1.15%	to	2.35%	1.37%	to	1.63%	11.04%	to	12.18%
Wells Fargo VT Small Cap Growth Fund
2016	426,543	$2.593710	to	$27.225627	$1,530,843	1.15%	to	2.45%	—%	to	—%	5.14%	to	6.52%
2015	485,932	$2.435065	to	$25.894774	$1,586,185	1.15%	to	2.45%	—%	to	—%	(5.23)%	to	(3.99)%
2014	561,424	$2.536339	to	$27.324790	$1,923,054	1.15%	to	2.45%	—%	to	—%	(4.25)%	to	(3.00)%
2013	782,887	$2.614760	to	$18.439700	$2,620,991	1.15%	to	2.40%	—%	to	—%	46.99%	to	48.52%
2012	903,063	$1.573930	to	$1.760603	$1,993,621	1.15%	to	2.20%	—%	to	—%	5.52%	to	6.64%
Wells Fargo VT Discovery Fund
2016	17,303	$23.615567	to	$26.669462	$422,954	1.15%	to	2.20%	—%	to	—%	5.30%	to	6.41%
2015	20,796	$22.426308	to	$25.061863	$481,937	1.15%	to	2.20%	—%	to	—%	(3.61)%	to	(2.59)%
2014	22,629	$23.265550	to	$25.728106	$543,595	1.15%	to	2.20%	—%	to	—%	(1.83)%	to	(0.79)%
2013	31,162	$23.699019	to	$25.933633	$759,218	1.15%	to	2.20%	—%	to	0.01%	40.68%	to	42.16%
2012	41,932	$16.910459	to	$18.242749	$733,239	1.15%	to	2.15%	—%	to	—%	15.23%	to	16.39%
Wells Fargo VT Small Cap Value Fund+
2016	—	$13.088376	to	$15.461885	$—	1.25%	to	2.45%	0.19%	to	0.65%	6.22%	to	6.77%
2015	107,337	$12.322381	to	$14.482120	$1,369,303	1.25%	to	2.45%	0.24%	to	0.56%	(12.52)%	to	(11.74)%
2014	125,140	$14.022564	to	$16.409169	$1,819,543	1.25%	to	2.55%	—%	to	0.35%	2.00%	to	3.16%
2013	164,125	$13.795343	to	$15.906473	$2,327,819	1.25%	to	2.45%	0.69%	to	0.89%	13.33%	to	37.95%
2012	199,845	$12.290051	to	$14.142622	$2,520,560	1.15%	to	2.45%	0.85%	to	1.12%	11.57%	to	12.69%
Wells Fargo VT Opportunity Fund
2016	70,181	$17.053287	to	$21.496992	$1,298,250	1.15%	to	2.35%	—%	to	2.32%	9.91%	to	10.95%
2015	71,140	$15.516077	to	$19.376182	$1,185,319	1.15%	to	2.35%	0.17%	to	0.40%	(5.10)%	to	(4.19)%
2014	86,808	$16.350729	to	$20.224141	$1,517,560	1.15%	to	2.35%	0.06%	to	0.30%	8.13%	to	9.16%
2013	99,256	$15.103493	to	$18.526761	$1,604,436	1.15%	to	2.40%	—%	to	0.23%	27.89%	to	29.19%
2012	130,671	$11.841552	to	$14.341170	$1,647,871	1.15%	to	2.20%	0.05%	to	0.60%	13.28%	to	14.20%
HIMCO VIT Index Fund
2016	43,499,618	$1.994888	to	$23.368369	$186,604,142	0.80%	to	2.55%	2.02%	to	2.14%	8.53%	to	10.70%
2015	48,679,698	$1.802041	to	$21.530825	$189,250,741	0.80%	to	2.55%	0.35%	to	0.42%	(1.72)%	to	0.26%
2014	55,443,422	$1.797411	to	$21.906690	$218,015,690	0.80%	to	2.55%	—%	to	—%	4.07%	to	5.11%
*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2016 through the date of issuance noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

Hartford Life and Annuity
Insurance Company

Independent Auditors' Report

Financial Statements - Statutory-Basis
As of December 31, 2016 and 2015, and for the
Years Ended December 31, 2016, 2015 and 2014

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

Deloitte & Touche LLP
185 Asylum Street
Hartford, CT 06103
USA

Tel: +1 860-725-3000
INDEPENDENT AUDITORS' REPORT	Fax: +1 860-725-3500
www.deloitte.com

To the Board of Directors of
Hartford Life and Annuity Insurance Company
Hartford, Connecticut

We have audited the accompanying statutory-basis financial statements of Hartford Life and Annuity Insurance Company (the "Company"), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2016 and 2015, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2016, and the related notes to the statutory-basis financial statements.

Management’s Responsibility for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Connecticut Insurance Department.

The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2016 and 2015, or the results of its operations or its cash flows for each of the three years in the period ended December
31, 2016.

Opinion on Statutory Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2016 and 2015, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2016, in accordance with the accounting practices prescribed or permitted by the State of Connecticut Insurance Department as described in Note 2 to the statutory-basis financial statements.

April 7, 2017

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS
(STATUTORY-BASIS)

	As of December 31,
	2016	2015
Admitted assets
Bonds	4,689,164,141	$4,887,305,260
Common and preferred stocks	45,379,137	367,027,717
Mortgage loans on real estate	488,300,660	549,789,164
Contract loans	112,280,295	113,806,515
Cash and short-term investments	698,597,125	566,901,490
Derivatives	336,978,875	417,711,477
Other invested assets	70,093,932	168,473,028
Total cash and invested assets	6,440,794,165	7,071,014,651

Investment income due and accrued	209,085,493	194,004,606
Amounts recoverable for reinsurance	54,916,714	51,165,193
Federal income tax recoverable	38,825,967	384,101,352
Net deferred tax asset	106,306,495	233,491,340
Receivables from parent, subsidiaries and affiliates	199,732	—
Other assets	60,896,436	65,038,374
Separate Account assets	29,882,167,087	32,190,324,610
Total admitted assets	$36,793,192,089	$40,189,140,126

Liabilities
Aggregate reserves for future benefits	3,623,418,710	$3,704,807,749
Liability for deposit-type contracts	746,581,792	972,209,477
Policy and contract claim liabilities	21,113,055	20,482,328
Asset valuation reserve	36,012,232	57,553,274
Interest maintenance reserve	19,203,402	10,254,682
Payables to parent, subsidiaries and affiliates	5,659,200	22,991,721
Accrued expense allowances and amounts due from Separate Accounts	(118,933,449)	(176,281,093)
Collateral on derivatives	294,569,146	311,806,014
Other liabilities	369,642,567	449,709,688
Separate Account liabilities	29,882,167,087	32,190,324,610
Total liabilities	34,879,433,742	37,563,858,450

Capital and surplus
Common stock - par value $1,250 per share, 3,000 shares authorized, 2,000 shares issued and outstanding	2,500,000	2,500,000
Aggregate write-ins for other than special surplus funds	222,837,141	252,083,454
Gross paid-in and contributed surplus	603,493,466	604,455,820
Unassigned surplus	1,084,927,740	1,766,242,402
Total capital and surplus	1,913,758,347	2,625,281,676

Total liabilities and capital and surplus	$36,793,192,089	$40,189,140,126

See notes to financial statements.

3

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS
(STATUTORY-BASIS)

	For the years ended December 31,
	2016	2015	2014

Revenues
Premiums and annuity considerations	$283,347,850	$313,111,457	$41,392,753,512
Net investment income	205,285,053	237,932,132	260,902,958
Commissions and expense allowances on reinsurance ceded	53,203,614	60,644,503	381,657,599
Reserve adjustments on reinsurance ceded	(376,823,017)	(228,846,619)	(2,550,166,630)
Fee income	665,228,513	623,264,983	940,123,990
Other revenues	41,305,613	(4,452,004)	6,229,503
Total revenues	871,547,626	1,001,654,452	40,431,500,932

Benefits and expenses
Death and annuity benefits	260,507,275	418,149,979	427,374,112
Disability and other benefits	3,054,035	3,042,392	3,889,681
Surrenders and other fund withdrawals	4,125,077,593	5,551,496,373	6,345,781,545
Commissions and expense allowances	181,760,177	226,296,463	286,910,347
Increase in aggregate reserves for life and accident and health policies	(81,399,844)	(166,876,864)	(16,460,886)
General insurance expenses	89,020,118	79,333,619	111,580,027
Net transfers from Separate Accounts	(3,953,787,204)	(5,209,213,386)	(7,825,980,171)
Modified coinsurance adjustment on reinsurance assumed	(118,556,247)	(142,665,330)	41,005,789,588
IMR adjustment on reinsurance ceded	—	—	69,971,617
Other expenses	39,303,474	(197,464,468)	(152,993,874)
Total benefits and expenses	544,979,377	562,098,778	40,255,861,986

Net gain from operations before federal income tax expense (benefit)	326,568,249	439,555,674	175,638,946
Federal income tax expense (benefit)	(21,186,059)	26,748,125	(294,390,300)
Net gain from operations	347,754,308	412,807,549	470,029,246

Net realized capital losses, after tax	(201,608,212)	(331,893,122)	(374,825,322)
Net income	$146,146,096	$80,914,427	$95,203,924

See notes to financial statements.

4

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
(STATUTORY-BASIS)

	For the years ended December 31,
	2016	2015	2014

Common stock - Par value $1,250 per share, 3,000 shares authorized, 2,000 shares issued and outstanding
Balance, beginning and end of year	$2,500,000	$2,500,000	$2,500,000

Gross paid-in and contributed surplus
Balance, beginning of year	604,455,820	1,605,527,920	1,724,153,661
Capital return	(962,354)	(1,001,072,100)	(118,625,741)
Balance, end of year	603,493,466	604,455,820	1,605,527,920

Aggregate write-ins for other than special surplus funds
Balance, beginning of year	252,083,454	315,634,232	356,288,911
Amortization and decreases of gain on inforce reinsurance	(29,246,313)	(63,550,778)	(40,654,679)
Balance, end of year	222,837,141	252,083,454	315,634,232

Unassigned funds
Balance, beginning of year	1,766,242,402	1,485,234,878	997,664,886

Net income	146,146,096	80,914,427	95,203,924
Change in net unrealized capital gains (losses) on investments, net of tax	39,967,504	102,292,375	183,246,494
Change in net unrealized foreign exchange capital gains	11,711,836	1,376,191	72,274,886
Change in net deferred income tax	(80,238,643)	122,153,376	(120,170,337)
Change in asset valuation reserve	21,541,042	4,838,272	(19,169,603)
Change in nonadmitted assets	(70,442,497)	(30,567,117)	276,184,628
Dividends to stockholders	(750,000,000)	—	—
Balance, end of year	1,084,927,740	1,766,242,402	1,485,234,878

Capital and surplus
Balance, end of year	$1,913,758,347	$2,625,281,676	$3,408,897,030

See notes to financial statements.

5

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CASH FLOWS
(STATUTORY-BASIS)

	For the years ended December 31,
	2016	2015	2014

Operating activities
Premiums and annuity considerations	$283,021,022	$310,103,532	$213,032,252
Net investment income	216,241,483	250,518,416	270,311,416
Reserve adjustments on reinsurance	(376,823,017)	(228,846,619)	(2,550,166,630)
Miscellaneous income	723,713,529	714,984,650	1,325,441,429
Total income	846,153,017	1,046,759,979	(741,381,533)

Benefits paid	4,581,667,641	5,979,381,730	7,687,606,724
Federal income tax payments (recoveries)	(362,056,372)	90,526,623	(3,253,985)
Net transfers from Separate Accounts	(4,011,134,849)	(5,303,728,406)	(7,994,301,390)
Other expenses	184,298,098	165,759,716	139,984,605
Total benefits and expenses	392,774,518	931,939,663	(169,964,046)
Net cash provided by (used for) operating activities	453,378,499	114,820,316	(571,417,487)

Investing activities
Proceeds from investments sold, matured or repaid
Bonds	2,121,491,466	2,365,347,618	3,310,320,779
Common and preferred stocks	300,600,806	488,448,905	27,047,595
Mortgage loans	74,772,178	82,802,818	128,821,117
Derivatives and other	95,809,299	22,098,147	260,070,712
Total investment proceeds	2,592,673,749	2,958,697,488	3,726,260,203

Cost of investments acquired
Bonds	1,920,657,826	2,038,688,138	2,325,739,261
Common and preferred stocks	11,926,941	451,838,635	328,136,634
Mortgage loans	13,280,000	1,829,406	7,465,000
Real estate	—	—	1,985,128
Derivatives and other	168,856,082	228,276,612	282,240,093
Total investments acquired	2,114,720,849	2,720,632,791	2,945,566,116
Net increase (decrease) in contract loans	(1,526,220)	2,502,310	(2,313,898)
Net cash provided by investing activities	479,479,120	235,562,387	783,007,985

Financing and miscellaneous activities
(Return of) Paid-in of surplus	—	(1,000,000,000)	262,417,164
Dividends to stockholders	750,000,000	—	—
Other cash provided (used)	(51,161,984)	50,633,260	(381,312,055)
Net cash used for financing and miscellaneous activities	(801,161,984)	(949,366,740)	(118,894,891)

Net (decrease) increase in cash and short-term investments	131,695,635	(598,984,037)	92,695,607
Cash and short-term investments, beginning of year	566,901,490	1,165,885,527	1,073,189,920
Cash and short-term investments, end of year	$698,597,125	$566,901,490	$1,165,885,527

Note: Supplemental disclosures of cash flow information for non-cash transactions:
Non-cash proceeds from invested asset exchanges - bonds, common stock and other invested assets	(54,930,983)	(83,294,060)	—
Non-cash acquisitions from invested asset exchanges - bonds, common stock and other invested assets	(54,930,983)	(83,294,060)	—
IMR adjustment on reinsurance ceded	—	—	(69,971,619)
Capital contribution from parent to settle intercompany balances related to stock compensation	962,354	1,072,101	(2,115,721)
Non-cash premiums for reinsurance recaptured or issued	—	—	(41,179,608,719)
Non-cash modco adjustment for reinsurance recaptured	—	—	41,179,608,719
Non-cash return of capital to parent paid-in surplus	—	—	383,158,626
Non-cash return of capital to parent bond proceeds	—	—	(383,158,626)
See notes to financial statements.

6

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

1. Organization and Description of Business

Hartford Life and Annuity Insurance Company (“HLAI” or the “Company”) is a wholly-owned subsidiary of Hartford Life International Holding Company ("HLIHC"), which is a direct subsidiary of Hartford Life Insurance Company (“HLIC”). HLIC is indirectly owned by The Hartford Financial Services Group, Inc. (“The Hartford”).

On March 29, 2016, The Hartford received permission from the State of Connecticut Department of Insurance (“the Department”) to change the ownership structure of certain of its affiliates to re-align affiliates more closely with the businesses they support. As a result, effective April 1, 2016, HLAI sold its former subsidiary, HLIHC to its parent, HLIC, resulting in an immaterial realized loss. In addition, HLIC contributed its ownership interest in HLAI to HLIHC, and therefore HLIHC became HLAI's new parent company. These changes did not result in a material impact to HLAI's surplus or its results of operations.

The Company maintains a complete line of fixed and variable annuities, universal and traditional individual life insurance and benefit products such as disability insurance.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statutory-basis financial statements of HLAI have been prepared in conformity with statutory accounting practices prescribed or permitted by The Department. The Department recognizes only statutory accounting practices prescribed or permitted by the State of Connecticut for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the State of Connecticut Insurance Law. The National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed practices by the State of Connecticut.

A difference prescribed by Connecticut state law allows the Company to receive a reinsurance reserve credit for a reinsurance treaty that provides for a limited right of unilateral cancellation by the reinsurer. Even if the Company did not obtain reinsurance reserve credit for this reinsurance treaty, the Company's risk-based capital would not have triggered a regulatory event.

A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed by the Department is shown below for the years ended December 31:

	SSAP #	F/S Page	2016	2015	2014
Net income
1. HLAI state basis			$146,146,096	$80,914,427	$95,203,924
2. State prescribed practices that change NAIC SAP:
Less: Reinsurance reserve credit (as described above)	61	4	(16,229,745)	(8,788,709)	17,206,071
			(16,229,745)	(8,788,709)	17,206,071
3. State permitted practices that change NAIC SAP			—	—	—
4. Net SAP (1-2-3=4)	61	4	$162,375,841	$89,703,136	$77,997,853
Surplus
5. HLAI state basis			$1,913,758,347	$2,625,281,676	$3,408,897,030
6. State prescribed practices that change NAIC SAP:
Less: Reinsurance reserve credit (as described above)	61	5	119,681,546	135,911,291	144,700,000
			119,681,546	135,911,291	144,700,000
7. State permitted practices that change NAIC SAP			—	—	—
8. NAIC SAP (5-6-7=8)	61	5	$1,794,076,801	$2,489,370,385	$3,264,197,030

The Company does not follow any other prescribed or permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital of the Company.

7

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The preparation of financial statements in conformity with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates. The most significant estimates include those used in determining the liability for aggregate reserves for life, accident and health, and fixed and variable annuity policies; evaluation of other-than-temporary impairments ("OTTI"); valuation of derivatives; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the statutory-basis financial statements. Although some variability is inherent in these estimates, management believes the amounts recorded are adequate.

Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

Accounting practices and procedures as prescribed or permitted by the Department are different in certain material respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences are:

1.
for statutory purposes, policy acquisition costs (commissions, underwriting and selling expenses, etc.) and sales inducements are charged to expense when incurred rather than capitalized and amortized for GAAP purposes;

2.
recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally only consist of charges assessed to policy account balances for cost of insurance, policy administration and surrenders. For GAAP, when policy charges received relate to coverage or services to be provided in the future, the charges are recognized as revenue on a pro-rata basis over the expected life and gross profit stream of the policy. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders;

3.
development of liabilities for future benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the National Association of Insurance Commissioners (“NAIC”), which may vary considerably from interest and mortality assumptions used under GAAP. Additionally for GAAP, reserves for guaranteed minimum death benefits (“GMDB”) are based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience, and, reserves for guaranteed withdrawal benefits are considered embedded derivatives and reported at fair value;

4.	exclusion of certain assets designated as nonadmitted assets from the Statements of Admitted Assets, Liabilities and Capital and Surplus for statutory purposes by directly charging surplus;

5.
establishment of a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve (“AVR”)) for statutory purposes; as well as the deferral and amortization of realized gains and losses, caused by changes in interest rates during the period the asset is held, into income over the original life to maturity of the asset sold (Interest Maintenance Reserve (“IMR”)) for statutory purposes; whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

6.
the reporting of reserves and benefits, net of reinsurance ceded for statutory purposes; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets;

7.
for statutory purposes, investments in unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC classes 1 through 5 are carried at amortized cost, and unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC class 6 are carried at the lower of amortized cost or fair value. Loan-backed bonds and structured securities are carried at either amortized cost or the lower of amortized cost or fair value in accordance with the provisions of Statement of Statutory Accounting Principles (“SSAP”) No. 43 - Revised ("43R") (Loan-backed and Structured Securities). GAAP requires that fixed maturities and loan-backed and structured securities be classified as "held-to-maturity,” "available-for-sale" or "trading,” based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds and loan-backed securities were classified on a GAAP basis as "available-for-sale" and accordingly, these investments and common stocks were reflected at fair value with the corresponding impact included as a separate component of Stockholder’s Equity;

8.
for statutory purposes, Separate Account liabilities are calculated using prescribed actuarial methodologies, which approximate the market value of Separate Account assets, less applicable surrender charges. The Separate Account surplus

8

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

generated by these reserving methods is recorded as an amount due to or from Separate Accounts on the Statements of Admitted Assets, Liabilities and Capital and Surplus, with changes reflected in the Statements of Operations. On a GAAP basis, Separate Account assets and liabilities must meet specific conditions to qualify as a Separate Account asset or liability. Amounts reported for Separate Account assets and liabilities are based upon the fair value of the underlying assets;

9.
the consolidation of financial statements for GAAP reporting, whereas statutory accounting requires standalone financial statements with earnings of subsidiaries reflected as changes in unrealized gains or losses in surplus;

10.
deferred income taxes, which provide for statutory/tax temporary differences, are subject to limitation and are charged directly to surplus, whereas, GAAP would include GAAP/tax temporary differences recognized as a component of net income;

11.	comprehensive income and its components are not presented in the statutory-basis financial statements;

12.
for statutory purposes derivative instruments that qualify for hedging, replication, or income generation are accounted for in a manner consistent with the hedged item, cash instrument and covered asset, respectively, which is typically amortized cost. Derivative instruments held for other investment and risk management activities, which do not receive hedge accounting treatment, receive fair value accounting for statutory purposes and are recorded at fair value with corresponding changes in value reported in unrealized gains and losses within surplus. For GAAP, derivative instruments are recorded at fair value with changes in value reported in earnings, with the exception of cash flow hedges and net investment hedges of a foreign operation, which are carried at fair value with changes in value reported as a separate component of Stockholder’s Equity. In addition, statutory accounting does not record the hedge ineffectiveness on qualified hedge positions, whereas, GAAP records the hedge ineffectiveness in earnings; and

13.
embedded derivatives for statutory accounting are not bifurcated from the host contract, whereas, GAAP accounting requires the embedded derivative to be bifurcated from the host instrument, accounted for and reported separately.

Aggregate Reserves for Life and Accident and Health Policies and Contracts and Liability for Deposit-Type Contracts

Aggregate reserves for payment of future life, health and annuity benefits are computed in accordance with applicable actuarial standards. Reserves for life insurance policies are generally based on the 1941, 1958, 1960, 1980 and 2001 Commissioner's Standard Ordinary Mortality Tables and various valuation rates ranging from 2.00% to 6.00%. Accumulation and on-benefit annuity reserves are based principally on individual and group annuity tables at various rates ranging from 2.40% to 11.25% and using the Commissioner’s Annuity Reserve Valuation Method (“CARVM”). Accident and health reserves are established using a two year preliminary term method and morbidity tables based primarily on Company experience.

For non-interest sensitive ordinary life plans, the Company waives deduction of deferred fractional premiums upon death of insured. Return of the unearned portion of the final premium is governed by the terms of the contract. The Company does not have any forms for which the cash values are in excess of the legally computed reserve.

Extra premiums are charged for substandard lives, in addition to the regular gross premiums for the true age. Mean reserves for traditional insurance products are determined by computing the regular mean reserve for the plan at the true age, and adding one-half (1/2) of the extra premium charge for the year. For plans with explicit mortality charges, mean reserves are based on appropriate multiples of standard rates of mortality.

As of December 31, 2016 and 2015, the Company had $4,143,023,889 and $6,043,071,722, respectively, of insurance in force, subject to 100% reinsurance to The Prudential Insurance Company of America (“Prudential”) effective January 1, 2013, for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Connecticut. Reserves to cover the above insurance at December 31, 2016 and 2015 totaled $13,621,544 and $22,105,156, respectively, also subject to 100% reinsurance to Prudential.

The Company has established Separate Accounts to segregate the assets and liabilities of certain life insurance, pension and annuity contracts that must be segregated from the Company's General Account assets under the terms of its contracts. The assets consist primarily of marketable securities and are reported at fair value. Premiums, benefits and expenses relating to these contracts are reported in the Statements of Operations.

9

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

An analysis of annuity actuarial reserves and deposit fund liabilities by withdrawal characteristics for General and Separate Account liabilities as of December 31, 2016 is presented below:

		Separate	Separate
	General	Accounts with	Accounts		% of
	Account	Guarantees	Nonguaranteed	Total	Total
A. Subject to discretionary withdrawal
1. With market value adjustment	$24,853,309	$—	$—	$24,853,309	0.09%
2. At book value less current surrender charge of 5% or more	14,884,784	—	—	14,884,784	0.05%
3. At fair value	—	—	25,060,386,579	25,060,386,579	86.68%
4. Total with market value adjustment or at fair value	39,738,093	—	25,060,386,579	25,100,124,672	86.82%
5. At book value without adjustment (minimal or no charge or adjustment)	2,137,837,340	—	—	2,137,837,340	7.39%
B. Not subject to discretionary withdrawal	1,301,498,624	—	372,831,796	1,674,330,420	5.79%
C. Total (gross)	3,479,074,057	—	25,433,218,375	28,912,292,432	100.00%
D. Reinsurance ceded	68,865	—	—	68,865
E. Total (net)	$3,479,005,192	$—	$25,433,218,375	$28,912,223,567

Reconciliation of total annuity actuarial reserves and deposit fund liabilities:
F. Life and Accident & Health Annual Statement:
1. Exhibit 5, Annuities Section, Total (net)	$2,725,119,430
2. Exhibit 5, Supplementary Contract Section, Total (net)	7,303,970
3. Exhibit 7, Deposit-Type Contracts Section, Total (net)	746,581,792
4. Subtotal	3,479,005,192
Separate Account Annual Statement:
5. Exhibit 3, Annuities Section, Total (net)	25,433,218,375
6. Exhibit 3, Supplemental Contract Section, Total (net)	—
7. Policyholder dividend and coupon accumulations	—
8. Policyholder premiums	—
9. Guaranteed interest contracts	—
10. Exhibit 4, Deposit-Type Contracts Section, Total (net)	—
11. Subtotal	25,433,218,375
12. Combined total	$28,912,223,567

Investments

Investments in unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC classes 1-5 are carried at amortized cost and unaffiliated bonds rated in NAIC class 6 are carried at the lower of amortized cost or fair value. Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at amortized cost. Unaffiliated common stocks are carried at fair value. Investments in stocks of subsidiaries, controlled and affiliated (“SCA”) companies are based on the net worth of the subsidiary in accordance with SSAP No. 97 (Investment in Subsidiary, Controlled, and Affiliated Entities, a replacement of SSAP No. 88). The change in the carrying value is recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus. Unaffiliated preferred stocks are carried at cost, lower of cost or amortized cost, or fair value depending on the assigned credit rating and whether the preferred stock is redeemable or non-redeemable. Mortgage loans on real estate are stated at the outstanding principal balance, less any allowances for credit losses. Loan-backed bonds and structured securities are carried at either amortized cost or the lower of amortized cost or fair value in accordance with the provisions of SSAP No. 43R. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method, except for highly rated fixed rate securities, which use the retrospective method. The Company has ownership interests in joint ventures, investment partnerships and limited liability companies. The Company carries these interests based upon audited financial statements in accordance with SSAP No. 48 (Joint Ventures, Partnerships and Limited Liability Companies). Contract loans are carried at outstanding balances, which approximates fair value.

Interest income from fixed maturities and mortgage loans on real estate is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For fixed rate securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future repayments using

10

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

the retrospective method; however, if these investments are impaired, any yield adjustments are made using the prospective method. The Company has not elected under SSAP No. 43R to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Investment income on variable rate and interest only securities is determined using the prospective method. Prepayment fees on bonds and mortgage loans on real estate are recorded in net investment income when earned. Dividends are recorded as earned on the ex-dividend date. For partnership investments, income is earned when cash distributions of income are received. For impaired debt securities, the Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield.

Due and accrued investment income amounts over 90 days past due are nonadmitted. There was no investment income due and accrued excluded from surplus at December 31, 2016 and 2015.

Net realized gains and losses from investment sales represent the difference between the sales proceeds and the cost or amortized cost of the investment sold, determined on a specific identification basis. Net realized capital gains and losses also result from termination or settlement of derivative contracts that do not qualify, or are not designated, as a hedge for accounting purposes. Impairments are recognized within net realized capital losses when investment declines in value are deemed other-than-temporary. Foreign currency transaction gains and losses are also recognized within net realized capital gains and losses.

The AVR is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets. The AVR balances were $36,012,232 and $57,553,274 as of December 31, 2016 and 2015, respectively. Additionally, the IMR captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the life of the bond, preferred stock or mortgage loan sold or adjusts the IMR when an insurer reinsures a block of its in-force liabilities. The IMR balances as of December 31, 2016 and 2015 were $19,203,402, and $10,254,682, respectively. The net capital gains (losses) captured in the IMR, net of taxes, in 2016, 2015, and 2014 were $15,726,619, $(63,512,225) and $(93,764,541), respectively. In addition, an IMR adjustment of $(69,971,617) was included in the Company's Statement of Operations in 2014 as a result of the sale of the Japan variable and fixed annuity business. The amount of income (expense) amortized from the IMR net of taxes in 2016, 2015, and 2014 included in the Company’s Statements of Operations, was $6,777,899, $(49,059,968) and $(37,668,033), respectively. Realized capital gains and losses, net of taxes, not included in the IMR are reported in the Statements of Operations.

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an OTTI charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale. The previous cost basis less the impairment becomes the new cost basis. The Company has a security monitoring process overseen by a committee of investment and accounting professionals that identifies securities that, due to certain characteristics, as described below, are subjected to an enhanced analysis on a quarterly basis.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP No. 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments. Once an impairment charge has been recorded, the Company continues to review the impaired securities for further OTTIs on an ongoing basis.

For securities that are not subject to SSAP No. 43R, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP No. 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. Projections of expected future cash flows may change based upon new

11

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

information regarding the performance of the underlying collateral. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP No. 43R until the recovery of value, the security is written down to fair value.

Net realized capital losses resulting from write-downs for OTTIs on corporate and asset-backed bonds were $5,362,782, $7,826,222, and $3,447,482 for the years ended December 31, 2016, 2015 and 2014, respectively. Net realized capital losses resulting from write-downs for OTTIs on equities were $1,144,086 and $5,990,918 for the years ended December 31, 2016 and 2015 and were immaterial for the year ended December 31, 2014. See additional information on OTTIs in section j of footnote 3.

Mortgage loans on real estate are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. For mortgage loans on real estate that are determined to be impaired, a valuation allowance is established for the difference between the carrying amount and the Company’s share of the fair value of the collateral. Additionally, a loss contingency valuation allowance is established for estimated probable credit losses on certain homogenous groups of loans. Changes in valuation allowances are recorded in net unrealized capital gains and losses. Interest income on an impaired loan is accrued to the extent it is deemed collectable and the loan continues to perform under its original or restructured terms. Interest income on defaulted loans is recognized when received. As of December 31, 2016, 2015 and 2014, the Company had immaterial impaired mortgage loans on real estate with related allowances for credit losses.

The Company utilizes a variety of over-the-counter ("OTC"), transactions cleared through a central clearing house ("OTC-cleared"), and exchange-traded derivative instruments as part of its overall risk management strategy. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, credit spread including issuer defaults, price or foreign currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. On the date the derivative contract is entered into, the Company designates the derivative as hedging (fair value, cash flow, or net investment in a foreign operation), replication, or held for other investment and/or risk management activities, which primarily involves managing asset or liability related risks which do not qualify for hedge accounting under SSAP No. 86 (Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions). The Company’s derivative transactions are permitted uses of derivatives under the derivative use plans required by the Department.

Derivatives used in hedging relationships are accounted for in a manner consistent with the hedged item. Typically, cost paid or consideration received at inception of a contract is reported on the balance sheet as a derivative asset or liability, respectively. Periodic cash flows and accruals are recorded in a manner consistent with the hedged item.

Derivatives used in replication relationships are accounted for in a manner consistent with the cash instrument and the replicated asset. Typically, cost paid or consideration received at inception of the contract is recorded on the balance sheet as a derivative asset or liability, respectively. Periodic cash flows and accruals of income/expense are recorded as a component of derivative net investment income. Upon termination of the derivative, any gain or loss is recognized as a derivative capital gain or loss.

Derivatives used in income generation relationships are accounted for in a manner consistent with the associated covered asset. Typically, consideration received at inception of the contract is recorded on the balance sheet as a derivative liability. Upon termination, any remaining derivative liability, along with any disposition payments are recorded as a derivative capital gain or loss.

Derivatives held for other investment and/or risk management activities receive fair value accounting. The derivatives are carried on the balance sheet at fair value and the changes in fair value are recorded in derivative unrealized gains and losses. Periodic cash flows and accruals of income/expense are recorded as components of derivative net investment income.

12

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

3. Investments

a. Components of Net Investment Income

	For the years ended December 31,
	2016	2015	2014
Interest income from bonds and short-term investments	$188,967,631	$212,173,262	$242,958,358
Interest income from contract loans	24,306	(860,400)	(969,963)
Interest income from mortgage loans on real estate	22,867,735	27,636,257	28,512,983
Interest and dividends from other investments	2,463,691	9,425,680	2,421,947
Gross investment income	214,323,363	248,374,799	272,923,325
Less: investment expenses	9,038,310	10,442,667	12,020,367
Net investment income	$205,285,053	$237,932,132	$260,902,958

b. Components of Net Unrealized Capital Gains on Bonds and Short-Term Investments

	As of December 31,
	2016	2015	2014
Gross unrealized capital gains	$173,957,790	$189,327,113	$341,537,427
Gross unrealized capital losses	(38,769,844)	(61,909,343)	(21,593,952)
Net unrealized capital gains	135,187,946	127,417,770	319,943,475
Balance, beginning of year	127,417,770	319,943,475	194,844,995
Change in net unrealized capital gains on bonds and
and short-term investments	$7,770,176	$(192,525,705)	$125,098,480

c. Components of Net Unrealized Capital Losses on Common and Preferred Stocks

	As of December 31,
	2016	2015	2014
Gross unrealized capital gains	$1,930,896	$3,883,408	$1,924,142
Gross unrealized capital losses	(2,700,950)	(23,475,228)	(16,939,864)
Net unrealized capital losses	(770,054)	(19,591,820)	(15,015,722)
Balance, beginning of year	(19,591,820)	(15,015,722)	(11,652,251)
Change in net unrealized capital losses on
common and preferred stocks	$18,821,766	$(4,576,098)	$(3,363,471)

13

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

d. Components of Net Realized Capital Losses

	For the years ended December 31,
	2016	2015	2014
Bonds and short-term investments	$25,530,969	$(5,975,818)	$(56,301,415)
Common stocks - unaffiliated	(49,415,502)	(13,150,711)	(3,484,566)
Common stocks - affiliated	(2,280,967)	—	—
Mortgage loans on real estate	—	(16,111)	3,274,093
Derivatives	(70,832,408)	(384,873,378)	(425,884,685)
Other invested assets	(84,478,613)	2,791,047	(4,996,940)
Net realized capital losses	(181,476,521)	(401,224,971)	(487,393,513)
Capital loss tax expense (benefit)	4,405,072	(5,819,624)	(18,803,650)
Net realized capital losses, after tax	(185,881,593)	(395,405,347)	(468,589,863)
Less: amounts transferred to IMR	15,726,619	(63,512,225)	(93,764,541)
Net realized capital losses, after tax	$(201,608,212)	$(331,893,122)	$(374,825,322)

The following table summarizes sales activity of unaffiliated bond, short-term investments and equity securities before tax and transfers to the IMR (without maturities, calls and impairments):

	For the years ended December 31,
	2016	2015	2014
Bonds and short-term investments
Sale proceeds	$1,761,151,435	$2,154,309,992	$2,594,305,896
Gross realized capital gains on sales	35,200,706	24,373,425	29,569,338
Gross realized capital losses on sales	(14,709,927)	(19,104,209)	(84,893,069)
Unaffiliated common and preferred stock
Sale proceeds	262,867,397	436,339,817	26,813,405
Gross realized capital gains on sales	15,970,430	12,848,976	828,056
Gross realized capital losses on sales	(64,241,845)	(20,611,631)	(4,165,576)

e. Investments - Derivative Instruments

Overview

The Company utilizes a variety of OTC derivatives, including OTC-cleared transactions, and exchange-traded derivative instruments as part of its overall risk management strategy. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, credit spread and issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. On the date the derivative contract is entered into, the Company designates the derivative as hedging (fair value, cash flow, or net investment in a foreign operation), replication, or held for other investment and/or risk management activities, which primarily involves managing asset or liability related risks which do not qualify for hedge accounting under SSAP No. 86. The Company’s derivative transactions are used in strategies permitted under the derivative use plans required by the Department.

Interest rate swaps, equity, and index swaps involve the periodic exchange of payments with other parties, at specified intervals, calculated using agreed upon rates or indices and notional principal amounts. Generally, no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.

Credit default swaps entitle one party to receive a periodic fee in exchange for an obligation to compensate the other party should a credit event occur on the part of the referenced issuer.

14

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.

Financial futures are standardized commitments to either purchase or sell designated financial instruments at a future date for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.

Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date.

Swaption contracts grant the purchaser, for a premium payment, the right to enter into an interest rate swap with the issuer on a specified future date.

Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using agreed upon rates and exchanged principal amounts.

The Company clears interest rate swap and certain credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid collateral, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash collateral as variation margin based on daily market value movements. In addition, OTC-cleared transactions include price alignment interest either received or paid on the variation margin, which is reflected in net investment income.

Strategies

The notional value, fair value, and carrying value of derivative instruments used during the years 2016 and 2015 are disclosed in the table presented below. During the years 2016 and 2015, the Company did not transact in or hold any positions related to net investment hedges in a foreign operation or income generation transactions. The notional amounts of derivative contracts represent the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. The fair value of derivative instruments are based upon widely accepted pricing valuation models which utilize independent third-party data as inputs or independent broker quotations. For the year ended December 31, 2016 and 2015, the average fair value for derivatives held for other investment and/or risk management activities were $(3,537,318) and $(124,850,450), respectively. The Company did not have any unrealized gains or losses during 2016 and 2015 representing the component of the derivative instruments gain or loss from derivatives that no longer qualify for hedge accounting.

(Amounts in thousands)	As of December 31, 2016			As of December 31, 2015
Derivative type by strategy	Notional Value	Fair Value	Carrying Value	Notional Value	Fair Value	Carrying Value
Cash flow hedges
Interest rate swaps	$60,000	$78	$—	$95,000	$150	$—
Foreign currency swaps	7,490	58	303	—	—	—
Fixed payout annuity hedge	665,795	(262,855)	—	887,558	(356,513)	—
Fair value hedges
Interest rate swaps	—	—	—	22,870	96	—
Replication transactions
Credit default swaps	43,800	407	79	327,000	(5,771)	(3,931)
Other investment and/or Risk Management activities
Credit default swaps	8,793	(84)	(84)	11,240	1,916	1,916
Credit default swaps - offsetting	191,738	(7)	(7)	207,994	(27)	(27)
Foreign currency swaps and forwards	151,189	8,763	8,763	355,290	4,255	4,255
GMWB hedging derivatives	7,082,191	87,414	87,414	7,413,043	142,031	142,031
Equity index swaps and options	—	—	—	290,034	15,969	15,969
Interest rate swaps - offsetting	392,010	(18,651)	(18,651)	392,010	(11,067)	(11,067)
Macro hedge program	5,505,861	155,278	155,278	4,190,401	136,597	136,597
Total	$14,108,867	$(29,599)	$233,095	$14,192,440	$(72,364)	$285,743

15

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Cash Flow Hedges

Interest rate swaps: Interest rate swaps are primarily used to convert interest receipts on floating-rate fixed maturity investments to fixed rates. There were no gains and (losses) in unrealized gains and losses related to cash flow hedges for the years ended December 31, 2016 and 2015 that have been discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period.

Fixed payout annuity hedge: The Company formerly assumed certain variable annuity products with a guaranteed minimum income benefit ("GMIB") and continues to reinsure certain yen denominated fixed payout annuities. The Company invests in U.S. dollar denominated assets to support the reinsurance liability. The Company entered into pay U.S. dollar, receive yen swap contracts to hedge the currency and yen interest rate exposure between the U.S dollar denominated assets and the yen denominated fixed liability reinsurance payments.

Fair Value Hedges

Interest rate swaps: Interest rate swaps are used to hedge the changes in fair value of fixed rate maturity investments due to fluctuations in interest rates.

Replication Transactions

Credit default swaps: The Company periodically enters into credit default swaps as part of replication transactions. Credit risk is hedged by buying protection on a specific entity by pairing with highly rated fixed-income securities in order to reproduce the investment characteristics of otherwise permissible investments.

Other Investment and/or Risk Management Activities

The table below presents realized capital gains and (losses) on derivative instruments used for other investment and/or risk management activities.

(Amounts in thousands)	Realized Gains / (Losses)
By strategy	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2014
Credit default swaps	$953	$867	$(178)
Credit default swaps - offsetting	(450)	(564)	(847)
Foreign currency swaps and forwards	(520)	—	(1,332)
GMWB hedging derivatives	(19,968)	(277,539)	(121,874)
Equity index swaps, options, and futures	57,712	3,006	—
Commodity options	—	(1,020)	—
Interest rate swaps and swaptions	947	(836)	(1)
Interest rate swaps - offsetting	9,548	—	(1)
Macro hedge program	(96,490)	(13,786)	(185,599)
International program hedging instruments	—	—	(65,998)
Total	$(48,268)	$(289,872)	$(375,830)

Credit default swaps: The Company enters into swap agreements in which the Company reduces or assumes credit exposure from an individual entity, referenced index or asset pool. In addition, the Company may enter into credit default swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value of the original swap.

Foreign currency swaps and forwards: The Company enters into foreign currency swaps and forwards to hedge the foreign currency exposures in certain of its foreign fixed maturity investments.

Guaranteed Minimum Withdrawal Benefits (“GMWB”) hedging derivatives: The Company utilizes GMWB hedging derivatives as part of an actively managed program designed to hedge a portion of the capital market risk exposures of the non-reinsured GMWB riders due to changes in interest rates, equity market levels, and equity volatility. These derivatives include customized swaps, interest rates swaps and futures, and equity swaps, options and futures, on certain indices including the S&P 500 index, EAFE index and NASDAQ index.

16

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Equity index swaps, options, and futures: The Company enters into equity index swaps and futures to hedge equity risk of equity common stock investments. The Company also enters into equity index options to economically hedge the equity risk associated with various equity indexed products.

Commodity options: During 2015, the Company purchased put option contracts on West Texas Intermediate oil futures in order to partially offset potential losses related to certain fixed maturity securities that could arise if oil prices decline substantially. The Company has since reduced its exposure to the targeted fixed maturity securities, and therefore, these options were terminated at the end of 2015.

Interest rate swaps and swaptions: The Company enters into interest rate swaps and swaptions to manage duration between assets and liabilities. In addition, the Company may enter into interest rate swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value in the original swap.

Macro hedge program: The Company utilizes equity options, swaps, futures, and foreign currency options to hedge against a decline in the equity markets and the resulting statutory surplus and capital impact primarily arising from Guaranteed Minimum Death Benefit ("GMDB") and GMWB obligations.

International program hedging instruments: The Company's international variable annuity hedge program hedged variable annuities that were offered in Japan and were reinsured from HLIKK. During 2014 this hedge program was terminated due to the sale of HLIKK. For further discussion on the sale, see Note 6 - Reinsurance.

Credit Risk Assumed through Credit Derivatives

The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that would be permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and commercial mortgage-backed securities ("CMBS") issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.

The following tables present the notional amount, fair value, carrying value, weighted average years to maturity, underlying referenced credit obligation type and average credit ratings, and offsetting notional amount, fair value, and carrying value for credit derivatives in which the Company is assuming credit risk as of December 31:

As of December 31, 2016
(Amounts in thousands)					Underlying Referenced Credit Obligation(s)
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Carrying Value	Weighted Average Years to Maturity	Type	Average Credit Rating [1]	Offsetting Notional Amount [3]	Offsetting Fair Value [3]	Offsetting Carrying Value [3]

Single name credit default swaps
Investment grade risk exposure	$49,600	$279	$294	1 year	Corporate Credit/ Foreign Gov.	A+	$40,800	$(264)	$(264)
Basket credit default swaps [4]
Investment grade risk exposure	33,000	499	309	5 years	Corporate Credit	BBB+	—	—	—
Below investment grade	4,585	320	320	4 years	Corporate Credit	B	4,585	(321)	(321)
Investment grade risk exposure	52,484	(255)	(408)	1 year	CMBS Credit	AA+	50,484	142	142
Total	$139,669	$843	$515				$95,869	$(443)	$(443)

17

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

As of December 31, 2015
(Amounts in thousands)					Underlying Referenced Credit Obligation(s)
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Carrying Value	Weighted Average Years to Maturity	Type	Average Credit Rating [1]	Offsetting Notional Amount [3]	Offsetting Fair Value [3]	Offsetting Carrying Value [3]

Single name credit default swaps
Investment grade risk exposure	$41,800	$440	$435	2 years	Corporate Credit/ Foreign Gov.	A+	$40,800	$(506)	$(506)
Basket credit default swaps [4]
Investment grade risk exposure	160,000	869	1,380	5 years	Corporate Credit	BBB+	—	—	—
Investment grade risk exposure	229,197	(6,838)	(5,503)	6 years	CMBS Credit	AAA-	63,197	236	236
Credit linked notes
Investment grade risk exposure	50,000	49,065	49,980	1 year	Corporate Credit	A+	—	—	—
Total	$480,997	$43,536	$46,292				$103,997	$(270)	$(270)

[1]
The average credit ratings are based on availability and the midpoint of the applicable ratings among Moody’s, S&P, Fitch, and Morningstar. If no rating is available from a rating agency, then an internally developed rating is used.

[2]
Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements, clearing house rules, and applicable law which include collateral posting requirements. There is no specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.

[3]
The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of, or losses paid, related to the original swap.

[4]
Includes $90,069,000 and $389,197,000 as of December 31, 2016 and 2015, respectively, of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.

Credit Risk

The Company’s derivative counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness of the counterparty and typically requires credit enhancement/credit risk reducing agreements. The Company minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared transactions reduce risk due to their ability to require daily variation margin, monitor the Company's ability to request additional collateral in the event of a counterparty downgrade, and act as an independent valuation source.

The Company has developed credit exposure thresholds which are based upon counterparty ratings. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. Credit exposures are generally quantified daily based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds the contractual thresholds. In accordance with industry standards and the contractual agreements, collateral is typically settled on the next business day. The Company has exposure to credit risk for amounts below the exposure thresholds which are uncollateralized, as well as for market fluctuations that may occur between contractual settlement periods of collateral movements.

Counterparty exposure thresholds are developed for each of the counterparties based upon their ratings. The maximum uncollateralized threshold for a derivative counterparty is $10 million. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also generally requires that OTC derivative contracts be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty.

For the years ended December 31, 2016, 2015, and 2014 the Company had no losses on derivative instruments due to counterparty nonperformance.

18

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

f. Concentration of Credit Risk

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk. As of December 31, 2016 and 2015, the Company is not exposed to any credit concentration risk of a single issuer, excluding U.S. government and certain U.S. government agencies and short-term investment pool, greater than 10% of the Company’s capital and surplus.

g. Bonds, Short-Term Investments, Common Stocks and Preferred Stocks

		Gross	Gross	Estimated
Bonds and Short-Term Investments	Statement	Unrealized	Unrealized	Fair
As of December 31, 2016	Value	Gains	Losses	Value
U.S. government and government agencies and
authorities:
-Guaranteed and sponsored - excluding
asset-backed	$465,080,828	$32,198,795	$(2,719,966)	$494,559,657
-Guaranteed and sponsored - asset-backed	581,469,250	9,875,118	(5,724,597)	585,619,771
States, municipalities and political subdivisions	80,798,916	7,956,662	(201,852)	88,553,726
International governments	70,782,078	1,339,847	(1,336,688)	70,785,237
All other corporate - excluding asset-backed	2,709,087,278	114,015,488	(19,467,991)	2,803,634,775
All other corporate - asset-backed	781,529,331	8,473,282	(9,317,416)	780,685,197
Hybrid securities	416,460	98,493	—	514,953
Short-term investments	346,727,725	105	(1,334)	346,726,496
Total bonds and short-term investments	$5,035,891,866	$173,957,790	$(38,769,844)	$5,171,079,812

		Gross	Gross	Estimated
Common Stocks		Unrealized	Unrealized	Fair
As of December 31, 2016	Cost	Gains	Losses	Value
Common stocks - unaffiliated	$43,637,332	$1,884,938	$(2,700,950)	$42,821,320
Total common stocks	$43,637,332	$1,884,938	$(2,700,950)	$42,821,320

		Gross	Gross	Estimated
Preferred Stocks	Statement	Unrealized	Unrealized	Fair
As of December 31, 2016	Value	Gains	Losses	Value
Preferred stocks - unaffiliated	$2,557,817	$45,958	$—	$2,603,775
Total preferred stocks	$2,557,817	$45,958	$—	$2,603,775

19

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

		Gross	Gross	Estimated
Bonds and Short-Term Investments	Statement	Unrealized	Unrealized	Fair
As of December 31, 2015	Value	Gains	Losses	Value
U.S. government and government agencies and
authorities:
-Guaranteed and sponsored - excluding
asset-backed	$468,157,060	$50,347,572	$(1,615,463)	$516,889,169
-Guaranteed and sponsored - asset-backed	529,632,781	16,259,294	(1,319,449)	544,572,626
States, municipalities and political subdivisions	79,150,187	6,637,538	(380,843)	85,406,882
International governments	91,243,603	1,115,493	(4,243,423)	88,115,673
All other corporate - excluding asset-backed	2,865,485,577	100,563,530	(46,901,215)	2,919,147,892
All other corporate - asset-backed	844,366,352	13,740,711	(7,448,950)	850,658,113
Hybrid securities	9,269,700	632,025	—	9,901,725
Short-term investments	282,825,867	30,950	—	282,856,817
Total bonds and short-term investments	$5,170,131,127	$189,327,113	$(61,909,343)	$5,297,548,897

		Gross	Gross	Estimated
Common Stocks		Unrealized	Unrealized	Fair
As of December 31, 2015	Cost	Gains	Losses	Value
Common stocks - unaffiliated	$343,995,735	$3,848,518	$(20,922,855)	$326,921,398
Common stocks - affiliated	40,014,377	—	(2,552,373)	37,462,004
Total common stocks	$384,010,112	$3,848,518	$(23,475,228)	$364,383,402

		Gross	Gross	Estimated
Preferred Stocks	Statement	Unrealized	Unrealized	Fair
As of December 31, 2015	Value	Gains	Losses	Value
Preferred stocks - unaffiliated	$2,644,315	$34,890	$—	$2,679,205
Total preferred stocks	$2,644,315	$34,890	$—	$2,679,205

The statement value and estimated fair value of bonds and short-term investments at December 31, 2016 by expected maturity year are shown below. Expected maturities may differ from contractual maturities due to call or prepayment provisions. Asset-backed securities (“ABS”), including mortgage-backed securities and collateralized mortgage obligations, are distributed to maturity year based on the Company’s estimate of the rate of future prepayments of principal over the remaining lives of the securities. These estimates are developed using prepayment speeds provided in broker consensus data. Such estimates are derived from prepayment speeds experienced at the interest rate levels projected for the applicable underlying collateral. Actual prepayment experience may vary from these estimates.

	Statement	Estimated
Maturity	Value	Fair Value
Due in one year or less	$853,604,202	$859,263,183
Due after one year through five years	1,788,516,148	1,824,886,221
Due after five years through ten years	1,102,787,663	1,102,442,535
Due after ten years	1,218,725,515	1,312,229,535
No maturity date	72,258,338	72,258,338
Total	$5,035,891,866	$5,171,079,812

At December 31, 2016 and 2015, securities with a statement value of $3,981,108 and $3,994,399, respectively, were on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business.

20

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

h. Mortgage Loans on Real Estate

The Company had a maximum and minimum lending rate of 4.03% and 3.39% for loans during 2016 and had one new mortgage loan on real estate with a lending rate of 3.47% during 2015. During 2016 and 2015, the Company did not reduce interest rates on any outstanding mortgage loans on real estate. For loans held as of December 31, 2016 and 2015, the highest loan to value percentage of any one loan at the time of loan origination, exclusive of insured, guaranteed, purchase money mortgages or construction loans was 74% and 75%, respectively. There were no taxes, assessments or amounts advanced and not included in the mortgage loan total. As of December 31, 2016 and 2015, the Company did not hold mortgages with interest more than 180 days past due. As of December 31, 2016 and 2015, there were impaired loans with a related allowance for credit losses of $169,387 and $173,060 with no interest income recognized during the period the loans were impaired.

i. Restructured Debt in which the Company is a Creditor

The Company had recorded investments in restructured loans of $0, $184,551 and $656,131, with realized capital losses related to these loans of $0, $914,375 and $166,985 respectively, as of December 31, 2016, 2015 and 2014.

j.	Joint Ventures, Partnerships and Limited Liability Companies

The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of admitted assets. The Company recognized immaterial OTTIs for the years ended December 31, 2016, 2015 and 2014, respectively, on one state tax credit limited liability company (LLC). The state tax credit LLC was impaired because the Company recovered a portion of the cost of the investment through receipt of tax credits and other tax benefits and not through investment activity. The LLC OTTI was determined as the difference between the remaining expected future tax credits and other tax benefits expected to be received over the life of the investment and the carrying value of the investment.

In November 2016, the Company impaired the carrying value of its affiliated investment, Hartford Financial Service Corp (HFSC), to its current fair value, based on the length of time, the extent to which the value has been less than the cost and recent returns of capital further diminishing future prospects, resulting in a realized loss of $76 million offset by an unrealized gain of the same amount.

k. Security Lending, Repurchase Agreements and Other Collateral Transactions

The Company enters into securities financing transactions as a way to earn income on securities loaned (securities lending) or on securities sold and repurchased (repurchase agreements). Under a securities lending program, the Company lends certain bonds within the corporate, foreign government/government agencies, and municipal sectors as well as stocks to qualifying third-party borrowers in return for collateral in the form of cash or securities. For domestic and non-domestic loaned securities, respectively, borrowers provide collateral of 102% and 105% of the fair value of the securities lent at the time of the loan. Borrowers will return the securities to the Company for cash or securities collateral at maturity dates generally of 90 days or less. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, except in the event of default by the counterparty, and is not reflected on the Company’s financial statements. Additional collateral is obtained if the fair value of the collateral falls below100% of the fair value of the loaned securities. The agreements provide the counterparty the right to sell or re-pledge the securities loaned. If cash, rather than securities, is received as collateral, the cash is typically invested in short-term investments or bonds and is reported as Securities lending reinvested collateral assets on the Statements of Admitted Assets, Liabilities and Capital and Surplus. Income associated with securities lending transactions is reported as a component of net investment income on the Company’s Statements of Operations.

As of December 31, 2016 and 2015, the fair value of loaned securities was approximately $7,069,156 and $4,503,313, respectively, reported in Bonds. As of December 31, 2016 and 2015, the associated liability for cash collateral received was $7,369,862 and $4,680,498, respectively, reported in Other liabilities, in the accompanying Statements of Admitted Assets, Liabilities and Capital and Surplus with no stated maturity date. The Company also received $1,104,062 of securities collateral as of December 31, 2016 which was not included in the Company's Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2016 and 2015, the securities acquired from the use of the collateral in connection with our securities lending program were money market mutual funds with amortized cost approximating fair value of $6,265,800 and $4,680,498, respectively. The Company did not have securities lending transactions that extend beyond one year from the reporting date.

21

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental spread income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. A dollar roll is a type of repurchase transaction where a mortgage-backed security is sold with an agreement to repurchase substantially the same security at a specified time in the future. These transactions generally have a contractual maturity of 90 days or less. Therefore, the carrying amounts of these instruments approximate fair value.

Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For the repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred when necessary and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or bonds and is reported as an asset on the Company's Statements of Admitted Assets, Liabilities and Capital and Surplus. Repurchase agreements include master netting provisions that provide both counterparties the right to offset claims and apply securities held by them with respect of their obligations in the event of default. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in bonds, with the obligation to repurchase those securities recorded in other liabilities in the Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2016 and 2015, the Company had no outstanding repurchase agreements.

Reinvested proceeds from repurchase agreements and securities lending transactions consist of short-term, high quality investments and U.S. government and government agency securities. These can be sold and used to meet collateral calls in a stress scenario. In addition, the liquidity resources of most of its general account investment portfolio are available to meet any potential cash demand when securities are returned to the Company. The potential impacts of repurchase agreements, dollar repurchase agreements, or securities lending agreements on the Company’s liquidity and capital position are stress tested monthly, under The Hartford's Liquidity Risk Policy.

The Company also enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2016 and 2015, securities pledged of $299,680,663 and $323,674,925, respectively, were included in Bonds and Cash and short-term investments, on the Statements of Admitted Assets, Liabilities and Capital and Surplus. The counterparties have the right to sell or re-pledge these securities. The Company also pledged cash collateral associated with derivative instruments with a statement value of $18,954,090 and $67,565,308, respectively, as of December 31, 2016 and 2015, included in Other invested assets, on the Statements of Admitted Assets, Liabilities and Capital and Surplus.

As of December 31, 2016 and 2015, the Company accepted cash collateral associated with derivative instruments with a statement value of $294,569,146 and $311,806,014, respectively, which was invested and recorded in the Statements of Admitted Assets, Liabilities and Capital and Surplus in Bonds and Cash and short-term investments with a corresponding amount recorded in collateral on derivatives. The Company also accepted securities collateral as of December 31, 2016 and 2015 of $66,074,099 and $46,205,391, respectively, of which the Company has the ability to sell or repledge $55,798,989 and $46,205,391, respectively. As of December 31, 2016 and 2015, the statement value of repledged securities totaled $0 and the Company did not sell any securities. In addition, as of December 31, 2016 and 2015, noncash collateral accepted was held in separate custodial accounts and was not included in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.

l. Security Unrealized Loss Aging

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a quarterly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. For further discussion regarding the Company’s OTTI policy, see Note 2. Due to the issuers’ continued satisfaction of the securities’ obligations in accordance with their contractual terms and the expectation that they will continue to do so, as well as the evaluation of the fundamentals of the issuers’ financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2016 and 2015.

22

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The following table presents amortized cost or statement value, fair value, and unrealized losses for the Company’s bond and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2016:

	Less Than 12 Months			12 Months or More			Total
	Amortized		Unrealized	Amortized		Unrealized	Amortized		Unrealized
(Amounts in thousands)	Cost	Fair Value	Losses	Cost	Fair Value	Losses	Cost	Fair Value	Losses
U.S. gov't and gov't
agencies & authorities
-guaranteed & sponsored	$91,139	$88,419	$(2,720)	$—	$—	$—	$91,139	$88,419	$(2,720)
-guaranteed & sponsored
-asset-backed	241,611	236,429	(5,182)	16,729	16,186	(543)	258,340	252,615	(5,725)
States, municipalities &
political subdivisions	4,372	4,170	(202)	—	—	—	4,372	4,170	(202)
International governments	30,897	29,807	(1,090)	1,721	1,474	(247)	32,618	31,281	(1,337)
All other corporate
including international	557,404	542,874	(14,530)	75,660	70,722	(4,938)	633,064	613,596	(19,468)
All other corporate- asset-backed	364,182	356,112	(8,070)	84,046	82,799	(1,247)	448,228	438,911	(9,317)
Short-term investments	2,852	2,851	(1)	—	—	—	2,852	2,851	(1)
Total fixed maturities	1,292,457	1,260,662	(31,795)	178,156	171,181	(6,975)	1,470,613	1,431,843	(38,770)
Common stock-unaffiliated	1,893	1,893	—	26,806	24,105	(2,701)	28,699	25,998	(2,701)
Total stocks	1,893	1,893	—	26,806	24,105	(2,701)	28,699	25,998	(2,701)
Total securities	$1,294,350	$1,262,555	$(31,795)	$204,962	$195,286	$(9,676)	$1,499,312	$1,457,841	$(41,471)

The following table presents amortized cost, fair value, and unrealized losses for the Company’s bond and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2015:

	Less Than 12 Months			12 Months or More			Total
	Amortized		Unrealized	Amortized		Unrealized	Amortized		Unrealized
(Amounts in thousands)	Cost	Fair Value	Losses	Cost	Fair Value	Losses	Cost	Fair Value	Losses
U.S. gov't and gov't
agencies & authorities
-guaranteed & sponsored	$173,383	$171,839	$(1,544)	$7,262	$7,191	$(71)	$180,645	$179,030	$(1,615)
-guaranteed & sponsored
-asset-backed	110,102	108,813	(1,289)	484	453	(31)	110,586	109,266	(1,320)
States, municipalities &
political subdivisions	20,932	20,551	(381)	—	—	—	20,932	20,551	(381)
International governments	47,538	44,786	(2,752)	9,296	7,805	(1,491)	56,834	52,591	(4,243)
All other corporate
including international	1,191,562	1,149,602	(41,960)	37,646	32,705	(4,941)	1,229,208	1,182,307	(46,901)
All other corporate- asset-backed	160,366	158,574	(1,792)	264,139	258,482	(5,657)	424,505	417,056	(7,449)
Total fixed maturities	1,703,883	1,654,165	(49,718)	318,827	306,636	(12,191)	2,022,710	1,960,801	(61,909)
Common stock-unaffiliated	232,028	217,984	(14,044)	41,794	34,915	(6,879)	273,822	252,899	(20,923)
Common stock-affiliated	—	—	—	40,014	37,462	(2,552)	40,014	37,462	(2,552)
Total stocks	232,028	217,984	(14,044)	81,808	72,377	(9,431)	313,836	290,361	(23,475)
Total securities	$1,935,911	$1,872,149	$(63,762)	$400,635	$379,013	$(21,622)	$2,336,546	$2,251,162	$(85,384)

As of December 31, 2015, The Company held 100% of the common stock of a foreign insurance subsidiary which is stated at GAAP carrying value adjusted for certain nonadmitted items and other adjustments for NAIC SAP rules if applicable. For 2016, see Note 1 Organization and Description of Business for additional information. The following discussion refers to the data presented in the table above, excluding affiliated common stock.

23

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

As of December 31, 2016, fixed maturities, comprised of 598 securities, accounted for approximately 93% of the Company’s total unrealized loss amount. The securities were primarily related to corporate securities concentrated in the energy sector, U.S government agency securities, commercial mortgage-backed securities ("CMBS"), and collateralized debt obligations ("CDOs") which were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2016, 99% of the securities in an unrealized loss position were depressed less than 20% of amortized cost. The decrease in unrealized losses during 2016 was primarily attributable to tighter credit spreads, partially offset by higher interest rates.

Most of the securities depressed for twelve months or more primarily relate to corporate securities concentrated in the energy sector, as well as structured securities with exposure to commercial real estate. Corporate securities within the energy sector are primarily depressed due to a lower level of oil prices. For certain commercial real estate securities, current market spreads are wider than spreads at the securities' respective purchase dates. As of December 31, 2016, the Company does not have an intention to sell any securities in an unrealized loss position, and for loan-backed and structured securities, has the intent and ability to hold these securities until values recover. Furthermore, based upon the Company’s cash flow modeling and the expected continuation of contractually required principal and interest payments, the Company has deemed these securities to be temporarily impaired as of December 31, 2016.

m. Loan-backed and Structured Securities OTTIs

For the year ended December 31, 2016, the Company did not recognize losses for OTTIs on loan-backed and structured securities due to the intent to sell impaired securities or due to the inability or lack of intent to retain an investment in a security for a period of time sufficient to recover the amortized cost basis.
The following table summarizes OTTI recognized during 2016 for loan-backed securities held as of December 31, 2016 recorded because the present value of estimated cash flows expected to be collected was less than the amortized cost of the securities:

1			2	3	4	5	6	7
			Book/Adj
			Carrying
			Value					Date of
			Amortized	Present Value				Financial
			Cost Before	of		Amortized	Fair	Statement
			Current Period	Projected	Recognized	Cost After	Value at	Where
CUSIP			OTTI	Cash Flows	OTTI	OTTI	Time of OTTI	Reported
46625Y	UM	3	$34,861	$31,871	$2,990	$31,871	$5,350	3/31/2016
07388N	AX	4	332,635	210,869	121,766	210,869	90,988	12/31/2016
20173Q	BC	4	133,631	129,478	4,153	129,478	990	12/31/2016
Total					$128,909

24

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

n. Structured Notes

The following tables summarize structured notes as of December 31, 2016 and 2015:

December 31, 2016
CUSIP Identification			Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage- Referenced Security (Yes/No)
039483	BB	7	$8,385,689	$9,019,180	$8,353,719	NO
30711X	AA	2	506,780	510,946	506,780	YES
V25125	BD	2	1,057,861	996,320	1,059,051	NO
62718Q	AA	3	10,994,565	11,057,310	10,999,435	NO
785592	AD	8	2,559,011	2,657,313	2,557,721	NO
3137G0	AL	3	1,021,208	1,048,601	1,021,646	YES
3137G0	AX	7	217,504	223,141	217,935	YES
3137G0	EW	5	502,520	523,647	502,259	YES
3137G0	FT	1	1,434,891	1,474,306	1,435,653	YES
3137G0	FW	4	2,500,000	2,622,893	2,500,000	YES
3137G0	GT	0	2,464,634	2,536,137	2,464,661	YES
3137G0	HF	9	1,250,000	1,283,020	1,250,000	YES
Total			$32,894,663	$33,952,814	$32,868,860

December 31, 2015
CUSIP Identification			Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage- Referenced Security (Yes/No)
03938L	AM	6	$1,396,846	$1,068,750	$1,346,643	NO
039483	BB	7	8,385,689	9,025,432	8,359,875	NO
30711X	AA	2	876,090	882,449	876,090	YES
V25125	BD	2	1,079,450	977,834	1,079,966	NO
37957T	AK	7	600,000	540,000	600,000	NO
580638	AB	0	924,834	932,800	911,888	NO
608190	AH	7	3,877,527	3,893,115	3,888,936	NO
62718Q	AA	3	10,994,565	11,333,267	10,997,742	NO
3137G0	AL	3	1,021,208	1,021,562	1,021,222	YES
3137G0	AX	7	245,684	245,705	245,695	YES
3137G0	EW	5	502,520	474,892	502,426	YES
3137G0	FW	4	2,500,000	2,410,425	2,500,000	YES
3137G0	GT	0	1,464,243	1,462,098	1,464,244	YES
3137G0	HF	9	1,250,000	1,249,060	1,250,000	YES
925369	AA	8	3,179,128	3,236,938	3,175,719	NO
Total			$38,297,784	$38,754,327	$38,220,446

25

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

o. 5* Securities

A 5* is assigned by the NAIC Securities Valuation Office (“SVO”) to certain obligations when an insurer certifies that the documentation necessary to permit a full credit analysis of a security does not exist, that the issuer or Obligator is current on all contracted interest and principal pay downs and that the insurer has the expectation of ultimate payment of all contracted payments.  The 5* securities for the Company are immaterial.

4. Fair Value Measurements

Fair value is determined based on the "exit price" notion which is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. Financial instruments carried at fair value in the Company’s financial statements include certain bonds, stocks, derivatives, and Separate Account assets.

The Company's estimates of fair value for financial assets and liabilities are based on the framework established in the fair value accounting guidance. The framework is based on the inputs used in valuation, gives the highest priority to quoted prices in active markets and requires that observable inputs be used in the valuations when available. The Company categorizes its assets and liabilities measured at estimated fair value based on whether the significant inputs into the valuation are observable. The fair value hierarchy categorizes the inputs in the valuation techniques used to measure fair value into three broad Levels (Level 1, 2, or 3)

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.

Level 2	Observable inputs, other than quoted prices included in Level 1, for the asset or liability, or prices for similar assets and liabilities.

Level 3
Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain one or more significant unobservable inputs as there is little or no observable market for these assets and liabilities, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of amounts that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. Transfers of securities among the levels occur at the beginning of the reporting period. There were no transfers between Level 1 and Level 2 for the years ended December 31, 2016 and 2015. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the Company has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs. The Company’s bonds included in Level 3 are classified as such because these securities are primarily within illiquid markets and/or priced by independent brokers.

26

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The following table presents assets and (liabilities) carried at fair value by hierarchy level:

As of December 31, 2016
	(Amounts in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
a.	Assets accounted for at fair value
	All other corporate bonds – asset-backed	$—	$—	$6,881	$6,881
	Common stocks - unaffiliated	42,821	—	—	42,821
	Total bonds and stocks	42,821	—	6,881	49,702
	Derivative assets
	Credit derivatives	—	1,105	—	1,105
	Interest rate derivatives	—	2,358	—	2,358
	Foreign exchange derivatives	—	9,066	—	9,066
	GMWB hedging instruments	—	66,755	81,033	147,788
	Macro hedge program	—	9,121	167,541	176,662
	Total derivative assets	—	88,405	248,574	336,979
	Separate Account assets [1]	29,866,541	—	—	29,866,541
	Total assets accounted for at fair value	$29,909,362	$88,405	$255,455	$30,253,222
b.	Liabilities accounted for at fair value
	Derivative liabilities
	Credit derivatives	$—	$(1,117)	$—	$(1,117)
	Interest rate derivatives	—	(21,009)	—	(21,009)
	GMWB hedging instruments	—	(25,560)	(34,814)	(60,374)
	Macro hedge program	—	—	(21,384)	(21,384)
	Total liabilities accounted for at fair value	$—	$(47,686)	$(56,198)	$(103,884)

[1]	Excludes approximately $15.6 million of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100 (Fair Value Measurements).

27

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

As of December 31, 2015
	(Amounts in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
a.	Assets accounted for at fair value
	All other corporate bonds – asset-backed	$—	$—	$9	$9
	Common stocks - unaffiliated	326,919	—	2	326,921
	Total bonds and stocks	326,919	—	11	326,930
	Derivative assets
	Credit derivatives	—	4,224	—	4,224
	Interest rate derivatives	—	15,620	—	15,620
	Equity derivatives	—	15,969	—	15,969
	Foreign exchange derivatives	—	4,255	—	4,255
	GMWB hedging instruments	—	94,068	114,393	208,461
	Macro hedge program	—	—	169,182	169,182
	Total derivative assets	—	134,136	283,575	417,711
	Separate Account assets [1]	32,173,084	—	—	32,173,084
	Total assets accounted for at fair value	$32,500,003	$134,136	$283,586	$32,917,725
b.	Liabilities accounted for at fair value
	Derivative liabilities
	Credit derivatives	$—	$(6,267)	$—	$(6,267)
	Interest rate derivatives	—	(26,687)	—	(26,687)
	GMWB hedging instruments	—	(36,676)	(29,753)	(66,429)
	Macro hedge program	—	—	(32,585)	(32,585)
	Total liabilities accounted for at fair value	$—	$(69,630)	$(62,338)	$(131,968)

[1]	Excludes approximately $17.2 million of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

Valuation Techniques, Procedures and Controls

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices where available and where prices represent reasonable estimates of fair value. The Company also determines fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s default spreads, liquidity and, where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments listed in the preceding tables.

The fair value process is monitored by the Valuation Committee, which is a cross-functional group of senior management within the Company that meets at least quarterly. The Valuation Committee is co-chaired by the Heads of Investment Operations and Investment Accounting and has representation from various investment sector professionals, accounting, operations, legal, compliance and risk management. The purpose of the committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments as well as addressing valuation issues and approving changes to valuation methodologies and pricing sources. There are also two working groups under the Valuation Committee, a Securities Fair Value Working Group (“Securities Working Group”) and a Derivatives Fair Value Working Group (“Derivatives Working Group”), which include various investment, operations, accounting and risk management professionals that meet monthly to review market data trends, pricing and trading statistics and results, and any proposed pricing methodology changes.

The Company also has an enterprise-wide Operational Risk Management function, led by the Chief Operational Risk Officer, which is responsible for establishing, maintaining and communicating the framework, principles and guidelines of the Company’s operational risk management program. This includes model risk management which provides an independent review of the suitability, characteristics and reliability of model inputs as well as an analysis of significant changes to current models.

28

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Bonds and Stocks

The fair value of bonds and stocks in an active and orderly market (e.g., not distressed or forced liquidation) are determined by management using a "waterfall" approach after considering the following pricing sources: quoted prices for identical assets or liabilities, prices from third-party pricing services, independent broker quotations, or internal matrix pricing processes. Typical inputs used by these pricing sources include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Most bonds do not trade daily. Based on the typical trading volumes and the lack of quoted market prices for bonds, third-party pricing services utilize matrix pricing to derive security prices. Matrix pricing relies on securities' relationships to other benchmark quoted securities, which trade more frequently. Pricing services utilize recently reported trades of identical or similar securities making adjustments through the reporting date based on the preceding outlined available market observable information. If there are no recently reported trades, the third-party pricing services may develop a security price using expected future cash flows based upon collateral performance and discounted at an estimated market rate. Both matrix pricing and discounted cash flow techniques develop prices by factoring in the time value for cash flows and risk, including liquidity and credit.

Prices from third-party pricing services may be unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding.

The Company utilizes an internally developed matrix pricing process for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. The Company's process is similar to the third-party pricing services. The Company develops credit spreads each month using market based data for public securities adjusted for credit spread differentials between public and private securities which are obtained from a survey of multiple private placement brokers. The credit spreads determined through this survey approach are based upon the issuer’s financial strength and term to maturity, utilizing independent public security index and trade information and adjusting for the non-public nature of the securities. Credit spreads combined with risk-free rates are applied to contractual cash flows to develop a price.

The Securities Working Group performs ongoing analyses of the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analyses and is overseen by investment and accounting professionals. As a part of these analyses, the Company considers trading volume, new issuance activity and other factors to determine whether the market activity is significantly different than normal activity in an active market, and if so, whether transactions may not be orderly considering the weight of available evidence. If the available evidence indicates that pricing is based upon transactions that are stale or not orderly, the Company places little, if any, weight on the transaction price and will estimate fair value utilizing an internal pricing model. In addition, the Company ensures that prices received from independent brokers represent a reasonable estimate of fair value through the use of internal and external cash flow models utilizing spreads, and when available, market indices. As a result of these analyses, if the Company determines that there is a more appropriate fair value based upon the available market data, the price received from the third party is adjusted accordingly and approved by the Valuation Committee.

The Company conducts other specific monitoring controls around pricing. Daily analyses identify price changes over 3% for bonds and 5% for equity securities and trade prices for both bonds and stocks that differ over 3% to the current day’s price. Weekly analyses identify prices that differ more than 5% from published bond prices of a corporate bond index. Monthly analyses identify price changes over 3%, prices that have not changed, and missing prices. Also on a monthly basis, a second source validation is performed on most sectors. Analyses are conducted by a dedicated pricing unit that follows up with trading and investment sector professionals and challenges prices with vendors when the estimated assumptions used differs from what the Company feels a market participant would use. Examples of other procedures performed include, but are not limited to, initial and ongoing review of third-party pricing services’ methodologies, review of pricing statistics and trends and back testing recent trades.

The Company has analyzed the third-party pricing services’ valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Most prices provided by third-party pricing services are classified into Level 2 because the inputs used in pricing the securities are observable. Due to the lack of transparency in the process that brokers use to develop prices, most valuations that are based on brokers’ prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated with observable market data.

29

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Derivative Instruments

Derivative instruments are fair valued using pricing valuation models for OTC derivatives that utilize independent market data inputs, quoted market prices for exchange-traded derivatives and OTC-cleared derivatives, or independent broker quotations.

The Derivatives Working Group performs ongoing analyses of the valuations, assumptions, and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. The Company performs various controls on derivative valuations which include both quantitative and qualitative analyses. Analyses are conducted by a dedicated derivative pricing team that works directly with investment sector professionals to analyze impacts of changes in the market environment and investigate variances. On a daily basis, market valuations are compared to counterparty valuations for OTC derivatives. There are monthly analyses to identify market value changes greater than pre-defined thresholds, stale prices, missing prices and zero prices. Also on a monthly basis, a second source validation, typically to broker quotations, is performed for certain of the more complex derivatives and all new deals during the month. A model validation review is performed on any new models, which typically includes detailed documentation and validation to a second source. The model validation documentation and results of validation are presented to the Valuation Committee for approval. There is a monthly control to review changes in pricing sources to ensure that new models are not moved to production until formally approved.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated assets and liabilities. Therefore the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.

Valuation Inputs for Investments

For Level 1 investments, which are comprised of exchange-traded securities and open-ended mutual funds, valuations are based on observable inputs that reflect quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date.

For the Company’s Level 2 and 3 debt securities, typical inputs used by pricing techniques include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Derivative instruments are valued using mid-market inputs that are predominantly observable in the market.

A description of additional inputs used in the Company’s Level 2 and Level 3 measurements is included in the following discussion:

Level 2
The fair values of most of the Company’s Level 2 investments are determined by management after considering prices received from third-party pricing services. These investments include most bonds and preferred stocks.

ABS, CDOs, CMBS and RMBS - Primary inputs also include monthly payment information, collateral performance, which varies by vintage year and includes delinquency rates, collateral valuation loss severity rates, collateral refinancing assumptions, and credit default swap indices. ABS and RMBS prices also include estimates of the rate of future principal prepayments over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral.

Credit derivatives - Primary inputs include the swap yield curve and credit default swap curves.

Equity derivatives - Primary inputs include equity index levels.

Foreign exchange derivatives - Primary inputs include the swap yield curve, currency spot and forward rates, and cross currency basis curves.

Interest rate derivatives - Primary input is the swap yield curve.

Level 3
Most of the Company’s securities classified as Level 3 include less liquid securities such as lower quality ABS, CMBS, commercial real estate (“CRE”), CDOs and RMBS primarily backed by sub-prime loans. Also included in level 3 are

30

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

securities valued based on broker prices or broker spreads, without adjustments. Primary inputs for non-broker priced investments, including structured securities, are consistent with the typical inputs used in Level 2 measurements noted above, but are Level 3 due to their less liquid markets. Additionally, certain long-dated securities are priced based on third-party pricing services, including municipal securities, foreign government/government agency securities, and bank loans. Primary inputs for these long-dated securities are consistent with the typical inputs used in the preceding noted Level 1 and Level 2 measurements, but include benchmark interest rate or credit spread assumptions that are not observable in the marketplace. Also included in Level 3 are certain derivative instruments that either have significant unobservable inputs or are valued based on broker quotations. Significant inputs for these derivative contracts primarily include the typical inputs used in the Level 1 and Level 2 measurements noted above, but also may include equity and interest rate volatility, swap yield curves beyond observable limits, and commodity price curves.

Separate Account assets

Separate Account assets are primarily invested in mutual funds but also have investments in bonds and stocks. Separate Account investments are valued in the same manner, and using the same pricing sources and inputs, as the bonds and stocks held in the General Account of the Company.

Significant Unobservable Inputs for Level 3 Assets Measured at Fair Values

The following tables present information about significant unobservable inputs used in Level 3 assets measured at fair value. The tables exclude corporate securities for which fair values are predominantly based on broker quotations.

As of December 31, 2016, the Company did not have any Level 3 bonds measured at fair value that were not based on broker quotations.

(Amounts in thousands)	December 31, 2015
Assets accounted for at fair value on a recurring basis	Fair Value	Predominant Valuation Method	Significant Unobservable Input	Minimum [1]	Maximum [1]	Weighted Average [2]	Impact of Increase in Input on Fair Value [3]
CMBS	$9	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	116bps	138bps	137bps	Decrease

[1] Basis points (bps).
[2] The weighted average is determined based on the fair value of the securities.
[3] Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table above.

(Amounts in thousands)	December 31, 2016
Free Standing Derivatives	Fair Value	Predominant Valuation Method	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
GMWB hedging instruments
Equity options	$18,933	Option model	Equity volatility	27%	30%	Increase
Equity variance swaps	(31,017)	Option model	Equity volatility	20%	23%	Increase
Customized swaps	58,303	Discounted cash flows	Equity volatility	12%	30%	Increase
Macro hedge program
Equity options [2]	165,972	Option model	Equity volatility	17%	27%	Increase

[1] The impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[2] Level 3 macro hedge derivatives excludes those for which the Company bases fair value on broker quotations as noted in the following discussion.

31

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

(Amounts in thousands)	December 31, 2015
Free Standing Derivatives	Fair Value	Predominant Valuation Method	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
GMWB hedging instruments
Equity options	36,810	Option model	Equity volatility	27%	29%	Increase
Equity variance swaps	(27,129)	Option model	Equity volatility	19%	21%	Increase
Customized swaps	74,959	Discounted cash flows	Equity volatility	10%	40%	Increase
Macro hedge program
Equity options [2]	169,101	Option model	Equity volatility	14%	28%	Increase

[1] The impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[2] Level 3 macro hedge derivatives excludes those for which the Company bases fair value on broker quotations as noted in the following discussion.

Securities and derivatives for which the Company bases fair value on broker quotations predominately include corporate bonds and certain credit derivatives. Due to the lack of transparency in the process brokers use to develop prices for these investments, the Company does not have access to the significant unobservable inputs brokers use to price these securities and derivatives. The Company believes however, the types of inputs brokers may use would likely be similar to those used to price securities and derivatives for which inputs are available to the Company, and therefore may include, but not be limited to, loss severity rates, constant prepayment rates, constant default rates and credit spreads. Therefore, similar to non-broker priced securities and derivatives, generally, increases in these inputs would cause fair values to decrease. For the years ended December 31, 2016 and 2015, no significant adjustments were made by the Company to broker prices received.

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

The tables below provides a roll-forward of financial instruments measured at fair value using significant unobservable inputs (Level 3) for the years ended December 31, 2016 and 2015:

				Total Realized/
				Unrealized Gains
	Fair Value	Transfers	Transfers	(Losses) Included in:					Fair Value
	as of	into	out of	Net		Purchases/	Sales/		as of
(Amounts in thousands)	Jan. 1, 2016	Level 3 [2]	Level 3 [2]	Income [1]	Surplus	Increases	Decreases	Settlements	Dec. 31, 2016
Assets
All other corporate bonds	$—	$15,000	$—	$(4,504)	$—	$—	$(10,500)	$4	$—
All other corporate bonds – asset-backed	9	—	—	—	20	7,144	—	(292)	6,881
Common stocks - unaffiliated	2	—	—	—	(1)	—	(1)	—	—
Total bonds and stocks	11	15,000	—	(4,504)	19	7,144	(10,501)	(288)	6,881
Derivatives
Equity derivatives	—	—	—	—	(1,173)	1,173	—	—	—
GMWB hedging instruments	84,640	—	6,022	—	(44,443)	—	—	—	46,219
Macro hedge program	136,597	—	—	—	(28,073)	46,455	—	(8,822)	146,157
Total derivatives [3]	221,237	—	6,022	—	(73,689)	47,628	—	(8,822)	192,376
Total assets	$221,248	$15,000	$6,022	$(4,504)	$(73,670)	$54,772	$(10,501)	$(9,110)	$199,257

[1]	All amounts in this column are reported in net realized capital gains (losses). All amounts are before income taxes.

[2]
Transfers in and/or (out) of Level 3 are primarily attributable to changes in the availability of market observable information and changes to the bond and stock carrying value based on the lower of cost and market requirement.

[3]Derivative instruments are reported in this table on a net basis for asset/(liability) positions.

32

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

				Total Realized/
				Unrealized Gains
	Fair Value	Transfers	Transfers	(Losses) Included in:					Fair Value
	as of	into	out of	Net		Purchases/	Sales/		as of
(Amounts in thousands)	Jan. 1, 2015	Level 3 [2]	Level 3 [2]	Income [1]	Surplus	Increases	Decreases	Settlements	Dec. 31, 2015
Assets
All other corporate bonds – asset-backed	$61	$41	$(255)	$(85)	$94	$256	$—	$(103)	$9
Common stocks - unaffiliated	190	—	—	32	1	—	(221)	—	2
Total bonds and stocks	251	41	(255)	(53)	95	256	(221)	(103)	11
Derivatives
Credit derivatives	(894)	—	3,224	20	—	(2,350)	—	—	—
Commodity derivatives	—	1,386	—	(551)	—	—	—	(835)	—
Equity derivatives	2,340	—	—	8,067	—	—	—	(10,407)	—
Interest rate derivatives	686	—	—	(364)	—	236	—	(558)	—
Foreign exchange derivatives	39	—	(39)	—	—	—	—	—	—
GMWB hedging instruments	124,999	—	—	(19,863)	—	—	—	(20,496)	84,640
Macro hedge program	140,574	—	—	(31,147)	—	27,170	—	—	136,597
Total derivatives [3]	267,744	1,386	3,185	(43,838)	—	25,056	—	(32,296)	221,237
Total assets	$267,995	$1,427	$2,930	$(43,891)	$95	$25,312	$(221)	$(32,399)	$221,248

[1]	All amounts in this column are reported in net realized capital gains (losses). All amounts are before income taxes.

[2]
Transfers in and/or (out) of Level 3 are primarily attributable to changes in the availability of market observable information and changes to the bond and stock carrying value based on the lower of cost and market requirement.

[3]	Derivative instruments are reported in this table on a net basis for asset/(liability) positions.

Fair Values for All Financial Instruments by Levels 1, 2 and 3

The tables below reflects the fair values and admitted values of all admitted assets and liabilities that are financial instruments excluding those accounted for under the equity method (subsidiaries, joint ventures and partnerships). The fair values are also categorized into the three-level fair value hierarchy.

(Amounts in thousands)	December 31, 2016
Type of Financial Instrument	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)
Assets
Bonds and short-term investments - unaffiliated	$5,171,080	$5,035,892	$238,111	$4,706,898	$226,071	$—
Preferred stocks - unaffiliated	2,604	2,558	—	2,604	—	—
Common stocks - unaffiliated	42,821	42,821	42,821	—	—	—
Mortgage loans on real estate	495,542	488,301	—	—	495,542	—
Derivative related assets	74,146	336,979	—	(174,427)	248,573	—
Contract loans	112,280	112,280	—	—	112,280	—
Surplus debentures	14,357	12,846	—	14,357	—	—
Low-income housing tax credits ("LIHTC")	704	704	—	—	704	—
Securities lending reinvested collateral assets	6,266	6,266	6,266	—	—	—
Separate Account assets [1]	29,866,541	29,866,541	29,866,541	—	—	—
Total assets	$35,786,341	$35,905,188	$30,153,739	$4,549,432	$1,083,170	$—
Liabilities
Liability for deposit-type contracts	$(746,582)	$(746,582)	$—	$—	$(746,582)	$—
Derivative related liabilities	(103,745)	(103,884)	—	(47,547)	(56,198)	—
Separate Account liabilities	(29,866,541)	(29,866,541)	(29,866,541)	—	—	—
Total liabilities	$(30,716,868)	$(30,717,007)	$(29,866,541)	$(47,547)	$(802,780)	$—

33

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

[1]	Excludes approximately $15.6 million, at December 31, 2016, of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

(Amounts in thousands)	December 31, 2015
Type of Financial Instrument	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)
Assets
Bonds and short-term investments - unaffiliated	$5,297,549	$5,170,131	$73,096	$4,948,110	$276,343	$—
Preferred stocks - unaffiliated	2,679	2,644	—	2,679	—	—
Common stocks - unaffiliated	326,921	326,921	326,919	—	2	—
Mortgage loans on real estate	560,225	549,789	—	—	560,225	—
Derivative related assets	60,543	417,711	—	(223,031)	283,574	—
Contract loans	113,807	113,807	—	—	113,807	—
Surplus debentures	14,002	12,907	—	14,002	—	—
LIHTC	844	844	—	—	844	—
Securities lending reinvested collateral assets	4,680	4,680	4,680	—	—	—
Separate Account assets [1]	32,173,084	32,173,084	32,173,084	—	—	—
Total assets	$38,554,334	$38,772,518	$32,577,779	$4,741,760	$1,234,795	$—
Liabilities
Liability for deposit-type contracts	$(972,209)	$(972,209)	$—	$—	$(972,209)	$—
Derivative related liabilities	(132,907)	(131,968)	—	(70,570)	(62,337)	—
Separate Account liabilities	(32,174,839)	(32,174,839)	(32,174,839)	—	—	—
Total liabilities	$(33,279,955)	$(33,279,016)	$(32,174,839)	$(70,570)	$(1,034,546)	$—

[1]	Excludes approximately $17.2 million, at December 31, 2015, of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

The valuation methodologies used to determine the fair values of bonds, stocks and derivatives are described in the above Fair Value Measurements section of this note.

The amortized cost of short-term investments approximates fair value.

Fair values for mortgage loans on real estate were estimated using discounted cash flow calculations based on current lending rates for similar type loans. Current lending rates reflect changes in credit spreads and the remaining terms of the loans.

The carrying amounts of the liability for deposit-type contracts and Separate Account liabilities approximate their fair values.

The fair values of contract loans were determined using current loan coupon rates which reflect the current rates available under the contracts. As a result, the fair values approximate the carrying value of the contract loans.

At December 31, 2016 and 2015 the Company had no investments where it was not practicable to estimate fair value.

34

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

5. Income Taxes

A.	The components of the net deferred tax asset/(deferred tax liability) ("DTA"/"(DTL)") at period end and the change in those components are as follows:

1				2016
			Ordinary	Capital	Total
	(a)	Gross DTA	$962,373,665	$6,847,726	$969,221,391
	(b)	Statutory valuation allowance adjustments	—	—	—
	(c)	Adjusted gross DTA	962,373,665	6,847,726	969,221,391
	(d)	Deferred tax assets nonadmitted	740,325,673	—	740,325,673
	(e)	Subtotal net admitted deferred tax assets	222,047,992	6,847,726	228,895,718
	(f)	Deferred tax liabilities	121,363,413	1,225,810	122,589,223
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$100,684,579	$5,621,916	$106,306,495

2				2016
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	100,684,579	5,621,916	106,306,495
		(1) DTAs expected to be realized after the balance sheet date	100,684,579	5,621,916	106,306,495
		(2) DTAs allowed per limitation threshold	XXX	XXX	271,117,778
	(c)	DTAs offset against DTLs	121,363,413	1,225,810	122,589,223
	(d)	DTAs admitted as a result of application of SSAP No. 101	$222,047,992	$6,847,726	$228,895,718

3	(a)	Ratio % used to determine recovery period and threshold limitation	2,215%
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	$1,807,451,853

4			2016
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$962,373,665	$6,847,726
		(2) % of net admitted adjusted gross DTAs by tax character attributable
		to the impact of tax planning strategies	0%	0%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$222,047,992	$6,847,726
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	47%	8%
	(b)	Do the tax planning strategies include the use of reinsurance?	Yes________	No___X_____

1				2015
			Ordinary	Capital	Total
	(a)	Gross DTA	$1,039,330,187	$267,323,709	$1,306,653,896
	(b)	Statutory valuation allowance adjustments	—	—	—
	(c)	Adjusted gross DTA	1,039,330,187	267,323,709	1,306,653,896
	(d)	Deferred tax assets nonadmitted	403,333,664	264,486,490	667,820,154
	(e)	Subtotal net admitted deferred tax assets	635,996,523	2,837,219	638,833,742
	(f)	Deferred tax liabilities	405,342,402	—	405,342,402
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$230,654,121	$2,837,219	$233,491,340

35

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

2				2015
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	230,654,121	2,837,219	233,491,340
		(1) DTAs expected to be realized after the balance sheet date	230,654,121	2,837,219	233,491,340
		(2) DTAs allowed per limitation threshold	XXX	XXX	358,768,550
	(c)	DTAs offset against DTLs	405,342,402	0	405,342,402
	(d)	DTAs admitted as a result of application of SSAP No. 101	$635,996,523	$2,837,219	$638,833,742

3	(a)	Ratio % used to determine recovery period and threshold limitation	2,784%
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	$2,391,790,336

4			2015
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$1,039,330,187	$267,323,709
		(2) % of net admitted adjusted gross DTAs by tax character attributable
		to the impact of tax planning strategies	0%	0%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$635,996,523	$2,837,219
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	45%	2%
	(b)	Do the tax planning strategies include the use of reinsurance?	Yes________	No___X_____

1			Change During 2016
			Ordinary	Capital	Total
	(a)	Gross DTA	$(76,956,522)	$(260,475,983)	$(337,432,505)
	(b)	Statutory valuation allowance adjustments	—	—	—
	(c)	Adjusted gross DTA	(76,956,522)	(260,475,983)	(337,432,505)
	(d)	Deferred tax assets nonadmitted	336,992,009	(264,486,490)	72,505,519
	(e)	Subtotal net admitted deferred tax assets	(413,948,531)	4,010,507	(409,938,024)
	(f)	Deferred tax liabilities	(283,978,989)	1,225,810	(282,753,179)
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$(129,969,542)	$2,784,697	$(127,184,845)

2			Change During 2016
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	(129,969,542)	2,784,697	(127,184,845)
		(1) DTAs expected to be realized after the balance sheet date	(129,969,542)	2,784,697	(127,184,845)
		(2) DTAs allowed per limitation threshold	XXX	XXX	(87,650,772)
	(c)	DTAs offset against DTLs	(283,978,989)	1,225,810	(282,753,179)
	(d)	DTAs admitted as a result of application of SSAP No. 101	$(413,948,531)	$4,010,507	$(409,938,024)

36

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

3	(a)	Ratio % used to determine recovery period and threshold limitation	(569)%
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	$(584,338,483)

4			Change During 2016
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$(76,956,522)	$(260,475,983)
		(2) % of net admitted adjusted gross DTAs by tax character attributable
		to the impact of tax planning strategies	0%	0%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$(413,948,531)	$4,010,507
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	2%	6%

B.	DTLs are not recognized for the following amounts:

Not Applicable.

C.	Significant Components of Income Taxes Incurred

1.	The components of current income tax (benefit)/expense are as follows:
			2016	2015	Change
	(a)	Federal	$(21,186,059)	$26,747,635	$(47,933,694)
	(b)	Foreign	—	490	(490)
	(c)	Subtotal	(21,186,059)	26,748,125	(47,934,184)
	(d)	Federal income tax on net capital gains	4,405,072	(5,819,624)	10,224,696
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$(16,780,987)	$20,928,501	$(37,709,488)

2.	The main components of the period end deferred tax amounts and the change in those components are as follows:
		2016	2015	Change
	DTA: Ordinary
	Reserves	$44,234,336	$52,731,996	$(8,497,660)
	Tax deferred acquisition costs	70,818,973	73,930,746	(3,111,773)
	Employee benefits	6,372,679	11,369,418	(4,996,739)
	Bonds and other investments	—	290,088	(290,088)
	NOL/Min tax credit/Foreign tax credits	831,249,054	889,124,912	(57,875,858)
	Other	9,698,623	11,883,027	(2,184,404)
	Subtotal: DTA Ordinary	962,373,665	1,039,330,187	(76,956,522)
	Total adjusted gross ordinary DTA	962,373,665	1,039,330,187	(76,956,522)
	Nonadmitted ordinary DTA	740,325,673	403,333,664	336,992,009
	Admitted ordinary DTA	222,047,992	635,996,523	(413,948,531)
	DTA: Capital
	Bonds and other investments	6,847,726	267,323,709	(260,475,983)
	Subtotal: DTA Capital	6,847,726	267,323,709	(260,475,983)
	Total adjusted gross capital DTA	6,847,726	267,323,709	(260,475,983)
	Nonadmitted capital DTA	—	264,486,490	(264,486,490)
	Admitted capital DTA	6,847,726	2,837,219	4,010,507
	Total Admitted DTA	$228,895,718	$638,833,742	$(409,938,024)

37

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

DTL: Ordinary
Bonds and other investments	$8,896,439	$306,772,356	$(297,875,917)
Deferred and uncollected	1,168,603	1,221,868	(53,265)
Reserves	42,517,287	62,409,123	(19,891,836)
Other	68,781,084	34,939,055	33,842,029
Gross DTL ordinary	121,363,413	405,342,402	(283,978,989)
DTL: Capital
Investment related	1,225,810	—	1,225,810
Gross DTL capital	1,225,810	—	1,225,810
Total DTL	122,589,223	405,342,402	(282,753,179)
Net adjusted DTA/(DTL)	$106,306,495	$233,491,340	$(127,184,845)
Adjust for the change in deferred tax on unrealized gains/losses			(26,809,947)
Adjust for the stock compensation transfer			1,250,629
Adjust for the change in nonadmitted deferred tax			72,505,519
Other adjustments			1
Adjusted change in net deferred Income Tax			$(80,238,643)

D.	Reconciliation of federal income tax rate to actual effective rate:

The sum of the income tax incurred and the change in the DTA/DTL is different from the result obtained by applying the statutory federal income tax rate to the pretax income. The significant items causing this difference are as follows:

		% of Pre-tax		% of Pre-tax		% of Pre-tax
	2016	income	2015	income	2014	income
	Tax effect	$129,365,110	Tax effect	$101,842,924	Tax effect	$(217,990,004)
Statutory tax - 35%	$45,277,788	35.00%	$35,645,023	35.00%	$(76,296,501)	35.00%
Tax preferred investments	(43,690,668)	(33.77)%	(87,245,687)	(85.67)%	(66,000,000)	30.28%
Subsidiary value write down	27,300,293	21.10%	—	0.00%	—	—%
Interest maintenance reserve	3,132,052	2.42%	19,337,905	18.99%	(19,633,778)	9.01%
Amortization of inception gain	(10,236,210)	(7.91)%	(21,619,703)	(21.23)%	(26,758,068)	12.27%
IRS Audit adjustments	38,226,226	29.54%	—	0.00%	—	—%
VA Hedge Reclass	6,712,342	5.19%	(44,333,658)	(43.53)%	—	—%
All other	(3,264,167)	(2.52)%	(3,008,755)	(2.95)%	(4,335,266)	1.99%
Total statutory income tax	63,457,656	49.05%	(101,224,875)	(99.39)%	(193,023,613)	88.55%
Federal and foreign income taxes incurred	(16,780,987)	(12.97)%	20,928,501	20.55%	(313,193,950)	143.68%
Change in net deferred income taxes	80,238,643	62.02%	(122,153,376)	(119.94)%	120,170,337	(55.13)%
Total statutory income tax	$63,457,656	49.05%	$(101,224,875)	(99.39)%	$(193,023,613)	88.55%

E.	Operating loss and tax credit carryforwards and protective tax deposits

1. At December 31, 2016, the Company had $1,829,093,872 of net operating loss carryforwards which expire between 2023 and 2029, $166,168,548 of AMT credit carryforwards, and $24,897,651 of foreign tax credit carryforwards which expire between 2020 and 2024.

2. The amount of federal income taxes incurred in the current year and each preceding year that will be available for recoupment in the event of future net losses are:

2016	—
2015	—
2014	—

3. The aggregate amount of deposits reported as admitted assets under Section 6603 of the IRS Code was $0 as of December 31, 2016.

38

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

F.	Consolidated Federal Income Tax Return

1. The Company’s federal income tax return is consolidated within The Hartford’s consolidated federal income tax return. The consolidated federal income tax return includes the following entities:

The Hartford Financial Services Group, Inc. (Parent)	Hartford Lloyd's Corporation
Hartford Holdings, Inc.	1stAgChoice, Inc.
Nutmeg Insurance Company	Access CoverageCorp, Inc.
Heritage Holdings, Inc.	Access CoverageCorp Technologies, Inc.
Hartford Fire Insurance Company	Hartford Casualty General Agency, Inc.
Hartford Accident and Indemnity Company	Hartford Fire General Agency, Inc.
Hartford Casualty Insurance Company	Hartford Strategic Investments LLC
Hartford Underwriters Insurance Company	Hartford Underwriters General Agency, Inc.
Twin City Fire Insurance Company	Hartford of Texas General Agency, Inc.
Pacific Insurance Company, Limited	Northern Homelands Company
Trumbull Insurance Company	Maxum Indemnity Company
Hartford Insurance Company of Illinois	Maxum Casualty Insurance Company
Hartford Insurance Company of the Midwest	Maxum Specialty Services Corporation
Hartford Insurance Company of the Southeast	Hartford Life, Inc.
Hartford Lloyd's Insurance Company	Hartford Life and Accident Insurance Company
Property & Casualty Insurance Co. of Hartford	HIMCO Distribution Services Company
Sentinel Insurance Company, Ltd.	Hartford-Comprehensive Employee Benefit Service Co.
First State Insurance Company	Hartford Securities Distribution Company, Inc.
New England Insurance Company	The Evergreen Group, Incorporated
New England Reinsurance Corporation	Hartford Administrative Services Company
Fencourt Reinsurance Company, Ltd.	Hartford Life, LTD.
Heritage Reinsurance Company, Ltd.	Hartford Funds Management Group, Inc.
New Ocean Insurance Co., Ltd.	Hartford Life International Holding Company
Hartford Investment Management Co.	Hartford Group Benefits Holding Company
HRA Brokerage Services. Inc.	Hartford Life Insurance Company
Hartford Integrated Technologies, Inc.	Hartford Life and Annuity Insurance Company
Business Management Group, Inc.	Hartford International Life Reassurance Corp.
Nutmeg Insurance Agency, Inc.	American Maturity Life Insurance Company

2.	Federal Income Tax Allocation

Estimated tax payments are made quarterly, at which time intercompany tax balances are settled. In the subsequent year, additional settlements are made on the unextended due date of the return and at the time that the return is filed. The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

6. Reinsurance

The amount of reinsurance recoverables from and payables to affiliated and unaffiliated reinsurers were $8,148,797 and $48,441,360 respectively, as of December 31, 2016 and $12,358,106 and $44,479,130 respectively, as of December 31, 2015.

The effect of reinsurance as of and for the years ended December 31 is summarized as follows:

2016	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$13,737,668,338	$1,009,814,809	$(11,124,064,437)	$3,623,418,710
Liability for deposit-type contracts	31,932,206	714,653,231	(3,645)	746,581,792
Policy and contract claim liabilities	144,070,692	20,007,238	(142,964,875)	21,113,055
Premium and annuity considerations	1,248,178,977	109,299,565	(1,074,130,692)	283,347,850
Death, annuity, disability and other benefits	921,467,688	106,615,608	(764,521,986)	263,561,310
Surrenders and other fund withdrawals	4,383,813,770	184,833,390	(443,569,567)	4,125,077,593

39

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

2015	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$13,096,202,774	$1,032,533,433	$(10,423,928,459)	$3,704,807,748
Liability for deposit-type contracts	37,351,852	934,859,443	(1,817)	972,209,478
Policy and contract claim liabilities	173,742,873	19,580,979	(172,841,525)	20,482,327
Premium and annuity considerations	1,358,118,477	108,221,449	(1,153,228,469)	313,111,457
Death, annuity, disability and other benefits	990,762,200	267,631,533	(837,201,360)	421,192,373
Surrenders and other fund withdrawals	5,789,852,802	186,423,521	(424,779,950)	5,551,496,373

2014	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$12,401,106,393	$1,048,607,747	$(9,577,895,699)	$3,871,818,441
Liability for deposit-type contracts	40,757,800	1,152,058,189	(20,468,091)	1,172,347,898
Policy and contract claim liabilities	107,460,386	18,933,697	(107,290,179)	19,103,904
Premium and annuity considerations	1,788,988,738	(73,107,311)	39,676,872,085	41,392,753,512
Death, annuity, disability and other benefits	801,686,972	293,031,891	(663,455,070)	431,263,793
Surrenders and other fund withdrawals	8,767,621,374	210,257,704	(2,632,097,533)	6,345,781,545

a. External reinsurance

The Company cedes insurance to unaffiliated insurers in order to limit its maximum losses. Such agreements do not relieve the Company from its primary liability to policyholders. The inability or unwillingness of a reinsurer to meet its financial obligations to us, including the impact of any insolvency or rehabilitation proceedings involving a reinsurer that could affect the Company's access to collateral held in trust, could have a material adverse effect on our financial condition, results of operations and liquidity. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. As of December 31, 2016, the Company has one reinsurance-related concentration of credit risk greater than 10% of the Company’s capital and surplus. This concentration, which is actively monitored, is as follows: reserve credits totaling $11.0 billion for Prudential offset by $7.6 billion of market value of assets held in trust, for a net exposure of $3.4 billion. As of December 31, 2015, the Company had one reinsurance-related concentration of credit risk greater than 10% of the Company’s capital and surplus. The concentration, which was actively monitored, was as follows: reserve credits totaling $10.3 billion for Prudential offset by $7.1 billion of market value of assets held in trust, for a net exposure of $3.2 billion.

The Company has a reinsurance agreement under which the reinsurer has a limited right to unilaterally cancel the reinsurance for reasons other than for nonpayment of premium or other similar credits. The estimated amount of aggregate reduction in the Company’s surplus of this limited right to unilaterally cancel this reinsurance agreement by the reinsurer for which cancellation results in a net obligation of the Company to the reinsurer, and for which such obligation is not presently accrued is $119.7 million in 2016, a decrease of $16.2 million from the 2015 balance of $135.9 million. The total amount of reinsurance credits taken for this agreement was $184.1 million in 2016, a decrease of $24.9 million from the 2015 balance of $209.0 million.

On January 2, 2013, The Hartford completed the sale of its Individual Life insurance business to Prudential. As part of this transaction a reinsurance gain of approximately $600 million, before tax, was deferred and will be amortized over 20 years as earnings are estimated to emerge from the business reinsured. Amortization amounts, which are recorded as Commissions and expense allowances on reinsurance ceded on the Statements of Operations and as Amortization and decreases of gain on inforce reinsurance on the Statements of Changes in Capital and Surplus, totaled $29.2 million, $63.6 million and $40.7 million for 2016, 2015 and 2014, respectively.

40

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

b. Reinsurance Assumed from Affiliates

On June 30, 2014, HLIC’s parent, HLI, completed the sale of all of the issued and outstanding equity of HLIKK, a Japan affiliate, to ORIX Life Insurance Corporation ("Buyer"), a subsidiary of ORIX Corporation, a Japanese company. Concurrent with the sale, HLIKK recaptured certain risks that had been reinsured to the Company and HLIC by terminating intercompany agreements. As a result, the Company recognized a reduction in surplus of approximately $165 million, including an after-tax loss of approximately $323 million, which includes the impacts of unwinding hedging derivatives related to the recaptured risks.

Upon closing, the Buyer is responsible for all liabilities for the recaptured business. The Company continues to provide reinsurance to the Buyer for approximately $0.7 billion of fixed payout annuities, as of December 31, 2016, related to the “3Win” product formerly written by HLIKK.

Under this agreement, the Buyer continues to cede the following: in-force “3Win” annuities which bundled guaranteed minimum accumulation benefits (“GMAB”), GMIB and GMDB product features and risks. The liability for this assumed reinsurance is presented within Liability for deposit-type contracts on the Statements of Admitted Assets, Liabilities and Capital and Surplus. In connection with this reinsurance agreement, the Company collected immaterial premiums for the years ended December 31, 2016, 2015 and 2014.

The Company entered into a funding agreement with HLIC in 2009 to fund required payouts under this agreement; however the funding agreement was terminated in 2014 as a result of the sale of HLIKK.

Prior to the sale, the Company had the following reinsurance agreements with HLIKK. Under these agreements, HLIKK ceded 100% of its covered risks to the Company. The following list described the reinsurance agreements with HLIKK:

•
The Company assumed GMDB on covered contracts that have an associated GMIB rider in force on or after July 31, 2006, and GMIB riders issued on or after April 1, 2005. In connection with this reinsurance agreement, the Company collected premiums of $0, $0 and $(187,673,983) for the years ended December 31, 2016, 2015 and 2014, respectively.

•
The Company assumed certain in-force and prospective GMIB and GMDB riders issued on or after February 1, 2008. In connection with this reinsurance agreement, the Company collected immaterial premiums for the years ended December 31, 2016, 2015 and 2014.

•
The Company assumed certain in-force and prospective GMDB riders issued on or after April 1, 2005. In connection with this reinsurance agreement, the Company collected immaterial premiums for the years ended December 31, 2016, 2015 and 2014.

c. Reinsurance Ceded to Affiliates

In March 2014, the Company received permission from the Department and the Vermont Department of Financial Regulation to terminate the reinsurance agreement with its affiliate White River Life Reinsurance Company ("WRR") effective April 1, 2014. As a result the Company received a return of ceded premium related to Separate Account business totaling $41 billion offset by Modco adjustments of $41 billion; reassumed $281 million in aggregate reserves for annuity contracts; WRR returned the funds withheld totaling $281 million to the Company; and the Company paid a recapture fee of $0 to WRR. In addition, the Company received a capital contribution of $1.022 billion from its parent HLIC in support of the business recaptured.

The Company had a Modco and coinsurance with funds withheld reinsurance agreement (“WRR Agreement”) with WRR, an affiliated captive insurance company unauthorized in the State of Connecticut. The Company ceded to WRR variable annuity contracts, associated riders, and payout annuities written by the Company; annuity contracts and associated riders assumed by the Company under unaffiliated reinsurance agreements; and GMAB, GMIB riders and GMDB risks assumed by the Company from
HLIKK.

Under Modco, the assets and liabilities, and under coinsurance with funds withheld, the assets, associated with the reinsured business remained on the balance sheet of the Company in segregated portfolios, and WRR received the economic risks and rewards related to the reinsured business through Modco and funds withheld adjustments.

41

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

In connection with the WRR Agreement, the Company reported paid premiums of $0 for December 31, 2016 and 2015, respectively, and $(41,015,622,260) for the year ended December 31, 2014.

7. Related Party Transactions

Transactions between the Company and its affiliates, relate principally to tax settlements, reinsurance, insurance coverages, rental and service fees, capital contributions, returns of capital and payments of dividends. Investment management fees are charged by Hartford Investment Management Company and are a component of net investment income. Substantially all general insurance expenses related to the Company, including rent and benefit plan expenses, are initially paid by the affiliate Hartford Fire Insurance Company.

Direct expenses are allocated using specific identification and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization.

At December 31, 2016 and 2015, the Company reported $199,732 and $0, respectively, as receivables from and $5,659,200 and $22,991,721, respectively, as payables to parent, subsidiaries, and affiliates. The terms of the written settlement agreements require that these amounts be settled generally within 30 days.

The Company participates in an Intercompany Liquidity Agreement (the “Agreement”) that The Hartford entered into with its insurance company subsidiaries that are domiciled in the State of Connecticut. The Agreement allows for short-term advances of funds between Hartford affiliates for liquidity and other general corporate purposes. The Company had no issued and outstanding notes as of December 31, 2016 and 2015.

On June 16, 2016, The Hartford received permission from the Department to pay an extraordinary dividend of $250,000,000 from HLAI to HLIHC. HLAI paid the dividend on July 15, 2016.

On January 13, 2016, The Hartford received permission from the Department to pay an extraordinary dividend of $500,000,000 from HLAI to HLIC. HLAI paid the dividend on January 29, 2016.

On June 29, 2015, The Hartford received permission from the Department to pay extraordinary dividends (as returns of capital) of $500,000,000 from HLAI to HLIC and $500,000,000 from HLIC to Hartford Life, Inc. ("HLI"). HLAI and HLIC paid these returns of capital on July 15, 2015.

On January 9, 2015, The Hartford received permission from the Department to pay extraordinary dividends (as returns of capital) of $500,000,000 from HLAI to HLIC and $500,000,000 from HLIC to HLI. HLAI and HLIC paid these returns of capital on January 30, 2015.

On July 8, 2014, The Hartford received permission from the Department to pay extraordinary dividends (as returns of capital) of $500,000,000 from HLAI to HLIC, and $500,000,000 from HLIC to HLI. HLAI and HLIC paid these returns of capital on July 15, 2014. See additional information in Note 6 regarding capital contributions.

On January 30, 2014, The Hartford received permission from the Department to pay extraordinary dividends (as returns of capital) of $642,349,730 from HLAI to HLIC and $800,000,000 from HLIC to Hartford Life and Accident Insurance Company (“HLA”). HLAI and HLIC paid these returns of capital on February 27, 2014. contributions.

Related party transactions may not be indicative of the costs that would have been incurred on a stand-alone basis. For additional information, see Notes 5, 6, 8 and 11.

8. Retirement Plans, Other Postretirement Benefit Plans and Postemployment Benefits

The Hartford maintains The Hartford Retirement Plan for U.S. employees, a U.S. qualified defined benefit pension plan (the “Plan”), that covers substantially all U.S. employees of the Company hired prior to January 1, 2013. The Hartford also maintains non-qualified pension plans to provide retirement benefits previously accrued that are in excess of Internal Revenue Code limitations. These plans shall be collectively referred to as the “Pension Plans."

42

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Effective December 31, 2012, The Hartford amended the Plan to freeze participation and benefit accruals. As a result, employees will not accrue further benefits under the Plan, although interest will continue to accrue to existing account balances. Participants as of December 31, 2012 will continue to earn vesting credit with respect to their frozen accrued benefits as they continue to work. The freeze also applies to The Hartford Excess Pension Plan II, The Hartford's non-qualified excess pension benefit plan for certain highly compensated employees.

For the years ended December 31, 2016, 2015 and 2014, the Company incurred expenses related to the Pension Plans of $4,740,669, $4,778,327 and $5,780,928, respectively, related to the allocation of the net periodic benefit cost, benefit payments and funding to the Pension Plans.

The Hartford also provides certain health care and life insurance benefits for eligible retired employees. The Hartford's contribution for health care benefits will depend upon the retiree's date of retirement and years of service. In addition, the plan has a defined dollar cap for certain retirees which limits average company contributions. The Hartford has prefunded a portion of the health care obligations through a trust fund where such prefunding can be accomplished on a tax effective basis. Effective January 1, 2002, company-subsidized retiree medical, retiree dental and retiree life insurance benefits were eliminated for employees with original hire dates on or after January 1, 2002. As of December 31, 2012, The Hartford’s other postretirement medical, dental and life insurance coverage plans were amended to no longer provide subsidized coverage for current employees who retire on or after January 1, 2014. The expenses allocated to the Company for other postretirement benefits were not material to the results of operations for 2016, 2015 and 2014.

Substantially all U.S. employees of the Company are eligible to participate in The Hartford Investment and Savings Plan under which designated contributions may be invested in a variety of investments including up to 10% in common stock of The Hartford. The Company's contributions include a non-elective contribution of 2% of eligible compensation and a dollar-for-dollar matching contribution of up to 6% of eligible compensation contributed by the employee each pay period. The Hartford also maintains a non-qualified savings plan, The Hartford Excess Savings Plan, with the same level of matching contributions (excluding the non-elective contributions) with respect to employee compensation in excess of the limit that can be recognized under the tax-qualified Investment and Savings Plan. Eligible compensation includes overtime and bonuses but is limited to a total of $1,000,000 annually. The cost allocated to the Company for the years ended December 31, 2016, 2015, and 2014 was $1,863,183, $1,663,096 and $2,334,909, respectively.

The Company participates in postemployment plans sponsored by, and included in the financial statements of, the Hartford Fire Insurance Company. These plans provide for medical and salary continuation benefits for employees on long-term disability. The expenses allocated to the Company for long term disability were not material to the results of operations for 2016, 2015, and 2014.

9. Capital and Surplus and Shareholder Dividend Restrictions

Dividend Restrictions

The maximum amount of dividends which can be paid to shareholders by Connecticut domiciled insurance companies, without prior approval of the Connecticut Insurance Commissioner (the “Commissioner”), is generally restricted to the greater of 10% of surplus as of the preceding December 31st or the net gain from operations after dividends to policyholders, federal income taxes and before realized capital gains or (losses) for the previous year. In addition, if any dividend exceeds the insurer's earned surplus, it requires the prior approval of the Commissioner. Dividends are paid as determined by the Board of Directors in accordance with state statutes and regulations, and are not cumulative. Dividends paid totaled $750,000,000 in 2016, and no dividends were paid in 2015 and 2014. For returns of capital, see Note 7. With respect to dividends to its parent HLIHC, the Company’s dividend limitation under the holding company laws of Connecticut is $347,754,309 in 2017. See Note 12 Subsequent Events.

Unassigned Funds

The portion of unassigned funds reduced by each item below at December 31 was as follows:

	2016	2015
Unrealized capital losses, gross of tax	$(107,705,057)	$132,572,545
Nonadmitted asset values	752,945,336	682,502,840
Asset valuation reserve	36,012,232	57,553,274

43

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

10. Separate Accounts

The Company maintained Separate Account assets totaling $29,882,167,087 and $32,190,324,610 as of December 31, 2016 and 2015, respectively. The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business. For the current reporting year, the Company recorded assets and liabilities for individual variable annuities, variable life and variable universal life product lines in the Separate Accounts.

The Separate Account classifications are supported by state statute and are in accordance with the domiciliary state procedures for approving items within the Separate Accounts. Separate Account assets are segregated from other investments and reported at fair value. Some assets are considered legally insulated whereas others are not legally insulated from the General Account. As of December 31, 2016 and 2015, the Company’s Separate Account statement included legally insulated assets of $29,882,167,087 and $32,190,324,610, respectively.

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the market value less applicable surrender charges. The resulting surplus is recorded in the General Account Statements of Operations as a component of Net transfers from Separate Accounts. The Company’s Separate Accounts are non-guaranteed, wherein the policyholder assumes substantially all the investment risks and rewards. Investment income (including investment gains and losses) and interest credited to policyholders on Separate Account assets are not separately reflected in the Statements of Operations.

Separate Account fees, net of minimum guarantees, were $620,498,300, $710,679,585 and $813,720,444 for the years ended December 31, 2016, 2015 and 2014, respectively, and are recorded as a component of fee income on the Company’s Statements of Operations.

An analysis of the Separate Accounts as of December 31, 2016 is as follows:

	Indexed	Nonindexed Guaranteed Less Than or Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premium considerations or deposits for the
year ended December 31, 2016	$—	$—	$—	$428,564,804	$428,564,804
Reserves at year-end:
For accounts with assets at:
Fair value	$—	$—	$—	$29,735,009,565	$29,735,009,565
Amortized cost					—
Total reserves	$—	$—	$—	$29,735,009,565	$29,735,009,565
By withdrawal characteristics:
Subject to discretionary withdrawal	$—	$—	$—	$—	$—
With market value adjustment	—	—	—	—	—
At book value without market value adjustment
and with surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	29,362,177,768	29,362,177,768
At book value without market value adjustment
and with surrender charge of less than 5%	—	—	—	—	—
Subtotal	—	—	—	29,362,177,768	29,362,177,768
Not subject to discretionary withdrawal	—	—	—	372,831,797	372,831,797
Total	$—	$—	$—	$29,735,009,565	$29,735,009,565

Below is a reconciliation of net transfers from Separate Accounts as of December 31,

	December 31, 2016	December 31, 2015	December 31, 2014
Transfer to Separate Accounts	$428,564,804	$493,301,666	$665,027,557
Transfer from Separate Accounts	4,436,510,790	5,673,300,519	8,473,206,078
Net Transfer from Separate Accounts	(4,007,945,986)	(5,179,998,853)	(7,808,178,521)
Internal exchanges and other Separate Account activity	54,158,782	(29,214,533)	(17,801,650)
Transfer from Separate Accounts on the Statements of Operations	$(3,953,787,204)	$(5,209,213,386)	$(7,825,980,171)

44

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

11. Commitments and Contingent Liabilities

a. Litigation

The Company is or may become involved in various legal actions, some of which assert claims for substantial amounts. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses and costs of defense, will not be material to the financial condition of the Company.

b. Guaranty Funds

In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year, depending on the state.

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Part of the assessments paid by/refunded to the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes. The Company paid immaterial net guaranty fund assessments in 2016, 2015, and 2014. The Company has a guaranty fund receivable of $637,238 and $3,771,126 as of December 31, 2016 and 2015, respectively.

c. Leases

As discussed in Note 7, transactions with The Hartford include rental facilities and equipment. Rent paid by the Company to The Hartford for its share of space occupied and equipment used by the Company was $786,827, $6,380,352 and $4,789,032 in 2016, 2015, and 2014, respectively. Future minimum rental commitments are immaterial.

The principal executive office of the Company, together with its parent and other life insurance affiliates, is located in Hartford, Connecticut.

d. Tax Matters

The Company or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various state and foreign jurisdictions. The Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years prior to 2012. The federal audit of the years 2012 and 2013 began in March 2015 and is expected to be completed in 2017. Management believes that adequate provision has been made in the financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years.

The Company’s unrecognized tax benefits are settled with the parent consistent with the terms of the tax sharing agreement described in Note 5.

The Separate Account dividend received deduction (“DRD”) is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds, amounts of short-term capital gains at the mutual fund level and the Company’s taxable income before the DRD. The Company recorded benefits of $43,690,668, $87,245,687, and $68,270,923 related to the Separate Account DRD for the years ended December 31, 2016, 2015, and 2014, respectively.

e. Funding Obligations

At December 31, 2016, the Company has outstanding commitments totaling $15,293,820 of which $849,920 is committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $14,443,900 is related to various funding obligations associated with private placement securities.

45

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

12. Subsequent Events

On January 5, 2017, The Hartford received permission from the Department to pay an extraordinary dividend of $300,000,000 from HLAI to HLIHC. HLAI paid the dividend on January 30, 2017.

The Company has evaluated events subsequent to December 31, 2016, through April 7, 2017, the date the statutory-basis financial statements were available to be issued. The Company has not evaluated subsequent events after that date for presentation in these statutory-basis financial statements.

46

PART C
OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	All financial statements are included in Part A and Part B of the Registration Statement.
(b)	(1)	Resolution of the Board of Directors of Hartford Life and Annuity
Insurance Company ("Hartford") authorizes the establishment of the
Separate Account.(1)
	(2)	Not applicable.
	(3)	(a) Principal Underwriter Agreement.(2)
	(3)	(b) Form of Dealer Agreement.(2)
	(4)	(a) Form of Individual Flexible Premium Variable Annuity Contract.(3)
	(4)	(b) Amendatory Rider - Annuity Commencement Date Deferral Option (4)
	(5)	Form of Application.(5)
	(6)	(a) Certificate of Incorporation of Hartford.(6)
	(6)	(b) Amended and Restated Bylaws of Hartford.(8)
	(7)	Not applicable.
	(8)	Form of Fund Participation Agreement.(7)
	(9)	Opinion and Consent of Lisa Proch, Assistant General Counsel.
	(10)	Consents of Deloitte and Touche LLP
	(11)	No financial statements are omitted.
	(12)	Not applicable.
	(99)	Copy of Power of Attorney.

------------

(1)    Incorporated by reference to Post-Effective Amendment No. 2, to the Registration Statement File No. 33-73568, dated May 1, 1995.
(2)    Incorporated by reference to Post-Effective Amendment No. 3, to the Registration Statement File No. 33-73568, dated April 29, 1996.
(3)    Incorporated by reference to Pre-Effective Amendment No. 1, to the Registration Statement File No. 333-101945, filed on April 7, 2003.
(4)    Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement File No. 333-105255, filed on November 15, 2016.
(5)    Incorporated by reference to Pre-Effective Amendment No. 1, to the Registration Statement File No. 333-101944, filed on April 7, 2003.
(6)    Incorporated by reference to Post-Effective Amendment No. 7, to the Registration Statement File No. 333-69487, filed April 9, 2001.
(7)    Incorporated by reference to Post-Effective Amendment No. 2, to the Registration Statement File No. 333-91921, filed on August 25, 2000.
(8)    Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement File No. 333-176152, filed on April 25, 2014.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME	POSITION
Ellen T. Below	Vice President
John B. Brady	Actuary, Vice President
Michael R. Chesman	Senior Vice President, Director of Taxes
Robert A. Cornell	Actuary, Vice President
Christopher S. Conner	Chief Compliance Officer of Separate Accounts
John W. Gallant	Vice President
Michael R. Hazel	Vice President, Controller
Donna R. Jarvis	Actuary, Vice President
Brion S. Johnson	President, Chairman of the Board, Director*
Aidan Kidney	Senior Vice President
Diane Krajewski	Vice President
Lisa S. Levin	Corporate Secretary
Craig D. Morrow	Appointed Actuary, Vice President
Matthew J. Poznar	Senior Vice President, Director*
Robert W. Paiano	Treasurer, Senior Vice President, Director*
Lisa M. Proch	Vice President and Chief Compliance Officer of Talcott Resolution
David G. Robinson	Executive Vice President, General Counsel
Peter F. Sannizzaro	Senior Vice President, Chief Accounting Officer, Chief Financial Officer
Robert Siracusa	Vice President

Unless otherwise indicated, the principal business address of each of the above individuals is One Hartford Plaza, Hartford, CT 06155.

* Denotes Board of Directors.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement File No. 333-176150, filed on April 20, 2017.

ITEM 27. NUMBER OF CONTRACT OWNERS
As of January 31, 2017, there were 166,982 Contract Owners.

ITEM 28. INDEMNIFICATION

Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."

Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by laws. For purposes of the by laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
ITEM 29. PRINCIPAL UNDERWRITERS

(a) HSD acts as principal underwriter for the following investment companies:

Hartford Life Insurance Company - Separate Account One
Hartford Life Insurance Company - Separate Account Two
Hartford Life Insurance Company - Separate Account Two (DC Variable Account I)
Hartford Life Insurance Company - Separate Account Two (DC Variable Account II)
Hartford Life Insurance Company - Separate Account Two (QP Variable Account)
Hartford Life Insurance Company - Separate Account Two (Variable Account "A")
Hartford Life Insurance Company - Separate Account Two (NQ Variable Account)
Hartford Life Insurance Company - Separate Account Ten
Hartford Life Insurance Company - Separate Account Three
Hartford Life Insurance Company - Separate Account Five
Hartford Life Insurance Company - Separate Account Seven
Hartford Life Insurance Company - Separate Account Eleven
Hartford Life Insurance Company - Separate Account Twelve
Hartford Life and Annuity Insurance Company - Separate Account One
Hartford Life and Annuity Insurance Company - Separate Account Ten
Hartford Life and Annuity Insurance Company - Separate Account Three
Hartford Life and Annuity Insurance Company - Separate Account Five
Hartford Life and Annuity Insurance Company - Separate Account Six
Hartford Life and Annuity Insurance Company - Separate Account Seven
Union Security Insurance Company - Variable Account C
Union Security Insurance Company - Variable Account D
Union Security Life Insurance Company - Separate Account A

(b) Directors and Officers of HSD

Name	Positions and Offices with Underwriter
Diana Benken	Chief Financial Officer, Controller/FINOP
Christopher S. Conner	AML Compliance Officer, Chief Compliance Officer, Privacy Officer, Secretary
Christopher J. Dagnault (1)	President, Chief Executive Officer, Director
Aidan Kidney	Chairman of the Board, Senior Vice President, Director
Kathleen E. Jorens	Vice President, Assistant Treasurer
Robert W. Paiano	Senior Vice President, Treasurer
Michael Chesman	Senior Vice President, Director of Taxes
Andrew Diaz-Matos	Vice President
Donald C. Hunt	Vice President
Mark M. Sosha	Vice President
Diane Krajewski	Director

Unless otherwise indicated, the principal business address of each of the above individuals is One Hartford Plaza, Hartford, CT 06155.

(1) Address: 500 Bielenberg Drive. Woodbury, MN 55125

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder are maintained by Hartford at One Hartford Plaza, Hartford, CT 06155.

ITEM 31. MANAGEMENT SERVICES

All management contracts are discussed in Part A and Part B of this Registration Statement.

ITEM 32. UNDERTAKINGS

(a)
The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

(b)
The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)
Hartford hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. Registrant has complied with conditions one through four of the no-action letter.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on April 20, 2017.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT ONE (Registrant)

By:	Brion S. Johnson*	*By:	/s/ Lisa Proch
	Brion S. Johnson		Lisa Proch
	President, Chairman of the Board		Attorney-in-Fact

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
(Depositor)

By:	Brion S. Johnson*
Brion S. Johnson
President, Chief Executive Officer,
Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Brion S. Johnson, President,
Chairman of the Board, Director*
Matthew J. Poznar, Senior Vice President, Director*	*By:	/s/ Lisa Proch
Robert W. Paiano, Senior Vice President, Treasurer, Director*		Lisa Proch
Peter F. Sannizzaro, Senior Vice President, Chief Accounting Officer,		Attorney-in-Fact
Chief Financial Officer	Date:	April 20, 2017

EXHIBIT INDEX
(9)	Opinion and Consent of Lisa Proch, Assistant General Counsel
(10)	Consents of Deloitte & Touche LLP
(99)	Power of Attorney